A member firm of Ernst & Young Global Limited Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764 Tel: +1 515 243 2727 ey.com Report of Independent Registered Public Accounting Firm To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Co Separate Account B Opinion on the Financial Statements We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal Life Insurance Co Separate Account B (the “Separate Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. /s/ Ernst & Young LLP We have served as the Separate Account’s auditor since 1970. March 28, 2025 A member firm of Ernst & Young Global Limited Appendix: Subaccounts comprising Principal Life Insurance Co Separate Account B Sub Account Statement of operations Statements of changes in net assets AllianceBernstein VPS Discovery Value Portfolio – Class A AllianceBernstein VPS Small Cap Growth Portfolio – Class A ALPS Global Opportunity Portfolio – Class III American Funds Insurance Series - American High-Income Trust – Class 2 Shares American Funds Insurance Series - Asset Allocation Fund – Class 2 Shares American Funds Insurance Series - Asset Allocation Fund – Class 4 Shares American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares American Funds Insurance Series - Global Small Capitalization Fund – Class 4 Shares American Funds Insurance Series - Managed Risk Asset Allocation Fund – Class P2 Shares American Funds Insurance Series - Managed Risk Growth Fund – Class P2 Shares American Funds Insurance Series - Managed Risk International Fund – Class P2 Shares American Funds Insurance Series - New World Fund – Class 2 Shares American Funds Insurance Series - New World Fund – Class 4 Shares American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares American Funds Insurance Series - Washington Mutual Investors Fund – Class 4 Shares BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III BlackRock Advantage SMID Cap V.I. Fund – Class III BlackRock Global Allocation V.I. Fund – Class III Blue Chip Account – Class 3 BNY Mellon IP MidCap Stock Portfolio – Service Shares BNY Mellon IP Technology Growth Portfolio – Service Shares Clearbridge Variable Small Cap Growth Portfolio – Class II Shares Columbia VP - Limited Duration Credit Fund – Class 2 Columbia VP - Small Cap Value Fund – Class 2 Core Plus Bond Account – Class 1 CVT EAFE International Index Portfolio – Class F (1) CVT Investment Grade Bond Index Portfolio – Class F (2) CVT Nasdaq 100 Index Portfolio – Class F (3) CVT Russell 2000 Small Cap Index Portfolio – Class F (4) CVT S&P MidCap 400 Index Portfolio – Class F (5) Diversified Balanced Account – Class 1 Diversified Balanced Account – Class 2 Diversified Balanced Adaptive Allocation Account – Class 2 (6) Diversified Balanced Strategic Allocation Account – Class 2 (7) Diversified Growth Account – Class 2 Diversified Growth Adaptive Allocation Account – Class 2 (8) Diversified Growth Strategic Allocation Account – Class 2 (9) Diversified Income Account – Class 2 Diversified International Account – Class 1 DWS Alternative Asset Allocation VIP – Class B DWS Small Mid Cap Value VIP – Class B EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB Equity Income Account – Class 1 Equity Income Account – Class 2 For the year ended December 31, 2024 For each of the two years in the period ended December 31, 2024 A member firm of Ernst & Young Global Limited Fidelity VIP Contrafund® Portfolio – Service Class Fidelity VIP Contrafund® Portfolio – Service Class 2 Fidelity VIP Energy Portfolio – Service Class 2 Fidelity VIP Equity-Income Portfolio – Service Class 2 Fidelity VIP Freedom 2020 Portfolio – Service Class 2 Fidelity VIP Freedom 2030 Portfolio – Service Class 2 Fidelity VIP Freedom 2040 Portfolio – Service Class 2 Fidelity VIP Freedom 2050 Portfolio – Service Class 2 Fidelity VIP Government Money Market Portfolio – Initial Class Fidelity VIP Government Money Market Portfolio – Service Class 2 Fidelity VIP Growth Portfolio – Service Class Fidelity VIP Growth Portfolio – Service Class 2 Fidelity VIP Health Care Portfolio – Service Class 2 Fidelity VIP Mid Cap Portfolio – Service Class Fidelity VIP Mid Cap Portfolio – Service Class 2 Fidelity VIP Overseas Portfolio – Service Class 2 Franklin Templeton VIP Trust - Franklin Global Real Estate VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 4 Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 4 Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2 Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 4 Franklin Templeton VIP Trust - Templeton Growth VIP Fund – Class 2 Global Emerging Markets Account – Class 1 Goldman Sachs VIT - Mid Cap Value Fund – Institutional Shares Goldman Sachs VIT - Mid Cap Value Fund – Service Shares Goldman Sachs VIT - Multi-Strategy Alternatives Portfolio – Service Shares Goldman Sachs VIT - Small Cap Equity Insights Fund – Institutional Shares Goldman Sachs VIT - Small Cap Equity Insights Fund – Service Shares Government & High Quality Bond Account – Class 1 Guggenheim Investments VIF Global Managed Futures Strategy Fund Guggenheim Investments VIF Multi-Hedge Strategies Fund Guggenheim Investments VIF Series F - (Guggenheim Floating Rate Strategies Series) Invesco V.I. American Franchise Fund – Series I Shares Invesco V.I. American Value Fund – Series I Shares Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares Invesco V.I. Core Equity Fund – Series I Shares Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares Invesco V.I. EQV International Equity Fund – Series I Shares Invesco V.I. EQV International Equity Fund – Series II Shares Invesco V.I. Health Care Fund – Series I Shares Invesco V.I. Health Care Fund – Series II Shares Invesco V.I. Main Street Small Cap Fund – Series II Shares Invesco V.I. Small Cap Equity Fund – Series I Shares Invesco V.I. Technology Fund – Series I Shares Janus Henderson Global Sustainable Equity Portfolio – Service Shares Janus Henderson Series Balanced Portfolio – Service Shares Janus Henderson Series Enterprise Portfolio – Service Shares Janus Henderson Series Flexible Bond Portfolio – Service Shares Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares LargeCap Growth Account I – Class 1 LargeCap S&P 500 Index Account – Class 1 LargeCap S&P 500 Index Account – Class 2 Macquarie VIP Small Cap Value Series – Service Class (10) MFS® International Intrinsic Value Portfolio – Service Class MFS® New Discovery Series – Service Class A member firm of Ernst & Young Global Limited MFS® Utilities Series – Service Class MFS® Value Series – Service Class MidCap Account – Class 1 MidCap Account – Class 2 Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares PIMCO VIT All Asset Portfolio – Administrative Class PIMCO VIT All Asset Portfolio – Advisor Class PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class PIMCO VIT High Yield Portfolio – Administrative Class PIMCO VIT Low Duration Portfolio – Advisor Class PIMCO VIT Total Return Portfolio – Administrative Class Principal Capital Appreciation Account – Class 1 Principal Capital Appreciation Account – Class 2 Principal LifeTime 2020 Account – Class 1 Principal LifeTime 2030 Account – Class 1 Principal LifeTime 2040 Account – Class 1 Principal LifeTime 2050 Account – Class 1 Principal LifeTime Strategic Income Account – Class 1 Real Estate Securities Account – Class 1 Real Estate Securities Account – Class 2 Rydex VI Basic Materials Fund Rydex VI Commodities Strategy Fund Rydex VI NASDAQ 100 Fund SAM Balanced Portfolio – Class 1 SAM Balanced Portfolio – Class 2 SAM Conservative Balanced Portfolio – Class 1 SAM Conservative Balanced Portfolio – Class 2 SAM Conservative Growth Portfolio – Class 1 SAM Conservative Growth Portfolio – Class 2 SAM Flexible Income Portfolio – Class 1 SAM Flexible Income Portfolio – Class 2 SAM Strategic Growth Portfolio – Class 1 SAM Strategic Growth Portfolio – Class 2 Short-Term Income Account – Class 1 SmallCap Account – Class 1 SmallCap Account – Class 2 T. Rowe Price Blue Chip Growth Portfolio – II T. Rowe Price Health Sciences Portfolio – II The Merger Fund VL TOPS® Aggressive Growth ETF Portfolio - Investor Class Shares TOPS® Balanced ETF Portfolio - Investor Class Shares TOPS® Conservative ETF Portfolio - Investor Class Shares TOPS® Growth ETF Portfolio - Investor Class Shares TOPS® Moderate Growth ETF Portfolio - Investor Class Shares U.S. LargeCap Buffer January Account – Class 2 U.S. LargeCap Buffer July Account – Class 2 U.S. LargeCap Buffer October Account – Class 2 VanEck VIP Trust Global Gold Fund – Class S Shares VanEck VIP Trust Global Resources Fund – Class S Shares U.S. LargeCap Buffer April Account – Class 2 For the year ended December 31, 2024 For the year ended December 31, 2024 and for

A member firm of Ernst & Young Global Limited the period from March 30, 2023 (date fund was available to policyholders) through December 31, 2024 American Funds Insurance Series – Growth-Income Fund – Class 2 Shares American Funds Insurance Series – Growth-Income Fund – Class 4 Shares For the period from June 3, 2024 (date fund made available) through December 31, 2024 LVIP American Century Capital Appreciation Fund – Standard Class II LVIP American Century Disciplined Core Value Fund – Standard Class II LVIP American Century Inflation Protection Fund – Service Class LVIP American Century Mid Cap Value Fund – Service Class LVIP American Century Ultra Fund – Service Class LVIP American Century Ultra Fund – Standard Class II LVIP American Century Value Fund – Service Class For the period from April 26, 2024 (date fund made available) through December 31, 2024 (1) Represented the operations of Calvert VP EAFE International Index Portfolio – Class F until June 1, 2024 (2) Represented the operations of Calvert VP Investment Grade Bond Index Portfolio – Class F until June 1, 2024 (3) Represented the operations of Calvert VP Nasdaq 100 Index Portfolio – Class F until June 1, 2024 (4) Represented the operations of Calvert VP Russell 2000 Small Cap Index Portfolio – Class F until June 1, 2024 (5) Represented the operations of Calvert VP S&P MidCap 400 Index Portfolio – Class F until June 1, 2024 (6) Represented the operations of Diversified Balanced Volatility Control Account – Class 2 until June 1, 2024 (7) Represented the operations of Diversified Balanced Managed Volatility Account – Class 2 until June 1, 2024 (8) Represented the operations of Diversified Growth Volatility Control Account – Class 2 until June 1, 2024 (9) Represented the operations of Diversified Growth Managed Volatility Account – Class 2 until June 1, 2024 (10) Represented the operations of Delaware VIP Small Cap Value Series – Service Class until June 1, 2024

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	ALPS Global Opportunity Portfolio – Class III	American Funds Insurance Series – American High-Income Trust – Class 2 Shares

Assets
Investments in shares of mutual funds, at fair value	$2,524,884	$2,467,868	$881,112	$1,009,925
Total assets	2,524,884	2,467,868	881,112	1,009,925
Total liabilities	—	—	—	—
Net assets	$2,524,884	$2,467,868	$881,112	$1,009,925

Net assets
Applicable to accumulation units	$2,524,884	$2,467,868	$881,112	$1,009,925
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,524,884	$2,467,868	$881,112	$1,009,925

Investments in shares of mutual funds, at cost	$2,661,275	$2,863,776	$884,108	$1,056,693

Shares of mutual funds owned	137,821	194,168	66,349	112,715

Accumulation units outstanding	113,658	40,208	51,670	70,735
Annuitized units outstanding	—	—	—	—
Total units outstanding	113,658	40,208	51,670	70,735

Statements of Operations
Year ended December 31, 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	ALPS Global Opportunity Portfolio – Class III	American Funds Insurance Series – American High-Income Trust – Class 2 Shares

Net investment income (loss)
Investment income:
Dividends	$25,477	$5,867	$72,655	$66,438

Expenses:
Mortality and expense risks	36,408	32,077	5,570	13,250
Administrative charges	4,176	3,850	1,339	530
Separate account rider charges	673	—	—	—
Net investment income (loss)	(15,780)	(30,060)	65,746	52,658

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	122,370	(495,336)	(49,175)	(22,429)
Capital gains distributions	145,064	—	—	—
Total realized gains (losses) on investments	267,434	(495,336)	(49,175)	(22,429)

Change in net unrealized appreciation (depreciation)
of investments	(13,111)	917,357	125,397	56,399

Net gains (losses) on investments	238,543	391,961	141,968	86,628

Net increase (decrease) in net assets resulting from operations	$238,543	$391,961	$141,968	$86,628

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares

Assets
Investments in shares of mutual funds, at fair value	$2,666,307	$24,762,987	$1,038,390	$3,323,087
Total assets	2,666,307	24,762,987	1,038,390	3,323,087
Total liabilities	—	—	—	—
Net assets	$2,666,307	$24,762,987	$1,038,390	$3,323,087

Net assets
Applicable to accumulation units	$2,666,307	$24,762,987	$1,038,390	$3,323,087
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,666,307	$24,762,987	$1,038,390	$3,323,087

Investments in shares of mutual funds, at cost	$2,569,703	$24,129,256	$1,235,304	$3,842,196

Shares of mutual funds owned	103,949	974,537	60,903	195,361

Accumulation units outstanding	139,806	1,518,563	73,243	260,150
Annuitized units outstanding	—	—	—	—
Total units outstanding	139,806	1,518,563	73,243	260,150

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares

Net investment income (loss)
Investment income:
Dividends	$56,775	$474,618	$12,433	$28,040

Expenses:
Mortality and expense risks	33,117	150,500	14,553	21,761
Administrative charges	3,620	36,485	1,380	5,123
Separate account rider charges	1,857	—	151	—
Net investment income (loss)	18,181	287,633	(3,651)	1,156

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	72,405	243,303	(81,505)	(445,468)
Capital gains distributions	115,929	1,048,245	44,570	122,545
Total realized gains (losses) on investments	188,334	1,291,548	(36,935)	(322,923)

Change in net unrealized appreciation (depreciation)
of investments	148,960	1,800,239	53,658	367,644

Net gains (losses) on investments	355,475	3,379,420	13,072	45,877

Net increase (decrease) in net assets resulting from operations	$355,475	$3,379,420	$13,072	$45,877

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares

Assets
Investments in shares of mutual funds, at fair value	$4,937	$541,896	$8,759,861	$7,840,216
Total assets	4,937	541,896	8,759,861	7,840,216
Total liabilities	—	—	—	—
Net assets	$4,937	$541,896	$8,759,861	$7,840,216

Net assets
Applicable to accumulation units	$4,937	$541,896	$8,759,861	$7,840,216
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$4,937	$541,896	$8,759,861	$7,840,216

Investments in shares of mutual funds, at cost	$5,029	$542,202	$8,606,829	$7,457,203

Shares of mutual funds owned	72	8,071	685,435	594,406

Accumulation units outstanding	443	48,565	619,217	398,842
Annuitized units outstanding	—	—	—	—
Total units outstanding	443	48,565	619,217	398,842

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares

Net investment income (loss)
Investment income:
Dividends	$39	$3,554	$159,688	$33,566

Expenses:
Mortality and expense risks	9	608	53,311	46,808
Administrative charges	1	152	12,604	11,060
Separate account rider charges	—	—	—	—
Net investment income (loss)	29	2,794	93,773	(24,302)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1)	54	(47,498)	(290,205)
Capital gains distributions	—	—	114,044	—
Total realized gains (losses) on investments	(1)	54	66,546	(290,205)

Change in net unrealized appreciation (depreciation)
of investments	(92)	(306)	896,700	1,795,266

Net gains (losses) on investments	(64)	2,542	1,057,019	1,480,759

Net increase (decrease) in net assets resulting from operations	$(64)	$2,542	$1,057,019	$1,480,759

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 4 Shares	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares

Assets
Investments in shares of mutual funds, at fair value	$485,207	$1,290,091	$6,943,217	$3,146,030
Total assets	485,207	1,290,091	6,943,217	3,146,030
Total liabilities	—	—	—	—
Net assets	$485,207	$1,290,091	$6,943,217	$3,146,030

Net assets
Applicable to accumulation units	$485,207	$1,290,091	$6,943,217	$3,146,030
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$485,207	$1,290,091	$6,943,217	$3,146,030

Investments in shares of mutual funds, at cost	$529,833	$1,338,003	$7,232,776	$2,698,761

Shares of mutual funds owned	59,316	48,997	266,024	190,323

Accumulation units outstanding	54,971	87,459	532,680	136,454
Annuitized units outstanding	—	—	—	—
Total units outstanding	54,971	87,459	532,680	136,454

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 4 Shares	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares

Net investment income (loss)
Investment income:
Dividends	$5,414	$18,873	$83,208	$49,273

Expenses:
Mortality and expense risks	2,931	17,988	44,175	39,433
Administrative charges	678	1,719	10,609	3,780
Separate account rider charges	—	354	—	1,720
Net investment income (loss)	1,805	(1,188)	28,424	4,340

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(12,162)	37,616	42,133	161,081
Capital gains distributions	—	6,836	32,682	26,157
Total realized gains (losses) on investments	(12,162)	44,452	74,815	187,238

Change in net unrealized appreciation (depreciation)
of investments	3,083	35,675	268,144	313,973

Net gains (losses) on investments	(7,274)	78,939	371,383	505,551

Net increase (decrease) in net assets resulting from operations	$(7,274)	$78,939	$371,383	$505,551

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	BlackRock Advantage SMID Cap V.I. Fund – Class III	BlackRock Global Allocation V.I. Fund – Class III

Assets
Investments in shares of mutual funds, at fair value	$17,434,741	$15,658,178	$2,705,102	$3,821,977
Total assets	17,434,741	15,658,178	2,705,102	3,821,977
Total liabilities	—	—	—	—
Net assets	$17,434,741	$15,658,178	$2,705,102	$3,821,977

Net assets
Applicable to accumulation units	$17,434,741	$15,658,178	$2,705,102	$3,821,977
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$17,434,741	$15,658,178	$2,705,102	$3,821,977

Investments in shares of mutual funds, at cost	$14,869,434	$15,092,786	$2,660,821	$4,498,508

Shares of mutual funds owned	1,066,998	1,157,293	247,947	296,507

Accumulation units outstanding	905,173	1,016,316	153,689	276,264
Annuitized units outstanding	—	—	—	—
Total units outstanding	905,173	1,016,316	153,689	276,264

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	BlackRock Advantage SMID Cap V.I. Fund – Class III	BlackRock Global Allocation V.I. Fund – Class III

Net investment income (loss)
Investment income:
Dividends	$238,704	$325,779	$37,929	$55,636

Expenses:
Mortality and expense risks	105,727	88,872	16,479	27,695
Administrative charges	24,320	21,674	3,846	5,738
Separate account rider charges	—	2	—	—
Net investment income (loss)	108,657	215,231	17,604	22,203

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	308,403	(9,896)	(166,100)	(8,914)
Capital gains distributions	132,367	874,386	—	300,929
Total realized gains (losses) on investments	440,770	864,490	(166,100)	292,015

Change in net unrealized appreciation (depreciation)
of investments	2,019,858	311,296	407,186	(21,757)

Net gains (losses) on investments	2,569,285	1,391,017	258,690	292,461

Net increase (decrease) in net assets resulting from operations	$2,569,285	$1,391,017	$258,690	$292,461

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Blue Chip Account – Class 3	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	Clearbridge Variable Small Cap Growth Portfolio – Class II Shares

Assets
Investments in shares of mutual funds, at fair value	$20,202,896	$1,016,877	$7,483,912	$4,703,300
Total assets	20,202,896	1,016,877	7,483,912	4,703,300
Total liabilities	—	—	—	—
Net assets	$20,202,896	$1,016,877	$7,483,912	$4,703,300

Net assets
Applicable to accumulation units	$20,202,896	$1,016,877	$7,483,912	$4,703,300
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$20,202,896	$1,016,877	$7,483,912	$4,703,300

Investments in shares of mutual funds, at cost	$15,275,251	$920,450	$5,823,334	$5,758,156

Shares of mutual funds owned	1,364,139	49,749	237,133	184,660

Accumulation units outstanding	1,603,095	65,553	96,129	312,719
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,603,095	65,553	96,129	312,719

Statements of Operations
Year ended December 31, 2024

	Blue Chip Account – Class 3	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	Clearbridge Variable Small Cap Growth Portfolio – Class II Shares

Net investment income (loss)
Investment income:
Dividends	$—	$7,466	$ $—	$ $—

Expenses:
Mortality and expense risks	133,470	7,768	96,526	28,390
Administrative charges	25,950	1,742	11,585	6,866
Separate account rider charges	400	—	114	—
Net investment income (loss)	(159,820)	(2,044)	(108,225)	(35,256)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	261,680	47,844	622,944	(125,061)
Capital gains distributions	—	17,690	—	172,095
Total realized gains (losses) on investments	261,680	65,534	622,944	47,034

Change in net unrealized appreciation (depreciation)
of investments	3,021,704	67,441	1,094,211	151,052

Net gains (losses) on investments	3,123,564	130,931	1,608,930	162,830

Net increase (decrease) in net assets resulting from operations	$3,123,564	$130,931	$1,608,930	$162,830

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Columbia VP – Limited Duration Credit Fund – Class 2	Columbia VP – Small Cap Value Fund – Class 2	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F

Assets
Investments in shares of mutual funds, at fair value	$6,244,572	$4,779,933	$67,893,834	$4,894,120
Total assets	6,244,572	4,779,933	67,893,834	4,894,120
Total liabilities	—	—	—	—
Net assets	$6,244,572	$4,779,933	$67,893,834	$4,894,120

Net assets
Applicable to accumulation units	$6,244,572	$4,779,933	$67,893,834	$4,894,120
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$6,244,572	$4,779,933	$67,893,834	$4,894,120

Investments in shares of mutual funds, at cost	$6,186,526	$4,906,586	$79,869,381	$4,752,888

Shares of mutual funds owned	656,632	360,749	7,207,413	51,599

Accumulation units outstanding	556,245	289,820	3,486,157	404,296
Annuitized units outstanding	—	—	—	—
Total units outstanding	556,245	289,820	3,486,157	404,296

Statements of Operations
Year ended December 31, 2024

	Columbia VP – Limited Duration Credit Fund – Class 2	Columbia VP – Small Cap Value Fund – Class 2	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F

Net investment income (loss)
Investment income:
Dividends	$219,621	$24,096	$2,248,581	$136,919

Expenses:
Mortality and expense risks	41,193	28,093	871,245	30,273
Administrative charges	8,958	6,628	72,420	7,528
Separate account rider charges	—	—	3,969	—
Net investment income (loss)	169,470	(10,625)	1,300,947	99,118

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(83,715)	(172,794)	(2,367,541)	162,277
Capital gains distributions	—	198,111	—	—
Total realized gains (losses) on investments	(83,715)	25,317	(2,367,541)	162,277

Change in net unrealized appreciation (depreciation)
of investments	135,495	323,833	801,230	(154,696)

Net gains (losses) on investments	221,250	338,525	(265,364)	106,699

Net increase (decrease) in net assets resulting from operations	$221,250	$338,525	$(265,364)	$106,699

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	CVT Investment Grade Bond Index Portfolio – Class F	CVT Nasdaq 100 Index Portfolio – Class F	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P MidCap 400 Index Portfolio – Class F

Assets
Investments in shares of mutual funds, at fair value	$5,735,060	$5,706,393	$7,420,197	$10,233,691
Total assets	5,735,060	5,706,393	7,420,197	10,233,691
Total liabilities	—	—	—	—
Net assets	$5,735,060	$5,706,393	$7,420,197	$10,233,691

Net assets
Applicable to accumulation units	$5,735,060	$5,706,393	$7,420,197	$10,233,691
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$5,735,060	$5,706,393	$7,420,197	$10,233,691

Investments in shares of mutual funds, at cost	$6,265,782	$4,954,708	$7,349,298	$9,395,897

Shares of mutual funds owned	124,001	35,114	87,585	80,020

Accumulation units outstanding	564,841	347,961	500,350	589,336
Annuitized units outstanding	—	—	—	—
Total units outstanding	564,841	347,961	500,350	589,336

Statements of Operations
Year ended December 31, 2024

	CVT Investment Grade Bond Index Portfolio – Class F	CVT Nasdaq 100 Index Portfolio – Class F	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P MidCap 400 Index Portfolio – Class F

Net investment income (loss)
Investment income:
Dividends	$169,068	$17,363	$90,813	$122,931

Expenses:
Mortality and expense risks	34,636	36,707	46,768	67,167
Administrative charges	8,571	6,263	11,017	15,378
Separate account rider charges	—	48	—	—
Net investment income (loss)	125,861	(25,655)	33,028	40,386

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(128,069)	297,329	223,888	232,458
Capital gains distributions	—	341,361	146,908	443,032
Total realized gains (losses) on investments	(128,069)	638,690	370,796	675,490

Change in net unrealized appreciation (depreciation)
of investments	18,833	297,151	294,202	472,171

Net gains (losses) on investments	16,625	910,186	698,026	1,188,047

Net increase (decrease) in net assets resulting from operations	$16,625	$910,186	$698,026	$1,188,047

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Diversified Balanced Account – Class 1	Diversified Balanced Account – Class 2	Diversified Balanced Adaptive Allocation Account – Class 2	Diversified Balanced Strategic Allocation Account – Class 2

Assets
Investments in shares of mutual funds, at fair value	$16,493,752	$585,643,752	$234,993,288	$112,489,145
Total assets	16,493,752	585,643,752	234,993,288	112,489,145
Total liabilities	—	—	—	—
Net assets	$16,493,752	$585,643,752	$234,993,288	$112,489,145

Net assets
Applicable to accumulation units	$16,493,752	$585,643,752	$234,993,288	$112,489,145
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$16,493,752	$585,643,752	$234,993,288	$112,489,145

Investments in shares of mutual funds, at cost	$16,997,327	$595,406,093	$220,893,911	$113,470,057

Shares of mutual funds owned	1,113,690	39,357,779	19,105,145	9,265,992

Accumulation units outstanding	1,107,139	26,895,241	17,139,715	7,169,569
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,107,139	26,895,241	17,139,715	7,169,569

Statements of Operations
Year ended December 31, 2024

	Diversified Balanced Account – Class 1	Diversified Balanced Account – Class 2	Diversified Balanced Adaptive Allocation Account – Class 2	Diversified Balanced Strategic Allocation Account – Class 2

Net investment income (loss)
Investment income:
Dividends	$363,974	$11,809,014	$3,915,231	$2,233,955

Expenses:
Mortality and expense risks	200,541	8,299,796	3,076,039	1,569,429
Administrative charges	7,681	996,092	369,168	190,915
Separate account rider charges	—	31,863	—	7,357
Net investment income (loss)	155,752	2,481,263	470,024	466,254

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(213,681)	7,813,455	4,177,072	2,689,873
Capital gains distributions	525,246	19,601,554	3,008,873	3,260,869
Total realized gains (losses) on investments	311,565	27,415,009	7,185,945	5,950,742

Change in net unrealized appreciation (depreciation)
of investments	947,145	23,069,770	9,005,349	2,772,461

Net gains (losses) on investments	1,414,462	52,966,042	16,661,318	9,189,457

Net increase (decrease) in net assets resulting from operations	$1,414,462	$52,966,042	$16,661,318	$9,189,457

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Diversified Growth Account – Class 2	Diversified Growth Adaptive Allocation Account – Class 2	Diversified Growth Strategic Allocation Account – Class 2	Diversified Income Account – Class 2

Assets
Investments in shares of mutual funds, at fair value	$2,383,236,457	$1,549,198,662	$243,405,798	$214,310,001
Total assets	2,383,236,457	1,549,198,662	243,405,798	214,310,001
Total liabilities	—	—	—	—
Net assets	$2,383,236,457	$1,549,198,662	$243,405,798	$214,310,001

Net assets
Applicable to accumulation units	$2,383,236,457	$1,549,198,662	$243,405,798	$214,310,001
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,383,236,457	$1,549,198,662	$243,405,798	$214,310,001

Investments in shares of mutual funds, at cost	$2,228,180,504	$1,367,991,201	$235,240,360	$224,937,459

Shares of mutual funds owned	128,753,995	116,044,843	18,342,562	16,574,632

Accumulation units outstanding	93,880,890	102,085,022	13,806,247	14,635,328
Annuitized units outstanding	—	—	—	—
Total units outstanding	93,880,890	102,085,022	13,806,247	14,635,328

Statements of Operations
Year ended December 31, 2024

	Diversified Growth Account – Class 2	Diversified Growth Adaptive Allocation Account – Class 2	Diversified Growth Strategic Allocation Account – Class 2	Diversified Income Account – Class 2

Net investment income (loss)
Investment income:
Dividends	$48,727,816	$21,993,411	$4,472,857	$4,510,817

Expenses:
Mortality and expense risks	35,785,150	19,331,210	3,377,265	2,974,193
Administrative charges	4,294,719	2,320,016	412,601	356,945
Separate account rider charges	68,782	—	14,511	9,331
Net investment income (loss)	8,579,165	342,185	668,480	1,170,348

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	195,072,105	19,647,548	17,480,744	(4,067,737)
Capital gains distributions	85,751,402	26,174,931	9,362,369	4,866,246
Total realized gains (losses) on investments	280,823,507	45,822,479	26,843,113	798,509

Change in net unrealized appreciation (depreciation)
of investments	10,625,650	89,233,570	(1,535,268)	11,153,098

Net gains (losses) on investments	300,028,322	135,398,234	25,976,325	13,121,955

Net increase (decrease) in net assets resulting from operations	$300,028,322	$135,398,234	$25,976,325	$13,121,955

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB

Assets
Investments in shares of mutual funds, at fair value	$66,936,855	$226,606	$1,163,645	$1,005,728
Total assets	66,936,855	226,606	1,163,645	1,005,728
Total liabilities	—	—	—	—
Net assets	$66,936,855	$226,606	$1,163,645	$1,005,728

Net assets
Applicable to accumulation units	$66,936,855	$226,606	$1,163,645	$1,005,728
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$66,936,855	$226,606	$1,163,645	$1,005,728

Investments in shares of mutual funds, at cost	$60,178,594	$248,126	$1,093,968	$1,076,602

Shares of mutual funds owned	4,255,362	17,512	84,261	102,520

Accumulation units outstanding	2,209,156	18,135	78,403	69,077
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,209,156	18,135	78,403	69,077

Statements of Operations
Year ended December 31, 2024

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB

Net investment income (loss)
Investment income:
Dividends	$2,204,322	$7,406	$10,676	$17,388

Expenses:
Mortality and expense risks	896,643	1,419	12,529	6,470
Administrative charges	55,885	345	1,896	1,507
Separate account rider charges	238	—	34	—
Net investment income (loss)	1,251,556	5,642	(3,783)	9,411

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,446,749	(1,535)	(22,951)	(157,206)
Capital gains distributions	—	130	63,689	—
Total realized gains (losses) on investments	3,446,749	(1,405)	40,738	(157,206)

Change in net unrealized appreciation (depreciation)
of investments	(1,860,589)	5,844	18,024	232,608

Net gains (losses) on investments	2,837,716	10,081	54,979	84,813

Net increase (decrease) in net assets resulting from operations	$2,837,716	$10,081	$54,979	$84,813

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB

Assets
Investments in shares of mutual funds, at fair value	$853,461	$453,095	$704,742	$1,776,616
Total assets	853,461	453,095	704,742	1,776,616
Total liabilities	—	—	—	—
Net assets	$853,461	$453,095	$704,742	$1,776,616

Net assets
Applicable to accumulation units	$853,461	$453,095	$704,742	$1,776,616
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$853,461	$453,095	$704,742	$1,776,616

Investments in shares of mutual funds, at cost	$829,995	$472,325	$633,046	$1,554,998

Shares of mutual funds owned	11,818	43,693	37,788	78,093

Accumulation units outstanding	49,462	27,650	42,569	87,690
Annuitized units outstanding	—	—	—	—
Total units outstanding	49,462	27,650	42,569	87,690

Statements of Operations
Year ended December 31, 2024

	EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB

Net investment income (loss)
Investment income:
Dividends	$5,166	$1,227	$6,367	$7,755

Expenses:
Mortality and expense risks	5,020	4,618	4,320	12,209
Administrative charges	1,173	622	999	2,189
Separate account rider charges	—	—	—	—
Net investment income (loss)	(1,027)	(4,013)	1,048	(6,643)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	7,086	(206,907)	15,534	40,995
Capital gains distributions	64,074	—	41,918	79,980
Total realized gains (losses) on investments	71,160	(206,907)	57,452	120,975

Change in net unrealized appreciation (depreciation)
of investments	7,173	275,242	38,410	149,932

Net gains (losses) on investments	77,306	64,322	96,910	264,264

Net increase (decrease) in net assets resulting from operations	$77,306	$64,322	$96,910	$264,264

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Equity Income Account – Class 1	Equity Income Account – Class 2	Fidelity VIP Contrafund® Portfolio – Service Class	Fidelity VIP Contrafund® Portfolio – Service Class 2

Assets
Investments in shares of mutual funds, at fair value	$150,901,886	$18,593,454	$35,257,136	$65,048,639
Total assets	150,901,886	18,593,454	35,257,136	65,048,639
Total liabilities	—	—	—	—
Net assets	$150,901,886	$18,593,454	$35,257,136	$65,048,639

Net assets
Applicable to accumulation units	$150,901,886	$18,593,454	$35,257,136	$65,048,639
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$150,901,886	$18,593,454	$35,257,136	$65,048,639

Investments in shares of mutual funds, at cost	$124,706,926	$17,364,751	$24,894,096	$51,515,324

Shares of mutual funds owned	4,894,539	612,433	613,381	1,172,047

Accumulation units outstanding	5,933,524	1,047,078	475,633	1,704,638
Annuitized units outstanding	—	—	—	—
Total units outstanding	5,933,524	1,047,078	475,633	1,704,638

Statements of Operations
Year ended December 31, 2024

	Equity Income Account – Class 1	Equity Income Account – Class 2	Fidelity VIP Contrafund® Portfolio – Service Class	Fidelity VIP Contrafund® Portfolio – Service Class 2

Net investment income (loss)
Investment income:
Dividends	$3,267,882	$347,563	$31,413	$21,529

Expenses:
Mortality and expense risks	1,952,876	116,415	442,497	634,015
Administrative charges	157,061	26,913	17,702	96,688
Separate account rider charges	679	—	—	823
Net investment income (loss)	1,157,266	204,235	(428,786)	(709,997)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	6,089,481	218,633	3,638,132	5,497,868
Capital gains distributions	1,508,569	178,452	4,024,855	7,695,674
Total realized gains (losses) on investments	7,598,050	397,085	7,662,987	13,193,542

Change in net unrealized appreciation (depreciation)
of investments	12,543,356	1,726,433	2,321,058	4,907,849

Net gains (losses) on investments	21,298,672	2,327,753	9,555,259	17,391,394

Net increase (decrease) in net assets resulting from operations	$21,298,672	$2,327,753	$9,555,259	$17,391,394

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Energy Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Freedom 2020 Portfolio – Service Class 2	Fidelity VIP Freedom 2030 Portfolio – Service Class 2

Assets
Investments in shares of mutual funds, at fair value	$2,058,040	$21,806,481	$4,106,685	$4,395,459
Total assets	2,058,040	21,806,481	4,106,685	4,395,459
Total liabilities	—	—	—	—
Net assets	$2,058,040	$21,806,481	$4,106,685	$4,395,459

Net assets
Applicable to accumulation units	$2,058,040	$21,806,481	$4,106,685	$4,395,459
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,058,040	$21,806,481	$4,106,685	$4,395,459

Investments in shares of mutual funds, at cost	$2,111,170	$19,195,129	$4,143,135	$4,321,049

Shares of mutual funds owned	82,223	855,156	326,186	270,157

Accumulation units outstanding	204,865	593,818	312,096	308,726
Annuitized units outstanding	—	—	—	—
Total units outstanding	204,865	593,818	312,096	308,726

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Energy Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Freedom 2020 Portfolio – Service Class 2	Fidelity VIP Freedom 2030 Portfolio – Service Class 2

Net investment income (loss)
Investment income:
Dividends	$43,380	$347,974	$107,318	$86,650

Expenses:
Mortality and expense risks	17,049	287,235	24,558	24,408
Administrative charges	2,921	18,611	6,140	6,103
Separate account rider charges	37	903	—	—
Net investment income (loss)	23,373	41,225	76,620	56,139

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	24,164	1,012,224	(89,438)	(11,955)
Capital gains distributions	—	1,317,324	113,402	9,547
Total realized gains (losses) on investments	24,164	2,329,548	23,964	(2,408)

Change in net unrealized appreciation (depreciation)
of investments	(24,624)	545,948	154,378	241,265

Net gains (losses) on investments	22,913	2,916,721	254,962	294,996

Net increase (decrease) in net assets resulting from operations	$22,913	$2,916,721	$254,962	$294,996

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Freedom 2040 Portfolio – Service Class 2	Fidelity VIP Freedom 2050 Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Initial Class	Fidelity VIP Government Money Market Portfolio – Service Class 2

Assets
Investments in shares of mutual funds, at fair value	$3,219,361	$1,575,100	$34,077,750	$48,823,382
Total assets	3,219,361	1,575,100	34,077,750	48,823,382
Total liabilities	—	—	—	—
Net assets	$3,219,361	$1,575,100	$34,077,750	$48,823,382

Net assets
Applicable to accumulation units	$3,219,361	$1,575,100	$34,077,750	$48,823,382
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,219,361	$1,575,100	$34,077,750	$48,823,382

Investments in shares of mutual funds, at cost	$2,938,451	$1,403,689	$34,077,750	$48,823,382

Shares of mutual funds owned	118,927	63,333	34,077,750	48,823,382

Accumulation units outstanding	197,402	95,487	8,581,734	4,571,864
Annuitized units outstanding	—	—	—	—
Total units outstanding	197,402	95,487	8,581,734	4,571,864

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Freedom 2040 Portfolio – Service Class 2	Fidelity VIP Freedom 2050 Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Initial Class	Fidelity VIP Government Money Market Portfolio – Service Class 2

Net investment income (loss)
Investment income:
Dividends	$38,902	$16,987	$1,737,057	$2,287,758

Expenses:
Mortality and expense risks	21,173	10,370	380,447	402,851
Administrative charges	5,287	2,593	28,515	73,324
Separate account rider charges	—	—	1,643	—
Net investment income (loss)	12,442	4,024	1,326,452	1,811,583

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	147,573	(1,351)	—	—
Capital gains distributions	59,036	31,377	—	—
Total realized gains (losses) on investments	206,609	30,026	—	—

Change in net unrealized appreciation (depreciation)
of investments	180,146	174,468	—	—

Net gains (losses) on investments	399,197	208,518	1,326,452	1,811,583

Net increase (decrease) in net assets resulting from operations	$399,197	$208,518	$1,326,452	$1,811,583

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Growth Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Health Care Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class

Assets
Investments in shares of mutual funds, at fair value	$18,261,865	$12,368,725	$1,396,936	$154,618
Total assets	18,261,865	12,368,725	1,396,936	154,618
Total liabilities	—	—	—	—
Net assets	$18,261,865	$12,368,725	$1,396,936	$154,618

Net assets
Applicable to accumulation units	$18,261,865	$12,368,725	$1,396,936	$154,618
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$18,261,865	$12,368,725	$1,396,936	$154,618

Investments in shares of mutual funds, at cost	$16,183,965	$11,636,290	$1,350,557	$150,162

Shares of mutual funds owned	190,327	133,370	39,229	4,188

Accumulation units outstanding	307,982	157,673	120,050	6,676
Annuitized units outstanding	—	—	—	—
Total units outstanding	307,982	157,673	120,050	6,676

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Growth Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Health Care Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class

Net investment income (loss)
Investment income:
Dividends	$—	$—	$—	$710

Expenses:
Mortality and expense risks	223,730	158,382	8,879	1,429
Administrative charges	8,950	19,008	1,868	—
Separate account rider charges	—	681	101	—
Net investment income (loss)	(232,680)	(178,071)	(10,848)	(719)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	968,453	1,152,069	23,514	1,621
Capital gains distributions	3,874,860	2,716,548	—	19,435
Total realized gains (losses) on investments	4,843,313	3,868,617	23,514	21,056

Change in net unrealized appreciation (depreciation)
of investments	(240,614)	(591,202)	11,624	1,110

Net gains (losses) on investments	4,370,019	3,099,344	24,290	21,447

Net increase (decrease) in net assets resulting from operations	$4,370,019	$3,099,344	$24,290	$21,447

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity VIP Overseas Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4

Assets
Investments in shares of mutual funds, at fair value	$23,811,324	$17,537,757	$1,366,886	$6,921,251
Total assets	23,811,324	17,537,757	1,366,886	6,921,251
Total liabilities	—	—	—	—
Net assets	$23,811,324	$17,537,757	$1,366,886	$6,921,251

Net assets
Applicable to accumulation units	$23,811,324	$17,537,757	$1,366,886	$6,921,251
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$23,811,324	$17,537,757	$1,366,886	$6,921,251

Investments in shares of mutual funds, at cost	$23,266,267	$16,039,381	$1,572,515	$7,167,146

Shares of mutual funds owned	671,120	697,326	111,400	465,764

Accumulation units outstanding	861,347	848,957	124,440	515,809
Annuitized units outstanding	—	—	—	—
Total units outstanding	861,347	848,957	124,440	515,809

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity VIP Overseas Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4

Net investment income (loss)
Investment income:
Dividends	$81,483	$252,423	$25,828	$327,085

Expenses:
Mortality and expense risks	248,963	208,307	11,971	40,737
Administrative charges	37,220	27,723	2,164	10,087
Separate account rider charges	3,048	55	16	—
Net investment income (loss)	(207,748)	16,338	11,677	276,261

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	626,825	1,225,193	(82,006)	7,614
Capital gains distributions	3,192,160	819,042	—	27,261
Total realized gains (losses) on investments	3,818,985	2,044,235	(82,006)	34,875

Change in net unrealized appreciation (depreciation)
of investments	5,363	(1,348,984)	47,247	84,130

Net gains (losses) on investments	3,616,600	711,589	(23,082)	395,266

Net increase (decrease) in net assets resulting from operations	$3,616,600	$711,589	$(23,082)	$395,266

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4

Assets
Investments in shares of mutual funds, at fair value	$9,775,383	$2,595,008	$3,249,605	$1,950,973
Total assets	9,775,383	2,595,008	3,249,605	1,950,973
Total liabilities	—	—	—	—
Net assets	$9,775,383	$2,595,008	$3,249,605	$1,950,973

Net assets
Applicable to accumulation units	$9,775,383	$2,595,008	$3,249,605	$1,950,973
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$9,775,383	$2,595,008	$3,249,605	$1,950,973

Investments in shares of mutual funds, at cost	$9,641,583	$2,560,204	$3,260,835	$2,184,928

Shares of mutual funds owned	347,755	181,215	319,215	167,753

Accumulation units outstanding	493,983	72,522	340,933	266,228
Annuitized units outstanding	—	—	—	—
Total units outstanding	493,983	72,522	340,933	266,228

Statements of Operations
Year ended December 31, 2024

	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4

Net investment income (loss)
Investment income:
Dividends	$86,806	$23,645	$145,511	$ $—

Expenses:
Mortality and expense risks	62,384	32,224	20,892	16,762
Administrative charges	14,214	3,748	5,217	3,092
Separate account rider charges	—	256	—	1
Net investment income (loss)	10,208	(12,583)	119,402	(19,855)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(39,769)	105,781	4,765	(105,023)
Capital gains distributions	447,271	58,443	—	—
Total realized gains (losses) on investments	407,502	164,224	4,765	(105,023)

Change in net unrealized appreciation (depreciation)
of investments	432,470	84,675	(47,520)	(151,463)

Net gains (losses) on investments	850,180	236,316	76,647	(276,341)

Net increase (decrease) in net assets resulting from operations	$850,180	$236,316	$76,647	$(276,341)

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	Goldman Sachs VIT – Mid Cap Value Fund – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$581,814	$24,142,972	$8,324,166	$2,783,706
Total assets	581,814	24,142,972	8,324,166	2,783,706
Total liabilities	—	—	—	—
Net assets	$581,814	$24,142,972	$8,324,166	$2,783,706

Net assets
Applicable to accumulation units	$581,814	$24,142,972	$8,324,166	$2,783,706
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$581,814	$24,142,972	$8,324,166	$2,783,706

Investments in shares of mutual funds, at cost	$467,802	$24,705,912	$7,825,096	$2,813,002

Shares of mutual funds owned	46,619	1,574,884	493,430	162,790

Accumulation units outstanding	20,084	789,686	182,789	154,650
Annuitized units outstanding	—	—	—	—
Total units outstanding	20,084	789,686	182,789	154,650

Statements of Operations
Year ended December 31, 2024

	Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	Goldman Sachs VIT – Mid Cap Value Fund – Service Shares

Net investment income (loss)
Investment income:
Dividends	$5,695	$507,137	$83,498	$20,336

Expenses:
Mortality and expense risks	5,159	319,050	108,733	19,423
Administrative charges	—	28,030	12,817	4,268
Separate account rider charges	—	103	406	—
Net investment income (loss)	536	159,954	(38,458)	(3,355)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,332	11,892	60,825	22,320
Capital gains distributions	1,949	—	477,386	157,310
Total realized gains (losses) on investments	5,281	11,892	538,211	179,630

Change in net unrealized appreciation (depreciation)
of investments	20,659	1,236,793	386,196	103,253

Net gains (losses) on investments	26,476	1,408,639	885,949	279,528

Net increase (decrease) in net assets resulting from operations	$26,476	$1,408,639	$885,949	$279,528

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	Government & High Quality Bond Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$683,043	$3,719,053	$1,247,568	$41,788,193
Total assets	683,043	3,719,053	1,247,568	41,788,193
Total liabilities	—	—	—	—
Net assets	$683,043	$3,719,053	$1,247,568	$41,788,193

Net assets
Applicable to accumulation units	$683,043	$3,719,053	$1,247,568	$41,788,193
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$683,043	$3,719,053	$1,247,568	$41,788,193

Investments in shares of mutual funds, at cost	$722,893	$3,438,555	$1,207,744	$48,595,048

Shares of mutual funds owned	76,489	276,715	94,156	5,083,720

Accumulation units outstanding	59,852	98,671	75,177	4,364,609
Annuitized units outstanding	—	—	—	—
Total units outstanding	59,852	98,671	75,177	4,364,609

Statements of Operations
Year ended December 31, 2024

	Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	Government & High Quality Bond Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$18,743	$35,271	$9,322	$1,351,573

Expenses:
Mortality and expense risks	4,068	48,341	8,694	533,663
Administrative charges	1,001	5,672	1,966	39,770
Separate account rider charges	—	138	—	893
Net investment income (loss)	13,674	(18,880)	(1,338)	777,247

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(259)	74,290	9,674	(1,596,753)
Capital gains distributions	—	291,615	98,970	—
Total realized gains (losses) on investments	(259)	365,905	108,644	(1,596,753)

Change in net unrealized appreciation (depreciation)
of investments	2,552	268,868	107,512	519,142

Net gains (losses) on investments	15,967	615,893	214,818	(300,364)

Net increase (decrease) in net assets resulting from operations	$15,967	$615,893	$214,818	$(300,364)

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Guggenheim Investments VIF Global Managed Futures Strategy Fund	Guggenheim Investments VIF Multi-Hedge Strategies Fund	Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	Invesco V.I. American Franchise Fund – Series I Shares

Assets
Investments in shares of mutual funds, at fair value	$254,574	$480,864	$5,312,079	$5,276,719
Total assets	254,574	480,864	5,312,079	5,276,719
Total liabilities	—	—	—	—
Net assets	$254,574	$480,864	$5,312,079	$5,276,719

Net assets
Applicable to accumulation units	$254,574	$480,864	$5,312,079	$5,276,719
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$254,574	$480,864	$5,312,079	$5,276,719

Investments in shares of mutual funds, at cost	$271,090	$525,320	$5,185,884	$4,055,616

Shares of mutual funds owned	15,391	20,255	213,080	66,349

Accumulation units outstanding	23,389	45,368	435,014	111,496
Annuitized units outstanding	—	—	—	—
Total units outstanding	23,389	45,368	435,014	111,496

Statements of Operations
Year ended December 31, 2024

	Guggenheim Investments VIF Global Managed Futures Strategy Fund	Guggenheim Investments VIF Multi-Hedge Strategies Fund	Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	Invesco V.I. American Franchise Fund – Series I Shares

Net investment income (loss)
Investment income:
Dividends	$6,889	$24,139	$435,713	$ $—

Expenses:
Mortality and expense risks	2,397	5,067	47,174	61,956
Administrative charges	353	778	7,620	2,479
Separate account rider charges	—	73	57	—
Net investment income (loss)	4,139	18,221	380,862	(64,435)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,773)	7,084	50,976	135,305
Capital gains distributions	3,683	—	—	—
Total realized gains (losses) on investments	910	7,084	50,976	135,305

Change in net unrealized appreciation (depreciation)
of investments	(6,442)	(47,075)	(127,715)	1,325,789

Net gains (losses) on investments	(1,393)	(21,770)	304,123	1,396,659

Net increase (decrease) in net assets resulting from operations	$(1,393)	$(21,770)	$304,123	$1,396,659

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

Assets
Investments in shares of mutual funds, at fair value	$2,876,596	$1,084,787	$12,456,829	$722,229
Total assets	2,876,596	1,084,787	12,456,829	722,229
Total liabilities	—	—	—	—
Net assets	$2,876,596	$1,084,787	$12,456,829	$722,229

Net assets
Applicable to accumulation units	$2,876,596	$1,084,787	$12,456,829	$722,229
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,876,596	$1,084,787	$12,456,829	$722,229

Investments in shares of mutual funds, at cost	$2,519,534	$1,221,361	$11,040,175	$691,929

Shares of mutual funds owned	162,888	131,171	370,518	9,256

Accumulation units outstanding	195,807	92,904	367,337	44,263
Annuitized units outstanding	—	—	—	—
Total units outstanding	195,807	92,904	367,337	44,263

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

Net investment income (loss)
Investment income:
Dividends	$27,759	$66,391	$83,464	$ $—

Expenses:
Mortality and expense risks	36,709	7,646	154,960	8,861
Administrative charges	4,406	1,677	6,199	355
Separate account rider charges	725	—	—	—
Net investment income (loss)	(14,081)	57,068	(77,695)	(9,216)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(161,777)	(28,365)	(102,347)	271
Capital gains distributions	64,357	—	1,002,365	—
Total realized gains (losses) on investments	(97,420)	(28,365)	900,018	271

Change in net unrealized appreciation (depreciation)
of investments	841,937	814	1,800,130	147,617

Net gains (losses) on investments	730,436	29,517	2,622,453	138,672

Net increase (decrease) in net assets resulting from operations	$730,436	$29,517	$2,622,453	$138,672

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series II Shares	Invesco V.I. Health Care Fund – Series I Shares	Invesco V.I. Health Care Fund – Series II Shares

Assets
Investments in shares of mutual funds, at fair value	$4,007,117	$3,355,152	$4,282,771	$5,605,803
Total assets	4,007,117	3,355,152	4,282,771	5,605,803
Total liabilities	—	—	—	—
Net assets	$4,007,117	$3,355,152	$4,282,771	$5,605,803

Net assets
Applicable to accumulation units	$4,007,117	$3,355,152	$4,282,771	$5,605,803
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$4,007,117	$3,355,152	$4,282,771	$5,605,803

Investments in shares of mutual funds, at cost	$4,165,090	$3,457,802	$4,378,819	$6,485,982

Shares of mutual funds owned	119,544	102,011	158,680	226,956

Accumulation units outstanding	271,025	273,769	143,454	368,820
Annuitized units outstanding	—	—	—	—
Total units outstanding	271,025	273,769	143,454	368,820

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series II Shares	Invesco V.I. Health Care Fund – Series I Shares	Invesco V.I. Health Care Fund – Series II Shares

Net investment income (loss)
Investment income:
Dividends	$73,224	$53,496	$ $—	$ $—

Expenses:
Mortality and expense risks	54,256	21,994	63,272	41,703
Administrative charges	6,511	5,188	3,186	9,568
Separate account rider charges	—	—	221	—
Net investment income (loss)	12,457	26,314	(66,679)	(51,271)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	25,829	(29,312)	55,592	(106,017)
Capital gains distributions	21,768	18,526	—	—
Total realized gains (losses) on investments	47,597	(10,786)	55,592	(106,017)

Change in net unrealized appreciation (depreciation)
of investments	(79,690)	(35,400)	229,986	397,241

Net gains (losses) on investments	(19,636)	(19,872)	218,899	239,953

Net increase (decrease) in net assets resulting from operations	$(19,636)	$(19,872)	$218,899	$239,953

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares	Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$465,838	$3,824,349	$3,381,290	$289,113
Total assets	465,838	3,824,349	3,381,290	289,113
Total liabilities	—	—	—	—
Net assets	$465,838	$3,824,349	$3,381,290	$289,113

Net assets
Applicable to accumulation units	$465,838	$3,824,349	$3,381,290	$289,113
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$465,838	$3,824,349	$3,381,290	$289,113

Investments in shares of mutual funds, at cost	$389,424	$3,506,249	$2,599,879	$259,114

Shares of mutual funds owned	16,351	197,437	142,071	25,162

Accumulation units outstanding	18,069	87,604	109,330	23,154
Annuitized units outstanding	—	—	—	—
Total units outstanding	18,069	87,604	109,330	23,154

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares	Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Net investment income (loss)
Investment income:
Dividends	$—	$5,051	$ $—	$574

Expenses:
Mortality and expense risks	5,860	52,113	39,994	2,009
Administrative charges	234	5,062	1,600	271
Separate account rider charges	—	246	—	—
Net investment income (loss)	(6,094)	(52,370)	(41,594)	(1,706)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,781	124,763	(203,104)	3,315
Capital gains distributions	17,128	178,689	136,998	1,839
Total realized gains (losses) on investments	22,909	303,452	(66,106)	5,154

Change in net unrealized appreciation (depreciation)
of investments	32,490	394,310	1,000,477	12,333

Net gains (losses) on investments	49,305	645,392	892,777	15,781

Net increase (decrease) in net assets resulting from operations	$49,305	$645,392	$892,777	$15,781

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$8,280,246	$8,464,637	$10,250,743	$10,089,717
Total assets	8,280,246	8,464,637	10,250,743	10,089,717
Total liabilities	—	—	—	—
Net assets	$8,280,246	$8,464,637	$10,250,743	$10,089,717

Net assets
Applicable to accumulation units	$8,280,246	$8,464,637	$10,250,743	$10,089,717
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$8,280,246	$8,464,637	$10,250,743	$10,089,717

Investments in shares of mutual funds, at cost	$7,182,939	$7,620,089	$11,371,178	$7,498,476

Shares of mutual funds owned	152,238	113,285	943,031	476,830

Accumulation units outstanding	699,609	209,033	983,092	396,357
Annuitized units outstanding	—	—	—	—
Total units outstanding	699,609	209,033	983,092	396,357

Statements of Operations
Year ended December 31, 2024

	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares

Net investment income (loss)
Investment income:
Dividends	$137,183	$53,920	$426,013	$ $—

Expenses:
Mortality and expense risks	48,498	106,738	72,157	55,775
Administrative charges	11,810	4,276	14,494	13,678
Separate account rider charges	—	—	—	—
Net investment income (loss)	76,875	(57,094)	339,362	(69,453)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	31,716	260,086	(334,077)	11,318
Capital gains distributions	—	378,778	—	—
Total realized gains (losses) on investments	31,716	638,864	(334,077)	11,318

Change in net unrealized appreciation (depreciation)
of investments	929,181	504,605	64,790	2,338,572

Net gains (losses) on investments	1,037,772	1,086,375	70,075	2,280,437

Net increase (decrease) in net assets resulting from operations	$1,037,772	$1,086,375	$70,075	$2,280,437

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	LargeCap S&P 500 Index Account – Class 2	LVIP American Century Capital Appreciation Fund – Standard Class II

Assets
Investments in shares of mutual funds, at fair value	$162,813,817	$94,633,195	$69,320,663	$1,080,332
Total assets	162,813,817	94,633,195	69,320,663	1,080,332
Total liabilities	—	—	—	—
Net assets	$162,813,817	$94,633,195	$69,320,663	$1,080,332

Net assets
Applicable to accumulation units	$162,813,817	$94,633,195	$69,320,663	$1,080,332
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$162,813,817	$94,633,195	$69,320,663	$1,080,332

Investments in shares of mutual funds, at cost	$131,353,410	$74,804,925	$61,218,157	$964,056

Shares of mutual funds owned	3,380,686	3,771,749	2,824,803	64,436

Accumulation units outstanding	2,266,018	2,683,997	3,004,572	40,702
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,266,018	2,683,997	3,004,572	40,702

Statements of Operations
Year ended December 31, 2024

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	LargeCap S&P 500 Index Account – Class 2	LVIP American Century Capital Appreciation Fund – Standard Class II

Net investment income (loss)
Investment income:
Dividends	$—	$1,367,212	$845,329	$—

Expenses:
Mortality and expense risks	1,907,401	1,112,686	396,054	9,091
Administrative charges	107,231	80,366	93,976	1,091
Separate account rider charges	1,131	4,667	—	—
Net investment income (loss)	(2,015,763)	169,493	355,299	(10,182)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	10,520,863	5,852,023	1,594,290	9,678
Capital gains distributions	7,730,529	5,656,654	3,986,048	28,793
Total realized gains (losses) on investments	18,251,392	11,508,677	5,580,338	38,471

Change in net unrealized appreciation (depreciation)
of investments	17,794,669	7,871,006	6,742,352	116,276

Net gains (losses) on investments	34,030,298	19,549,176	12,677,989	144,565

Net increase (decrease) in net assets resulting from operations	$34,030,298	$19,549,176	$12,677,989	$144,565

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class

Assets
Investments in shares of mutual funds, at fair value	$8,369,096	$22,077,288	$4,688,397	$16,266,355
Total assets	8,369,096	22,077,288	4,688,397	16,266,355
Total liabilities	—	—	—	—
Net assets	$8,369,096	$22,077,288	$4,688,397	$16,266,355

Net assets
Applicable to accumulation units	$8,369,096	$22,077,288	$4,688,397	$16,266,355
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$8,369,096	$22,077,288	$4,688,397	$16,266,355

Investments in shares of mutual funds, at cost	$7,933,143	$22,130,330	$4,571,693	$13,894,834

Shares of mutual funds owned	977,127	2,409,132	238,244	560,233

Accumulation units outstanding	239,345	1,721,154	132,134	224,237
Annuitized units outstanding	—	—	—	—
Total units outstanding	239,345	1,721,154	132,134	224,237

Statements of Operations
Year ended December 31, 2024

	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class

Net investment income (loss)
Investment income:
Dividends	$79,992	$729,107	$94,743	$ $—

Expenses:
Mortality and expense risks	66,876	182,408	43,316	148,500
Administrative charges	2,024	24,098	4,782	17,822
Separate account rider charges	—	132	361	375
Net investment income (loss)	11,092	522,469	46,284	(166,697)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	44,102	144,082	33,079	547,693
Capital gains distributions	—	—	87,228	197,591
Total realized gains (losses) on investments	44,102	144,082	120,307	745,284

Change in net unrealized appreciation (depreciation)
of investments	435,953	(53,042)	116,704	2,371,521

Net gains (losses) on investments	491,147	613,509	283,295	2,950,108

Net increase (decrease) in net assets resulting from operations	$491,147	$613,509	$283,295	$2,950,108

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Assets
Investments in shares of mutual funds, at fair value	$3,668,038	$15,522,594	$1,471,279	$7,503,832
Total assets	3,668,038	15,522,594	1,471,279	7,503,832
Total liabilities	—	—	—	—
Net assets	$3,668,038	$15,522,594	$1,471,279	$7,503,832

Net assets
Applicable to accumulation units	$3,668,038	$15,522,594	$1,471,279	$7,503,832
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,668,038	$15,522,594	$1,471,279	$7,503,832

Investments in shares of mutual funds, at cost	$3,118,087	$15,102,450	$1,353,724	$7,916,853

Shares of mutual funds owned	120,854	1,267,564	36,554	257,245

Accumulation units outstanding	57,984	565,772	70,683	513,918
Annuitized units outstanding	—	—	—	—
Total units outstanding	57,984	565,772	70,683	513,918

Statements of Operations
Year ended December 31, 2024

	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Net investment income (loss)
Investment income:
Dividends	$—	$331,200	$16,673	$90,779

Expenses:
Mortality and expense risks	32,586	112,437	20,025	64,624
Administrative charges	1,304	8,605	2,207	11,318
Separate account rider charges	—	—	669	30
Net investment income (loss)	(33,890)	210,158	(6,228)	14,807

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	91,950	60,117	72,079	122,200
Capital gains distributions	40,643	141,023	62,627	353,299
Total realized gains (losses) on investments	132,593	201,140	134,706	475,499

Change in net unrealized appreciation (depreciation)
of investments	549,951	420,144	13,902	(15,967)

Net gains (losses) on investments	648,654	831,442	142,380	474,339

Net increase (decrease) in net assets resulting from operations	$648,654	$831,442	$142,380	$474,339

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	MFS® New Discovery Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class	MidCap Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$5,465,646	$12,594,471	$2,550,287	$276,320,691
Total assets	5,465,646	12,594,471	2,550,287	276,320,691
Total liabilities	—	—	—	—
Net assets	$5,465,646	$12,594,471	$2,550,287	$276,320,691

Net assets
Applicable to accumulation units	$5,465,646	$12,594,471	$2,550,287	$276,320,691
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$5,465,646	$12,594,471	$2,550,287	$276,320,691

Investments in shares of mutual funds, at cost	$7,108,013	$12,863,531	$2,553,265	$230,134,652

Shares of mutual funds owned	508,432	376,854	121,384	3,991,920

Accumulation units outstanding	324,351	612,442	60,374	1,484,177
Annuitized units outstanding	—	—	—	—
Total units outstanding	324,351	612,442	60,374	1,484,177

Statements of Operations
Year ended December 31, 2024

	MFS® New Discovery Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class	MidCap Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$—	$267,398	$38,277	$672,380

Expenses:
Mortality and expense risks	42,804	122,868	34,391	3,429,643
Administrative charges	8,265	19,887	4,127	208,261
Separate account rider charges	181	169	390	357
Net investment income (loss)	(51,250)	124,474	(631)	(2,965,881)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(623,170)	316,781	98,222	11,880,883
Capital gains distributions	—	372,299	203,343	23,741,188
Total realized gains (losses) on investments	(623,170)	689,080	301,565	35,622,071

Change in net unrealized appreciation (depreciation)
of investments	982,323	487,780	(38,547)	15,682,950

Net gains (losses) on investments	307,903	1,301,334	262,387	48,339,140

Net increase (decrease) in net assets resulting from operations	$307,903	$1,301,334	$262,387	$48,339,140

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	MidCap Account – Class 2	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares

Assets
Investments in shares of mutual funds, at fair value	$24,428,427	$3,263,176	$4,042,159	$770,362
Total assets	24,428,427	3,263,176	4,042,159	770,362
Total liabilities	—	—	—	—
Net assets	$24,428,427	$3,263,176	$4,042,159	$770,362

Net assets
Applicable to accumulation units	$24,428,427	$3,263,176	$4,042,159	$770,362
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$24,428,427	$3,263,176	$4,042,159	$770,362

Investments in shares of mutual funds, at cost	$22,533,376	$3,246,478	$2,738,871	$639,140

Shares of mutual funds owned	359,559	122,584	101,231	19,216

Accumulation units outstanding	1,484,299	158,837	74,453	38,115
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,484,299	158,837	74,453	38,115

Statements of Operations
Year ended December 31, 2024

	MidCap Account – Class 2	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares

Net investment income (loss)
Investment income:
Dividends	$11,424	$ $—	$9,145	$ $—

Expenses:
Mortality and expense risks	137,503	29,835	54,956	3,716
Administrative charges	33,738	4,784	6,596	925
Separate account rider charges	—	—	159	—
Net investment income (loss)	(159,817)	(34,619)	(52,566)	(4,641)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	91,110	(4,716)	463,331	7,933
Capital gains distributions	1,988,356	199,385	197,010	35,170
Total realized gains (losses) on investments	2,079,466	194,669	660,341	43,103

Change in net unrealized appreciation (depreciation)
of investments	1,862,442	463,813	348,901	85,631

Net gains (losses) on investments	3,782,091	623,863	956,676	124,093

Net increase (decrease) in net assets resulting from operations	$3,782,091	$623,863	$956,676	$124,093

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	PIMCO VIT All Asset Portfolio – Administrative Class	PIMCO VIT All Asset Portfolio – Advisor Class	PIMCO VIT CommodityReal Return® Strategy Portfolio – M Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class

Assets
Investments in shares of mutual funds, at fair value	$1,187,651	$457,896	$307,886	$877,005
Total assets	1,187,651	457,896	307,886	877,005
Total liabilities	—	—	—	—
Net assets	$1,187,651	$457,896	$307,886	$877,005

Net assets
Applicable to accumulation units	$1,187,651	$457,896	$307,886	$877,005
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,187,651	$457,896	$307,886	$877,005

Investments in shares of mutual funds, at cost	$1,387,903	$521,633	$358,810	$873,291

Shares of mutual funds owned	135,114	51,219	57,228	82,425

Accumulation units outstanding	61,950	36,762	24,983	90,714
Annuitized units outstanding	—	—	—	—
Total units outstanding	61,950	36,762	24,983	90,714

Statements of Operations
Year ended December 31, 2024

	PIMCO VIT All Asset Portfolio – Administrative Class	PIMCO VIT All Asset Portfolio – Advisor Class	PIMCO VIT CommodityReal Return® Strategy Portfolio – M Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class

Net investment income (loss)
Investment income:
Dividends	$81,257	$26,124	$5,653	$57,995

Expenses:
Mortality and expense risks	15,729	2,716	1,775	5,470
Administrative charges	1,888	623	441	1,365
Separate account rider charges	—	—	—	—
Net investment income (loss)	63,640	22,785	3,437	51,160

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(32,516)	(5,777)	(26,815)	(16,064)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(32,516)	(5,777)	(26,815)	(16,064)

Change in net unrealized appreciation (depreciation)
of investments	(2,220)	(6,559)	31,072	24,999

Net gains (losses) on investments	28,904	10,449	7,694	60,095

Net increase (decrease) in net assets resulting from operations	$28,904	$10,449	$7,694	$60,095

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Advisor Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$20,698,192	$7,668,338	$25,847,274	$74,664,414
Total assets	20,698,192	7,668,338	25,847,274	74,664,414
Total liabilities	—	—	—	—
Net assets	$20,698,192	$7,668,338	$25,847,274	$74,664,414

Net assets
Applicable to accumulation units	$20,698,192	$7,668,338	$25,847,274	$74,664,414
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$20,698,192	$7,668,338	$25,847,274	$74,664,414

Investments in shares of mutual funds, at cost	$21,243,320	$7,744,221	$29,207,405	$53,346,673

Shares of mutual funds owned	2,858,866	795,470	2,859,212	1,747,762

Accumulation units outstanding	1,426,982	735,355	2,333,097	1,956,885
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,426,982	735,355	2,333,097	1,956,885

Statements of Operations
Year ended December 31, 2024

	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Advisor Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$1,185,392	$259,331	$1,038,995	$549,672

Expenses:
Mortality and expense risks	182,025	43,129	217,215	973,198
Administrative charges	30,748	9,962	38,948	85,841
Separate account rider charges	227	—	249	1,221
Net investment income (loss)	972,392	206,240	782,583	(510,588)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(368,248)	(86,315)	(812,763)	7,951,001
Capital gains distributions	—	—	—	2,352,033
Total realized gains (losses) on investments	(368,248)	(86,315)	(812,763)	10,303,034

Change in net unrealized appreciation (depreciation)
of investments	528,741	101,668	408,624	6,939,329

Net gains (losses) on investments	1,132,885	221,593	378,444	16,731,775

Net increase (decrease) in net assets resulting from operations	$1,132,885	$221,593	$378,444	$16,731,775

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Principal Capital Appreciation Account – Class 2	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$16,593,654	$44,561,955	$35,317,793	$11,225,672
Total assets	16,593,654	44,561,955	35,317,793	11,225,672
Total liabilities	—	—	—	—
Net assets	$16,593,654	$44,561,955	$35,317,793	$11,225,672

Net assets
Applicable to accumulation units	$16,593,654	$44,561,955	$35,317,793	$11,225,672
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$16,593,654	$44,561,955	$35,317,793	$11,225,672

Investments in shares of mutual funds, at cost	$13,779,536	$45,786,684	$32,755,920	$9,699,950

Shares of mutual funds owned	397,548	3,457,095	2,581,710	624,690

Accumulation units outstanding	682,796	1,808,635	1,318,176	378,194
Annuitized units outstanding	—	—	—	—
Total units outstanding	682,796	1,808,635	1,318,176	378,194

Statements of Operations
Year ended December 31, 2024

	Principal Capital Appreciation Account – Class 2	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$97,209	$1,349,072	$804,707	$190,630

Expenses:
Mortality and expense risks	101,486	594,802	475,023	141,075
Administrative charges	24,246	65,590	54,259	16,323
Separate account rider charges	—	584	501	41
Net investment income (loss)	(28,523)	688,096	274,924	33,191

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	719,924	(44,386)	1,233,248	347,477
Capital gains distributions	531,963	581,841	378,466	144,975
Total realized gains (losses) on investments	1,251,887	537,455	1,611,714	492,452

Change in net unrealized appreciation (depreciation)
of investments	2,225,928	1,628,788	993,227	588,775

Net gains (losses) on investments	3,449,292	2,854,339	2,879,865	1,114,418

Net increase (decrease) in net assets resulting from operations	$3,449,292	$2,854,339	$2,879,865	$1,114,418

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Real Estate Securities Account – Class 1	Real Estate Securities Account – Class 2

Assets
Investments in shares of mutual funds, at fair value	$6,595,668	$12,761,867	$37,121,692	$9,604,488
Total assets	6,595,668	12,761,867	37,121,692	9,604,488
Total liabilities	—	—	—	—
Net assets	$6,595,668	$12,761,867	$37,121,692	$9,604,488

Net assets
Applicable to accumulation units	$6,595,668	$12,761,867	$37,121,692	$9,604,488
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$6,595,668	$12,761,867	$37,121,692	$9,604,488

Investments in shares of mutual funds, at cost	$5,683,825	$11,860,383	$39,835,607	$10,406,135

Shares of mutual funds owned	372,006	1,115,548	2,041,897	527,140

Accumulation units outstanding	205,433	718,265	480,729	638,427
Annuitized units outstanding	—	—	—	—
Total units outstanding	205,433	718,265	480,729	638,427

Statements of Operations
Year ended December 31, 2024

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Real Estate Securities Account – Class 1	Real Estate Securities Account – Class 2

Net investment income (loss)
Investment income:
Dividends	$96,435	$366,583	$925,751	$211,254

Expenses:
Mortality and expense risks	84,139	178,001	498,852	65,816
Administrative charges	10,032	19,370	37,738	14,991
Separate account rider charges	194	45	488	—
Net investment income (loss)	2,070	169,167	388,673	130,447

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	386,881	(255,142)	(1,281,415)	(182,969)
Capital gains distributions	101,082	27,852	1,192,458	301,419
Total realized gains (losses) on investments	487,963	(227,290)	(88,957)	118,450

Change in net unrealized appreciation (depreciation)
of investments	307,868	796,881	1,336,653	190,233

Net gains (losses) on investments	797,901	738,758	1,636,369	439,130

Net increase (decrease) in net assets resulting from operations	$797,901	$738,758	$1,636,369	$439,130

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	Rydex VI Basic Materials Fund	Rydex VI Commodities Strategy Fund	Rydex VI NASDAQ 100 Fund	SAM Balanced Portfolio – Class 1

Assets
Investments in shares of mutual funds, at fair value	$693,553	$1,303,408	$12,472,915	$267,603,130
Total assets	693,553	1,303,408	12,472,915	267,603,130
Total liabilities	—	—	—	—
Net assets	$693,553	$1,303,408	$12,472,915	$267,603,130

Net assets
Applicable to accumulation units	$693,553	$1,303,408	$12,472,915	$267,603,130
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$693,553	$1,303,408	$12,472,915	$267,603,130

Investments in shares of mutual funds, at cost	$689,104	$1,435,800	$9,058,273	$254,000,629

Shares of mutual funds owned	7,066	14,653	144,933	17,605,469

Accumulation units outstanding	48,379	124,760	426,415	11,535,043
Annuitized units outstanding	—	—	—	—
Total units outstanding	48,379	124,760	426,415	11,535,043

Statements of Operations
Year ended December 31, 2024

	Rydex VI Basic Materials Fund	Rydex VI Commodities Strategy Fund	Rydex VI NASDAQ 100 Fund	SAM Balanced Portfolio – Class 1

Net investment income (loss)
Investment income:
Dividends	$6,320	$54,787	$24,082	$5,719,542

Expenses:
Mortality and expense risks	5,260	12,195	80,726	3,671,088
Administrative charges	1,113	2,025	18,139	405,793
Separate account rider charges	—	33	—	10,226
Net investment income (loss)	(53)	40,534	(74,783)	1,632,435

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	25,366	(95,034)	721,326	(594,835)
Capital gains distributions	—	—	222,907	—
Total realized gains (losses) on investments	25,366	(95,034)	944,233	(594,835)

Change in net unrealized appreciation (depreciation)
of investments	(49,649)	153,863	1,595,672	30,214,208

Net gains (losses) on investments	(24,336)	99,363	2,465,122	31,251,808

Net increase (decrease) in net assets resulting from operations	$(24,336)	$99,363	$2,465,122	$31,251,808

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	SAM Balanced Portfolio – Class 2	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 2	SAM Conservative Growth Portfolio – Class 1

Assets
Investments in shares of mutual funds, at fair value	$41,091,673	$58,245,002	$15,408,655	$55,121,770
Total assets	41,091,673	58,245,002	15,408,655	55,121,770
Total liabilities	—	—	—	—
Net assets	$41,091,673	$58,245,002	$15,408,655	$55,121,770

Net assets
Applicable to accumulation units	$41,091,673	$58,245,002	$15,408,655	$55,121,770
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$41,091,673	$58,245,002	$15,408,655	$55,121,770

Investments in shares of mutual funds, at cost	$40,758,206	$57,243,464	$15,673,053	$46,988,871

Shares of mutual funds owned	2,754,133	4,961,244	1,336,397	2,474,047

Accumulation units outstanding	2,721,977	2,919,686	1,156,894	2,084,660
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,721,977	2,919,686	1,156,894	2,084,660

Statements of Operations
Year ended December 31, 2024

	SAM Balanced Portfolio – Class 2	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 2	SAM Conservative Growth Portfolio – Class 1

Net investment income (loss)
Investment income:
Dividends	$732,838	$1,560,159	$377,414	$861,506

Expenses:
Mortality and expense risks	278,919	780,932	107,503	744,307
Administrative charges	61,795	85,062	24,248	78,841
Separate account rider charges	—	1,814	—	1,140
Net investment income (loss)	392,124	692,351	245,663	37,218

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(225,977)	(222,480)	(231,050)	2,280,552
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(225,977)	(222,480)	(231,050)	2,280,552

Change in net unrealized appreciation (depreciation)
of investments	4,230,226	4,042,679	1,190,898	5,421,225

Net gains (losses) on investments	4,396,373	4,512,550	1,205,511	7,738,995

Net increase (decrease) in net assets resulting from operations	$4,396,373	$4,512,550	$1,205,511	$7,738,995

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	SAM Conservative Growth Portfolio – Class 2	SAM Flexible Income Portfolio – Class 1	SAM Flexible Income Portfolio – Class 2	SAM Strategic Growth Portfolio – Class 1

Assets
Investments in shares of mutual funds, at fair value	$28,413,695	$56,957,489	$24,553,185	$39,455,354
Total assets	28,413,695	56,957,489	24,553,185	39,455,354
Total liabilities	—	—	—	—
Net assets	$28,413,695	$56,957,489	$24,553,185	$39,455,354

Net assets
Applicable to accumulation units	$28,413,695	$56,957,489	$24,553,185	$39,455,354
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$28,413,695	$56,957,489	$24,553,185	$39,455,354

Investments in shares of mutual funds, at cost	$25,962,906	$60,764,697	$25,732,035	$31,313,625

Shares of mutual funds owned	1,303,380	5,117,474	2,238,212	1,489,443

Accumulation units outstanding	1,692,977	3,161,312	2,002,714	1,383,048
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,692,977	3,161,312	2,002,714	1,383,048

Statements of Operations
Year ended December 31, 2024

	SAM Conservative Growth Portfolio – Class 2	SAM Flexible Income Portfolio – Class 1	SAM Flexible Income Portfolio – Class 2	SAM Strategic Growth Portfolio – Class 1

Net investment income (loss)
Investment income:
Dividends	$371,556	$1,794,200	$745,927	$444,105

Expenses:
Mortality and expense risks	196,490	767,279	177,553	527,280
Administrative charges	43,009	76,568	40,009	53,735
Separate account rider charges	—	1,938	—	217
Net investment income (loss)	132,057	948,415	528,365	(137,127)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	569,323	(1,904,420)	(1,213,137)	2,326,679
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	569,323	(1,904,420)	(1,213,137)	2,326,679

Change in net unrealized appreciation (depreciation)
of investments	3,027,278	4,107,166	2,168,960	3,875,108

Net gains (losses) on investments	3,728,658	3,151,161	1,484,188	6,064,660

Net increase (decrease) in net assets resulting from operations	$3,728,658	$3,151,161	$1,484,188	$6,064,660

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	SAM Strategic Growth Portfolio – Class 2	Short-Term Income Account – Class 1	SmallCap Account – Class 1	SmallCap Account – Class 2

Assets
Investments in shares of mutual funds, at fair value	$25,478,324	$39,260,672	$64,411,076	$4,845,312
Total assets	25,478,324	39,260,672	64,411,076	4,845,312
Total liabilities	—	—	—	—
Net assets	$25,478,324	$39,260,672	$64,411,076	$4,845,312

Net assets
Applicable to accumulation units	$25,478,324	$39,260,672	$64,411,076	$4,845,312
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$25,478,324	$39,260,672	$64,411,076	$4,845,312

Investments in shares of mutual funds, at cost	$22,831,210	$39,448,998	$59,854,601	$5,116,802

Shares of mutual funds owned	982,202	15,456,957	4,105,231	311,796

Accumulation units outstanding	1,441,975	3,187,062	1,819,905	321,806
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,441,975	3,187,062	1,819,905	321,806

Statements of Operations
Year ended December 31, 2024

	SAM Strategic Growth Portfolio – Class 2	Short-Term Income Account – Class 1	SmallCap Account – Class 1	SmallCap Account – Class 2

Net investment income (loss)
Investment income:
Dividends	$213,562	$1,374,724	$243,388	$6,660

Expenses:
Mortality and expense risks	150,934	518,525	836,239	32,438
Administrative charges	35,492	55,035	57,604	7,535
Separate account rider charges	—	1,230	1,645	—
Net investment income (loss)	27,136	799,934	(652,100)	(33,313)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	361,835	(73,302)	(185,944)	45,915
Capital gains distributions	—	—	1,298,629	97,346
Total realized gains (losses) on investments	361,835	(73,302)	1,112,685	143,261

Change in net unrealized appreciation (depreciation)
of investments	2,927,590	782,457	3,346,127	170,315

Net gains (losses) on investments	3,316,561	1,509,089	3,806,712	280,263

Net increase (decrease) in net assets resulting from operations	$3,316,561	$1,509,089	$3,806,712	$280,263

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Health Sciences Portfolio – II	The Merger Fund VL	TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares

Assets
Investments in shares of mutual funds, at fair value	$43,145,717	$14,025,040	$296,180	$1,380,870
Total assets	43,145,717	14,025,040	296,180	1,380,870
Total liabilities	—	—	—	—
Net assets	$43,145,717	$14,025,040	$296,180	$1,380,870

Net assets
Applicable to accumulation units	$43,145,717	$14,025,040	$296,180	$1,380,870
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$43,145,717	$14,025,040	$296,180	$1,380,870

Investments in shares of mutual funds, at cost	$33,412,584	$14,242,079	$307,429	$1,099,182

Shares of mutual funds owned	765,674	294,520	26,374	62,006

Accumulation units outstanding	1,472,844	165,377	23,664	91,793
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,472,844	165,377	23,664	91,793

Statements of Operations
Year ended December 31, 2024

	T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Health Sciences Portfolio – II	The Merger Fund VL	TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares

Net investment income (loss)
Investment income:
Dividends	$—	$—	$4,918	$12,457

Expenses:
Mortality and expense risks	360,410	201,739	2,042	8,049
Administrative charges	61,462	24,212	487	1,923
Separate account rider charges	906	—	—	—
Net investment income (loss)	(422,778)	(225,951)	2,389	2,485

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,078,099	1,058,610	(2,834)	24,176
Capital gains distributions	1,857,969	1,313,993	3,248	10,363
Total realized gains (losses) on investments	3,936,068	2,372,603	414	34,539

Change in net unrealized appreciation (depreciation)
of investments	8,056,357	(1,977,060)	5,399	85,518

Net gains (losses) on investments	11,569,647	169,592	8,202	122,542

Net increase (decrease) in net assets resulting from operations	$11,569,647	$169,592	$8,202	$122,542

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	TOPS® Balanced ETF Portfolio – Investor Class Shares	TOPS® Conservative ETF Portfolio – Investor Class Shares	TOPS® Growth ETF Portfolio – Investor Class Shares	TOPS® Moderate Growth ETF Portfolio – Investor Class Shares

Assets
Investments in shares of mutual funds, at fair value	$4,109,847	$1,484,561	$1,894,827	$1,143,597
Total assets	4,109,847	1,484,561	1,894,827	1,143,597
Total liabilities	—	—	—	—
Net assets	$4,109,847	$1,484,561	$1,894,827	$1,143,597

Net assets
Applicable to accumulation units	$4,109,847	$1,484,561	$1,894,827	$1,143,597
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$4,109,847	$1,484,561	$1,894,827	$1,143,597

Investments in shares of mutual funds, at cost	$3,958,558	$1,484,853	$1,703,410	$1,059,525

Shares of mutual funds owned	275,644	113,498	87,078	70,549

Accumulation units outstanding	321,536	123,187	130,668	83,793
Annuitized units outstanding	—	—	—	—
Total units outstanding	321,536	123,187	130,668	83,793

Statements of Operations
Year ended December 31, 2024

	TOPS® Balanced ETF Portfolio – Investor Class Shares	TOPS® Conservative ETF Portfolio – Investor Class Shares	TOPS® Growth ETF Portfolio – Investor Class Shares	TOPS® Moderate Growth ETF Portfolio – Investor Class Shares

Net investment income (loss)
Investment income:
Dividends	$70,326	$35,223	$19,841	$15,623

Expenses:
Mortality and expense risks	23,336	11,547	11,334	7,545
Administrative charges	5,597	2,456	2,834	1,582
Separate account rider charges	—	1,132	—	—
Net investment income (loss)	41,393	20,088	5,673	6,496

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	30,123	180	51,723	12,982
Capital gains distributions	17,990	11,687	3,448	13,705
Total realized gains (losses) on investments	48,113	11,867	55,171	26,687

Change in net unrealized appreciation (depreciation)
of investments	110,005	47,153	107,298	40,031

Net gains (losses) on investments	199,511	79,108	168,142	73,214

Net increase (decrease) in net assets resulting from operations	$199,511	$79,108	$168,142	$73,214

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	U.S. LargeCap Buffer April Account – Class 2	U.S. LargeCap Buffer January Account – Class 2	U.S. LargeCap Buffer July Account – Class 2	U.S. LargeCap Buffer October Account – Class 2

Assets
Investments in shares of mutual funds, at fair value	$37,946,725	$68,309,121	$38,896,491	$59,838,298
Total assets	37,946,725	68,309,121	38,896,491	59,838,298
Total liabilities	—	—	—	—
Net assets	$37,946,725	$68,309,121	$38,896,491	$59,838,298

Net assets
Applicable to accumulation units	$37,946,725	$68,309,121	$38,896,491	$59,838,298
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$37,946,725	$68,309,121	$38,896,491	$59,838,298

Investments in shares of mutual funds, at cost	$38,403,455	$66,065,235	$36,916,549	$57,944,539

Shares of mutual funds owned	3,631,265	5,745,090	2,851,649	4,308,013

Accumulation units outstanding	2,887,296	4,923,020	2,809,918	4,078,452
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,887,296	4,923,020	2,809,918	4,078,452

Statements of Operations
Year ended December 31, 2024

	U.S. LargeCap Buffer April Account – Class 2	U.S. LargeCap Buffer January Account – Class 2	U.S. LargeCap Buffer July Account – Class 2	U.S. LargeCap Buffer October Account – Class 2

Net investment income (loss)
Investment income:
Dividends	$197,178	$34,616	$22,766	$11,244

Expenses:
Mortality and expense risks	442,089	279,314	436,350	310,192
Administrative charges	80,201	51,708	78,176	57,535
Separate account rider charges	—	—	6	—
Net investment income (loss)	(325,112)	(296,406)	(491,766)	(356,483)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	4,452,176	4,858,133	7,034,465	4,201,925
Capital gains distributions	4,156,760	—	841,589	64,359
Total realized gains (losses) on investments	8,608,936	4,858,133	7,876,054	4,266,284

Change in net unrealized appreciation (depreciation)
of investments	(128,514)	2,529,954	572,394	809,296

Net gains (losses) on investments	8,155,310	7,091,681	7,956,682	4,719,097

Net increase (decrease) in net assets resulting from operations	$8,155,310	$7,091,681	$7,956,682	$4,719,097

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2024

	VanEck VIP Trust Global Gold Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Class S Shares

Assets
Investments in shares of mutual funds, at fair value	$1,326,989	$3,273,330
Total assets	1,326,989	3,273,330
Total liabilities	—	—
Net assets	$1,326,989	$3,273,330

Net assets
Applicable to accumulation units	$1,326,989	$3,273,330
Applicable to contracts in annuitization period	—	—
Total net assets	$1,326,989	$3,273,330

Investments in shares of mutual funds, at cost	$1,367,032	$3,527,876

Shares of mutual funds owned	142,228	136,105

Accumulation units outstanding	119,810	299,145
Annuitized units outstanding	—	—
Total units outstanding	119,810	299,145

Statements of Operations
Year ended December 31, 2024

	VanEck VIP Trust Global Gold Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Class S Shares

Net investment income (loss)
Investment income:
Dividends	$30,701	$89,153

Expenses:
Mortality and expense risks	6,272	42,024
Administrative charges	1,251	5,162
Separate account rider charges	—	—
Net investment income (loss)	23,178	41,967

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	84,241	263,203
Capital gains distributions	—	—
Total realized gains (losses) on investments	84,241	263,203

Change in net unrealized appreciation (depreciation)
of investments	(90,620)	(433,555)

Net gains (losses) on investments	16,799	(128,385)

Net increase (decrease) in net assets resulting from operations	$16,799	$(128,385)

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	ALPS Global Opportunity Portfolio – Class III	American Funds Insurance Series – American High-Income Trust – Class 2 Shares

Net assets as of January 1, 2023	$3,625,186	$2,704,104	$825,952	$944,793

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12,979)	(37,156)	(6,750)	53,808
Total realized gains (losses) on investments	175,015	(564,983)	(83,929)	(19,057)
Change in net unrealized appreciation (depreciation)
of investments	290,183	1,013,365	294,255	64,789
Net gains (losses) on investments	452,219	411,226	203,576	99,540
Net increase (decrease) in net assets resulting from operations	452,219	411,226	203,576	99,540
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	169,644	101,140	21,721	163,174
Administration charges	—	—	(2,271)	—
Contingent sales charges	(1,861)	(981)	(1,663)	(19)
Contract terminations	(900,231)	(473,115)	(158,078)	(22,464)
Death benefit payments	—	(29,361)	(13,777)	—
Flexible withdrawal option payments	(44,089)	(18,641)	(7,932)	(8,739)
Transfers to other contracts	(180,557)	(32,378)	(31,007)	(195,866)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(957,094)	(453,336)	(193,007)	(63,914)
Total increase (decrease)	(504,875)	(42,110)	10,569	35,626
Net assets as of December 31, 2023	3,120,311	2,661,994	836,521	980,419

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(15,780)	(30,060)	65,746	52,658
Total realized gains (losses) on investments	267,434	(495,336)	(49,175)	(22,429)
Change in net unrealized appreciation (depreciation)
of investments	(13,111)	917,357	125,397	56,399
Net gains (losses) on investments	238,543	391,961	141,968	86,628
Net increase (decrease) in net assets resulting from operations	238,543	391,961	141,968	86,628
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	66,472	26,678	110,709	290,866
Administration charges	—	—	(2,938)	—
Contingent sales charges	(859)	(687)	(391)	(311)
Contract terminations	(532,511)	(423,040)	(87,047)	(301,069)
Death benefit payments	(17,129)	(1,588)	—	—
Flexible withdrawal option payments	(35,775)	(21,272)	(9,201)	(16,790)
Transfers to other contracts	(314,168)	(166,178)	(108,509)	(29,818)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(833,970)	(586,087)	(97,377)	(57,122)
Total increase (decrease)	(595,427)	(194,126)	44,591	29,506
Net assets as of December 31, 2023	$2,524,884	$2,467,868	$881,112	$1,009,925

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares

Net assets as of January 1, 2023	$2,130,191	$18,229,625	$1,173,709	$3,110,595

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17,145	254,669	(13,919)	(25,046)
Total realized gains (losses) on investments	83,882	678,567	(101,982)	(382,852)
Change in net unrealized appreciation (depreciation)
of investments	163,928	1,500,910	277,769	859,435
Net gains (losses) on investments	264,955	2,434,146	161,868	451,537
Net increase (decrease) in net assets resulting from operations	264,955	2,434,146	161,868	451,537
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	145,873	3,281,669	94,635	411,235
Administration charges	(442)	(36,956)	—	(8,993)
Contingent sales charges	(101)	(8,366)	(295)	(3,444)
Contract terminations	(71,002)	(968,937)	(179,901)	(188,505)
Death benefit payments	—	(130,648)	—	(25,322)
Flexible withdrawal option payments	(17,035)	(221,780)	(9,403)	(30,513)
Transfers to other contracts	(105,509)	(717,903)	(32,480)	(276,231)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(48,216)	1,197,079	(127,444)	(121,773)
Total increase (decrease)	216,739	3,631,225	34,424	329,764
Net assets as of December 31, 2023	2,346,930	21,860,850	1,208,133	3,440,359

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,181	287,633	(3,651)	1,156
Total realized gains (losses) on investments	188,334	1,291,548	(36,935)	(322,923)
Change in net unrealized appreciation (depreciation)
of investments	148,960	1,800,239	53,658	367,644
Net gains (losses) on investments	355,475	3,379,420	13,072	45,877
Net increase (decrease) in net assets resulting from operations	355,475	3,379,420	13,072	45,877
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	947,830	3,444,072	99,922	362,384
Administration charges	(551)	(54,781)	—	(11,910)
Contingent sales charges	(135)	(13,398)	(203)	(1,390)
Contract terminations	(87,725)	(2,420,734)	(139,585)	(229,981)
Death benefit payments	(2,346)	(31,763)	(3,223)	(8,874)
Flexible withdrawal option payments	(28,544)	(235,502)	(10,983)	(27,430)
Transfers to other contracts	(864,627)	(1,165,177)	(128,743)	(245,948)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(36,098)	(477,283)	(182,815)	(163,149)
Total increase (decrease)	319,377	2,902,137	(169,743)	(117,272)
Net assets as of December 31, 2023	$2,666,307	$24,762,987	$1,038,390	$3,323,087

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares

Net assets as of January 1, 2023	$—	$—	$6,674,655	$5,790,821

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	75,056	(14,311)
Total realized gains (losses) on investments	—	—	793,668	1,231,258
Change in net unrealized appreciation (depreciation)
of investments	—	—	(202,977)	69,807
Net gains (losses) on investments	—	—	665,747	1,286,754
Net increase (decrease) in net assets resulting from operations	—	—	665,747	1,286,754
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	—	—	855,461	591,240
Administration charges	—	—	(9,444)	(12,779)
Contingent sales charges	—	—	(2,524)	(4,576)
Contract terminations	—	—	(254,079)	(523,350)
Death benefit payments	—	—	—	(56,579)
Flexible withdrawal option payments	—	—	(53,378)	(23,531)
Transfers to other contracts	—	—	(46,071)	(137,343)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	—	489,965	(166,918)
Total increase (decrease)	—	—	1,155,712	1,119,836
Net assets as of December 31, 2023	—	—	7,830,367	6,910,657

Increase (decrease) in net assets
Operations:
Net investment income (loss)	29	2,794	93,773	(24,302)
Total realized gains (losses) on investments	(1)	54	66,546	(290,205)
Change in net unrealized appreciation (depreciation)
of investments	(92)	(306)	896,700	1,795,266
Net gains (losses) on investments	(64)	2,542	1,057,019	1,480,759
Net increase (decrease) in net assets resulting from operations	(64)	2,542	1,057,019	1,480,759
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	5,000	539,713	292,710	597,733
Administration charges	—	(85)	(14,491)	(16,770)
Contingent sales charges	—	—	(714)	(4,250)
Contract terminations	1	1	(145,625)	(977,232)
Death benefit payments	—	—	(95,156)	—
Flexible withdrawal option payments	—	—	(60,706)	(30,619)
Transfers to other contracts	—	(275)	(103,543)	(120,062)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	5,001	539,354	(127,525)	(551,200)
Total increase (decrease)	4,937	541,896	929,494	929,559
Net assets as of December 31, 2024	$4,937	$541,896	$8,759,861	$7,840,216

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 4 Shares	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares

Net assets as of January 1, 2023	$497,723	$1,485,476	$5,736,468	$3,172,629

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,878	(247)	28,656	9,993
Total realized gains (losses) on investments	(15,326)	13,057	14,965	30,635
Change in net unrealized appreciation (depreciation)
of investments	32,172	189,887	803,509	378,480
Net gains (losses) on investments	20,724	202,697	847,130	419,108
Net increase (decrease) in net assets resulting from operations	20,724	202,697	847,130	419,108
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	117,667	68,122	1,047,484	712,896
Administration charges	(1,169)	—	(15,028)	(138)
Contingent sales charges	(132)	(362)	(3,246)	(1,383)
Contract terminations	(78,681)	(246,710)	(365,689)	(741,006)
Death benefit payments	—	—	(26,599)	(15,406)
Flexible withdrawal option payments	(6,307)	(15,197)	(42,034)	(14,528)
Transfers to other contracts	(111,342)	(65,380)	(486,886)	(581,723)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(79,964)	(259,527)	108,002	(641,288)
Total increase (decrease)	(59,240)	(56,830)	955,132	(222,180)
Net assets as of December 31, 2023	438,483	1,428,646	6,691,600	2,950,449

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,805	(1,188)	28,424	4,340
Total realized gains (losses) on investments	(12,162)	44,452	74,815	187,238
Change in net unrealized appreciation (depreciation)
of investments	3,083	35,675	268,144	313,973
Net gains (losses) on investments	(7,274)	78,939	371,383	505,551
Net increase (decrease) in net assets resulting from operations	(7,274)	78,939	371,383	505,551
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	129,885	99,993	885,317	682,605
Administration charges	(1,376)	—	(21,194)	(117)
Contingent sales charges	(168)	(358)	(1,459)	(888)
Contract terminations	(42,040)	(236,667)	(465,519)	(585,913)
Death benefit payments	(13,301)	—	(70,335)	—
Flexible withdrawal option payments	(6,388)	(10,780)	(50,483)	(21,242)
Transfers to other contracts	(12,614)	(69,682)	(396,093)	(384,415)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	53,998	(217,494)	(119,766)	(309,970)
Total increase (decrease)	46,724	(138,555)	251,617	195,581
Net assets as of December 31, 2023	$485,207	$1,290,091	$6,943,217	$3,146,030

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	BlackRock Advantage SMID Cap V.I. Fund – Class III	BlackRock Global Allocation V.I. Fund – Class III

Net assets as of January 1, 2023	$11,641,231	$8,274,741	$2,236,726	$3,527,850

Increase (decrease) in net assets
Operations:
Net investment income (loss)	118,708	143,290	24,318	58,229
Total realized gains (losses) on investments	74,041	(193,454)	(393,883)	(56,233)
Change in net unrealized appreciation (depreciation)
of investments	1,743,197	1,520,160	725,901	386,748
Net gains (losses) on investments	1,935,946	1,469,996	356,336	388,744
Net increase (decrease) in net assets resulting from operations	1,935,946	1,469,996	356,336	388,744
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,536,886	7,580,178	392,249	147,086
Administration charges	(22,970)	(10,530)	(5,158)	(5,663)
Contingent sales charges	(4,105)	(3,266)	(1,949)	(973)
Contract terminations	(540,187)	(160,272)	(203,307)	(174,836)
Death benefit payments	(125,791)	(65,069)	—	(64,148)
Flexible withdrawal option payments	(98,596)	(143,633)	(12,916)	(44,521)
Transfers to other contracts	(957,902)	(4,360,199)	(347,519)	(70,455)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	787,335	2,837,209	(178,600)	(213,510)
Total increase (decrease)	2,723,281	4,307,205	177,736	175,234
Net assets as of December 31, 2023	14,364,512	12,581,946	2,414,462	3,703,084

Increase (decrease) in net assets
Operations:
Net investment income (loss)	108,657	215,231	17,604	22,203
Total realized gains (losses) on investments	440,770	864,490	(166,100)	292,015
Change in net unrealized appreciation (depreciation)
of investments	2,019,858	311,296	407,186	(21,757)
Net gains (losses) on investments	2,569,285	1,391,017	258,690	292,461
Net increase (decrease) in net assets resulting from operations	2,569,285	1,391,017	258,690	292,461
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,824,618	4,557,107	268,146	74,505
Administration charges	(32,847)	(20,194)	(7,405)	(7,917)
Contingent sales charges	(9,339)	(2,529)	(648)	(410)
Contract terminations	(1,624,563)	(395,218)	(102,116)	(135,151)
Death benefit payments	(118,474)	(76,646)	(38,323)	(20,126)
Flexible withdrawal option payments	(123,046)	(165,943)	(11,138)	(51,310)
Transfers to other contracts	(415,405)	(2,211,362)	(76,566)	(33,159)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	500,944	1,685,215	31,950	(173,568)
Total increase (decrease)	3,070,229	3,076,232	290,640	118,893
Net assets as of December 31, 2023	$17,434,741	$15,658,178	$2,705,102	$3,821,977

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Blue Chip Account – Class 3	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	Clearbridge Variable Small Cap Growth Portfolio – Class II Shares

Net assets as of January 1, 2023	$7,707,060	$891,381	$5,491,927	$4,287,076

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(92,328)	(3,566)	(95,779)	(33,987)
Total realized gains (losses) on investments	(267,185)	18,187	(181,434)	(124,396)
Change in net unrealized appreciation (depreciation)
of investments	3,826,999	150,699	3,268,913	461,893
Net gains (losses) on investments	3,467,486	165,320	2,991,700	303,510
Net increase (decrease) in net assets resulting from operations	3,467,486	165,320	2,991,700	303,510
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	4,790,519	275,537	1,024,993	424,534
Administration charges	(15,944)	(2,112)	(464)	(11,762)
Contingent sales charges	(12,049)	(178)	(2,700)	(2,386)
Contract terminations	(814,862)	(56,900)	(1,302,149)	(251,493)
Death benefit payments	(28,244)	—	(43,276)	(47,508)
Flexible withdrawal option payments	(113,719)	(14,224)	(56,642)	(41,036)
Transfers to other contracts	(690,605)	(31,530)	(679,766)	(132,780)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	3,115,096	170,593	(1,060,004)	(62,431)
Total increase (decrease)	6,582,582	335,913	1,931,696	241,079
Net assets as of December 31, 2023	14,289,642	1,227,294	7,423,623	4,528,155

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(159,820)	(2,044)	(108,225)	(35,256)
Total realized gains (losses) on investments	261,680	65,534	622,944	47,034
Change in net unrealized appreciation (depreciation)
of investments	3,021,704	67,441	1,094,211	151,052
Net gains (losses) on investments	3,123,564	130,931	1,608,930	162,830
Net increase (decrease) in net assets resulting from operations	3,123,564	130,931	1,608,930	162,830
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	5,395,987	58,228	507,642	584,910
Administration charges	(31,238)	(3,822)	(640)	(15,000)
Contingent sales charges	(4,493)	(1,169)	(2,052)	(1,459)
Contract terminations	(1,172,370)	(276,614)	(1,263,715)	(310,430)
Death benefit payments	(296,900)	(1,089)	(115,949)	(11,491)
Flexible withdrawal option payments	(193,244)	(8,636)	(65,014)	(35,976)
Transfers to other contracts	(908,052)	(108,246)	(608,913)	(198,239)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	2,789,690	(341,348)	(1,548,641)	12,315
Total increase (decrease)	5,913,254	(210,417)	60,289	175,145
Net assets as of December 31, 2023	$20,202,896	$1,016,877	$7,483,912	$4,703,300

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Columbia VP – Limited Duration Credit Fund – Class 2	Columbia VP – Small Cap Value Fund – Class 2	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F

Net assets as of January 1, 2023	$5,011,423	$3,052,099	$80,270,498	$3,302,319

Increase (decrease) in net assets
Operations:
Net investment income (loss)	110,659	(12,645)	1,207,444	95,168
Total realized gains (losses) on investments	(73,731)	167,667	(2,182,429)	22,823
Change in net unrealized appreciation (depreciation)
of investments	257,846	543,828	3,917,678	488,916
Net gains (losses) on investments	294,774	698,850	2,942,693	606,907
Net increase (decrease) in net assets resulting from operations	294,774	698,850	2,942,693	606,907
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,166,835	770,444	6,929,174	1,181,591
Administration charges	(11,327)	(4,710)	(125,885)	(8,504)
Contingent sales charges	(2,704)	(1,530)	(11,922)	(2,879)
Contract terminations	(352,930)	(123,123)	(7,875,375)	(183,342)
Death benefit payments	(7,058)	(15,475)	(1,041,463)	—
Flexible withdrawal option payments	(109,271)	(20,855)	(2,064,865)	(44,634)
Transfers to other contracts	(559,548)	(110,132)	(3,254,039)	(250,253)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	123,997	494,619	(7,444,375)	691,979
Total increase (decrease)	418,771	1,193,469	(4,501,682)	1,298,886
Net assets as of December 31, 2023	5,430,194	4,245,568	75,768,816	4,601,205

Increase (decrease) in net assets
Operations:
Net investment income (loss)	169,470	(10,625)	1,300,947	99,118
Total realized gains (losses) on investments	(83,715)	25,317	(2,367,541)	162,277
Change in net unrealized appreciation (depreciation)
of investments	135,495	323,833	801,230	(154,696)
Net gains (losses) on investments	221,250	338,525	(265,364)	106,699
Net increase (decrease) in net assets resulting from operations	221,250	338,525	(265,364)	106,699
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,317,873	756,438	8,492,489	917,809
Administration charges	(15,254)	(8,631)	(138,932)	(15,698)
Contingent sales charges	(5,642)	(1,134)	(15,526)	(2,858)
Contract terminations	(914,907)	(265,510)	(10,115,654)	(415,289)
Death benefit payments	(92,501)	(33,903)	(1,073,282)	(15,322)
Flexible withdrawal option payments	(112,016)	(25,152)	(1,898,732)	(63,012)
Transfers to other contracts	(584,425)	(226,268)	(2,859,981)	(219,414)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	593,128	195,840	(7,609,618)	186,216
Total increase (decrease)	814,378	534,365	(7,874,982)	292,915
Net assets as of December 31, 2023	$6,244,572	$4,779,933	$67,893,834	$4,894,120

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	CVT Investment Grade Bond Index Portfolio – Class F	CVT Nasdaq 100 Index Portfolio – Class F	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P MidCap 400 Index Portfolio – Class F

Net assets as of January 1, 2023	$4,699,605	$347,526	$5,672,577	$7,597,540

Increase (decrease) in net assets
Operations:
Net investment income (loss)	110,924	(9,079)	7,721	39,340
Total realized gains (losses) on investments	(174,056)	63,995	(60,794)	389,182
Change in net unrealized appreciation (depreciation)
of investments	293,820	486,370	967,363	776,369
Net gains (losses) on investments	230,688	541,286	914,290	1,204,891
Net increase (decrease) in net assets resulting from operations	230,688	541,286	914,290	1,204,891
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,313,807	2,877,366	1,121,926	1,656,037
Administration charges	(10,556)	(1,032)	(12,200)	(16,475)
Contingent sales charges	(3,267)	(4,097)	(4,715)	(5,462)
Contract terminations	(183,136)	(245,477)	(326,347)	(554,242)
Death benefit payments	(5,448)	—	(43,261)	(7,997)
Flexible withdrawal option payments	(44,874)	(11,306)	(65,303)	(85,603)
Transfers to other contracts	(616,573)	(480,609)	(228,406)	(189,212)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	449,953	2,134,845	441,694	797,046
Total increase (decrease)	680,641	2,676,131	1,355,984	2,001,937
Net assets as of December 31, 2023	5,380,246	3,023,657	7,028,561	9,599,477

Increase (decrease) in net assets
Operations:
Net investment income (loss)	125,861	(25,655)	33,028	40,386
Total realized gains (losses) on investments	(128,069)	638,690	370,796	675,490
Change in net unrealized appreciation (depreciation)
of investments	18,833	297,151	294,202	472,171
Net gains (losses) on investments	16,625	910,186	698,026	1,188,047
Net increase (decrease) in net assets resulting from operations	16,625	910,186	698,026	1,188,047
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,029,604	2,879,227	1,243,189	760,691
Administration charges	(13,917)	(6,235)	(18,323)	(25,670)
Contingent sales charges	(1,269)	(1,644)	(3,900)	(4,047)
Contract terminations	(241,260)	(462,540)	(686,351)	(775,899)
Death benefit payments	(5,107)	(40,225)	(4,204)	(41,514)
Flexible withdrawal option payments	(62,729)	(31,433)	(64,567)	(104,255)
Transfers to other contracts	(367,133)	(564,600)	(772,234)	(363,139)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	338,189	1,772,550	(306,390)	(553,833)
Total increase (decrease)	354,814	2,682,736	391,636	634,214
Net assets as of December 31, 2023	$5,735,060	$5,706,393	$7,420,197	$10,233,691

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Diversified Balanced Account – Class 1	Diversified Balanced Account – Class 2	Diversified Balanced Adaptive Allocation Account – Class 2	Diversified Balanced Strategic Allocation Account – Class 2

Net assets as of January 1, 2023	$17,371,950	$715,955,662	$207,130,995	$141,390,998

Increase (decrease) in net assets
Operations:
Net investment income (loss)	141,550	2,166,022	(166,822)	218,799
Total realized gains (losses) on investments	740,276	49,395,740	2,104,225	7,606,779
Change in net unrealized appreciation (depreciation)
of investments	1,210,677	29,881,367	22,574,135	7,038,705
Net gains (losses) on investments	2,092,503	81,443,129	24,511,538	14,864,283
Net increase (decrease) in net assets resulting from operations	2,092,503	81,443,129	24,511,538	14,864,283
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	928,643	26,173,006	27,241,302	10,820,828
Administration charges	(4,389)	(8,683,048)	(3,484,579)	(1,750,790)
Contingent sales charges	(1,472)	(137,997)	(120,850)	(40,877)
Contract terminations	(2,310,131)	(62,508,438)	(4,842,195)	(16,585,835)
Death benefit payments	(97,952)	(4,737,854)	(1,437,359)	(1,413,291)
Flexible withdrawal option payments	(282,340)	(24,516,511)	(3,356,967)	(4,507,050)
Transfers to other contracts	(237,766)	(21,712,845)	(4,254,192)	(8,702,829)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,005,407)	(96,123,687)	9,745,160	(22,179,844)
Total increase (decrease)	87,096	(14,680,558)	34,256,698	(7,315,561)
Net assets as of December 31, 2023	17,459,046	701,275,104	241,387,693	134,075,437

Increase (decrease) in net assets
Operations:
Net investment income (loss)	155,752	2,481,263	470,024	466,254
Total realized gains (losses) on investments	311,565	27,415,009	7,185,945	5,950,742
Change in net unrealized appreciation (depreciation)
of investments	947,145	23,069,770	9,005,349	2,772,461
Net gains (losses) on investments	1,414,462	52,966,042	16,661,318	9,189,457
Net increase (decrease) in net assets resulting from operations	1,414,462	52,966,042	16,661,318	9,189,457
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	396,428	27,749,214	12,967,005	8,150,306
Administration charges	(4,616)	(9,386,361)	(4,619,179)	(1,875,503)
Contingent sales charges	(1,485)	(224,531)	(193,400)	(55,728)
Contract terminations	(2,006,224)	(129,047,919)	(16,829,175)	(25,839,254)
Death benefit payments	(412,354)	(6,804,181)	(802,963)	(693,137)
Flexible withdrawal option payments	(308,991)	(23,708,193)	(4,160,327)	(4,384,175)
Transfers to other contracts	(42,514)	(27,175,423)	(9,417,684)	(6,078,258)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,379,756)	(168,597,394)	(23,055,723)	(30,775,749)
Total increase (decrease)	(965,294)	(115,631,352)	(6,394,405)	(21,586,292)
Net assets as of December 31, 2023	$16,493,752	$585,643,752	$234,993,288	$112,489,145

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Diversified Growth Account – Class 2	Diversified Growth Adaptive Allocation Account – Class 2	Diversified Growth Strategic Allocation Account – Class 2	Diversified Income Account – Class 2

Net assets as of January 1, 2023	$3,045,204,756	$1,197,193,966	$292,923,999	$254,402,610

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,281,708	(2,146,516)	19,047	849,032
Total realized gains (losses) on investments	278,836,495	24,647,795	21,647,246	7,447,484
Change in net unrealized appreciation (depreciation)
of investments	141,542,226	147,523,322	16,594,187	14,489,138
Net gains (losses) on investments	426,660,429	170,024,601	38,260,480	22,785,654
Net increase (decrease) in net assets resulting from operations	426,660,429	170,024,601	38,260,480	22,785,654
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	90,811,276	151,670,052	21,047,701	23,198,074
Administration charges	(38,210,608)	(19,969,191)	(3,656,376)	(3,495,092)
Contingent sales charges	(630,455)	(703,267)	(95,822)	(101,275)
Contract terminations	(281,168,418)	(28,178,262)	(32,336,233)	(24,358,295)
Death benefit payments	(17,064,487)	(2,266,013)	(1,600,033)	(1,110,673)
Flexible withdrawal option payments	(88,983,481)	(15,523,865)	(7,472,492)	(7,445,955)
Transfers to other contracts	(58,792,879)	(12,041,735)	(13,582,203)	(16,948,493)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(394,039,052)	72,987,719	(37,695,458)	(30,261,709)
Total increase (decrease)	32,621,377	243,012,320	565,022	(7,476,055)
Net assets as of December 31, 2023	3,077,826,133	1,440,206,286	293,489,021	246,926,555

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,579,165	342,185	668,480	1,170,348
Total realized gains (losses) on investments	280,823,507	45,822,479	26,843,113	798,509
Change in net unrealized appreciation (depreciation)
of investments	10,625,650	89,233,570	(1,535,268)	11,153,098
Net gains (losses) on investments	300,028,322	135,398,234	25,976,325	13,121,955
Net increase (decrease) in net assets resulting from operations	300,028,322	135,398,234	25,976,325	13,121,955
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	148,142,313	156,981,754	37,936,255	44,048,453
Administration charges	(40,155,913)	(27,745,789)	(3,893,759)	(3,995,807)
Contingent sales charges	(1,515,515)	(1,253,083)	(143,788)	(170,751)
Contract terminations	(876,047,087)	(109,040,327)	(77,836,099)	(60,691,482)
Death benefit payments	(24,603,606)	(4,338,233)	(2,653,699)	(1,140,393)
Flexible withdrawal option payments	(85,314,135)	(19,748,504)	(7,626,565)	(7,014,470)
Transfers to other contracts	(115,124,055)	(21,261,676)	(21,841,893)	(16,774,059)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(994,617,998)	(26,405,858)	(76,059,548)	(45,738,509)
Total increase (decrease)	(694,589,676)	108,992,376	(50,083,223)	(32,616,554)
Net assets as of December 31, 2023	$2,383,236,457	$1,549,198,662	$243,405,798	$214,310,001

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB

Net assets as of January 1, 2023	$75,371,066	$221,351	$1,512,213	$875,779

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(27,860)	13,179	(4,194)	17,273
Total realized gains (losses) on investments	2,347,510	518	68,661	(51,382)
Change in net unrealized appreciation (depreciation)
of investments	8,864,403	(3,027)	110,184	150,453
Net gains (losses) on investments	11,184,053	10,670	174,651	116,344
Net increase (decrease) in net assets resulting from operations	11,184,053	10,670	174,651	116,344
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,874,673	24,742	171,885	153,486
Administration charges	(44,706)	(205)	(1,944)	(1,545)
Contingent sales charges	(11,221)	(11)	(2,016)	(96)
Contract terminations	(8,046,924)	(30,747)	(304,934)	(4,214)
Death benefit payments	(582,039)	—	—	(12,104)
Flexible withdrawal option payments	(929,287)	(1,417)	(20,448)	(13,754)
Transfers to other contracts	(3,527,232)	(424)	(87,295)	(48,571)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(11,266,736)	(8,062)	(244,752)	73,202
Total increase (decrease)	(82,683)	2,608	(70,101)	189,546
Net assets as of December 31, 2023	75,288,383	223,959	1,442,112	1,065,325

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,251,556	5,642	(3,783)	9,411
Total realized gains (losses) on investments	3,446,749	(1,405)	40,738	(157,206)
Change in net unrealized appreciation (depreciation)
of investments	(1,860,589)	5,844	18,024	232,608
Net gains (losses) on investments	2,837,716	10,081	54,979	84,813
Net increase (decrease) in net assets resulting from operations	2,837,716	10,081	54,979	84,813
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,180,298	5,679	121,892	76,029
Administration charges	(48,748)	(242)	(2,280)	(2,011)
Contingent sales charges	(13,743)	(40)	(766)	(747)
Contract terminations	(10,852,671)	(5,825)	(224,482)	(128,419)
Death benefit payments	(504,030)	—	(36,705)	(43,115)
Flexible withdrawal option payments	(956,089)	(840)	(17,053)	(13,632)
Transfers to other contracts	(1,994,261)	(6,166)	(174,052)	(32,515)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(11,189,244)	(7,434)	(333,446)	(144,410)
Total increase (decrease)	(8,351,528)	2,647	(278,467)	(59,597)
Net assets as of December 31, 2023	$66,936,855	$226,606	$1,163,645	$1,005,728

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB

Net assets as of January 1, 2023	$443,573	$514,598	$554,771	$684,677

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,085)	(3,524)	3,156	(2,129)
Total realized gains (losses) on investments	38,887	(33,913)	14,320	23,438
Change in net unrealized appreciation (depreciation)
of investments	58,607	67,956	67,399	176,715
Net gains (losses) on investments	96,409	30,519	84,875	198,024
Net increase (decrease) in net assets resulting from operations	96,409	30,519	84,875	198,024
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	286,764	61,664	76,035	695,566
Administration charges	(694)	(592)	(1,007)	(994)
Contingent sales charges	(36)	(37)	(279)	(39)
Contract terminations	(11,121)	(6,256)	(38,320)	(20,439)
Death benefit payments	—	—	—	—
Flexible withdrawal option payments	(239)	(3,817)	(1,941)	(17,974)
Transfers to other contracts	(154,881)	(52,643)	(47,850)	(351,405)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	119,793	(1,681)	(13,362)	304,715
Total increase (decrease)	216,202	28,838	71,513	502,739
Net assets as of December 31, 2023	659,775	543,436	626,284	1,187,416

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,027)	(4,013)	1,048	(6,643)
Total realized gains (losses) on investments	71,160	(206,907)	57,452	120,975
Change in net unrealized appreciation (depreciation)
of investments	7,173	275,242	38,410	149,932
Net gains (losses) on investments	77,306	64,322	96,910	264,264
Net increase (decrease) in net assets resulting from operations	77,306	64,322	96,910	264,264
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	206,085	126,282	45,148	581,808
Administration charges	(1,262)	(626)	(1,518)	(1,270)
Contingent sales charges	(121)	(415)	(73)	(202)
Contract terminations	(71,522)	(259,607)	(41,545)	(147,525)
Death benefit payments	(12,047)	—	(6,923)	—
Flexible withdrawal option payments	(188)	(4,455)	(2,408)	(20,908)
Transfers to other contracts	(4,565)	(15,842)	(11,133)	(86,967)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	116,380	(154,663)	(18,452)	324,936
Total increase (decrease)	193,686	(90,341)	78,458	589,200
Net assets as of December 31, 2023	$853,461	$453,095	$704,742	$1,776,616

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Equity Income Account – Class 1	Equity Income Account – Class 2	Fidelity VIP Contrafund® Portfolio – Service Class	Fidelity VIP Contrafund® Portfolio – Service Class 2

Net assets as of January 1, 2023	$170,634,956	$13,814,704	$29,039,833	$48,745,400

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,210,447	172,621	(282,993)	(493,102)
Total realized gains (losses) on investments	10,751,946	718,900	2,397,518	5,172,223
Change in net unrealized appreciation (depreciation)
of investments	2,683,641	547,184	6,289,131	9,803,599
Net gains (losses) on investments	14,646,034	1,438,705	8,403,656	14,482,720
Net increase (decrease) in net assets resulting from operations	14,646,034	1,438,705	8,403,656	14,482,720
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	5,607,710	2,531,265	370,973	6,757,943
Administration charges	(281,713)	(28,018)	(4,197)	(83,596)
Contingent sales charges	(24,904)	(4,266)	(3,383)	(27,600)
Contract terminations	(17,532,741)	(587,554)	(4,051,218)	(6,874,023)
Death benefit payments	(1,863,967)	(60,875)	(207,395)	(412,483)
Flexible withdrawal option payments	(3,696,452)	(87,684)	(339,163)	(680,757)
Transfers to other contracts	(7,213,923)	(987,975)	(1,344,532)	(4,693,902)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(25,005,990)	774,893	(5,578,915)	(6,014,418)
Total increase (decrease)	(10,359,956)	2,213,598	2,824,741	8,468,302
Net assets as of December 31, 2023	160,275,000	16,028,302	31,864,574	57,213,702

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,157,266	204,235	(428,786)	(709,997)
Total realized gains (losses) on investments	7,598,050	397,085	7,662,987	13,193,542
Change in net unrealized appreciation (depreciation)
of investments	12,543,356	1,726,433	2,321,058	4,907,849
Net gains (losses) on investments	21,298,672	2,327,753	9,555,259	17,391,394
Net increase (decrease) in net assets resulting from operations	21,298,672	2,327,753	9,555,259	17,391,394
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	4,350,160	2,143,245	751,687	7,035,564
Administration charges	(297,985)	(41,851)	(5,003)	(114,496)
Contingent sales charges	(27,607)	(4,887)	(4,617)	(20,159)
Contract terminations	(21,304,293)	(909,720)	(4,464,243)	(9,815,226)
Death benefit payments	(2,662,123)	(386,800)	(566,249)	(897,236)
Flexible withdrawal option payments	(3,661,050)	(112,970)	(356,332)	(702,858)
Transfers to other contracts	(7,068,888)	(449,618)	(1,517,940)	(5,042,046)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(30,671,786)	237,399	(6,162,697)	(9,556,457)
Total increase (decrease)	(9,373,114)	2,565,152	3,392,562	7,834,937
Net assets as of December 31, 2023	$150,901,886	$18,593,454	$35,257,136	$65,048,639

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Energy Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Freedom 2020 Portfolio – Service Class 2	Fidelity VIP Freedom 2030 Portfolio – Service Class 2

Net assets as of January 1, 2023	$1,654,425	$23,853,156	$1,956,919	$2,732,092

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21,362	78,843	67,750	48,740
Total realized gains (losses) on investments	58,543	925,278	(41,677)	(59,079)
Change in net unrealized appreciation (depreciation)
of investments	(136,918)	896,737	312,054	399,172
Net gains (losses) on investments	(57,013)	1,900,858	338,127	388,833
Net increase (decrease) in net assets resulting from operations	(57,013)	1,900,858	338,127	388,833
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,789,400	651,495	1,831,921	925,058
Administration charges	(2,033)	(3,490)	(10,240)	(8,381)
Contingent sales charges	(332)	(3,668)	(182)	(2,974)
Contract terminations	(87,823)	(2,611,688)	(8,026)	(199,539)
Death benefit payments	—	(288,397)	—	—
Flexible withdrawal option payments	(9,997)	(242,192)	(48,972)	(38,910)
Transfers to other contracts	(1,486,766)	(654,566)	(180,509)	(323,729)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	202,449	(3,152,506)	1,583,992	351,525
Total increase (decrease)	145,436	(1,251,648)	1,922,119	740,358
Net assets as of December 31, 2023	1,799,861	22,601,508	3,879,038	3,472,450

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,373	41,225	76,620	56,139
Total realized gains (losses) on investments	24,164	2,329,548	23,964	(2,408)
Change in net unrealized appreciation (depreciation)
of investments	(24,624)	545,948	154,378	241,265
Net gains (losses) on investments	22,913	2,916,721	254,962	294,996
Net increase (decrease) in net assets resulting from operations	22,913	2,916,721	254,962	294,996
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	863,046	642,835	428,888	889,079
Administration charges	(4,194)	(4,211)	(16,045)	(11,199)
Contingent sales charges	(527)	(3,786)	(2,268)	(1,278)
Contract terminations	(206,053)	(2,920,041)	(326,311)	(183,874)
Death benefit payments	(5,747)	(336,042)	—	—
Flexible withdrawal option payments	(10,019)	(241,148)	(65,517)	(46,398)
Transfers to other contracts	(401,240)	(849,355)	(46,062)	(18,317)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	235,266	(3,711,748)	(27,315)	628,013
Total increase (decrease)	258,179	(795,027)	227,647	923,009
Net assets as of December 31, 2023	$2,058,040	$21,806,481	$4,106,685	$4,395,459

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Freedom 2040 Portfolio – Service Class 2	Fidelity VIP Freedom 2050 Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Initial Class	Fidelity VIP Government Money Market Portfolio – Service Class 2

Net assets as of January 1, 2023	$2,238,997	$940,129	$41,297,258	$36,669,727

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20,660	7,514	1,313,140	1,473,106
Total realized gains (losses) on investments	31,691	(19,714)	—	—
Change in net unrealized appreciation (depreciation)
of investments	405,016	238,944	—	—
Net gains (losses) on investments	457,367	226,744	1,313,140	1,473,106
Net increase (decrease) in net assets resulting from operations	457,367	226,744	1,313,140	1,473,106
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	779,210	558,953	15,853,955	84,552,541
Administration charges	(7,253)	(3,262)	(19,436)	(243,279)
Contingent sales charges	(877)	(803)	(16,754)	(120,358)
Contract terminations	(38,670)	(35,393)	(9,549,831)	(6,038,845)
Death benefit payments	—	—	(794,332)	(59,946)
Flexible withdrawal option payments	(10,062)	(5,667)	(650,198)	(407,516)
Transfers to other contracts	(20,509)	(121,619)	(11,368,043)	(71,986,024)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	701,839	392,209	(6,544,639)	5,696,573
Total increase (decrease)	1,159,206	618,953	(5,231,499)	7,169,679
Net assets as of December 31, 2023	3,398,203	1,559,082	36,065,759	43,839,406

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,442	4,024	1,326,452	1,811,583
Total realized gains (losses) on investments	206,609	30,026	—	—
Change in net unrealized appreciation (depreciation)
of investments	180,146	174,468	—	—
Net gains (losses) on investments	399,197	208,518	1,326,452	1,811,583
Net increase (decrease) in net assets resulting from operations	399,197	208,518	1,326,452	1,811,583
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	126,710	126,316	17,107,048	76,939,676
Administration charges	(11,002)	(5,388)	(20,848)	(401,083)
Contingent sales charges	(774)	(37)	(15,282)	(180,074)
Contract terminations	(114,662)	(5,316)	(13,478,787)	(19,316,923)
Death benefit payments	—	(289,736)	(230,919)	(200,120)
Flexible withdrawal option payments	(13,930)	(1,388)	(642,006)	(572,574)
Transfers to other contracts	(564,381)	(16,951)	(6,033,667)	(53,096,509)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(578,039)	(192,500)	(3,314,461)	3,172,393
Total increase (decrease)	(178,842)	16,018	(1,988,009)	4,983,976
Net assets as of December 31, 2023	$3,219,361	$1,575,100	$34,077,750	$48,823,382

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Growth Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Health Care Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class

Net assets as of January 1, 2023	$13,140,254	$10,667,470	$337,743	$116,768

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(183,845)	(158,421)	(5,055)	(683)
Total realized gains (losses) on investments	1,301,604	1,116,113	(2,216)	(22,312)
Change in net unrealized appreciation (depreciation)
of investments	3,183,650	2,319,045	30,450	33,645
Net gains (losses) on investments	4,301,409	3,276,737	23,179	10,650
Net increase (decrease) in net assets resulting from operations	4,301,409	3,276,737	23,179	10,650
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	347,543	595,836	646,601	113,653
Administration charges	(3,331)	(1,341)	(1,112)	—
Contingent sales charges	(849)	(4,909)	(506)	—
Contract terminations	(1,016,592)	(2,367,228)	(25,915)	—
Death benefit payments	(214,708)	(38,834)	—	—
Flexible withdrawal option payments	(124,217)	(85,649)	(4,458)	—
Transfers to other contracts	(421,763)	(383,292)	(66,239)	(108,049)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,433,917)	(2,285,417)	548,371	5,604
Total increase (decrease)	2,867,492	991,320	571,550	16,254
Net assets as of December 31, 2023	16,007,746	11,658,790	909,293	133,022

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(232,680)	(178,071)	(10,848)	(719)
Total realized gains (losses) on investments	4,843,313	3,868,617	23,514	21,056
Change in net unrealized appreciation (depreciation)
of investments	(240,614)	(591,202)	11,624	1,110
Net gains (losses) on investments	4,370,019	3,099,344	24,290	21,447
Net increase (decrease) in net assets resulting from operations	4,370,019	3,099,344	24,290	21,447
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	385,279	669,382	674,859	53,852
Administration charges	(4,080)	(1,599)	(3,056)	—
Contingent sales charges	(1,434)	(3,546)	(99)	—
Contract terminations	(1,386,678)	(2,183,886)	(14,702)	(1)
Death benefit payments	(341,096)	(45,277)	(12,159)	—
Flexible withdrawal option payments	(175,176)	(109,894)	(11,286)	—
Transfers to other contracts	(592,715)	(714,589)	(170,204)	(53,702)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,115,900)	(2,389,409)	463,353	149
Total increase (decrease)	2,254,119	709,935	487,643	21,596
Net assets as of December 31, 2023	$18,261,865	$12,368,725	$1,396,936	$154,618

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity VIP Overseas Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4

Net assets as of January 1, 2023	$23,491,721	$18,603,460	$1,642,771	$4,658,809

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(191,350)	(95,642)	28,309	235,764
Total realized gains (losses) on investments	831,419	911,148	(117,339)	303,342
Change in net unrealized appreciation (depreciation)
of investments	2,301,847	2,341,941	241,429	(99,956)
Net gains (losses) on investments	2,941,916	3,157,447	152,399	439,150
Net increase (decrease) in net assets resulting from operations	2,941,916	3,157,447	152,399	439,150
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,811,077	2,170,342	98,906	1,709,200
Administration charges	(22,997)	(50,403)	(1,979)	(6,929)
Contingent sales charges	(11,782)	(8,812)	(2,309)	(1,526)
Contract terminations	(2,969,755)	(2,480,851)	(247,068)	(104,358)
Death benefit payments	(60,281)	(158,589)	(10,676)	(29,890)
Flexible withdrawal option payments	(228,034)	(425,319)	(18,340)	(64,329)
Transfers to other contracts	(908,194)	(2,123,631)	(27,338)	(138,386)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,389,966)	(3,077,263)	(208,804)	1,363,782
Total increase (decrease)	551,950	80,184	(56,405)	1,802,932
Net assets as of December 31, 2023	24,043,671	18,683,644	1,586,366	6,461,741

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(207,748)	16,338	11,677	276,261
Total realized gains (losses) on investments	3,818,985	2,044,235	(82,006)	34,875
Change in net unrealized appreciation (depreciation)
of investments	5,363	(1,348,984)	47,247	84,130
Net gains (losses) on investments	3,616,600	711,589	(23,082)	395,266
Net increase (decrease) in net assets resulting from operations	3,616,600	711,589	(23,082)	395,266
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,097,667	2,145,656	92,310	986,146
Administration charges	(31,507)	(56,264)	(2,527)	(11,126)
Contingent sales charges	(9,325)	(4,182)	(155)	(874)
Contract terminations	(3,565,438)	(2,325,754)	(85,129)	(128,740)
Death benefit payments	(456,709)	(309,532)	(98,546)	(569,134)
Flexible withdrawal option payments	(234,315)	(412,868)	(17,531)	(80,834)
Transfers to other contracts	(1,649,320)	(894,532)	(84,820)	(131,194)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,848,947)	(1,857,476)	(196,398)	64,244
Total increase (decrease)	(232,347)	(1,145,887)	(219,480)	459,510
Net assets as of December 31, 2023	$23,811,324	$17,537,757	$1,366,886	$6,921,251

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4

Net assets as of January 1, 2023	$7,288,323	$2,867,859	$2,330,454	$2,352,704

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,651	(23,421)	53,120	(21,876)
Total realized gains (losses) on investments	960,412	88,218	(36,937)	(170,662)
Change in net unrealized appreciation (depreciation)
of investments	(111,000)	211,609	76,244	257,185
Net gains (losses) on investments	853,063	276,406	92,427	64,647
Net increase (decrease) in net assets resulting from operations	853,063	276,406	92,427	64,647
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,982,819	203,914	1,090,320	566,041
Administration charges	(14,315)	(60)	(5,063)	(4,613)
Contingent sales charges	(13,266)	(1,129)	(502)	(2,121)
Contract terminations	(814,912)	(561,354)	(40,036)	(357,946)
Death benefit payments	(86,348)	(14,450)	(13,100)	(25,343)
Flexible withdrawal option payments	(31,994)	(17,118)	(4,536)	(26,544)
Transfers to other contracts	(643,671)	(165,544)	(645,910)	(165,957)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	378,313	(555,741)	381,173	(16,483)
Total increase (decrease)	1,231,376	(279,335)	473,600	48,164
Net assets as of December 31, 2023	8,519,699	2,588,524	2,804,054	2,400,868

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,208	(12,583)	119,402	(19,855)
Total realized gains (losses) on investments	407,502	164,224	4,765	(105,023)
Change in net unrealized appreciation (depreciation)
of investments	432,470	84,675	(47,520)	(151,463)
Net gains (losses) on investments	850,180	236,316	76,647	(276,341)
Net increase (decrease) in net assets resulting from operations	850,180	236,316	76,647	(276,341)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,430,278	367,098	2,354,077	406,164
Administration charges	(21,754)	—	(9,692)	(5,939)
Contingent sales charges	(3,691)	(679)	(77)	(372)
Contract terminations	(622,690)	(418,633)	(11,092)	(203,149)
Death benefit payments	(93,509)	(14,144)	—	(49,506)
Flexible withdrawal option payments	(45,691)	(17,095)	(9,789)	(26,588)
Transfers to other contracts	(237,439)	(146,379)	(1,954,523)	(294,164)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	405,504	(229,832)	368,904	(173,554)
Total increase (decrease)	1,255,684	6,484	445,551	(449,895)
Net assets as of December 31, 2023	$9,775,383	$2,595,008	$3,249,605	$1,950,973

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	Goldman Sachs VIT – Mid Cap Value Fund – Service Shares

Net assets as of January 1, 2023	$509,666	$28,639,108	$9,776,525	$2,801,728

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,517	316,620	(41,022)	(3,949)
Total realized gains (losses) on investments	(8,920)	(719,933)	238,856	37,711
Change in net unrealized appreciation (depreciation)
of investments	95,040	3,329,510	642,093	239,156
Net gains (losses) on investments	99,637	2,926,197	839,927	272,918
Net increase (decrease) in net assets resulting from operations	99,637	2,926,197	839,927	272,918
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	428	1,041,990	367,814	374,006
Administration charges	—	(8,082)	(525)	(6,001)
Contingent sales charges	(39)	(6,834)	(3,192)	(2,901)
Contract terminations	(16,396)	(3,714,299)	(1,558,193)	(207,165)
Death benefit payments	—	(157,045)	(41,727)	—
Flexible withdrawal option payments	(5,433)	(235,342)	(58,486)	(14,728)
Transfers to other contracts	(6,424)	(1,350,883)	(357,554)	(140,456)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(27,864)	(4,430,495)	(1,651,863)	2,755
Total increase (decrease)	71,773	(1,504,298)	(811,936)	275,673
Net assets as of December 31, 2023	581,439	27,134,810	8,964,589	3,077,401

Increase (decrease) in net assets
Operations:
Net investment income (loss)	536	159,954	(38,458)	(3,355)
Total realized gains (losses) on investments	5,281	11,892	538,211	179,630
Change in net unrealized appreciation (depreciation)
of investments	20,659	1,236,793	386,196	103,253
Net gains (losses) on investments	26,476	1,408,639	885,949	279,528
Net increase (decrease) in net assets resulting from operations	26,476	1,408,639	885,949	279,528
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	11,767	1,318,393	408,283	351,008
Administration charges	—	(9,351)	(638)	(6,953)
Contingent sales charges	(71)	(6,347)	(2,377)	(604)
Contract terminations	(28,290)	(4,177,561)	(1,466,173)	(238,162)
Death benefit payments	(2,402)	(199,341)	(45,052)	(234,329)
Flexible withdrawal option payments	(6,310)	(227,606)	(61,518)	(19,878)
Transfers to other contracts	(795)	(1,098,664)	(358,897)	(424,305)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(26,101)	(4,400,477)	(1,526,372)	(573,223)
Total increase (decrease)	375	(2,991,838)	(640,423)	(293,695)
Net assets as of December 31, 2023	$581,814	$24,142,972	$8,324,166	$2,783,706

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	Government & High Quality Bond Account – Class 1

Net assets as of January 1, 2023	$634,636	$4,091,490	$949,915	$54,321,092

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34,303	(17,747)	185	503,880
Total realized gains (losses) on investments	(1,700)	(220,581)	(21,450)	(2,589,151)
Change in net unrealized appreciation (depreciation)
of investments	7,982	869,533	203,018	3,617,426
Net gains (losses) on investments	40,585	631,205	181,753	1,532,155
Net increase (decrease) in net assets resulting from operations	40,585	631,205	181,753	1,532,155
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	16,563	131,913	226,477	4,012,964
Administration charges	(1,408)	—	(2,202)	(70,950)
Contingent sales charges	(707)	(1,270)	(373)	(9,303)
Contract terminations	(40,362)	(615,372)	(58,356)	(7,154,211)
Death benefit payments	—	(19,656)	—	(791,640)
Flexible withdrawal option payments	(3,180)	(44,545)	(2,259)	(1,455,629)
Transfers to other contracts	(32,575)	(283,201)	(60,793)	(2,605,298)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(61,669)	(832,131)	102,494	(8,074,067)
Total increase (decrease)	(21,084)	(200,926)	284,247	(6,541,912)
Net assets as of December 31, 2023	613,552	3,890,564	1,234,162	47,779,180

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,674	(18,880)	(1,338)	777,247
Total realized gains (losses) on investments	(259)	365,905	108,644	(1,596,753)
Change in net unrealized appreciation (depreciation)
of investments	2,552	268,868	107,512	519,142
Net gains (losses) on investments	15,967	615,893	214,818	(300,364)
Net increase (decrease) in net assets resulting from operations	15,967	615,893	214,818	(300,364)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	68,315	178,454	157,427	4,670,967
Administration charges	(1,711)	—	(2,848)	(80,739)
Contingent sales charges	(3)	(994)	(948)	(8,451)
Contract terminations	(500)	(627,680)	(143,566)	(6,624,992)
Death benefit payments	—	(5,539)	(20,099)	(710,538)
Flexible withdrawal option payments	(3,192)	(51,220)	(4,501)	(1,293,313)
Transfers to other contracts	(9,385)	(280,425)	(186,877)	(1,643,557)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	53,524	(787,404)	(201,412)	(5,690,623)
Total increase (decrease)	69,491	(171,511)	13,406	(5,990,987)
Net assets as of December 31, 2023	$683,043	$3,719,053	$1,247,568	$41,788,193

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Guggenheim Investments VIF Global Managed Futures Strategy Fund	Guggenheim Investments VIF Multi-Hedge Strategies Fund	Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	Invesco V.I. American Franchise Fund – Series I Shares

Net assets as of January 1, 2023	$1,546,878	$834,444	$5,108,259	$3,357,952

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9,882	14,678	128,524	(50,663)
Total realized gains (losses) on investments	(18,518)	(1,267)	(33,671)	51,316
Change in net unrealized appreciation (depreciation)
of investments	22,327	11,709	403,918	1,270,181
Net gains (losses) on investments	13,691	25,120	498,771	1,270,834
Net increase (decrease) in net assets resulting from operations	13,691	25,120	498,771	1,270,834
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	55,521	30,796	2,035,189	296,734
Administration charges	(549)	(1,236)	(4,167)	(664)
Contingent sales charges	(396)	(817)	(2,297)	(258)
Contract terminations	(98,179)	(194,084)	(546,047)	(308,872)
Death benefit payments	—	—	(987)	(10,701)
Flexible withdrawal option payments	(9,743)	(940)	(100,001)	(39,544)
Transfers to other contracts	(1,251,414)	(93,446)	(1,238,497)	(105,223)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,304,760)	(259,727)	143,193	(168,528)
Total increase (decrease)	(1,291,069)	(234,607)	641,964	1,102,306
Net assets as of December 31, 2023	255,809	599,837	5,750,223	4,460,258

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,139	18,221	380,862	(64,435)
Total realized gains (losses) on investments	910	7,084	50,976	135,305
Change in net unrealized appreciation (depreciation)
of investments	(6,442)	(47,075)	(127,715)	1,325,789
Net gains (losses) on investments	(1,393)	(21,770)	304,123	1,396,659
Net increase (decrease) in net assets resulting from operations	(1,393)	(21,770)	304,123	1,396,659
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	69,167	61,270	1,151,672	191,503
Administration charges	(412)	(858)	(6,668)	(870)
Contingent sales charges	(75)	(100)	(1,880)	(241)
Contract terminations	(23,844)	(62,635)	(688,867)	(232,605)
Death benefit payments	—	(19,776)	(6,734)	(110,493)
Flexible withdrawal option payments	(846)	(632)	(79,433)	(47,688)
Transfers to other contracts	(43,832)	(74,472)	(1,110,357)	(379,804)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	158	(97,203)	(742,267)	(580,198)
Total increase (decrease)	(1,235)	(118,973)	(438,144)	816,461
Net assets as of December 31, 2023	$254,574	$480,864	$5,312,079	$5,276,719

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

Net assets as of January 1, 2023	$3,084,267	$1,009,978	$10,837,013	$739,410

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(22,884)	(8,958)	(65,484)	(9,216)
Total realized gains (losses) on investments	391,362	(64,426)	(64,639)	(50,974)
Change in net unrealized appreciation (depreciation)
of investments	(5,884)	130,904	2,361,748	133,123
Net gains (losses) on investments	362,594	57,520	2,231,625	72,933
Net increase (decrease) in net assets resulting from operations	362,594	57,520	2,231,625	72,933
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	150,499	638,331	156,558	15,194
Administration charges	(7,682)	(1,644)	(1,229)	(116)
Contingent sales charges	(752)	(356)	(916)	(51)
Contract terminations	(362,389)	(50,721)	(1,097,121)	(60,721)
Death benefit payments	(16,596)	(24,917)	(67,185)	—
Flexible withdrawal option payments	(49,924)	(6,450)	(144,816)	(8,479)
Transfers to other contracts	(317,619)	(524,761)	(193,852)	(139,029)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(604,463)	29,482	(1,348,561)	(193,202)
Total increase (decrease)	(241,869)	87,002	883,064	(120,269)
Net assets as of December 31, 2023	2,842,398	1,096,980	11,720,077	619,141

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14,081)	57,068	(77,695)	(9,216)
Total realized gains (losses) on investments	(97,420)	(28,365)	900,018	271
Change in net unrealized appreciation (depreciation)
of investments	841,937	814	1,800,130	147,617
Net gains (losses) on investments	730,436	29,517	2,622,453	138,672
Net increase (decrease) in net assets resulting from operations	730,436	29,517	2,622,453	138,672
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	315,665	332,683	70,929	100,991
Administration charges	(8,439)	(2,402)	(1,428)	(134)
Contingent sales charges	(950)	(216)	(1,270)	(79)
Contract terminations	(585,310)	(89,957)	(1,227,669)	(76,813)
Death benefit payments	(5,259)	—	(163,425)	—
Flexible withdrawal option payments	(46,783)	(6,830)	(157,786)	(8,010)
Transfers to other contracts	(365,162)	(274,988)	(405,052)	(51,539)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(696,238)	(41,710)	(1,885,701)	(35,584)
Total increase (decrease)	34,198	(12,193)	736,752	103,088
Net assets as of December 31, 2023	$2,876,596	$1,084,787	$12,456,829	$722,229

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series II Shares	Invesco V.I. Health Care Fund – Series I Shares	Invesco V.I. Health Care Fund – Series II Shares

Net assets as of January 1, 2023	$4,695,678	$2,789,977	$5,706,774	$6,626,492

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(55,624)	(24,988)	(68,721)	(51,564)
Total realized gains (losses) on investments	(59,491)	(138,848)	(57,117)	(132,443)
Change in net unrealized appreciation (depreciation)
of investments	819,529	642,429	205,588	290,441
Net gains (losses) on investments	704,414	478,593	79,750	106,434
Net increase (decrease) in net assets resulting from operations	704,414	478,593	79,750	106,434
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	195,775	683,108	230,380	313,011
Administration charges	(10,317)	(6,513)	(554)	(16,125)
Contingent sales charges	(1,478)	(3,536)	(638)	(3,683)
Contract terminations	(712,544)	(355,941)	(663,624)	(409,527)
Death benefit payments	(5,247)	(8,222)	(10,622)	(53,504)
Flexible withdrawal option payments	(78,587)	(21,813)	(64,056)	(56,119)
Transfers to other contracts	(316,836)	(199,639)	(220,492)	(393,909)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(929,234)	87,444	(729,606)	(619,856)
Total increase (decrease)	(224,820)	566,037	(649,856)	(513,422)
Net assets as of December 31, 2023	4,470,858	3,356,014	5,056,918	6,113,070

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,457	26,314	(66,679)	(51,271)
Total realized gains (losses) on investments	47,597	(10,786)	55,592	(106,017)
Change in net unrealized appreciation (depreciation)
of investments	(79,690)	(35,400)	229,986	397,241
Net gains (losses) on investments	(19,636)	(19,872)	218,899	239,953
Net increase (decrease) in net assets resulting from operations	(19,636)	(19,872)	218,899	239,953
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	295,265	650,604	224,022	536,936
Administration charges	(11,382)	(9,366)	(581)	(20,895)
Contingent sales charges	(913)	(1,389)	(812)	(1,766)
Contract terminations	(562,400)	(248,322)	(673,733)	(600,309)
Death benefit payments	(2,206)	(53,045)	(77,347)	(161,815)
Flexible withdrawal option payments	(68,034)	(22,155)	(64,146)	(40,207)
Transfers to other contracts	(94,435)	(297,317)	(400,449)	(459,164)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(444,105)	19,010	(993,046)	(747,220)
Total increase (decrease)	(463,741)	(862)	(774,147)	(507,267)
Net assets as of December 31, 2023	$4,007,117	$3,355,152	$4,282,771	$5,605,803

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares	Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Net assets as of January 1, 2023	$353,657	$4,693,483	$2,026,685	$46,224

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,183)	(63,143)	(33,371)	(156)
Total realized gains (losses) on investments	(449)	(129,976)	(308,327)	466
Change in net unrealized appreciation (depreciation)
of investments	65,112	819,860	1,268,902	17,149
Net gains (losses) on investments	63,480	626,741	927,204	17,459
Net increase (decrease) in net assets resulting from operations	63,480	626,741	927,204	17,459
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	47,551	309,601	507,947	114,962
Administration charges	(69)	(6,203)	(300)	(13)
Contingent sales charges	(1)	(1,292)	(225)	—
Contract terminations	(1,044)	(786,027)	(269,000)	—
Death benefit payments	—	(16,185)	(19,760)	—
Flexible withdrawal option payments	(2,009)	(57,763)	(26,379)	(1,812)
Transfers to other contracts	(10,622)	(322,472)	(244,263)	(211)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	33,806	(880,341)	(51,980)	112,926
Total increase (decrease)	97,286	(253,600)	875,224	130,385
Net assets as of December 31, 2023	450,943	4,439,883	2,901,909	176,609

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6,094)	(52,370)	(41,594)	(1,706)
Total realized gains (losses) on investments	22,909	303,452	(66,106)	5,154
Change in net unrealized appreciation (depreciation)
of investments	32,490	394,310	1,000,477	12,333
Net gains (losses) on investments	49,305	645,392	892,777	15,781
Net increase (decrease) in net assets resulting from operations	49,305	645,392	892,777	15,781
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	18,075	313,473	63,793	107,062
Administration charges	(116)	(6,986)	(318)	(255)
Contingent sales charges	(18)	(1,465)	(281)	(26)
Contract terminations	(17,724)	(977,706)	(272,143)	(3,980)
Death benefit payments	—	(197,402)	(8,775)	—
Flexible withdrawal option payments	(2,299)	(59,070)	(23,834)	(3,533)
Transfers to other contracts	(32,328)	(331,770)	(171,838)	(2,545)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(34,410)	(1,260,926)	(413,396)	96,723
Total increase (decrease)	14,895	(615,534)	479,381	112,504
Net assets as of December 31, 2023	$465,838	$3,824,349	$3,381,290	$289,113

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares

Net assets as of January 1, 2023	$5,024,771	$8,039,048	$8,222,975	$4,473,498

Increase (decrease) in net assets
Operations:
Net investment income (loss)	69,411	(98,920)	256,516	(45,294)
Total realized gains (losses) on investments	(71,843)	805,088	(301,394)	(313,514)
Change in net unrealized appreciation (depreciation)
of investments	850,780	529,233	429,870	2,788,311
Net gains (losses) on investments	848,348	1,235,401	384,992	2,429,503
Net increase (decrease) in net assets resulting from operations	848,348	1,235,401	384,992	2,429,503
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,124,436	163,488	2,442,314	1,046,904
Administration charges	(10,684)	(981)	(16,866)	(12,180)
Contingent sales charges	(940)	(554)	(3,239)	(1,311)
Contract terminations	(54,311)	(663,762)	(568,652)	(102,418)
Death benefit payments	—	(92,934)	(25,436)	(6,838)
Flexible withdrawal option payments	(43,912)	(48,992)	(90,520)	(39,480)
Transfers to other contracts	(560,634)	(379,215)	(780,249)	(562,037)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	1,453,955	(1,022,950)	957,352	322,640
Total increase (decrease)	2,302,303	212,451	1,342,344	2,752,143
Net assets as of December 31, 2023	7,327,074	8,251,499	9,565,319	7,225,641

Increase (decrease) in net assets
Operations:
Net investment income (loss)	76,875	(57,094)	339,362	(69,453)
Total realized gains (losses) on investments	31,716	638,864	(334,077)	11,318
Change in net unrealized appreciation (depreciation)
of investments	929,181	504,605	64,790	2,338,572
Net gains (losses) on investments	1,037,772	1,086,375	70,075	2,280,437
Net increase (decrease) in net assets resulting from operations	1,037,772	1,086,375	70,075	2,280,437
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,120,297	122,672	2,218,035	2,513,675
Administration charges	(17,512)	(511)	(23,013)	(21,499)
Contingent sales charges	(185)	(700)	(2,292)	(2,614)
Contract terminations	(939,483)	(676,532)	(547,818)	(574,438)
Death benefit payments	(92,321)	(34,287)	(143,770)	(47,721)
Flexible withdrawal option payments	(61,748)	(38,737)	(98,387)	(38,754)
Transfers to other contracts	(93,648)	(245,142)	(787,406)	(1,245,010)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(84,600)	(873,237)	615,349	583,639
Total increase (decrease)	953,172	213,138	685,424	2,864,076
Net assets as of December 31, 2023	$8,280,246	$8,464,637	$10,250,743	$10,089,717

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	LargeCap S&P 500 Index Account – Class 2	LVIP American Century Capital Appreciation Fund – Standard Class II

Net assets as of January 1, 2023	$126,043,376	$83,767,559	$42,043,026	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,761,615)	105,068	220,823	—
Total realized gains (losses) on investments	10,616,300	8,988,656	2,517,933	—
Change in net unrealized appreciation (depreciation)
of investments	36,985,233	9,656,608	7,636,573	—
Net gains (losses) on investments	45,839,918	18,750,332	10,375,329	—
Net increase (decrease) in net assets resulting from operations	45,839,918	18,750,332	10,375,329	—
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,772,510	3,456,898	10,014,223	—
Administration charges	(60,495)	(30,876)	(91,363)	—
Contingent sales charges	(19,059)	(17,806)	(55,585)	—
Contract terminations	(14,157,243)	(11,333,825)	(3,264,687)	—
Death benefit payments	(1,230,534)	(943,663)	(112,566)	—
Flexible withdrawal option payments	(1,640,173)	(1,185,266)	(405,650)	—
Transfers to other contracts	(4,424,800)	(3,438,905)	(6,180,739)	—
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(17,759,794)	(13,493,443)	(96,367)	—
Total increase (decrease)	28,080,124	5,256,889	10,278,962	—
Net assets as of December 31, 2023	154,123,500	89,024,448	52,321,988	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2,015,763)	169,493	355,299	(10,182)
Total realized gains (losses) on investments	18,251,392	11,508,677	5,580,338	38,471
Change in net unrealized appreciation (depreciation)
of investments	17,794,669	7,871,006	6,742,352	116,276
Net gains (losses) on investments	34,030,298	19,549,176	12,677,989	144,565
Net increase (decrease) in net assets resulting from operations	34,030,298	19,549,176	12,677,989	144,565
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,577,014	4,281,686	15,366,803	1,068,487
Administration charges	(60,646)	(33,605)	(141,726)	(463)
Contingent sales charges	(26,052)	(16,750)	(25,149)	(164)
Contract terminations	(19,139,444)	(11,783,852)	(5,362,737)	(101,146)
Death benefit payments	(2,621,239)	(918,792)	(530,060)	—
Flexible withdrawal option payments	(1,795,235)	(1,218,927)	(480,614)	(5,220)
Transfers to other contracts	(5,274,379)	(4,250,189)	(4,505,831)	(25,727)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(25,339,981)	(13,940,429)	4,320,686	935,767
Total increase (decrease)	8,690,317	5,608,747	16,998,675	1,080,332
Net assets as of December 31, 2023	$162,813,817	$94,633,195	$69,320,663	$1,080,332

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class

Net assets as of January 1, 2023	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Total realized gains (losses) on investments	—	—	—	—
Change in net unrealized appreciation (depreciation)
of investments	—	—	—	—
Net gains (losses) on investments	—	—	—	—
Net increase (decrease) in net assets resulting from operations	—	—	—	—
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	—	—	—	—
Administration charges	—	—	—	—
Contingent sales charges	—	—	—	—
Contract terminations	—	—	—	—
Death benefit payments	—	—	—	—
Flexible withdrawal option payments	—	—	—	—
Transfers to other contracts	—	—	—	—
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	—	—	—
Total increase (decrease)	—	—	—	—
Net assets as of December 31, 2023	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11,092	522,469	46,284	(166,697)
Total realized gains (losses) on investments	44,102	144,082	120,307	745,284
Change in net unrealized appreciation (depreciation)
of investments	435,953	(53,042)	116,704	2,371,521
Net gains (losses) on investments	491,147	613,509	283,295	2,950,108
Net increase (decrease) in net assets resulting from operations	491,147	613,509	283,295	2,950,108
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	8,770,401	25,620,913	5,507,583	18,105,955
Administration charges	(149)	(70,656)	(118)	(41,482)
Contingent sales charges	(713)	(4,665)	(1,394)	(3,309)
Contract terminations	(637,189)	(2,665,603)	(874,884)	(2,037,682)
Death benefit payments	(24,325)	(205,588)	(41,182)	(230,229)
Flexible withdrawal option payments	(90,043)	(638,039)	(30,049)	(463,518)
Transfers to other contracts	(140,033)	(572,583)	(154,854)	(2,013,488)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	7,877,949	21,463,779	4,405,102	13,316,247
Total increase (decrease)	8,369,096	22,077,288	4,688,397	16,266,355
Net assets as of December 31, 2023	$8,369,096	$22,077,288	$4,688,397	$16,266,355

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Net assets as of January 1, 2023	$—	$—	$2,051,060	$7,132,647

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	(13,841)	(39,564)
Total realized gains (losses) on investments	—	—	82,205	646,803
Change in net unrealized appreciation (depreciation)
of investments	—	—	54,841	501,901
Net gains (losses) on investments	—	—	123,205	1,109,140
Net increase (decrease) in net assets resulting from operations	—	—	123,205	1,109,140
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	—	—	93,803	986,050
Administration charges	—	—	—	(10,763)
Contingent sales charges	—	—	(775)	(2,651)
Contract terminations	—	—	(398,876)	(996,345)
Death benefit payments	—	—	(14,931)	(34,762)
Flexible withdrawal option payments	—	—	(10,530)	(39,571)
Transfers to other contracts	—	—	(126,265)	(480,888)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	—	(457,574)	(578,930)
Total increase (decrease)	—	—	(334,369)	530,210
Net assets as of December 31, 2023	—	—	1,716,691	7,662,857

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(33,890)	210,158	(6,228)	14,807
Total realized gains (losses) on investments	132,593	201,140	134,706	475,499
Change in net unrealized appreciation (depreciation)
of investments	549,951	420,144	13,902	(15,967)
Net gains (losses) on investments	648,654	831,442	142,380	474,339
Net increase (decrease) in net assets resulting from operations	648,654	831,442	142,380	474,339
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,800,750	16,336,456	85,490	569,721
Administration charges	(347)	(8,238)	—	(14,689)
Contingent sales charges	(402)	(1,385)	(573)	(1,426)
Contract terminations	(388,536)	(992,966)	(359,281)	(620,999)
Death benefit payments	—	(113,947)	—	(65,991)
Flexible withdrawal option payments	(22,052)	(96,288)	(10,188)	(42,855)
Transfers to other contracts	(370,029)	(432,480)	(103,240)	(457,125)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	3,019,384	14,691,152	(387,792)	(633,364)
Total increase (decrease)	3,668,038	15,522,594	(245,412)	(159,025)
Net assets as of December 31, 2023	$3,668,038	$15,522,594	$1,471,279	$7,503,832

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MFS® New Discovery Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class	MidCap Account – Class 1

Net assets as of January 1, 2023	$5,305,892	$17,010,328	$4,010,570	$254,820,062

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(50,999)	318,863	(3,519)	(3,350,811)
Total realized gains (losses) on investments	(735,727)	1,297,902	302,506	7,563,672
Change in net unrealized appreciation (depreciation)
of investments	1,462,500	(2,202,972)	(146,656)	53,233,826
Net gains (losses) on investments	675,774	(586,207)	152,331	57,446,687
Net increase (decrease) in net assets resulting from operations	675,774	(586,207)	152,331	57,446,687
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	696,347	1,253,143	270,674	4,283,695
Administration charges	(12,377)	(14,998)	(90)	(147,209)
Contingent sales charges	(3,246)	(6,888)	(2,828)	(34,918)
Contract terminations	(401,258)	(1,913,835)	(1,363,840)	(28,184,786)
Death benefit payments	(62,905)	(114,299)	—	(2,582,482)
Flexible withdrawal option payments	(55,021)	(166,162)	(43,986)	(3,385,712)
Transfers to other contracts	(516,915)	(1,936,255)	(181,880)	(7,492,683)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(355,375)	(2,899,294)	(1,321,950)	(37,544,095)
Total increase (decrease)	320,399	(3,485,501)	(1,169,619)	19,902,592
Net assets as of December 31, 2023	5,626,291	13,524,827	2,840,951	274,722,654

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(51,250)	124,474	(631)	(2,965,881)
Total realized gains (losses) on investments	(623,170)	689,080	301,565	35,622,071
Change in net unrealized appreciation (depreciation)
of investments	982,323	487,780	(38,547)	15,682,950
Net gains (losses) on investments	307,903	1,301,334	262,387	48,339,140
Net increase (decrease) in net assets resulting from operations	307,903	1,301,334	262,387	48,339,140
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	350,624	1,179,793	71,013	4,581,167
Administration charges	(16,717)	(17,094)	(63)	(152,850)
Contingent sales charges	(1,794)	(3,999)	(877)	(42,642)
Contract terminations	(498,380)	(1,902,972)	(540,164)	(35,417,395)
Death benefit payments	(45,445)	(379,505)	(306)	(3,187,816)
Flexible withdrawal option payments	(50,908)	(138,318)	(43,281)	(3,464,726)
Transfers to other contracts	(205,928)	(969,595)	(39,373)	(9,056,841)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(468,548)	(2,231,690)	(553,051)	(46,741,103)
Total increase (decrease)	(160,645)	(930,356)	(290,664)	1,598,037
Net assets as of December 31, 2023	$5,465,646	$12,594,471	$2,550,287	$276,320,691

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MidCap Account – Class 2	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares

Net assets as of January 1, 2023	$14,344,064	$2,914,028	$4,699,388	$193,556

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(127,506)	(32,301)	(50,119)	(2,117)
Total realized gains (losses) on investments	299,546	(150,437)	245,080	7,715
Change in net unrealized appreciation (depreciation)
of investments	3,575,307	632,050	834,670	65,350
Net gains (losses) on investments	3,747,347	449,312	1,029,631	70,948
Net increase (decrease) in net assets resulting from operations	3,747,347	449,312	1,029,631	70,948
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,562,548	211,813	34,509	195,253
Administration charges	(35,677)	(6,110)	(9,367)	(584)
Contingent sales charges	(9,814)	(1,030)	(1,849)	(11)
Contract terminations	(550,777)	(381,034)	(891,762)	(469)
Death benefit payments	(31,655)	—	(15,518)	—
Flexible withdrawal option payments	(129,647)	(33,642)	(64,628)	(1,492)
Transfers to other contracts	(1,605,197)	(204,737)	(317,256)	(7,400)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	1,199,781	(414,740)	(1,265,871)	185,297
Total increase (decrease)	4,947,128	34,572	(236,240)	256,245
Net assets as of December 31, 2023	19,291,192	2,948,600	4,463,148	449,801

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(159,817)	(34,619)	(52,566)	(4,641)
Total realized gains (losses) on investments	2,079,466	194,669	660,341	43,103
Change in net unrealized appreciation (depreciation)
of investments	1,862,442	463,813	348,901	85,631
Net gains (losses) on investments	3,782,091	623,863	956,676	124,093
Net increase (decrease) in net assets resulting from operations	3,782,091	623,863	956,676	124,093
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	4,875,769	273,702	60,028	222,976
Administration charges	(59,227)	(7,626)	(10,941)	(808)
Contingent sales charges	(5,271)	(688)	(1,556)	(21)
Contract terminations	(1,373,412)	(326,595)	(958,372)	(4,522)
Death benefit payments	(131,406)	(9,492)	(15,752)	—
Flexible withdrawal option payments	(160,227)	(39,326)	(63,259)	(2,017)
Transfers to other contracts	(1,791,082)	(199,262)	(387,813)	(19,140)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	1,355,144	(309,287)	(1,377,665)	196,468
Total increase (decrease)	5,137,235	314,576	(420,989)	320,561
Net assets as of December 31, 2023	$24,428,427	$3,263,176	$4,042,159	$770,362

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	PIMCO VIT All Asset Portfolio – Administrative Class	PIMCO VIT All Asset Portfolio – Advisor Class	PIMCO VIT CommodityReal Return® Strategy Portfolio – M Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class

Net assets as of January 1, 2023	$1,634,354	$318,531	$851,372	$748,716

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21,938	6,482	117,574	37,053
Total realized gains (losses) on investments	(86,009)	(10,099)	(297,717)	(34,488)
Change in net unrealized appreciation (depreciation)
of investments	153,836	26,307	114,999	77,081
Net gains (losses) on investments	89,765	22,690	(65,144)	79,646
Net increase (decrease) in net assets resulting from operations	89,765	22,690	(65,144)	79,646
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	41,359	31,307	82,028	163,521
Administration charges	(30)	(1,457)	(877)	(2,346)
Contingent sales charges	(306)	(31)	(2,321)	(451)
Contract terminations	(147,742)	(15,525)	(109,872)	(19,874)
Death benefit payments	(2,113)	—	—	—
Flexible withdrawal option payments	(28,926)	(7,862)	(2,956)	(8,547)
Transfers to other contracts	(278,321)	(9,304)	(452,820)	(103,111)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(416,079)	(2,872)	(486,818)	29,192
Total increase (decrease)	(326,314)	19,818	(551,962)	108,838
Net assets as of December 31, 2023	1,308,040	338,349	299,410	857,554

Increase (decrease) in net assets
Operations:
Net investment income (loss)	63,640	22,785	3,437	51,160
Total realized gains (losses) on investments	(32,516)	(5,777)	(26,815)	(16,064)
Change in net unrealized appreciation (depreciation)
of investments	(2,220)	(6,559)	31,072	24,999
Net gains (losses) on investments	28,904	10,449	7,694	60,095
Net increase (decrease) in net assets resulting from operations	28,904	10,449	7,694	60,095
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	73,942	131,916	65,908	72,167
Administration charges	—	(1,894)	(1,041)	(3,368)
Contingent sales charges	(271)	(14)	(54)	(116)
Contract terminations	(166,698)	(7,590)	(15,742)	(16,753)
Death benefit payments	(27,263)	—	(8,352)	(3,103)
Flexible withdrawal option payments	(25,444)	(9,844)	(3,863)	(9,065)
Transfers to other contracts	(3,559)	(3,476)	(36,074)	(80,406)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(149,293)	109,098	782	(40,644)
Total increase (decrease)	(120,389)	119,547	8,476	19,451
Net assets as of December 31, 2023	$1,187,651	$457,896	$307,886	$877,005

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Advisor Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1

Net assets as of January 1, 2023	$19,820,499	$5,406,202	$25,160,301	$72,828,065

Increase (decrease) in net assets
Operations:
Net investment income (loss)	899,931	160,081	642,987	(408,583)
Total realized gains (losses) on investments	(484,959)	(82,333)	(868,226)	8,907,865
Change in net unrealized appreciation (depreciation)
of investments	1,671,758	163,780	1,429,717	7,096,588
Net gains (losses) on investments	2,086,730	241,528	1,204,478	15,595,870
Net increase (decrease) in net assets resulting from operations	2,086,730	241,528	1,204,478	15,595,870
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,120,032	3,341,323	4,048,425	1,544,949
Administration charges	(24,579)	(14,737)	(35,218)	(96,575)
Contingent sales charges	(8,476)	(3,619)	(13,503)	(13,278)
Contract terminations	(2,208,373)	(280,527)	(2,516,871)	(7,769,419)
Death benefit payments	(103,208)	—	(137,166)	(680,808)
Flexible withdrawal option payments	(243,587)	(55,784)	(368,615)	(1,378,652)
Transfers to other contracts	(1,843,950)	(2,184,914)	(1,673,870)	(3,981,366)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,312,141)	801,742	(696,818)	(12,375,149)
Total increase (decrease)	774,589	1,043,270	507,660	3,220,721
Net assets as of December 31, 2023	20,595,088	6,449,472	25,667,961	76,048,786

Increase (decrease) in net assets
Operations:
Net investment income (loss)	972,392	206,240	782,583	(510,588)
Total realized gains (losses) on investments	(368,248)	(86,315)	(812,763)	10,303,034
Change in net unrealized appreciation (depreciation)
of investments	528,741	101,668	408,624	6,939,329
Net gains (losses) on investments	1,132,885	221,593	378,444	16,731,775
Net increase (decrease) in net assets resulting from operations	1,132,885	221,593	378,444	16,731,775
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,396,612	3,225,908	4,446,656	1,879,734
Administration charges	(36,737)	(20,276)	(53,365)	(104,702)
Contingent sales charges	(5,455)	(2,810)	(7,971)	(16,202)
Contract terminations	(2,301,020)	(479,950)	(2,849,992)	(11,423,279)
Death benefit payments	(266,656)	(12,195)	(518,948)	(841,498)
Flexible withdrawal option payments	(252,938)	(53,341)	(384,006)	(1,354,544)
Transfers to other contracts	(1,563,587)	(1,660,063)	(831,505)	(6,255,656)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,029,781)	997,273	(199,131)	(18,116,147)
Total increase (decrease)	103,104	1,218,866	179,313	(1,384,372)
Net assets as of December 31, 2023	$20,698,192	$7,668,338	$25,847,274	$74,664,414

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Principal Capital Appreciation Account – Class 2	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Net assets as of January 1, 2023	$11,416,433	$54,253,875	$40,825,671	$11,033,909

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(13,724)	615,620	153,032	(3,503)
Total realized gains (losses) on investments	1,051,513	(310,504)	836,391	378,884
Change in net unrealized appreciation (depreciation)
of investments	1,730,777	4,980,241	4,222,761	1,367,460
Net gains (losses) on investments	2,768,566	5,285,357	5,212,184	1,742,841
Net increase (decrease) in net assets resulting from operations	2,768,566	5,285,357	5,212,184	1,742,841
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,894,746	622,341	972,826	268,016
Administration charges	(30,623)	(209,882)	(194,208)	(5,884)
Contingent sales charges	(2,921)	(10,523)	(7,249)	(2,055)
Contract terminations	(410,392)	(5,594,108)	(3,582,974)	(1,143,318)
Death benefit payments	(4,445)	(650,121)	(549,562)	(41,073)
Flexible withdrawal option payments	(82,280)	(2,189,657)	(844,580)	(21,651)
Transfers to other contracts	(1,456,897)	(936,985)	(571,115)	(108,566)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(92,812)	(8,968,935)	(4,776,862)	(1,054,531)
Total increase (decrease)	2,675,754	(3,683,578)	435,322	688,310
Net assets as of December 31, 2023	14,092,187	50,570,297	41,260,993	11,722,219

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(28,523)	688,096	274,924	33,191
Total realized gains (losses) on investments	1,251,887	537,455	1,611,714	492,452
Change in net unrealized appreciation (depreciation)
of investments	2,225,928	1,628,788	993,227	588,775
Net gains (losses) on investments	3,449,292	2,854,339	2,879,865	1,114,418
Net increase (decrease) in net assets resulting from operations	3,449,292	2,854,339	2,879,865	1,114,418
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,900,982	487,611	1,200,676	194,148
Administration charges	(43,819)	(214,366)	(206,951)	(6,201)
Contingent sales charges	(7,539)	(9,459)	(13,724)	(2,865)
Contract terminations	(1,430,867)	(5,320,301)	(6,826,761)	(1,729,131)
Death benefit payments	(163,526)	(579,097)	(258,602)	—
Flexible withdrawal option payments	(100,647)	(2,101,889)	(820,868)	(15,508)
Transfers to other contracts	(1,102,409)	(1,125,180)	(1,896,835)	(51,408)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(947,825)	(8,862,681)	(8,823,065)	(1,610,965)
Total increase (decrease)	2,501,467	(6,008,342)	(5,943,200)	(496,547)
Net assets as of December 31, 2023	$16,593,654	$44,561,955	$35,317,793	$11,225,672

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Real Estate Securities Account – Class 1	Real Estate Securities Account – Class 2

Net assets as of January 1, 2023	$7,891,684	$6,181,343	$44,770,620	$9,160,822

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17,000)	14,579	258,461	90,256
Total realized gains (losses) on investments	444,560	(205,979)	(381,666)	163,594
Change in net unrealized appreciation (depreciation)
of investments	880,486	1,158,643	4,916,737	871,382
Net gains (losses) on investments	1,308,046	967,243	4,793,532	1,125,232
Net increase (decrease) in net assets resulting from operations	1,308,046	967,243	4,793,532	1,125,232
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	84,595	10,781,101	2,074,624	1,305,552
Administration charges	(5,435)	(27,162)	(7,284)	(25,083)
Contingent sales charges	(3,038)	(1,868)	(9,540)	(5,418)
Contract terminations	(1,619,013)	(1,159,099)	(5,975,155)	(487,893)
Death benefit payments	—	(227,828)	(407,574)	(15,165)
Flexible withdrawal option payments	(47,129)	(693,531)	(498,239)	(68,308)
Transfers to other contracts	(113,779)	(108,754)	(1,686,978)	(543,408)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,703,799)	8,562,859	(6,510,146)	160,277
Total increase (decrease)	(395,753)	9,530,102	(1,716,614)	1,285,509
Net assets as of December 31, 2023	7,495,931	15,711,445	43,054,006	10,446,331

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,070	169,167	388,673	130,447
Total realized gains (losses) on investments	487,963	(227,290)	(88,957)	118,450
Change in net unrealized appreciation (depreciation)
of investments	307,868	796,881	1,336,653	190,233
Net gains (losses) on investments	797,901	738,758	1,636,369	439,130
Net increase (decrease) in net assets resulting from operations	797,901	738,758	1,636,369	439,130
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	155,127	175,737	1,696,459	1,021,912
Administration charges	(5,376)	(38,216)	(7,830)	(32,567)
Contingent sales charges	(4,571)	(2,899)	(8,241)	(4,489)
Contract terminations	(1,701,803)	(1,980,957)	(6,192,102)	(1,050,820)
Death benefit payments	—	(283,574)	(716,471)	(167,765)
Flexible withdrawal option payments	(27,538)	(792,372)	(450,810)	(71,481)
Transfers to other contracts	(114,003)	(766,055)	(1,889,688)	(975,763)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,698,164)	(3,688,336)	(7,568,683)	(1,280,973)
Total increase (decrease)	(900,263)	(2,949,578)	(5,932,314)	(841,843)
Net assets as of December 31, 2023	$6,595,668	$12,761,867	$37,121,692	$9,604,488

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Rydex VI Basic Materials Fund	Rydex VI Commodities Strategy Fund	Rydex VI NASDAQ 100 Fund	SAM Balanced Portfolio – Class 1

Net assets as of January 1, 2023	$673,756	$2,633,592	$8,927,347	$304,354,991

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6,366)	175,475	(88,163)	2,883,377
Total realized gains (losses) on investments	8,877	(338,838)	350,411	3,009,556
Change in net unrealized appreciation (depreciation)
of investments	50,047	(14,987)	4,060,770	34,492,852
Net gains (losses) on investments	52,558	(178,350)	4,323,018	40,385,785
Net increase (decrease) in net assets resulting from operations	52,558	(178,350)	4,323,018	40,385,785
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	107,480	471,278	706,499	4,139,168
Administration charges	(1,329)	(2,923)	(23,469)	(1,869,724)
Contingent sales charges	(1,098)	(2,999)	(9,102)	(44,754)
Contract terminations	(55,503)	(333,505)	(932,328)	(24,979,828)
Death benefit payments	—	—	(79,564)	(4,209,789)
Flexible withdrawal option payments	(5,110)	(27,395)	(51,331)	(10,442,534)
Transfers to other contracts	(5,367)	(1,179,041)	(1,220,004)	(5,486,283)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	39,073	(1,074,585)	(1,609,299)	(42,893,744)
Total increase (decrease)	91,631	(1,252,935)	2,713,719	(2,507,959)
Net assets as of December 31, 2023	765,387	1,380,657	11,641,066	301,847,032

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(53)	40,534	(74,783)	1,632,435
Total realized gains (losses) on investments	25,366	(95,034)	944,233	(594,835)
Change in net unrealized appreciation (depreciation)
of investments	(49,649)	153,863	1,595,672	30,214,208
Net gains (losses) on investments	(24,336)	99,363	2,465,122	31,251,808
Net increase (decrease) in net assets resulting from operations	(24,336)	99,363	2,465,122	31,251,808
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	54,899	232,244	545,336	4,928,861
Administration charges	(1,860)	(2,442)	(30,797)	(2,085,918)
Contingent sales charges	(11)	(176)	(4,771)	(72,742)
Contract terminations	(1,640)	(62,317)	(1,086,078)	(47,232,557)
Death benefit payments	(70,167)	(27,883)	(316,188)	(6,038,248)
Flexible withdrawal option payments	(6,420)	(9,881)	(65,889)	(9,644,591)
Transfers to other contracts	(22,299)	(306,157)	(674,886)	(5,350,515)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(47,498)	(176,612)	(1,633,273)	(65,495,710)
Total increase (decrease)	(71,834)	(77,249)	831,849	(34,243,902)
Net assets as of December 31, 2023	$693,553	$1,303,408	$12,472,915	$267,603,130

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	SAM Balanced Portfolio – Class 2	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 2	SAM Conservative Growth Portfolio – Class 1

Net assets as of January 1, 2023	$36,044,365	$69,026,339	$14,446,608	$62,649,272

Increase (decrease) in net assets
Operations:
Net investment income (loss)	506,818	919,966	286,650	208,817
Total realized gains (losses) on investments	784,865	(1,763,948)	(84,907)	4,191,393
Change in net unrealized appreciation (depreciation)
of investments	3,880,189	7,328,102	1,387,920	5,549,861
Net gains (losses) on investments	5,171,872	6,484,120	1,589,663	9,950,071
Net increase (decrease) in net assets resulting from operations	5,171,872	6,484,120	1,589,663	9,950,071
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,085,587	2,123,731	1,826,998	2,098,032
Administration charges	(88,861)	(235,191)	(38,545)	(5,741)
Contingent sales charges	(18,994)	(14,028)	(10,712)	(20,305)
Contract terminations	(2,804,182)	(7,069,216)	(957,795)	(10,690,121)
Death benefit payments	(100,765)	(2,352,548)	(45,812)	(317,411)
Flexible withdrawal option payments	(494,845)	(2,053,052)	(261,608)	(831,646)
Transfers to other contracts	(1,593,563)	(1,721,061)	(293,873)	(3,055,841)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,015,623)	(11,321,365)	218,653	(12,823,033)
Total increase (decrease)	3,156,249	(4,837,245)	1,808,316	(2,872,962)
Net assets as of December 31, 2023	39,200,614	64,189,094	16,254,924	59,776,310

Increase (decrease) in net assets
Operations:
Net investment income (loss)	392,124	692,351	245,663	37,218
Total realized gains (losses) on investments	(225,977)	(222,480)	(231,050)	2,280,552
Change in net unrealized appreciation (depreciation)
of investments	4,230,226	4,042,679	1,190,898	5,421,225
Net gains (losses) on investments	4,396,373	4,512,550	1,205,511	7,738,995
Net increase (decrease) in net assets resulting from operations	4,396,373	4,512,550	1,205,511	7,738,995
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,275,214	1,279,918	1,817,817	930,514
Administration charges	(119,886)	(261,765)	(46,888)	(4,986)
Contingent sales charges	(22,208)	(10,116)	(11,807)	(16,593)
Contract terminations	(3,990,717)	(6,672,840)	(2,603,458)	(11,118,519)
Death benefit payments	(132,603)	(1,460,557)	(400,137)	(435,204)
Flexible withdrawal option payments	(528,212)	(1,975,462)	(326,041)	(828,821)
Transfers to other contracts	(986,902)	(1,355,820)	(481,266)	(919,926)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,505,314)	(10,456,642)	(2,051,780)	(12,393,535)
Total increase (decrease)	1,891,059	(5,944,092)	(846,269)	(4,654,540)
Net assets as of December 31, 2023	$41,091,673	$58,245,002	$15,408,655	$55,121,770

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	SAM Conservative Growth Portfolio – Class 2	SAM Flexible Income Portfolio – Class 1	SAM Flexible Income Portfolio – Class 2	SAM Strategic Growth Portfolio – Class 1

Net assets as of January 1, 2023	$23,965,704	$73,943,212	$25,199,173	$39,556,459

Increase (decrease) in net assets
Operations:
Net investment income (loss)	203,528	1,276,456	623,585	(4,724)
Total realized gains (losses) on investments	1,164,745	(3,157,229)	(847,181)	2,348,153
Change in net unrealized appreciation (depreciation)
of investments	2,919,538	6,986,384	2,317,377	5,106,399
Net gains (losses) on investments	4,287,811	5,105,611	2,093,781	7,449,828
Net increase (decrease) in net assets resulting from operations	4,287,811	5,105,611	2,093,781	7,449,828
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	4,189,506	1,804,654	4,192,636	3,716,994
Administration charges	(85,559)	(109,416)	(65,858)	(5,430)
Contingent sales charges	(16,970)	(17,297)	(18,121)	(11,248)
Contract terminations	(2,915,422)	(9,625,831)	(1,472,394)	(5,679,528)
Death benefit payments	(22,286)	(1,264,779)	(140,253)	(54,476)
Flexible withdrawal option payments	(198,829)	(2,531,989)	(390,989)	(403,694)
Transfers to other contracts	(1,484,275)	(2,018,095)	(1,857,671)	(3,279,496)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(533,835)	(13,762,753)	247,350	(5,716,878)
Total increase (decrease)	3,753,976	(8,657,142)	2,341,131	1,732,950
Net assets as of December 31, 2023	27,719,680	65,286,070	27,540,304	41,289,409

Increase (decrease) in net assets
Operations:
Net investment income (loss)	132,057	948,415	528,365	(137,127)
Total realized gains (losses) on investments	569,323	(1,904,420)	(1,213,137)	2,326,679
Change in net unrealized appreciation (depreciation)
of investments	3,027,278	4,107,166	2,168,960	3,875,108
Net gains (losses) on investments	3,728,658	3,151,161	1,484,188	6,064,660
Net increase (decrease) in net assets resulting from operations	3,728,658	3,151,161	1,484,188	6,064,660
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,379,173	2,414,572	2,044,498	1,026,162
Administration charges	(117,035)	(121,087)	(83,859)	(5,313)
Contingent sales charges	(13,479)	(12,138)	(13,724)	(10,251)
Contract terminations	(3,197,676)	(8,358,804)	(3,378,678)	(6,867,244)
Death benefit payments	(95,440)	(1,063,433)	(115,454)	(617,343)
Flexible withdrawal option payments	(178,295)	(2,198,330)	(455,904)	(280,709)
Transfers to other contracts	(811,891)	(2,140,522)	(2,468,186)	(1,144,017)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,034,643)	(11,479,742)	(4,471,307)	(7,898,715)
Total increase (decrease)	694,015	(8,328,581)	(2,987,119)	(1,834,055)
Net assets as of December 31, 2023	$28,413,695	$56,957,489	$24,553,185	$39,455,354

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	SAM Strategic Growth Portfolio – Class 2	Short-Term Income Account – Class 1	SmallCap Account – Class 1	SmallCap Account – Class 2

Net assets as of January 1, 2023	$17,165,045	$48,148,573	$70,258,430	$4,428,593

Increase (decrease) in net assets
Operations:
Net investment income (loss)	77,366	179,563	(711,942)	(35,809)
Total realized gains (losses) on investments	714,961	(379,175)	(401,359)	(33,076)
Change in net unrealized appreciation (depreciation)
of investments	2,660,581	2,042,284	10,326,896	692,001
Net gains (losses) on investments	3,452,908	1,842,672	9,213,595	623,116
Net increase (decrease) in net assets resulting from operations	3,452,908	1,842,672	9,213,595	623,116
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	2,265,491	3,857,256	2,612,833	561,360
Administration charges	(27,307)	(159,657)	(44,751)	(11,645)
Contingent sales charges	(7,659)	(16,695)	(10,397)	(3,775)
Contract terminations	(1,736,845)	(5,702,248)	(7,666,893)	(338,160)
Death benefit payments	(180,639)	(935,092)	(616,023)	(14,247)
Flexible withdrawal option payments	(127,308)	(1,936,340)	(1,002,540)	(39,340)
Transfers to other contracts	(328,750)	(2,696,161)	(2,244,475)	(310,933)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(143,017)	(7,588,937)	(8,972,246)	(156,740)
Total increase (decrease)	3,309,891	(5,746,265)	241,349	466,376
Net assets as of December 31, 2023	20,474,936	42,402,308	70,499,779	4,894,969

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27,136	799,934	(652,100)	(33,313)
Total realized gains (losses) on investments	361,835	(73,302)	1,112,685	143,261
Change in net unrealized appreciation (depreciation)
of investments	2,927,590	782,457	3,346,127	170,315
Net gains (losses) on investments	3,316,561	1,509,089	3,806,712	280,263
Net increase (decrease) in net assets resulting from operations	3,316,561	1,509,089	3,806,712	280,263
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	3,701,660	6,288,578	3,416,929	630,229
Administration charges	(38,810)	(169,360)	(48,394)	(15,583)
Contingent sales charges	(4,080)	(9,106)	(11,784)	(1,702)
Contract terminations	(1,334,556)	(5,760,713)	(8,873,637)	(457,726)
Death benefit payments	(145,380)	(804,001)	(631,324)	(72,211)
Flexible withdrawal option payments	(135,679)	(1,756,683)	(1,000,094)	(42,643)
Transfers to other contracts	(356,328)	(2,439,440)	(2,747,111)	(370,284)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	1,686,827	(4,650,725)	(9,895,415)	(329,920)
Total increase (decrease)	5,003,388	(3,141,636)	(6,088,703)	(49,657)
Net assets as of December 31, 2023	$25,478,324	$39,260,672	$64,411,076	$4,845,312

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Health Sciences Portfolio – II	The Merger Fund VL	TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares

Net assets as of January 1, 2023	$26,429,476	$19,641,758	$387,656	$1,014,825

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(345,362)	(245,886)	2,954	494
Total realized gains (losses) on investments	1,684,797	1,716,927	25,033	16,975
Change in net unrealized appreciation (depreciation)
of investments	10,720,792	(1,339,766)	(16,776)	144,404
Net gains (losses) on investments	12,060,227	131,275	11,211	161,873
Net increase (decrease) in net assets resulting from operations	12,060,227	131,275	11,211	161,873
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	5,738,784	678,924	41,133	56,510
Administration charges	(48,115)	(6,848)	(1,098)	(2,832)
Contingent sales charges	(26,149)	(5,877)	(522)	(1,429)
Contract terminations	(4,662,845)	(2,834,027)	(76,337)	(70,220)
Death benefit payments	(137,900)	(111,722)	—	—
Flexible withdrawal option payments	(318,138)	(198,938)	(3,358)	(2,468)
Transfers to other contracts	(3,594,510)	(859,516)	(31,710)	(18,383)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,048,873)	(3,338,004)	(71,892)	(38,822)
Total increase (decrease)	9,011,354	(3,206,729)	(60,681)	123,051
Net assets as of December 31, 2023	35,440,830	16,435,029	326,975	1,137,876

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(422,778)	(225,951)	2,389	2,485
Total realized gains (losses) on investments	3,936,068	2,372,603	414	34,539
Change in net unrealized appreciation (depreciation)
of investments	8,056,357	(1,977,060)	5,399	85,518
Net gains (losses) on investments	11,569,647	169,592	8,202	122,542
Net increase (decrease) in net assets resulting from operations	11,569,647	169,592	8,202	122,542
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	5,747,777	499,788	32,966	157,593
Administration charges	(75,636)	(7,326)	(1,473)	(4,540)
Contingent sales charges	(13,071)	(3,914)	(384)	(39)
Contract terminations	(4,802,565)	(2,410,525)	(55,294)	(10,153)
Death benefit payments	(339,330)	(138,090)	(4,101)	—
Flexible withdrawal option payments	(412,376)	(169,870)	(3,156)	(7,000)
Transfers to other contracts	(3,969,559)	(349,644)	(7,555)	(15,409)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,864,760)	(2,579,581)	(38,997)	120,452
Total increase (decrease)	7,704,887	(2,409,989)	(30,795)	242,994
Net assets as of December 31, 2023	$43,145,717	$14,025,040	$296,180	$1,380,870

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	TOPS® Balanced ETF Portfolio – Investor Class Shares	TOPS® Conservative ETF Portfolio – Investor Class Shares	TOPS® Growth ETF Portfolio – Investor Class Shares	TOPS® Moderate Growth ETF Portfolio – Investor Class Shares

Net assets as of January 1, 2023	$2,180,473	$1,253,091	$963,607	$660,773

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25,429	13,306	4,900	4,243
Total realized gains (losses) on investments	66,515	33,792	40,131	17,009
Change in net unrealized appreciation (depreciation)
of investments	191,632	59,605	150,025	66,604
Net gains (losses) on investments	283,576	106,703	195,056	87,856
Net increase (decrease) in net assets resulting from operations	283,576	106,703	195,056	87,856
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,001,105	293,737	614,923	298,284
Administration charges	(954)	(712)	(3,139)	(1,808)
Contingent sales charges	(1,558)	(82)	(138)	(293)
Contract terminations	(71,493)	(3,616)	(48,478)	(19,656)
Death benefit payments	—	—	(28,462)	(27,170)
Flexible withdrawal option payments	(21,471)	(1,923)	(26,919)	(10,784)
Transfers to other contracts	(291,017)	(158,271)	(10,335)	(22,033)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	614,612	129,133	497,452	216,540
Total increase (decrease)	898,188	235,836	692,508	304,396
Net assets as of December 31, 2023	3,078,661	1,488,927	1,656,115	965,169

Increase (decrease) in net assets
Operations:
Net investment income (loss)	41,393	20,088	5,673	6,496
Total realized gains (losses) on investments	48,113	11,867	55,171	26,687
Change in net unrealized appreciation (depreciation)
of investments	110,005	47,153	107,298	40,031
Net gains (losses) on investments	199,511	79,108	168,142	73,214
Net increase (decrease) in net assets resulting from operations	199,511	79,108	168,142	73,214
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,099,180	375,882	310,330	155,103
Administration charges	(2,840)	(788)	(5,515)	(2,875)
Contingent sales charges	(693)	(947)	(1,231)	(215)
Contract terminations	(147,477)	(139,339)	(177,175)	(30,892)
Death benefit payments	(53,408)	(77,948)	—	—
Flexible withdrawal option payments	(43,632)	(5,091)	(30,563)	(14,766)
Transfers to other contracts	(19,455)	(235,243)	(25,276)	(1,141)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	831,675	(83,474)	70,570	105,214
Total increase (decrease)	1,031,186	(4,366)	238,712	178,428
Net assets as of December 31, 2023	$4,109,847	$1,484,561	$1,894,827	$1,143,597

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	U.S. LargeCap Buffer April Account – Class 2	U.S. LargeCap Buffer January Account – Class 2	U.S. LargeCap Buffer July Account – Class 2	U.S. LargeCap Buffer October Account – Class 2

Net assets as of January 1, 2023	$—	$25,599,118	$25,218,373	$16,910,356

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(121,982)	(91,928)	(170,461)	(86,162)
Total realized gains (losses) on investments	5,211,820	3,436,460	5,842,681	2,719,877
Change in net unrealized appreciation (depreciation)
of investments	(328,216)	(286,068)	1,393,487	527,165
Net gains (losses) on investments	4,761,622	3,058,464	7,065,707	3,160,880
Net increase (decrease) in net assets resulting from operations	4,761,622	3,058,464	7,065,707	3,160,880
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	64,814,948	58,107,428	82,958,069	10,799,428
Administration charges	(81,960)	(60,220)	(141,125)	(79,574)
Contingent sales charges	(7,860)	(6,996)	(13,520)	(5,748)
Contract terminations	(1,134,590)	(536,934)	(1,047,428)	(747,225)
Death benefit payments	(10,286)	(107,079)	(174,006)	(109,430)
Flexible withdrawal option payments	(51,401)	(40,273)	(107,960)	(52,582)
Transfers to other contracts	(46,700,182)	(27,673,303)	(59,529,128)	(11,068,339)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	16,828,669	29,682,623	21,944,902	(1,263,470)
Total increase (decrease)	21,590,291	32,741,087	29,010,609	1,897,410
Net assets as of December 31, 2023	21,590,291	58,340,205	54,228,982	18,807,766

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(325,112)	(296,406)	(491,766)	(356,483)
Total realized gains (losses) on investments	8,608,936	4,858,133	7,876,054	4,266,284
Change in net unrealized appreciation (depreciation)
of investments	(128,514)	2,529,954	572,394	809,296
Net gains (losses) on investments	8,155,310	7,091,681	7,956,682	4,719,097
Net increase (decrease) in net assets resulting from operations	8,155,310	7,091,681	7,956,682	4,719,097
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	93,503,946	80,295,596	79,144,796	83,490,381
Administration charges	(248,841)	(153,112)	(287,139)	(178,673)
Contingent sales charges	(10,597)	(4,596)	(3,952)	(9,619)
Contract terminations	(1,852,820)	(639,070)	(1,532,932)	(2,094,501)
Death benefit payments	(410,119)	(108,283)	—	(80,307)
Flexible withdrawal option payments	(129,213)	(140,426)	(184,532)	(94,457)
Transfers to other contracts	(82,651,232)	(76,372,874)	(100,425,414)	(44,721,389)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	8,201,124	2,877,235	(23,289,173)	36,311,435
Total increase (decrease)	16,356,434	9,968,916	(15,332,491)	41,030,532
Net assets as of December 31, 2023	$37,946,725	$68,309,121	$38,896,491	$59,838,298

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	VanEck VIP Trust Global Gold Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Class S Shares

Net assets as of January 1, 2023	$330,058	$5,141,578

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4,296)	54,776
Total realized gains (losses) on investments	5,805	222,461
Change in net unrealized appreciation (depreciation)
of investments	33,795	(577,441)
Net gains (losses) on investments	35,304	(300,204)
Net increase (decrease) in net assets resulting from operations	35,304	(300,204)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	161,674	858,144
Administration charges	(614)	(3,108)
Contingent sales charges	(30)	(2,771)
Contract terminations	(10,492)	(708,864)
Death benefit payments	—	(5,743)
Flexible withdrawal option payments	(2,636)	(33,197)
Transfers to other contracts	(30,443)	(980,891)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	117,459	(876,430)
Total increase (decrease)	152,763	(1,176,634)
Net assets as of December 31, 2023	482,821	3,964,944

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,178	41,967
Total realized gains (losses) on investments	84,241	263,203
Change in net unrealized appreciation (depreciation)
of investments	(90,620)	(433,555)
Net gains (losses) on investments	16,799	(128,385)
Net increase (decrease) in net assets resulting from operations	16,799	(128,385)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and
applicable premium taxes	1,156,176	325,141
Administration charges	(870)	(2,881)
Contingent sales charges	(170)	(813)
Contract terminations	(92,428)	(560,051)
Death benefit payments	—	(141,038)
Flexible withdrawal option payments	(2,491)	(28,501)
Transfers to other contracts	(232,848)	(155,086)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	827,369	(563,229)
Total increase (decrease)	844,168	(691,614)
Net assets as of December 31, 2023	$1,326,989	$3,273,330

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Co Separate Account B (“Separate Account B”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division (i.e., subaccount) of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2024, contractholder investment options included the following diversified open–end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)
Core Plus Bond Account
Diversified Balanced Account
Diversified International Account
Equity Income Account
Global Emerging Markets Account
Government & High Quality Bond Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
MidCap Account
Principal Capital Appreciation Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime Strategic Income Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Account
Strategic Asset Management (''SAM'') Portfolios:
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
Principal Variable Contracts Funds, Inc. – Class 2: (1)
Diversified Balanced Account
Diversified Balanced Adaptive Allocation Account
Diversified Balanced Strategic Allocation Account
Diversified Growth Account
Diversified Growth Adaptive Allocation Account
Diversified Growth Strategic Allocation Account
Diversified Income Account
Equity Income Account
LargeCap S&P 500 Index Account
MidCap Account
Principal Capital Appreciation Account
Real Estate Securities Account

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

SAM Portfolios:
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
SmallCap Account
U.S. LargeCap Buffer April Account
U.S. LargeCap Buffer January Account
U.S. LargeCap Buffer July Account
U.S. LargeCap Buffer October Account
Principal Variable Contracts Funds, Inc. – Class 3: (1)
Blue Chip Account
AllianceBernstein VPS:
Discovery Value Portfolio – Class A
Small Cap Growth Portfolio – Class A
ALPS Global Opportunity Portfolio – Class III
American Funds Insurance Series:
American High-Income Trust – Class 2 Shares
Asset Allocation Fund – Class 2 Shares
Asset Allocation Fund – Class 4 Shares
Global Small Capitalization Fund – Class 2 Shares
Global Small Capitalization Fund – Class 4 Shares
Growth-Income Fund – Class 2 Shares
Growth-Income Fund – Class 4 Shares
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
New World Fund – Class 2 Shares
New World Fund – Class 4 Shares
Washington Mutual Investors Fund – Class 2 Shares
Washington Mutual Investors Fund – Class 4 Shares
BlackRock:
60/40 Target Allocation ETF V.I. Fund – Class III
Advantage SMID Cap V.I. Fund – Class III
Global Allocation V.I. Fund – Class III
BNY Mellon IP:
MidCap Stock Portfolio – Service Shares
Technology Growth Portfolio – Service Shares
Clearbridge Variable Small Cap Growth Portfolio – Class II Shares
Columbia VP:
Limited Duration Credit Fund – Class 2
Small Cap Value Fund – Class 2
CVT:
EAFE International Index Portfolio – Class F
Investment Grade Bond Index Portfolio – Class F
Nasdaq 100 Index Portfolio – Class F
Russell 2000 Small Cap Index Portfolio – Class F
S&P MidCap 400 Index Portfolio – Class F
DWS:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Alternative Asset Allocation VIP – Class B
Small Mid Cap Value VIP – Class B
EQ Advisors Trust:
1290 VT Convertible Securities Portfolio – Class IB
1290 VT GAMCO Small Company Value Portfolio – Class IB
1290 VT Micro Cap Portfolio – Class IB
1290 VT SmartBeta Equity ESG Portfolio – Class IB
1290 VT Socially Responsible Portfolio – Class IB
Fidelity VIP:
Contrafund® Portfolio – Service Class
Contrafund® Portfolio – Service Class 2
Energy Portfolio – Service Class 2
Equity-Income Portfolio – Service Class 2
Freedom 2020 Portfolio – Service Class 2
Freedom 2030 Portfolio – Service Class 2
Freedom 2040 Portfolio – Service Class 2
Freedom 2050 Portfolio – Service Class 2
Government Money Market Portfolio – Initial Class
Government Money Market Portfolio – Service Class 2
Growth Portfolio – Service Class
Growth Portfolio – Service Class 2
Health Care Portfolio – Service Class 2
Mid Cap Portfolio – Service Class
Mid Cap Portfolio – Service Class 2
Overseas Portfolio – Service Class 2
Franklin Templeton VIP Trust:
Franklin Global Real Estate VIP Fund – Class 2
Franklin Income VIP Fund – Class 4
Franklin Rising Dividends VIP Fund – Class 4
Franklin Small Cap Value VIP Fund – Class 2
Franklin U.S. Government Securities VIP Fund – Class 2
Templeton Global Bond VIP Fund – Class 4
Templeton Growth VIP Fund – Class 2
Goldman Sachs VIT:
Mid Cap Value Fund – Institutional Shares
Mid Cap Value Fund – Service Shares
Multi–Strategy Alternatives Portfolio – Service Shares
Small Cap Equity Insights Fund – Institutional Shares
Small Cap Equity Insights Fund – Service Shares
Guggenheim Investments VIF:
Global Managed Futures Strategy Fund
Multi-Hedge Strategies Fund
Series F (Guggenheim Floating Rate Strategies Series)
Invesco V.I.:
American Franchise Fund – Series I Shares
American Value Fund – Series I Shares
Balanced-Risk Allocation Fund – Series II Shares
Core Equity Fund – Series I Shares
Discovery Mid Cap Growth Fund – Series I Shares
EQV International Equity Fund – Series I Shares

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

EQV International Equity Fund – Series II Shares
Health Care Fund – Series I Shares
Health Care Fund – Series II Shares
Main Street Small Cap Fund – Series II Shares
Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Janus Henderson Global Sustainable Equity Portfolio – Service Shares
Janus Henderson Series:
Balanced Portfolio – Service Shares
Enterprise Portfolio – Service Shares
Flexible Bond Portfolio – Service Shares
Global Technology and Innovation Portfolio – Service Shares
LVIP American Century:
Capital Appreciation Fund – Standard Class II
Disciplined Core Value Fund – Standard Class II
Inflation Protection Fund – Service Class
Mid Cap Value Fund – Service Class
Ultra Fund – Service Class
Ultra Fund – Standard Class II
Value Fund – Service Class
Macquarie VIP Small Cap Value Series – Service Class:
MFS®:
International Intrinsic Value Portfolio – Service Class
New Discovery Series – Service Class
Utilities Series – Service Class
Value Series – Service Class
Neuberger Berman AMT:
Mid Cap Growth Portfolio – Class S Shares
Sustainable Equity Portfolio – Class I Shares
Sustainable Equity Portfolio – Class S Shares
PIMCO VIT:
All Asset Portfolio – Administrative Class
All Asset Portfolio – Advisor Class
CommodityRealReturn® Strategy Portfolio – M Class
Emerging Markets Bond Portfolio – Administrative Class
High Yield Portfolio – Administrative Class
Low Duration Portfolio – Advisor Class
Total Return Portfolio – Administrative Class
Rydex VI:
Basic Materials Fund
Commodities Strategy Fund
NASDAQ 100 Fund
T. Rowe Price:
Blue Chip Growth Portfolio – II
Health Sciences Portfolio – II
The Merger Fund VL
TOPS®:
Aggressive Growth ETF Portfolio – Investor Class Shares
Balanced ETF Portfolio – Investor Class Shares
Conservative ETF Portfolio – Investor Class Shares

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Growth ETF Portfolio – Investor Class Shares
Moderate Growth ETF Portfolio – Investor Class Shares

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

VanEck VIP Trust:
Global Gold Fund – Class S Shares
Global Resources Fund – Class S Shares

(1) Organized by Principal Life.

                During 2024, the following divisions were liquidated and subsequently reinvested:

Date	Liquidation Division	Reinvested Division	Transferred Assets
April 27, 2024	American Century VP Capital Appreciation Fund – Class I	LVIP American Century Capital Appreciation Fund – Standard Class II	$1,051,708
April 27, 2024	American Century VP Disciplined Core Value Fund – Class I	LVIP American Century Disciplined Core Value Fund – Standard Class II	8,694,035
April 27, 2024	American Century VP Inflation Protection Fund – Class II	LVIP American Century Inflation Protection Fund – Service Class	24,304,300
April 27, 2024	American Century VP Mid Cap Value Fund – Class II	LVIP American Century Mid Cap Value Fund – Service Class	5,366,529
April 27, 2024	American Century VP Ultra Fund – Class I	LVIP American Century Ultra Fund – Standard Class II	3,740,655
April 27, 2024	American Century VP Ultra Fund – Class II	LVIP American Century Ultra Fund – Service Class	17,336,036
April 27, 2024	American Century VP Value Fund – Class II	LVIP American Century Value Fund – Service Class	15,275,375
April 27, 2024	DWS Equity 500 Index VIP – Class B2	Fidelity VIP Government Money Market Portfolio – Service Class 2	2,620,228
August 15, 2024	Guggenheim Investments VIF Long Short Equity Fund	Fidelity VIP Government Money Market Portfolio – Service Class 2	446,949

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

•Bankers Flexible Annuity;
•Pension Builder Plus;
•Pension Builder Plus-Rollover IRA;
•Personal Variable Annuity Contract;
•Premier Variable Annuity Contract;
•Principal® Freedom Variable Annuity;
•Principal® Freedom Variable Annuity 2;
•Principal® Investment Plus Variable Annuity;
•Principal® Investment Plus Variable Annuity with Premium Payment Credit Rider;
•Principal® Lifetime Income Solutions Variable Annuity;
•Principal® Lifetime Income Solutions II Variable Annuity;
•Principal® Pivot Series Variable Annuity;
•Principal® Pivot Series Variable Annuity with Liquidity Max Rider;
•Principal® Pivot Series Variable Annuity v2;
•Principal® Pivot Series Variable Annuity v3;
•Principal® Variable Annuity (Flexible Variable Annuity) and
•Principal® Variable Annuity (Flexible Variable Annuity with Purchase Payment Credit).

Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are given the option of withdrawing their funds

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

or transferring to another contract at any time. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2024. Realized capital gains (losses) on sale of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date. The total net assets reported on the prior year statement as of December 31, 2023, does not reflect $21,574,713 of accrued administrative fees and mortality expenses that were reported in expense and liabilities for applicable separate accounts in the separate account annual statement filed with the National Association of Insurance Commissioners.

Fair Value Measurements

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

    All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, all investments are reflected in Level 1 of the fair value hierarchy.

Recent Accounting Pronouncements

As of December 31, 2024, the Separate Account adopted the Improvements to Reportable Segment standard. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s statement of assets and liabilities, statement of operations or statement of changes in net assets. The intent of this authoritative guidance is to enhance disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

Segment Information

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is responsible for deciding which divisions are made available to policyholders and the ongoing assessment of those divisions.

The Variable Annuity Registered Separate Accounts Governance Committee acts as the Separate Account’s CODM assessing performance and making decisions about variable annuity products. Each division represents a single operating segment, as the CODM monitors the operating results of the division and as a whole, the division’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the division’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as total net assets and significant segment expenses are listed on the accompanying Statement of Operations.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus-Rollover IRA – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.00% for a Rollover IRA) of the asset value of each contract. A contingent sales charge of up to 7.00% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon the number of participants under the retirement plan and their participant investment account values.

Personal Variable Annuity Contract – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values that correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Annuity Contact – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. The amount varies by Plan document and contract account balance.

Principal® Freedom Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate of 0.85% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 1.40%. Principal Life reserves the right to charge an additional administrative fee of 0.15% of the asset value of each division. This charge is not currently assessed. A surrender charge up to 6.00% may be deducted from the withdrawals made within the

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Freedom Variable Annuity 2 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 0.95% of the asset value of the contract. Principal Life reserves the right to charge an additional administrative fee of 0.15% of the asset value of each division. This charge is not currently assessed. A surrender charge up to 3.00% may be deducted from the withdrawals made within the first 4 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Investment Plus Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. The product also contains optional Benefit Riders which if elected have additional annual charges. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed. If the Premium Payment Credit Rider is elected, Principal Life charges 0.60% of the average daily net assets of the Separate Account divisions. This rider charge is assessed until completion of the 8th contract year. With the Premium Payment Credit Rider, a surrender charge up to 8% may be deducted from withdrawals made within the first 9 years of the contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider.

Principal® Lifetime Income Solutions Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Lifetime Income Solutions II Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Pivot Series Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 1.00% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract with applications signed before April 6, 2017 and up to 6.00% may be deducted from the withdrawals made within the first 5 years of a contract with applications signed on or after April 6, 2017 with the except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Pivot Series Variable Annuity v2 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 0.85% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract with applications signed before April 6, 2017 and up to 6.00% may be deducted from the withdrawals made within the first 5 years of a contract with applications signed on or after April 6, 2017 with the except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Pivot Series Variable Annuity v3 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 0.60% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract with applications signed before April 6, 2017 and up to 6.00% may be deducted from the withdrawals made within the first 5 years of a contract with applications signed on or after April 6, 2017 with the except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Variable Annuity (Flexible Variable Annuity) – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 1.25% of the asset value of the contract. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. Principal Life charges a daily Separate Account

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

administrative fee of 0.05% of the asset value of each division and is deducted from the daily unit value. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed. If the Purchase Payment Credit Rider is elected, Principal Life charges 0.60% of the average daily net assets of the Separate Account divisions. This rider charge is assessed until completion of the 8th contract year. With the Purchase Payment Credit Rider, a surrender charge up to 8% may be deducted from withdrawals made within the first 9 years of the contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider.

During the year ended December 31, 2024, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC. (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc. computed at an annual percentage rate of each of the Account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees.

The annual rates used in this calculation for each of the other Accounts are shown in the following tables:

		Net Assets of Account
		(in millions)
		First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account		0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account		0.50	0.48	0.46	0.45	0.44
LargeCap Growth Account I		0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account		0.79	0.77	0.73	0.70	0.68
SmallCap Account		0.85	0.80	0.75	0.70	0.65

	Net Assets of Account
	(in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

		Net Assets of Account
		(in millions)
		First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account		0.81%	0.78%	0.75%	0.70%	0.65%
Global Emerging Markets Account		1.00	0.98	0.96	0.95	0.90

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	Net Assets of Account
	(in millions)
	First $500	Over $500
Blue Chip Account	0.60%	0.55%
Principal Capital Appreciation Account	0.625	0.50
Short-Term Income Account	0.40	0.39

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	Net Assets of Account
	(in billions)
	First $3	Over $3
Diversified Growth Account	0.05%	0.04%
LargeCap S&P 500 Index Account	0.20	0.18

All Net Assets
Diversified Balanced Account	0.05%
Diversified Balanced Adaptive Allocation Account	0.12
Diversified Balanced Strategic Allocation Account	0.05
Diversified Growth Adaptive Allocation Account	0.12
Diversified Growth Strategic Allocation Account	0.05
Diversified Income Account	0.05
U.S. LargeCap Buffer January Account	0.69
U.S. LargeCap Buffer April Account	0.69
U.S. LargeCap Buffer July Account	0.69
U.S. LargeCap Buffer October Account	0.69

The Manager has contractually agreed to waive certain of the Accounts’ investment advisory and management fees. The expense waiver will reduce the Account’s investment advisory and management fees. The waivers are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The waivers were as follows:

	From January 1, 2024 through December 31, 2024
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2025

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits were as follows:

	From January 1, 2024 through December 31, 2024
	Class 1	Class 2	Class 3	Expiration
Blue Chip Account	N/A	N/A	1.05%	April 30, 2025
Diversified Balanced Strategic Allocation Account	N/A	0.31%	N/A	April 30, 2025
LargeCap Growth Account I	0.69%	N/A	N/A	April 30, 2025
U.S. LargeCap Buffer January Account	N/A	0.95	N/A	April 30, 2025
U.S. LargeCap Buffer April Account	N/A	0.95	N/A	April 30, 2025
U.S. LargeCap Buffer July Account	N/A	0.95	N/A	April 30, 2025
U.S. LargeCap Buffer October Account	N/A	0.95	N/A	April 30, 2025

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2024:

Division	Purchases	Sales

AllianceBernstein VPS Discovery Value Portfolio – Class A	$237,013	$941,699

AllianceBernstein VPS Small Cap Growth Portfolio – Class A	$32,545	$648,692

ALPS Global Opportunity Portfolio – Class III	$183,364	$214,995

American Funds Insurance Series – American High-Income Trust – Class 2 Shares	$357,304	$361,768

American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	$1,120,534	$1,022,522

American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	$4,966,935	$4,108,340

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	$156,925	$298,821

American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares	$512,969	$552,417

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	$5,039	$9

American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	$543,267	$1,119

American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	$566,442	$486,150

American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares	$631,299	$1,206,801

American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	$135,299	$79,496

American Funds Insurance Series – New World Fund – Class 2 Shares	$125,702	$337,548

American Funds Insurance Series – New World Fund – Class 4 Shares	$1,001,207	$1,059,867

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	$758,035	$1,037,508

American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	$3,195,689	$2,453,721

BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	$5,757,272	$2,982,440

BlackRock Advantage SMID Cap V.I. Fund – Class III	$306,075	$256,521

BlackRock Global Allocation V.I. Fund – Class III	$431,070	$281,506

Blue Chip Account – Class 3	$5,395,987	$2,766,117

BNY Mellon IP MidCap Stock Portfolio – Service Shares	$83,384	$409,086

BNY Mellon IP Technology Growth Portfolio – Service Shares	$507,642	$2,164,508

Clearbridge Variable Small Cap Growth Portfolio – Class II Shares	$757,005	$607,851

Columbia VP – Limited Duration Credit Fund – Class 2	$2,537,494	$1,774,896

Columbia VP – Small Cap Value Fund – Class 2	$978,645	$595,319

Core Plus Bond Account – Class 1	$10,741,070	$17,049,741

CVT EAFE International Index Portfolio – Class F	$1,054,728	$769,394

CVT Investment Grade Bond Index Portfolio – Class F	$1,198,672	$734,622

CVT Nasdaq 100 Index Portfolio – Class F	$3,237,951	$1,149,695

CVT Russell 2000 Small Cap Index Portfolio – Class F	$1,480,910	$1,607,364

CVT S&P MidCap 400 Index Portfolio – Class F	$1,326,654	$1,397,069

Diversified Balanced Account – Class 1	$1,285,648	$2,984,406

Diversified Balanced Account – Class 2	$59,159,782	$205,674,359

Diversified Balanced Adaptive Allocation Account – Class 2	$19,891,109	$39,467,935

Diversified Balanced Strategic Allocation Account – Class 2	$13,645,130	$40,693,756

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
Diversified Growth Account – Class 2	$282,621,531	$1,182,908,962

Diversified Growth Adaptive Allocation Account – Class 2	$205,150,096	$205,038,838

Diversified Growth Strategic Allocation Account – Class 2	$51,771,481	$117,800,180

Diversified Income Account – Class 2	$53,425,516	$93,127,431

Diversified International Account – Class 1	$5,384,620	$15,322,308

DWS Alternative Asset Allocation VIP – Class B	$13,215	$14,877

DWS Small Mid Cap Value VIP – Class B	$196,257	$469,797

EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB	$93,417	$228,416

EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	$275,325	$95,898

EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	$127,509	$286,185

EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	$93,433	$68,919

EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB	$669,543	$271,270

Equity Income Account – Class 1	$9,126,611	$37,132,562

Equity Income Account – Class 2	$2,669,260	$2,049,174

Fidelity VIP Contrafund® Portfolio – Service Class	$4,807,955	$7,374,583

Fidelity VIP Contrafund® Portfolio – Service Class 2	$14,752,767	$17,323,547

Fidelity VIP Energy Portfolio – Service Class 2	$906,426	$647,787

Fidelity VIP Equity-Income Portfolio – Service Class 2	$2,308,133	$4,661,332

Fidelity VIP Freedom 2020 Portfolio – Service Class 2	$649,608	$486,901

Fidelity VIP Freedom 2030 Portfolio – Service Class 2	$985,276	$291,577

Fidelity VIP Freedom 2040 Portfolio – Service Class 2	$224,648	$731,209

Fidelity VIP Freedom 2050 Portfolio – Service Class 2	$174,680	$331,779

Fidelity VIP Government Money Market Portfolio – Initial Class	$18,844,105	$20,832,114

Fidelity VIP Government Money Market Portfolio – Service Class 2	$79,227,434	$74,243,458

Fidelity VIP Growth Portfolio – Service Class	$4,260,139	$2,733,859

Fidelity VIP Growth Portfolio – Service Class 2	$3,385,930	$3,236,862

Fidelity VIP Health Care Portfolio – Service Class 2	$674,859	$222,354

Fidelity VIP Mid Cap Portfolio – Service Class	$73,997	$55,132

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
Fidelity VIP Mid Cap Portfolio – Service Class 2	$5,371,310	$6,235,845

Fidelity VIP Overseas Portfolio – Service Class 2	$3,217,121	$4,239,217

Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	$118,138	$302,859

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4	$1,340,492	$972,726

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	$1,964,355	$1,101,372

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	$449,186	$633,158

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	$2,499,588	$2,011,282

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4	$406,164	$599,573

Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	$19,411	$43,027

Global Emerging Markets Account – Class 1	$1,825,530	$6,066,053

Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	$969,167	$2,056,611

Goldman Sachs VIT – Mid Cap Value Fund – Service Shares	$528,654	$947,922

Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	$87,058	$19,860

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	$505,340	$1,020,009

Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	$265,719	$369,499

Government & High Quality Bond Account – Class 1	$6,022,540	$10,935,916

Guggenheim Investments VIF Global Managed Futures Strategy Fund	$79,739	$71,759

Guggenheim Investments VIF Multi-Hedge Strategies Fund	$85,409	$164,391

Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	$1,587,385	$1,948,790

Invesco V.I. American Franchise Fund – Series I Shares	$191,503	$836,136

Invesco V.I. American Value Fund – Series I Shares	$407,781	$1,053,743

Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	$399,074	$383,716

Invesco V.I. Core Equity Fund – Series I Shares	$1,156,758	$2,117,789

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	$100,991	$145,791

Invesco V.I. EQV International Equity Fund – Series I Shares	$390,257	$800,137

Invesco V.I. EQV International Equity Fund – Series II Shares	$722,626	$658,776

Invesco V.I. Health Care Fund – Series I Shares	$224,022	$1,283,747

Invesco V.I. Health Care Fund – Series II Shares	$536,936	$1,335,427

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
Invesco V.I. Main Street Small Cap Fund – Series II Shares	$35,203	$58,579

Invesco V.I. Small Cap Equity Fund – Series I Shares	$497,213	$1,631,820

Invesco V.I. Technology Fund – Series I Shares	$200,791	$518,783

Janus Henderson Global Sustainable Equity Portfolio – Service Shares	$109,475	$12,619

Janus Henderson Series Balanced Portfolio – Service Shares	$1,257,480	$1,265,205

Janus Henderson Series Enterprise Portfolio – Service Shares	$555,370	$1,106,923

Janus Henderson Series Flexible Bond Portfolio – Service Shares	$2,644,048	$1,689,337

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	$2,513,675	$1,999,489

LargeCap Growth Account I – Class 1	$11,307,543	$30,932,758

LargeCap S&P 500 Index Account – Class 1	$11,305,552	$19,419,834

LargeCap S&P 500 Index Account – Class 2	$20,198,180	$11,536,147

LVIP American Century Capital Appreciation Fund – Standard Class II	$1,097,280	$142,902

LVIP American Century Disciplined Core Value Fund – Standard Class II	$8,850,393	$961,352

LVIP American Century Inflation Protection Fund – Service Class	$26,350,020	$4,363,772

LVIP American Century Mid Cap Value Fund – Service Class	$5,689,554	$1,150,940

LVIP American Century Ultra Fund – Service Class	$18,303,546	$4,956,405

LVIP American Century Ultra Fund – Standard Class II	$3,841,393	$815,256

LVIP American Century Value Fund – Service Class	$16,808,679	$1,766,346

Macquarie VIP Small Cap Value Series – Service Class	$164,790	$496,183

MFS® International Intrinsic Value Portfolio – Service Class	$1,013,799	$1,279,057

MFS® New Discovery Series – Service Class	$350,624	$870,422

MFS® Utilities Series – Service Class	$1,819,490	$3,554,407

MFS® Value Series – Service Class	$312,633	$662,972

MidCap Account – Class 1	$28,994,735	$54,960,531

MidCap Account – Class 2	$6,875,549	$3,691,866

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	$473,087	$617,608

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	$266,183	$1,499,404

Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares	$258,146	$31,149

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
PIMCO VIT All Asset Portfolio – Administrative Class	$155,199	$240,852

PIMCO VIT All Asset Portfolio – Advisor Class	$158,040	$26,157

PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class	$71,561	$67,342

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	$130,162	$119,646

PIMCO VIT High Yield Portfolio – Administrative Class	$4,582,004	$4,639,393

PIMCO VIT Low Duration Portfolio – Advisor Class	$3,485,239	$2,281,726

PIMCO VIT Total Return Portfolio – Administrative Class	$5,485,651	$4,902,199

Principal Capital Appreciation Account – Class 1	$4,781,439	$21,056,141

Principal Capital Appreciation Account – Class 2	$2,530,154	$2,974,539

Principal LifeTime 2020 Account – Class 1	$2,418,524	$10,011,268

Principal LifeTime 2030 Account – Class 1	$2,383,849	$10,553,524

Principal LifeTime 2040 Account – Class 1	$529,753	$1,962,552

Principal LifeTime 2050 Account – Class 1	$352,644	$1,947,656

Principal LifeTime Strategic Income Account – Class 1	$570,172	$4,061,489

Real Estate Securities Account – Class 1	$3,814,668	$9,802,220

Real Estate Securities Account – Class 2	$1,534,585	$2,383,692

Rydex VI Basic Materials Fund	$61,219	$108,770

Rydex VI Commodities Strategy Fund	$287,031	$423,109

Rydex VI NASDAQ 100 Fund	$792,325	$2,277,474

SAM Balanced Portfolio – Class 1	$10,648,403	$74,511,678

SAM Balanced Portfolio – Class 2	$4,008,052	$6,121,242

SAM Conservative Balanced Portfolio – Class 1	$2,840,077	$12,604,368

SAM Conservative Balanced Portfolio – Class 2	$2,195,231	$4,001,348

SAM Conservative Growth Portfolio – Class 1	$1,792,020	$14,148,337

SAM Conservative Growth Portfolio – Class 2	$1,750,729	$4,653,315

SAM Flexible Income Portfolio – Class 1	$4,208,772	$14,740,099

SAM Flexible Income Portfolio – Class 2	$2,790,425	$6,733,367

SAM Strategic Growth Portfolio – Class 1	$1,470,267	$9,506,109

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

Division	Purchases	Sales
SAM Strategic Growth Portfolio – Class 2	$3,915,222	$2,201,259

Short-Term Income Account – Class 1	$7,663,302	$11,514,093

SmallCap Account – Class 1	$4,958,946	$14,207,832

SmallCap Account – Class 2	$734,235	$1,000,122

T. Rowe Price Blue Chip Growth Portfolio – II	$7,605,746	$10,035,315

T. Rowe Price Health Sciences Portfolio – II	$1,813,781	$3,305,320

The Merger Fund VL	$41,132	$74,492

TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares	$180,413	$47,113

TOPS® Balanced ETF Portfolio – Investor Class Shares	$1,187,496	$296,438

TOPS® Conservative ETF Portfolio – Investor Class Shares	$422,792	$474,491

TOPS® Growth ETF Portfolio – Investor Class Shares	$333,619	$253,928

TOPS® Moderate Growth ETF Portfolio – Investor Class Shares	$184,431	$59,016

U.S. LargeCap Buffer April Account – Class 2	$97,857,884	$85,825,112

U.S. LargeCap Buffer January Account – Class 2	$80,330,212	$77,749,383

U.S. LargeCap Buffer July Account – Class 2	$80,009,151	$102,948,501

U.S. LargeCap Buffer October Account – Class 2	$83,565,984	$47,546,673

VanEck VIP Trust Global Gold Fund – Class S Shares	$1,186,877	$336,330

VanEck VIP Trust Global Resources Fund – Class S Shares	$414,294	$935,556

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

AllianceBernstein VPS Discovery Value Portfolio – Class A	3,166	42,423	(39,257)	9,035	61,380	(52,345)

AllianceBernstein VPS Small Cap Growth Portfolio – Class A	484	11,008	(10,524)	2,111	11,356	(9,245)

ALPS Global Opportunity Portfolio – Class III	7,003	12,451	(5,448)	1,700	15,961	(14,261)

American Funds Insurance Series – American High-Income Trust – Class 2 Shares	21,233	24,823	(3,590)	13,276	18,455	(5,179)

American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	51,528	53,780	(2,252)	9,645	12,830	(3,185)

American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	222,344	246,277	(23,933)	250,947	157,525	93,422

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	7,222	20,563	(13,341)	7,195	17,045	(9,850)

American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares	28,790	41,349	(12,559)	35,812	46,069	(10,257)

American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	443	—	443	—	—	—

American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	48,597	32	48,565	—	—	—

American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	21,905	30,976	(9,071)	73,604	30,470	43,134

American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares	35,099	64,477	(29,378)	41,138	50,339	(9,201)

American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	14,105	7,899	6,206	13,387	22,020	(8,633)

American Funds Insurance Series – New World Fund – Class 2 Shares	6,856	21,171	(14,315)	5,213	24,525	(19,312)

American Funds Insurance Series – New World Fund – Class 4 Shares	68,316	74,863	(6,547)	90,056	79,042	11,014

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	31,318	45,655	(14,337)	41,332	78,981	(37,649)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	157,559	128,927	28,632	172,625	115,853	56,772

BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	309,804	195,634	114,170	587,285	363,917	223,368

BlackRock Advantage SMID Cap V.I. Fund – Class III	15,942	14,157	1,785	28,019	40,783	(12,764)

BlackRock Global Allocation V.I. Fund – Class III	5,514	18,232	(12,718)	12,215	29,795	(17,580)

Blue Chip Account – Class 3	463,491	220,427	243,064	535,912	186,670	349,242

BNY Mellon IP MidCap Stock Portfolio – Service Shares	3,954	26,287	(22,333)	21,975	8,064	13,911

BNY Mellon IP Technology Growth Portfolio – Service Shares	7,362	29,199	(21,837)	20,399	39,776	(19,377)

Clearbridge Variable Small Cap Growth Portfolio – Class II Shares	40,780	37,624	3,156	31,216	34,022	(2,806)

Columbia VP – Limited Duration Credit Fund – Class 2	208,530	154,968	53,562	112,145	101,215	10,930

Columbia VP – Small Cap Value Fund – Class 2	48,309	34,954	13,355	57,921	19,962	37,959

Core Plus Bond Account – Class 1	519,349	851,409	(332,060)	386,551	713,400	(326,849)

CVT EAFE International Index Portfolio – Class F	74,760	58,756	16,004	107,467	43,519	63,948

CVT Investment Grade Bond Index Portfolio – Class F	102,624	67,874	34,750	133,255	86,807	46,448

CVT Nasdaq 100 Index Portfolio – Class F	194,812	75,307	119,505	256,050	67,567	188,483

CVT Russell 2000 Small Cap Index Portfolio – Class F	87,292	107,547	(20,255)	93,213	55,637	37,576

CVT S&P MidCap 400 Index Portfolio – Class F	46,240	76,609	(30,369)	118,288	58,613	59,675

Diversified Balanced Account – Class 1	27,064	191,442	(164,378)	69,952	227,030	(157,078)

Diversified Balanced Account – Class 2	1,407,714	9,149,435	(7,741,721)	1,521,454	6,391,941	(4,870,487)

Diversified Balanced Adaptive Allocation Account – Class 2	971,466	2,674,404	(1,702,938)	2,272,860	1,460,599	812,261

Diversified Balanced Strategic Allocation Account – Class 2	540,555	2,509,413	(1,968,858)	803,669	2,372,514	(1,568,845)

Diversified Growth Account – Class 2	7,875,373	43,717,817	(35,842,444)	5,072,477	21,453,654	(16,381,177)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Diversified Growth Adaptive Allocation Account – Class 2	10,640,740	12,308,280	(1,667,540)	11,787,728	6,123,771	5,663,957

Diversified Growth Strategic Allocation Account – Class 2	2,349,811	6,473,336	(4,123,525)	1,435,270	3,848,184	(2,412,914)

Diversified Income Account – Class 2	2,989,882	5,926,532	(2,936,650)	1,787,659	3,857,779	(2,070,120)

Diversified International Account – Class 1	163,589	481,436	(317,847)	87,663	422,323	(334,660)

DWS Alternative Asset Allocation VIP – Class B	476	1,065	(589)	2,145	3,086	(941)

DWS Small Mid Cap Value VIP – Class B	9,270	33,377	(24,107)	13,790	31,760	(17,970)

EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB	5,518	16,186	(10,668)	12,232	6,506	5,726

EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	12,430	5,378	7,052	20,658	12,429	8,229

EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	8,393	20,144	(11,751)	4,642	4,865	(223)

EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	2,706	3,884	(1,178)	5,827	6,913	(1,086)

EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB	30,389	13,585	16,804	44,527	25,683	18,844

Equity Income Account – Class 1	232,053	1,296,601	(1,064,548)	253,647	1,295,375	(1,041,728)

Equity Income Account – Class 2	128,327	106,831	21,496	177,437	118,413	59,024

Fidelity VIP Contrafund® Portfolio – Service Class	11,125	102,457	(91,332)	7,441	120,560	(113,119)

Fidelity VIP Contrafund® Portfolio – Service Class 2	268,064	421,054	(152,990)	349,216	420,942	(71,726)

Fidelity VIP Energy Portfolio – Service Class 2	80,370	60,415	19,955	183,546	168,060	15,486

Fidelity VIP Equity-Income Portfolio – Service Class 2	18,358	124,523	(106,165)	21,516	126,570	(105,054)

Fidelity VIP Freedom 2020 Portfolio – Service Class 2	33,302	35,444	(2,142)	158,992	21,332	137,660

Fidelity VIP Freedom 2030 Portfolio – Service Class 2	63,455	18,904	44,551	75,103	47,055	28,048

Fidelity VIP Freedom 2040 Portfolio – Service Class 2	7,899	43,775	(35,876)	58,267	5,940	52,327

Fidelity VIP Freedom 2050 Portfolio – Service Class 2	7,724	18,750	(11,026)	42,579	12,049	30,530

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

Fidelity VIP Government Money Market Portfolio – Initial Class	3,348,780	3,753,453	(404,673)	3,148,614	2,876,089	272,525

Fidelity VIP Government Money Market Portfolio – Service Class 2	7,401,722	7,076,936	324,786	8,369,322	7,810,755	558,567

Fidelity VIP Growth Portfolio – Service Class	6,866	45,980	(39,114)	8,789	44,466	(35,677)

Fidelity VIP Growth Portfolio – Service Class 2	9,219	42,464	(33,245)	11,216	54,666	(43,450)

Fidelity VIP Health Care Portfolio – Service Class 2	56,891	17,981	38,910	59,183	9,142	50,041

Fidelity VIP Mid Cap Portfolio – Service Class	2,748	2,748	—	6,019	6,019	—

Fidelity VIP Mid Cap Portfolio – Service Class 2	81,231	197,778	(116,547)	95,863	145,055	(49,192)

Fidelity VIP Overseas Portfolio – Service Class 2	121,185	166,868	(45,683)	149,482	264,507	(115,025)

Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	8,460	26,583	(18,123)	9,562	29,952	(20,390)

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4	74,141	70,083	4,058	142,879	28,693	114,186

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	75,503	52,542	22,961	120,463	94,051	26,412

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	10,398	17,693	(7,295)	6,774	25,287	(18,513)

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	251,069	206,100	44,969	118,040	77,141	40,899

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4	52,358	74,167	(21,809)	72,098	73,614	(1,516)

Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	401	1,293	(892)	17	1,103	(1,086)

Global Emerging Markets Account – Class 1	42,837	225,435	(182,598)	44,005	186,866	(142,861)

Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	9,480	45,287	(35,807)	9,820	53,274	(43,454)

Goldman Sachs VIT – Mid Cap Value Fund – Service Shares	19,693	54,240	(34,547)	25,120	25,324	(204)

Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	6,045	1,312	4,733	1,546	7,415	(5,869)

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	4,952	27,580	(22,628)	4,503	33,388	(28,885)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	10,149	22,560	(12,411)	18,120	9,331	8,789

Government & High Quality Bond Account – Class 1	565,085	1,032,352	(467,267)	454,422	1,291,905	(837,483)

Guggenheim Investments VIF Global Managed Futures Strategy Fund	6,023	6,786	(763)	5,887	143,346	(137,459)

Guggenheim Investments VIF Multi-Hedge Strategies Fund	5,421	14,344	(8,923)	2,736	26,025	(23,289)

Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	97,355	159,033	(61,678)	182,915	171,163	11,752

Invesco V.I. American Franchise Fund – Series I Shares	4,188	18,161	(13,973)	9,531	15,468	(5,937)

Invesco V.I. American Value Fund – Series I Shares	25,575	78,517	(52,942)	15,809	74,602	(58,793)

Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	28,442	31,768	(3,326)	58,412	54,983	3,429

Invesco V.I. Core Equity Fund – Series I Shares	2,291	63,418	(61,127)	6,264	60,250	(53,986)

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	6,732	8,997	(2,265)	1,249	16,795	(15,546)

Invesco V.I. EQV International Equity Fund – Series I Shares	19,644	48,612	(28,968)	14,160	81,330	(67,170)

Invesco V.I. EQV International Equity Fund – Series II Shares	51,185	49,639	1,546	60,091	51,025	9,066

Invesco V.I. Health Care Fund – Series I Shares	8,097	45,108	(37,011)	9,146	34,439	(25,293)

Invesco V.I. Health Care Fund – Series II Shares	33,260	78,775	(45,515)	22,247	65,337	(43,090)

Invesco V.I. Main Street Small Cap Fund – Series II Shares	760	2,096	(1,336)	2,346	641	1,705

Invesco V.I. Small Cap Equity Fund – Series I Shares	7,992	38,987	(30,995)	8,892	34,762	(25,870)

Invesco V.I. Technology Fund – Series I Shares	2,346	17,360	(15,014)	26,329	27,950	(1,621)

Janus Henderson Global Sustainable Equity Portfolio – Service Shares	8,407	820	7,587	10,780	188	10,592

Janus Henderson Series Balanced Portfolio – Service Shares	100,394	109,023	(8,629)	222,078	68,683	153,395

Janus Henderson Series Enterprise Portfolio – Service Shares	4,686	25,924	(21,238)	4,988	35,536	(30,548)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Janus Henderson Series Flexible Bond Portfolio – Service Shares	214,231	155,796	58,435	241,855	149,893	91,962

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	108,084	82,914	25,170	62,584	43,273	19,311

LargeCap Growth Account I – Class 1	266,176	452,367	(186,191)	188,979	383,253	(194,274)

LargeCap S&P 500 Index Account – Class 1	232,202	443,193	(210,991)	152,306	517,170	(364,864)

LargeCap S&P 500 Index Account – Class 2	724,440	504,539	219,901	607,882	606,578	1,304

LVIP American Century Capital Appreciation Fund – Standard Class II	46,024	5,322	40,702	—	—	—

LVIP American Century Disciplined Core Value Fund – Standard Class II	265,598	26,253	239,345	—	—	—

LVIP American Century Inflation Protection Fund – Service Class	2,033,938	312,784	1,721,154	—	—	—

LVIP American Century Mid Cap Value Fund – Service Class	163,160	31,026	132,134	—	—	—

LVIP American Century Ultra Fund – Service Class	293,786	69,549	224,237	—	—	—

LVIP American Century Ultra Fund – Standard Class II	70,966	12,982	57,984	—	—	—

LVIP American Century Value Fund – Service Class	622,665	56,893	565,772	—	—	—

Macquarie VIP Small Cap Value Series – Service Class	4,082	23,746	(19,664)	5,463	31,133	(25,670)

MFS® International Intrinsic Value Portfolio – Service Class	39,695	78,138	(38,443)	76,977	113,743	(36,766)

MFS® New Discovery Series – Service Class	21,560	45,723	(24,163)	43,653	63,988	(20,335)

MFS® Utilities Series – Service Class	69,988	168,680	(98,692)	74,473	192,177	(117,704)

MFS® Value Series – Service Class	1,731	15,190	(13,459)	7,572	44,362	(36,790)

MidCap Account – Class 1	46,463	317,289	(270,826)	39,048	274,640	(235,592)

MidCap Account – Class 2	316,594	228,613	87,981	290,702	189,933	100,769

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	14,542	29,695	(15,153)	14,031	39,143	(25,112)

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	1,202	28,865	(27,663)	928	33,488	(32,560)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares	11,823	1,434	10,389	13,412	676	12,736

PIMCO VIT All Asset Portfolio – Administrative Class	3,868	11,788	(7,920)	2,299	25,443	(23,144)

PIMCO VIT All Asset Portfolio – Advisor Class	10,756	1,826	8,930	2,719	2,891	(172)

PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class	5,345	5,336	9	6,573	49,646	(43,073)

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	7,837	11,819	(3,982)	19,546	16,030	3,516

PIMCO VIT High Yield Portfolio – Administrative Class	260,757	307,169	(46,412)	266,674	316,768	(50,094)

PIMCO VIT Low Duration Portfolio – Advisor Class	313,799	220,014	93,785	339,669	258,378	81,291

PIMCO VIT Total Return Portfolio – Administrative Class	412,818	405,933	6,885	396,392	433,865	(37,473)

Principal Capital Appreciation Account – Class 1	49,761	546,248	(496,487)	56,348	472,310	(415,962)

Principal Capital Appreciation Account – Class 2	84,518	120,446	(35,928)	110,196	110,507	(311)

Principal LifeTime 2020 Account – Class 1	20,322	401,699	(381,377)	27,859	449,403	(421,544)

Principal LifeTime 2030 Account – Class 1	45,209	397,014	(351,805)	41,996	247,260	(205,264)

Principal LifeTime 2040 Account – Class 1	6,761	60,482	(53,721)	10,383	58,040	(47,657)

Principal LifeTime 2050 Account – Class 1	4,702	69,790	(65,088)	3,374	76,425	(73,051)

Principal LifeTime Strategic Income Account – Class 1	9,908	221,861	(211,953)	669,503	138,346	531,157

Real Estate Securities Account – Class 1	25,354	122,551	(97,197)	33,835	118,058	(84,223)

Real Estate Securities Account – Class 2	71,970	155,185	(83,215)	99,848	85,218	14,630

Rydex VI Basic Materials Fund	3,535	6,465	(2,930)	7,334	4,837	2,497

Rydex VI Commodities Strategy Fund	23,578	43,544	(19,966)	46,400	164,468	(118,068)

Rydex VI NASDAQ 100 Fund	20,720	78,360	(57,640)	33,494	113,422	(79,928)

SAM Balanced Portfolio – Class 1	270,465	3,183,303	(2,912,838)	227,561	2,403,947	(2,176,386)

SAM Balanced Portfolio – Class 2	227,153	395,517	(168,364)	250,229	394,350	(144,121)

SAM Conservative Balanced Portfolio – Class 1	66,125	604,669	(538,544)	120,770	775,129	(654,359)

SAM Conservative Balanced Portfolio – Class 2	141,264	294,255	(152,991)	159,088	137,219	21,869

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

SAM Conservative Growth Portfolio – Class 1	37,939	523,885	(485,946)	97,467	701,529	(604,062)

SAM Conservative Growth Portfolio – Class 2	87,108	268,444	(181,336)	319,872	341,707	(21,835)

SAM Flexible Income Portfolio – Class 1	136,052	791,216	(655,164)	110,964	960,531	(849,567)

SAM Flexible Income Portfolio – Class 2	170,897	538,450	(367,553)	382,212	358,138	24,074

SAM Strategic Growth Portfolio – Class 1	38,857	327,209	(288,352)	164,861	427,220	(262,359)

SAM Strategic Growth Portfolio – Class 2	224,351	111,940	112,411	163,291	163,628	(337)

Short-Term Income Account – Class 1	521,907	906,180	(384,273)	334,170	1,000,919	(666,749)

SmallCap Account – Class 1	155,731	363,924	(208,193)	92,006	351,134	(259,128)

SmallCap Account – Class 2	42,502	62,502	(20,000)	42,480	52,881	(10,401)

T. Rowe Price Blue Chip Growth Portfolio – II	227,793	304,186	(76,393)	349,976	359,143	(9,167)

T. Rowe Price Health Sciences Portfolio – II	5,594	34,006	(28,412)	8,231	49,288	(41,057)

The Merger Fund VL	2,689	5,840	(3,151)	3,469	9,525	(6,056)

TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares	10,596	2,667	7,929	4,585	7,648	(3,063)

TOPS® Balanced ETF Portfolio – Investor Class Shares	88,188	21,529	66,659	88,773	32,880	55,893

TOPS® Conservative ETF Portfolio – Investor Class Shares	31,207	37,520	(6,313)	26,718	15,089	11,629

TOPS® Growth ETF Portfolio – Investor Class Shares	21,945	16,502	5,443	51,049	9,695	41,354

TOPS® Moderate Growth ETF Portfolio – Investor Class Shares	11,472	3,779	7,693	24,778	6,858	17,920

U.S. LargeCap Buffer April Account – Class 2	7,792,745	6,832,089	960,656	6,459,072	4,532,432	1,926,640

U.S. LargeCap Buffer January Account – Class 2	6,094,333	6,103,115	(8,782)	5,040,564	2,668,875	2,371,689

U.S. LargeCap Buffer July Account – Class 2	5,991,574	7,744,100	(1,752,526)	7,375,372	5,298,230	2,077,142

U.S. LargeCap Buffer October Account – Class 2	5,793,455	3,229,371	2,564,084	938,321	1,034,058	(95,737)

VanEck VIP Trust Global Gold Fund – Class S Shares	98,677	28,453	70,224	17,149	4,621	12,528

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	2024			2023
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

VanEck VIP Trust Global Resources Fund – Class S Shares	28,845	76,212	(47,367)	71,871	156,376	(84,505)

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Separate Account B has presented the following disclosures for 2024, 2023, 2022, 2021 and 2020 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contract options as discussed in Note 2. Additionally, the unit values, expense ratios and total returns are presented as a range of minimum to maximum values. Therefore, some individual contract unit values may not be within the ranges presented.

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

AllianceBernstein VPS Discovery Value Portfolio – Class A:
2024	114	$22.46	to	$20.7	$2,525	0.88%	1.30%	to	2.00%	8.61%	to	7.81%
2023	153	$20.68	to	$19.2	$3,120	1.04%	1.30%	to	2.00%	15.66%	to	14.83%
2022	205	$17.88	to	$16.72	$3,625	1.07%	1.30%	to	2.00%	(16.72)%	to	(17.27)%
2021	259	$21.47	to	$20.21	$5,481	0.80%	1.30%	to	2.00%	34.19%	to	33.22%
2020	256	$16	to	$15.17	$4,034	1.09%	1.30%	to	2.00%	2.04%	to	1.34%

AllianceBernstein VPS Small Cap Growth Portfolio – Class A:
2024	40	$61.39	to	$54.33	$2,468	0.23%	1.40%	to	2.00%	16.98%	to	16.29%
2023	51	$52.48	to	$46.72	$2,662	—%	1.40%	to	2.00%	16.39%	to	15.67%
2022	60	$45.09	to	$40.39	$2,704	—%	1.40%	to	2.00%	(39.94)%	to	(40.30)%
2021	63	$75.08	to	$67.65	$4,755	—%	1.40%	to	2.00%	7.94%	to	7.30%
2020	77	$69.56	to	$63.05	$5,354	—%	1.40%	to	2.00%	51.84%	to	50.91%

ALPS Global Opportunity Portfolio – Class III:
2024	52	$16.86	to	$19.09	$881	8.20%	0.75%	to	1.40%	17.16%	to	16.40%
2023	57	$14.39	to	$16.4	$837	—%	0.75%	to	1.40%	27.80%	to	27.03%
2022	71	$11.26	to	$12.91	$826	11.47%	0.75%	to	1.40%	(29.45)%	to	(29.91)%
2021	82	$15.96	to	$18.42	$1,341	5.54%	0.75%	to	1.40%	23.05%	to	22.23%
2020	55	$12.97	to	$15.07	$747	12.55%	0.75%	to	1.40%	8.44%	to	7.72%

American Funds Insurance Series – American High-Income Trust – Class 2 Shares:
2024	71	$14.28	to	$13.4	$1,010	6.28%	1.30%	to	1.90%	8.18%	to	7.63%
2023	74	$13.2	to	$12.45	$980	6.78%	1.30%	to	1.90%	11.02%	to	10.27%
2022	80	$11.89	to	$11.29	$945	6.77%	1.30%	to	1.90%	(10.40)%	to	(10.96)%
2021	116	$13.27	to	$12.68	$1,535	4.49%	1.30%	to	1.90%	7.02%	to	6.38%
2020	106	$12.4	to	$11.92	$1,309	8.86%	1.30%	to	1.90%	6.53%	to	5.96%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares:
2024	140	$19.24	to	$18.11	$2,666	2.15%	1.30%	to	2.00%	14.93%	to	14.11%
2023	142	$16.74	to	$15.87	$2,347	2.24%	1.30%	to	2.00%	12.80%	to	12.00%
2022	145	$14.84	to	$14.17	$2,130	1.92%	1.30%	to	2.00%	(14.52)%	to	(15.10)%
2021	147	$17.36	to	$16.69	$2,536	1.46%	1.30%	to	2.00%	13.61%	to	12.77%
2020	178	$15.28	to	$14.8	$2,679	1.65%	1.30%	to	2.00%	10.97%	to	10.28%

American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares:
2024	1,519	$16.24	to	$18.32	$24,763	1.96%	0.75%	to	1.40%	15.26%	to	14.50%
2023	1,542	$14.09	to	$16	$21,861	2.09%	0.75%	to	1.40%	13.17%	to	12.44%
2022	1,449	$12.45	to	$14.23	$18,230	1.77%	0.75%	to	1.40%	(14.32)%	to	(14.84)%
2021	1,224	$14.53	to	$16.71	$18,082	1.52%	0.75%	to	1.40%	13.96%	to	13.21%
2020	769	$12.75	to	$14.76	$10,078	1.53%	0.75%	to	1.40%	11.35%	to	10.64%

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares:
2024	73	$15.8	to	$12.75	$1,038	1.08%	1.30%	to	2.00%	1.02%	to	0.31%
2023	87	$15.64	to	$12.71	$1,208	0.26%	1.30%	to	2.00%	14.66%	to	13.89%
2022	96	$13.64	to	$11.16	$1,174	—%	1.30%	to	2.00%	(30.48)%	to	(30.98)%
2021	103	$19.62	to	$16.17	$1,802	—%	1.30%	to	2.00%	5.37%	to	4.66%
2020	116	$18.62	to	$15.45	$1,930	0.16%	1.30%	to	2.00%	28.06%	to	27.16%

American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares:
2024	260	$12.56	to	$14.68	$3,323	0.83%	0.75%	to	1.40%	1.37%	to	0.69%
2023	273	$12.39	to	$14.58	$3,440	0.03%	0.75%	to	1.40%	14.94%	to	14.17%
2022	283	$10.78	to	$12.77	$3,111	—%	0.75%	to	1.40%	(30.23)%	to	(30.67)%
2021	247	$15.45	to	$18.42	$3,932	—%	0.75%	to	1.40%	5.60%	to	4.96%
2020	156	$14.63	to	$17.55	$2,382	0.12%	0.75%	to	1.40%	28.45%	to	27.54%

American Funds Insurance Series – Growth-Income Fund – Class 2 Shares:
2024 (14)	—	$11.14	to	$11.09	$5	4.71%	1.30%	to	2.00%	11.40%	to	10.90%

American Funds Insurance Series – Growth-Income Fund – Class 4 Shares:
2024 (14)	49	$11.16	to	$11.12	$542	3.21%	0.75%	to	1.40%	11.60%	to	11.20%

American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares:
2024	619	$14.08	to	$15.24	$8,760	1.91%	0.75%	to	1.40%	13.73%	to	13.06%
2023	628	$12.38	to	$13.48	$7,830	1.83%	0.75%	to	1.40%	9.46%	to	8.71%
2022	585	$11.31	to	$12.4	$6,675	2.15%	0.75%	to	1.40%	(14.64)%	to	(15.18)%
2021	499	$13.25	to	$14.62	$6,678	1.31%	0.75%	to	1.40%	11.72%	to	10.93%
2020	377	$11.86	to	$13.18	$4,549	1.37%	0.75%	to	1.40%	5.05%	to	4.44%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares:
2024	399	$19.38	to	$22.9	$7,840	0.46%	0.75%	to	1.40%	22.58%	to	21.81%
2023	428	$15.81	to	$18.8	$6,911	0.57%	0.75%	to	1.40%	22.56%	to	21.76%
2022	437	$12.9	to	$15.44	$5,791	1.52%	0.75%	to	1.40%	(25.43)%	to	(25.91)%
2021	330	$17.3	to	$20.84	$5,945	0.57%	0.75%	to	1.40%	12.05%	to	11.32%
2020	241	$15.44	to	$18.72	$3,934	0.78%	0.75%	to	1.40%	31.07%	to	30.18%

American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares:
2024	55	$8.76	to	$8.86	$485	1.20%	0.75%	to	1.40%	(1.24)%	to	(1.77)%
2023	49	$8.87	to	$9.02	$438	1.67%	0.75%	to	1.40%	5.47%	to	4.76%
2022	57	$8.41	to	$8.61	$498	3.21%	0.75%	to	1.40%	(16.15)%	to	(16.73)%
2021	37	$10.03	to	$10.34	$385	0.54%	0.75%	to	1.40%	(4.84)%	to	(5.48)%
2020	26	$10.54	to	$10.94	$287	1.20%	0.75%	to	1.40%	2.03%	to	1.39%

American Funds Insurance Series – New World Fund – Class 2 Shares:
2024	87	$14.6	to	$14.03	$1,290	1.33%	1.30%	to	2.00%	5.11%	to	4.47%
2023	102	$13.89	to	$13.43	$1,429	1.38%	1.30%	to	2.00%	14.51%	to	13.72%
2022	121	$12.13	to	$11.81	$1,485	1.32%	1.30%	to	2.00%	(23.08)%	to	(23.66)%
2021	131	$15.77	to	$15.47	$2,087	0.83%	1.30%	to	2.00%	3.55%	to	2.86%
2020	137	$15.23	to	$15.04	$2,113	0.07%	1.30%	to	2.00%	22.04%	to	21.10%

American Funds Insurance Series – New World Fund – Class 4 Shares:
2024	533	$12.94	to	$13.96	$6,943	1.19%	0.75%	to	1.40%	5.46%	to	4.88%
2023	539	$12.27	to	$13.31	$6,692	1.25%	0.75%	to	1.40%	14.89%	to	14.05%
2022	528	$10.68	to	$11.67	$5,736	1.16%	0.75%	to	1.40%	(22.89)%	to	(23.37)%
2021	438	$13.85	to	$15.23	$6,201	0.73%	0.75%	to	1.40%	3.90%	to	3.18%
2020	266	$13.33	to	$14.76	$3,684	0.04%	0.75%	to	1.40%	22.29%	to	21.58%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares:
2024	136	$23.24	to	$21.88	$3,146	1.57%	1.30%	to	2.00%	17.61%	to	16.76%
2023	151	$19.76	to	$18.74	$2,950	1.77%	1.30%	to	2.00%	15.76%	to	14.97%
2022	188	$17.07	to	$16.3	$3,173	1.83%	1.30%	to	2.00%	(9.63)%	to	(10.24)%
2021	227	$18.89	to	$18.16	$4,240	1.44%	1.30%	to	2.00%	26.19%	to	25.24%
2020	241	$14.97	to	$14.5	$3,563	1.79%	1.30%	to	2.00%	7.23%	to	6.54%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares:
2024	905	$18.99	to	$23.02	$17,435	1.47%	0.75%	to	1.40%	17.95%	to	17.21%
2023	877	$16.1	to	$19.64	$14,365	1.74%	0.75%	to	1.40%	16.08%	to	15.33%
2022	820	$13.87	to	$17.03	$11,641	1.77%	0.75%	to	1.40%	(9.35)%	to	(9.94)%
2021	776	$15.3	to	$18.91	$12,244	1.33%	0.75%	to	1.40%	26.55%	to	25.73%
2020	684	$12.09	to	$15.04	$8,606	1.68%	0.75%	to	1.40%	7.66%	to	6.97%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III:
2024	1,016	$15.39	to	$14.82	$15,658	2.25%	0.75%	to	2.00%	10.56%	to	9.13%
2023	902	$13.92	to	$13.58	$12,582	2.07%	0.75%	to	2.00%	14.38%	to	12.98%
2022	679	$12.17	to	$12.02	$8,275	2.35%	0.75%	to	2.00%	(15.66)%	to	(16.70)%
2021	416	$—	to	$14.43	$6,037	2.54%	0.75%	to	2.00%	10.91%	to	9.48%
2020	119	$13.01	to	$13.18	$1,575	1.81%	0.75%	to	2.00%	13.53%	to	12.07%

BlackRock Advantage SMID Cap V.I. Fund – Class III:
2024	154	$17.28	to	$20.02	$2,705	1.48%	0.75%	to	1.40%	10.84%	to	10.18%
2023	152	$15.59	to	$18.17	$2,414	1.92%	0.75%	to	1.40%	17.75%	to	17.00%
2022	165	$13.24	to	$15.53	$2,237	1.81%	0.75%	to	1.40%	(17.30)%	to	(17.87)%
2021	148	$16.01	to	$18.91	$2,453	1.28%	0.75%	to	1.40%	12.51%	to	11.76%
2020	124	$14.23	to	$16.92	$1,854	2.00%	0.75%	to	1.40%	18.78%	to	17.99%

BlackRock Global Allocation V.I. Fund – Class III:
2024	276	$13.79	to	$13.11	$3,822	1.45%	0.75%	to	2.00%	8.07%	to	6.76%
2023	289	$12.76	to	$12.28	$3,703	2.51%	0.75%	to	2.00%	11.64%	to	10.23%
2022	307	$11.43	to	$11.14	$3,528	—%	0.75%	to	2.00%	(16.69)%	to	(17.73)%
2021	300	$13.72	to	$13.54	$4,163	0.90%	0.75%	to	2.00%	5.62%	to	4.31%
2020	178	$12.99	to	$12.98	$2,356	1.36%	0.75%	to	2.00%	19.83%	to	18.32%

Blue Chip Account – Class 3:
2024	1,603	$12.66	to	$12.11	$20,203	—%	0.75%	to	2.00%	20.11%	to	18.61%
2023	1,360	$10.54	to	$10.21	$14,290	—%	0.75%	to	2.00%	37.96%	to	36.32%
2022	1,011	$7.64	to	$7.49	$7,707	—%	0.75%	to	2.00%	(31.72)%	to	(32.58)%
2021 (7)	625	$11.19	to	$11.11	$6,985	—%	0.75%	to	2.00%	12.01%	to	11.21%

BNY Mellon IP MidCap Stock Portfolio – Service Shares:
2024	66	$15.29	to	$16.82	$1,017	0.65%	0.75%	to	1.40%	11.44%	to	10.80%
2023	88	$13.72	to	$15.18	$1,227	0.49%	0.75%	to	1.40%	17.16%	to	16.32%
2022	74	$11.71	to	$13.05	$891	0.44%	0.75%	to	1.40%	(14.96)%	to	(15.48)%
2021	68	$13.77	to	$15.44	$974	0.43%	0.75%	to	1.40%	24.62%	to	23.82%
2020	57	$11.05	to	$12.47	$664	0.50%	0.75%	to	1.40%	7.07%	to	6.31%

BNY Mellon IP Technology Growth Portfolio – Service Shares:
2024	96	$77.85	to	$68.89	$7,484	—%	1.40%	to	2.00%	23.63%	to	22.89%
2023	118	$62.97	to	$56.06	$7,424	—%	1.40%	to	2.00%	56.80%	to	55.85%
2022	137	$40.16	to	$35.97	$5,492	—%	1.40%	to	2.00%	(47.26)%	to	(47.57)%
2021	157	$76.15	to	$68.61	$11,867	—%	1.40%	to	2.00%	11.07%	to	10.41%
2020	188	$68.56	to	$62.14	$12,758	0.07%	1.40%	to	2.00%	67.22%	to	66.19%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Clearbridge Variable Small Cap Growth Portfolio – Class II Shares:
2024	313	$14.87	to	$18.3	$4,703	—%	0.75%	to	1.40%	3.48%	to	2.75%
2023	310	$14.37	to	$17.81	$4,528	—%	0.75%	to	1.40%	7.32%	to	6.65%
2022	312	$13.39	to	$16.7	$4,287	—%	0.75%	to	1.40%	(29.56)%	to	(30.01)%
2021	296	$19.01	to	$23.86	$5,878	—%	0.75%	to	1.40%	11.50%	to	10.77%
2020	199	$17.05	to	$21.54	$3,566	—%	0.75%	to	1.40%	41.85%	to	40.88%

Columbia VP – Limited Duration Credit Fund – Class 2:
2024	556	$11.29	to	$10.02	$6,245	3.54%	0.75%	to	2.00%	3.86%	to	2.56%
2023	503	$10.87	to	$9.77	$5,430	3.00%	0.75%	to	2.00%	5.84%	to	4.49%
2022	492	$10.27	to	$9.35	$5,011	0.53%	0.75%	to	2.00%	(7.06)%	to	(8.15)%
2021	486	$11.05	to	$10.18	$5,304	1.47%	0.75%	to	2.00%	(1.60)%	to	(2.86)%
2020	331	$11.23	to	$10.48	$3,666	2.12%	0.75%	to	2.00%	4.86%	to	3.46%

Columbia VP – Small Cap Value Fund – Class 2:
2024	290	$16.29	to	$20.2	$4,780	0.54%	0.75%	to	1.40%	7.88%	to	7.16%
2023	276	$15.1	to	$18.85	$4,246	0.42%	0.75%	to	1.40%	20.70%	to	19.99%
2022	239	$12.51	to	$15.71	$3,052	0.48%	0.75%	to	1.40%	(9.61)%	to	(10.23)%
2021	211	$13.84	to	$17.5	$3,001	0.52%	0.75%	to	1.40%	27.79%	to	27.00%
2020	112	$10.83	to	$13.78	$1,277	0.35%	0.75%	to	1.40%	7.76%	to	7.07%

Core Plus Bond Account – Class 1:
2024	3,486	$3.18	to	$20.9	$67,894	3.13%	0.43%	to	2.00%	0.48%	to	(1.14)%
2023	3,818	$3.16	to	$21.14	$75,769	2.86%	0.39%	to	2.00%	4.90%	to	3.27%
2022	4,145	$3.01	to	$20.47	$80,270	3.02%	0.38%	to	2.00%	(14.49)%	to	(15.83)%
2021	4,799	$3.53	to	$24.32	$110,485	2.61%	0.47%	to	2.00%	(0.87)%	to	(2.41)%
2020	5,323	$3.56	to	$24.92	$122,021	3.59%	0.41%	to	2.00%	9.09%	to	7.37%

CVT EAFE International Index Portfolio – Class F:
2024 (15)	404	$12.1	to	$12.6	$4,894	2.74%	0.75%	to	1.40%	2.20%	to	1.45%
2023	388	$11.84	to	$12.42	$4,601	3.14%	0.75%	to	1.40%	16.65%	to	15.97%
2022	324	$10.15	to	$10.71	$3,302	3.72%	0.75%	to	1.40%	(15.42)%	to	(15.93)%
2021	263	$12	to	$12.74	$3,163	1.86%	0.75%	to	1.40%	9.89%	to	9.08%
2020	190	$10.92	to	$11.68	$2,093	3.70%	0.75%	to	1.40%	6.74%	to	6.09%

CVT Investment Grade Bond Index Portfolio – Class F:
2024 (16)	565	$10.16	to	$9.73	$5,735	2.97%	0.75%	to	1.40%	0.10%	to	(0.61)%
2023	530	$10.15	to	$9.79	$5,380	2.96%	0.75%	to	1.40%	4.42%	to	3.71%
2022	484	$9.72	to	$9.44	$4,700	2.83%	0.75%	to	1.40%	(13.45)%	to	(13.95)%
2021	449	$11.23	to	$10.97	$5,039	2.66%	0.75%	to	1.40%	(2.77)%	to	(3.43)%
2020	310	$11.55	to	$11.36	$3,584	3.01%	0.75%	to	1.40%	6.26%	to	5.58%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

CVT Nasdaq 100 Index Portfolio – Class F:
2024 (17)	348	$16.47	to	$15.95	$5,706	0.38%	0.75%	to	2.00%	23.93%	to	22.41%
2023	228	$13.29	to	$13.03	$3,024	0.44%	0.75%	to	2.00%	52.93%	to	50.98%
2022 (8)	40	$8.69	to	$8.63	$348	0.34%	0.75%	to	2.00%	(13.45)%	to	(14.04)%

CVT Russell 2000 Small Cap Index Portfolio – Class F:
2024 (18)	500	$14.61	to	$18.32	$7,420	1.24%	0.75%	to	1.40%	10.18%	to	9.44%
2023	521	$13.26	to	$16.74	$7,029	0.91%	0.75%	to	1.40%	15.40%	to	14.74%
2022	483	$11.49	to	$14.59	$5,673	0.85%	0.75%	to	1.40%	(21.25)%	to	(21.73)%
2021	430	$14.59	to	$18.64	$6,438	0.81%	0.75%	to	1.40%	13.45%	to	12.70%
2020	297	$12.86	to	$16.54	$3,974	1.17%	0.75%	to	1.40%	18.53%	to	17.72%

CVT S&P MidCap 400 Index Portfolio – Class F:
2024 (19)	589	$17.05	to	$21.19	$10,234	1.20%	0.75%	to	1.40%	12.47%	to	11.70%
2023	620	$15.16	to	$18.97	$9,599	1.27%	0.75%	to	1.40%	15.02%	to	14.28%
2022	560	$13.18	to	$16.6	$7,598	0.95%	0.75%	to	1.40%	(14.19)%	to	(14.70)%
2021	548	$15.36	to	$19.46	$8,698	0.86%	0.75%	to	1.40%	23.27%	to	22.47%
2020	462	$12.46	to	$15.89	$6,062	1.33%	0.75%	to	1.40%	12.25%	to	11.51%

Diversified Balanced Account – Class 1:
2024	1,107	$15.82	to	$14.13	$16,494	2.11%	0.42%	to	1.90%	9.40%	to	7.78%
2023	1,272	$14.26	to	$13.11	$17,459	1.99%	0.36%	to	1.90%	13.47%	to	12.05%
2022	1,429	$12.72	to	$11.7	$17,372	2.45%	0.39%	to	1.90%	(15.20)%	to	(16.49)%
2021	1,611	$15	to	$14.01	$23,297	2.14%	0.46%	to	1.90%	10.60%	to	9.03%
2020	1,771	$13.57	to	$12.85	$23,344	2.30%	0.45%	to	1.90%	12.48%	to	10.78%

Diversified Balanced Account – Class 2:
2024	26,895	$14.69	to	$20.41	$585,644	1.81%	1.40%	to	2.00%	8.14%	to	7.48%
2023	34,637	$13.59	to	$18.99	$701,275	1.71%	1.40%	to	2.00%	12.29%	to	11.64%
2022	39,507	$12.1	to	$17.01	$715,956	2.12%	1.40%	to	2.00%	(16.29)%	to	(16.78)%
2021	44,424	$14.46	to	$20.44	$963,138	1.88%	1.40%	to	2.00%	9.30%	to	8.61%
2020	49,273	$13.23	to	$18.82	$979,709	2.08%	1.40%	to	2.00%	11.05%	to	10.38%

Diversified Balanced Adaptive Allocation Account – Class 2:
2024 (22)	17,140			$13.71	$234,993	1.61%			1.40%			7.03%
2023	18,843			$12.81	$241,388	1.31%			1.40%			11.49%
2022	18,030			$11.49	$207,131	1.66%			1.40%			(14.95)%
2021	17,008			$13.51	$229,833	1.32%			1.40%			8.51%
2020	14,823			$12.45	$184,530	1.56%			1.40%			7.33%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
Diversified Balanced Strategic Allocation Account – Class 2:
2024 (21)	7,170	$14.17	to	$14.99	$112,489	1.78%	0.75%	to	2.00%	8.00%	to	6.61%
2023	9,138	$13.12	to	$14.06	$134,075	1.56%	0.75%	to	2.00%	12.23%	to	10.88%
2022	10,707	$11.69	to	$12.68	$141,391	2.67%	0.75%	to	2.00%	(15.29)%	to	(16.30)%
2021	11,703	$13.8	to	$15.15	$184,037	1.72%	0.75%	to	2.00%	9.18%	to	7.75%
2020	12,733	$12.64	to	$14.06	$185,112	1.89%	0.75%	to	2.00%	11.17%	to	9.76%

Diversified Growth Account – Class 2:
2024	93,881	$16.52	to	$24.92	$2,383,236	1.73%	1.40%	to	2.00%	10.67%	to	10.02%
2023	129,723	$14.92	to	$22.65	$3,077,826	1.61%	1.40%	to	2.00%	14.98%	to	14.28%
2022	146,105	$12.98	to	$19.82	$3,045,205	2.07%	1.40%	to	2.00%	(16.84)%	to	(17.35)%
2021	157,551	$15.61	to	$23.98	$3,973,661	1.74%	1.40%	to	2.00%	13.18%	to	12.53%
2020	172,151	$13.79	to	$21.31	$3,852,816	1.95%	1.40%	to	2.00%	12.17%	to	11.45%

Diversified Growth Adaptive Allocation Account – Class 2:
2024 (24)	102,085			$15.18	$1,549,199	1.43%			1.40%			9.37%
2023	103,753			$13.88	$1,440,206	1.22%			1.40%			13.68%
2022	98,089			$12.21	$1,197,194	1.63%			1.40%			(14.97)%
2021	88,928			$14.36	$1,277,225	1.20%			1.40%			12.28%
2020	77,836			$12.79	$995,441	1.54%			1.40%			7.48%

Diversified Growth Strategic Allocation Account – Class 2:
2024 (23)	13,806	$15.5	to	$17.14	$243,406	1.65%	0.75%	to	2.00%	10.32%	to	9.03%
2023	17,930	$14.05	to	$15.72	$293,489	1.39%	0.75%	to	2.00%	14.79%	to	13.26%
2022	20,343	$12.24	to	$13.88	$292,924	2.88%	0.75%	to	2.00%	(15.76)%	to	(16.79)%
2021	22,587	$14.53	to	$16.68	$388,997	1.56%	0.75%	to	2.00%	12.81%	to	11.50%
2020	24,558	$12.88	to	$14.96	$378,169	1.80%	0.75%	to	2.00%	12.20%	to	10.81%

Diversified Income Account – Class 2:
2024	14,635	$13.01	to	$14.9	$214,310	1.92%	1.40%	to	2.00%	5.58%	to	5.00%
2023	17,572	$12.32	to	$14.19	$246,927	1.74%	1.40%	to	2.00%	9.65%	to	8.99%
2022	19,642	$11.24	to	$13.02	$254,403	2.10%	1.40%	to	2.00%	(15.73)%	to	(16.22)%
2021	21,020	$13.33	to	$15.54	$326,042	1.85%	1.40%	to	2.00%	5.51%	to	4.79%
2020	21,807	$12.64	to	$14.83	$323,481	1.96%	1.40%	to	2.00%	9.70%	to	9.12%

Diversified International Account – Class 1:
2024	2,209	$5.02	to	$33.41	$66,937	3.00%	0.44%	to	2.00%	4.26%	to	2.61%
2023	2,527	$4.82	to	$32.56	$75,288	1.24%	0.39%	to	2.00%	16.96%	to	15.13%
2022	2,862	$4.12	to	$28.28	$75,371	2.60%	0.37%	to	2.00%	(20.33)%	to	(21.60)%
2021	3,079	$5.17	to	$36.07	$102,535	1.29%	0.44%	to	2.00%	9.29%	to	7.58%
2020	3,407	$4.73	to	$33.53	$104,699	2.68%	0.40%	to	2.00%	15.68%	to	13.85%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

DWS Alternative Asset Allocation VIP – Class B:
2024	18	$12.54	to	$11.28	$227	3.26%	0.75%	to	1.40%	4.50%	to	3.77%
2023	19	$12	to	$10.87	$224	6.71%	0.75%	to	1.40%	4.90%	to	4.22%
2022	20	$11.44	to	$10.43	$221	7.87%	0.75%	to	1.40%	(8.41)%	to	(8.99)%
2021	9	$12.49	to	$11.46	$108	1.56%	0.75%	to	1.40%	11.52%	to	10.72%
2020	5	$11.2	to	$10.35	$49	2.41%	0.75%	to	1.40%	4.48%	to	3.92%

DWS Small Mid Cap Value VIP – Class B:
2024	78	$12.88	to	$15.88	$1,164	0.85%	0.75%	to	2.00%	4.97%	to	3.72%
2023	103	$12.27	to	$15.31	$1,442	0.85%	0.75%	to	2.00%	13.72%	to	12.33%
2022	120	$10.79	to	$13.63	$1,512	0.47%	0.75%	to	2.00%	(16.74)%	to	(17.79)%
2021	129	$12.96	to	$16.58	$1,968	0.80%	0.75%	to	2.00%	29.08%	to	27.44%
2020	107	$10.04	to	$13.01	$1,307	1.21%	0.75%	to	2.00%	(1.86)%	to	(3.06)%

EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB:
2024	69	$14.59	to	$13.61	$1,006	1.75%	0.75%	to	2.00%	8.96%	to	7.59%
2023	80	$13.39	to	$12.65	$1,065	2.57%	0.75%	to	2.00%	12.90%	to	11.45%
2022	74	$11.86	to	$11.35	$876	1.20%	0.75%	to	2.00%	(21.61)%	to	(22.53)%
2021	61	$15.13	to	$14.65	$916	18.41%	0.75%	to	2.00%	0.27%	to	(0.95)%
2020	12	$15.09	to	$14.79	$181	3.60%	0.75%	to	2.00%	38.06%	to	36.31%

EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB:
2024	49	$17.27	to	$16.11	$853	0.66%	0.75%	to	2.00%	10.71%	to	9.37%
2023	42	$15.6	to	$14.73	$660	0.64%	0.75%	to	2.00%	20.18%	to	18.60%
2022	34	$12.98	to	$12.42	$444	0.64%	0.75%	to	2.00%	(11.34)%	to	(12.41)%
2021	18	$14.64	to	$14.18	$262	0.81%	0.75%	to	2.00%	24.17%	to	22.66%
2020	11	$11.79	to	$11.56	$131	1.15%	0.75%	to	2.00%	8.46%	to	7.04%

EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB:
2024	28	$16.79	to	$15.66	$453	0.28%	0.75%	to	2.00%	19.16%	to	17.66%
2023	39	$14.09	to	$13.31	$543	0.53%	0.75%	to	2.00%	6.74%	to	5.38%
2022	40	$13.2	to	$12.63	$515	0.13%	0.75%	to	2.00%	(26.50)%	to	(27.37)%
2021	62	$17.96	to	$17.39	$1,111	—%	0.75%	to	2.00%	10.12%	to	8.76%
2020	6	$16.31	to	$15.99	$93	0.11%	0.75%	to	2.00%	49.09%	to	47.24%

EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB:
2024	43	$16.56	to	$15.44	$705	0.93%	0.75%	to	2.00%	15.56%	to	14.03%
2023	44	$14.33	to	$13.54	$626	1.34%	0.75%	to	2.00%	15.66%	to	14.26%
2022	45	$12.39	to	$11.85	$555	1.18%	0.75%	to	2.00%	(15.14)%	to	(16.20)%
2021	29	$14.6	to	$14.14	$417	1.35%	0.75%	to	2.00%	22.07%	to	20.65%
2020	26	$11.96	to	$11.72	$316	0.72%	0.75%	to	2.00%	10.13%	to	8.72%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB:
2024	88	$20.45	to	$19.07	$1,777	0.51%	0.75%	to	2.00%	20.79%	to	19.26%
2023	71	$16.93	to	$15.99	$1,187	0.85%	0.75%	to	2.00%	26.53%	to	25.02%
2022	52	$13.38	to	$12.79	$685	0.63%	0.75%	to	2.00%	(22.70)%	to	(23.69)%
2021	45	$17.31	to	$16.76	$760	0.62%	0.75%	to	2.00%	29.37%	to	27.74%
2020	13	$13.38	to	$13.12	$170	1.61%	0.75%	to	2.00%	19.04%	to	17.56%

Equity Income Account – Class 1:
2024	5,934	$131.04	to	$28.85	$150,902	2.05%	0.34%	to	2.00%	14.94%	to	13.18%
2023	6,998	$114	to	$25.49	$160,275	2.06%	0.36%	to	2.00%	10.68%	to	9.02%
2022	8,037	$3.66	to	$23.38	$170,635	1.88%	0.43%	to	2.00%	(10.87)%	to	(12.27)%
2021	9,091	$115.63	to	$26.65	$221,633	1.97%	0.45%	to	2.00%	21.88%	to	20.05%
2020	10,278	$3.37	to	$22.2	$215,748	2.02%	0.48%	to	2.00%	5.99%	to	4.32%

Equity Income Account – Class 2:
2024	1,047	$17.5	to	$21.44	$18,593	1.94%	0.75%	to	1.40%	14.38%	to	13.62%
2023	1,026	$15.3	to	$18.87	$16,028	1.96%	0.75%	to	1.40%	10.07%	to	9.39%
2022	967	$13.9	to	$17.25	$13,815	1.85%	0.75%	to	1.40%	(11.35)%	to	(11.94)%
2021	799	$15.68	to	$19.59	$13,076	1.94%	0.75%	to	1.40%	21.17%	to	20.41%
2020	614	$12.94	to	$16.27	$8,454	1.74%	0.75%	to	1.40%	5.37%	to	4.70%

Fidelity VIP Contrafund® Portfolio – Service Class:
2024	476	$74.13	to	$64.14	$35,257	0.09%	1.30%	to	1.90%	31.90%	to	31.09%
2023	567	$56.2	to	$48.93	$31,865	0.37%	1.30%	to	1.90%	31.62%	to	30.86%
2022	680	$42.7	to	$37.39	$29,040	0.39%	1.30%	to	1.90%	(27.33)%	to	(27.78)%
2021	756	$58.76	to	$51.77	$44,413	0.05%	1.30%	to	1.90%	26.07%	to	25.32%
2020	847	$46.61	to	$41.31	$39,479	0.15%	1.30%	to	1.90%	28.72%	to	27.97%

Fidelity VIP Contrafund® Portfolio – Service Class 2:
2024	1,705	$25.06	to	$61.52	$65,049	0.03%	0.75%	to	2.00%	32.45%	to	30.78%
2023	1,858	$18.92	to	$47.04	$57,214	0.25%	0.75%	to	2.00%	32.12%	to	30.49%
2022	1,929	$14.32	to	$36.05	$48,745	0.26%	0.75%	to	2.00%	(27.05)%	to	(27.93)%
2021	1,907	$19.63	to	$50.02	$70,397	0.03%	0.75%	to	2.00%	26.56%	to	24.99%
2020	1,809	$15.51	to	$40.02	$58,575	0.08%	0.75%	to	2.00%	29.25%	to	27.66%

Fidelity VIP Energy Portfolio – Service Class 2:
2024	205	$10.09	to	$9.77	$2,058	2.12%	0.75%	to	2.00%	3.17%	to	1.88%
2023	185	$9.78	to	$9.59	$1,800	2.02%	0.75%	to	2.00%	—%	to	(1.24)%
2022 (8)	169	$9.78	to	$9.71	$1,654	4.89%	0.75%	to	2.00%	(2.30)%	to	(3.00)%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
Fidelity VIP Equity-Income Portfolio – Service Class 2:
2024	594	$36.85	to	$31.8	$21,806	1.52%	1.30%	to	2.00%	13.56%	to	12.77%
2023	700	$32.45	to	$28.2	$22,602	1.69%	1.30%	to	2.00%	8.97%	to	8.17%
2022	805	$29.78	to	$26.07	$23,853	1.63%	1.30%	to	2.00%	(6.47)%	to	(7.09)%
2021	959	$31.84	to	$28.06	$30,400	1.65%	1.30%	to	2.00%	22.98%	to	22.11%
2020	1,069	$25.89	to	$22.98	$27,560	1.64%	1.30%	to	2.00%	5.07%	to	4.36%

Fidelity VIP Freedom 2020 Portfolio – Service Class 2:
2024	312	$13.16	to	$12.69	$4,107	2.63%	0.75%	to	1.40%	6.65%	to	5.93%
2023	314	$12.34	to	$11.98	$3,879	2.78%	0.75%	to	1.40%	11.37%	to	10.62%
2022	177	$11.08	to	$10.83	$1,957	1.86%	0.75%	to	1.40%	(16.63)%	to	(17.14)%
2021	192	$13.29	to	$13.07	$2,555	1.17%	0.75%	to	1.40%	8.49%	to	7.75%
2020	40	$12.25	to	$12.13	$484	1.27%	0.75%	to	1.40%	13.85%	to	13.15%

Fidelity VIP Freedom 2030 Portfolio – Service Class 2:
2024	309	$14.24	to	$13.73	$4,395	2.13%	0.75%	to	1.40%	8.37%	to	7.60%
2023	264	$13.14	to	$12.76	$3,472	2.31%	0.75%	to	1.40%	13.57%	to	12.82%
2022	236	$11.57	to	$11.31	$2,732	1.68%	0.75%	to	1.40%	(17.71)%	to	(18.22)%
2021	224	$14.06	to	$13.83	$3,145	1.22%	0.75%	to	1.40%	11.23%	to	10.55%
2020	92	$12.64	to	$12.51	$1,166	1.44%	0.75%	to	1.40%	15.75%	to	14.98%

Fidelity VIP Freedom 2040 Portfolio – Service Class 2:
2024	197	$16.31	to	$15.73	$3,219	1.11%	0.75%	to	1.40%	11.94%	to	11.24%
2023	233	$14.57	to	$14.14	$3,398	1.47%	0.75%	to	1.40%	17.78%	to	16.96%
2022	181	$12.37	to	$12.09	$2,239	1.44%	0.75%	to	1.40%	(19.04)%	to	(19.56)%
2021	173	$15.28	to	$15.03	$2,642	0.88%	0.75%	to	1.40%	16.64%	to	15.88%
2020	107	$13.1	to	$12.97	$1,398	0.94%	0.75%	to	1.40%	18.12%	to	17.38%

Fidelity VIP Freedom 2050 Portfolio – Service Class 2:
2024	95	$16.5	to	$15.91	$1,575	0.99%	0.75%	to	1.40%	12.70%	to	11.96%
2023	107	$14.64	to	$14.21	$1,559	1.28%	0.75%	to	1.40%	18.35%	to	17.54%
2022	76	$12.37	to	$12.09	$940	1.44%	0.75%	to	1.40%	(19.10)%	to	(19.61)%
2021	107	$15.29	to	$15.04	$1,636	1.05%	0.75%	to	1.40%	16.63%	to	15.87%
2020	34	$13.11	to	$12.98	$444	0.96%	0.75%	to	1.40%	18.11%	to	17.36%

Fidelity VIP Government Money Market Portfolio – Initial Class:
2024	8,582	$1.13	to	$9.82	$34,078	5.04%	0.44%	to	2.00%	4.67%	to	2.94%
2023	8,986	$1.08	to	$9.54	$36,066	4.76%	0.40%	to	2.00%	4.50%	to	2.91%
2022	8,714	$1.03	to	$9.27	$41,297	1.50%	0.44%	to	2.00%	1.02%	to	(0.64)%
2021	8,089	$1.02	to	$9.33	$31,672	0.01%	0.44%	to	2.00%	(0.41)%	to	(1.89)%
2020	9,086	$1.03	to	$9.51	$41,880	0.29%	0.44%	to	2.00%	(0.10)%	to	(1.76)%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Fidelity VIP Government Money Market Portfolio – Service Class 2:
2024	4,572	$10.89	to	$10.19	$48,823	4.70%	0.75%	to	1.40%	4.01%	to	3.40%
2023	4,247	$10.47	to	$9.86	$43,839	4.61%	0.75%	to	1.40%	3.87%	to	3.20%
2022	3,689	$10.08	to	$9.55	$36,670	1.50%	0.75%	to	1.40%	0.50%	to	(0.21)%
2021	1,975	$10.03	to	$9.56	$19,569	0.01%	0.75%	to	1.40%	(0.69)%	to	(1.32)%
2020	1,445	$10.1	to	$9.7	$14,427	0.19%	0.75%	to	1.40%	(0.59)%	to	(1.20)%

Fidelity VIP Growth Portfolio – Service Class:
2024	308	$59.29	to	$51.3	$18,262	—%	1.30%	to	1.90%	28.56%	to	27.77%
2023	347	$46.12	to	$40.15	$16,008	0.04%	1.30%	to	1.90%	34.34%	to	33.57%
2022	383	$34.33	to	$30.06	$13,140	0.52%	1.30%	to	1.90%	(25.50)%	to	(25.94)%
2021	437	$46.08	to	$40.59	$20,127	—%	1.30%	to	1.90%	21.52%	to	20.77%
2020	489	$37.92	to	$33.61	$18,556	0.06%	1.30%	to	1.90%	41.86%	to	41.04%

Fidelity VIP Growth Portfolio – Service Class 2:
2024	158	$78.45	to	$69.42	$12,369	—%	1.40%	to	2.00%	28.25%	to	27.47%
2023	191	$61.17	to	$54.46	$11,659	—%	1.40%	to	2.00%	34.00%	to	33.22%
2022	234	$45.65	to	$40.88	$10,667	0.37%	1.40%	to	2.00%	(25.69)%	to	(26.14)%
2021	260	$61.43	to	$55.35	$15,814	—%	1.40%	to	2.00%	21.21%	to	20.48%
2020	301	$50.68	to	$45.94	$15,108	0.04%	1.40%	to	2.00%	41.52%	to	40.70%

Fidelity VIP Health Care Portfolio – Service Class 2:
2024	120	$11.67	to	$11.3	$1,397	—%	0.75%	to	2.00%	4.10%	to	2.73%
2023	81	$11.21	to	$11	$909	—%	0.75%	to	2.00%	3.22%	to	2.04%
2022 (8)	31	$10.86	to	$10.78	$338	—%	0.75%	to	2.00%	9.15%	to	8.45%

Fidelity VIP Mid Cap Portfolio – Service Class:
2024	7			$23.16	$155	0.47%			0.95%			16.21%
2023	7			$19.93	$133	0.45%			0.95%			13.95%
2022	7			$17.49	$117	0.41%			0.95%			(15.67)%
2021	7			$20.74	$138	0.52%			0.95%			24.34%
2020	7			$16.68	$111	0.57%			0.95%			16.89%

Fidelity VIP Mid Cap Portfolio – Service Class 2:
2024	861	$16.75	to	$46.95	$23,811	0.33%	0.75%	to	2.00%	16.32%	to	14.82%
2023	978	$14.4	to	$40.89	$24,044	0.38%	0.75%	to	2.00%	13.92%	to	12.55%
2022	1,027	$12.64	to	$36.33	$23,492	0.26%	0.75%	to	2.00%	(15.62)%	to	(16.66)%
2021	1,095	$14.98	to	$43.59	$31,247	0.36%	0.75%	to	2.00%	24.42%	to	22.82%
2020	1,123	$12.04	to	$35.49	$27,511	0.41%	0.75%	to	2.00%	16.89%	to	15.53%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
Fidelity VIP Overseas Portfolio – Service Class 2:
2024	849	$13.5	to	$22.27	$17,538	1.36%	0.75%	to	2.00%	4.01%	to	2.72%
2023	895	$12.98	to	$21.68	$18,684	0.77%	0.75%	to	2.00%	19.41%	to	17.83%
2022	1,010	$10.87	to	$18.4	$18,603	0.86%	0.75%	to	2.00%	(25.29)%	to	(26.16)%
2021	998	$14.55	to	$24.92	$24,906	0.32%	0.75%	to	2.00%	18.49%	to	17.00%
2020	1,099	$12.28	to	$21.3	$24,169	0.22%	0.75%	to	2.00%	14.55%	to	13.06%

Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2:
2024	124	$10.94	to	$9.94	$1,367	1.78%	0.75%	to	2.00%	(1.08)%	to	(2.36)%
2023	143	$11.06	to	$10.18	$1,586	2.81%	0.75%	to	2.00%	10.60%	to	9.23%
2022	163	$10	to	$9.32	$1,643	2.42%	0.75%	to	2.00%	(26.63)%	to	(27.53)%
2021	154	$13.63	to	$12.86	$2,132	0.89%	0.75%	to	2.00%	25.85%	to	24.37%
2020	133	$10.83	to	$10.34	$1,469	3.25%	0.75%	to	2.00%	(6.07)%	to	(7.26)%

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4:
2024	516	$13.42	to	$12.86	$6,921	4.88%	0.75%	to	1.40%	6.25%	to	5.58%
2023	512	$12.63	to	$12.18	$6,462	4.92%	0.75%	to	1.40%	7.76%	to	7.03%
2022	398	$11.72	to	$11.38	$4,659	4.91%	0.75%	to	1.40%	(6.31)%	to	(6.95)%
2021	293	$12.51	to	$12.23	$3,671	4.25%	0.75%	to	1.40%	15.73%	to	15.05%
2020	182	$10.81	to	$10.63	$1,966	5.61%	0.75%	to	1.40%	(0.18)%	to	(0.84)%

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4:
2024	494	$19.37	to	$24.01	$9,775	0.92%	0.75%	to	1.40%	9.87%	to	9.14%
2023	471	$17.63	to	$22	$8,520	0.86%	0.75%	to	1.40%	11.16%	to	10.39%
2022	445	$15.86	to	$19.93	$7,288	0.78%	0.75%	to	1.40%	(11.35)%	to	(11.89)%
2021	390	$17.89	to	$22.62	$7,326	0.79%	0.75%	to	1.40%	25.63%	to	24.83%
2020	270	$14.24	to	$18.12	$4,139	1.31%	0.75%	to	1.40%	15.02%	to	14.25%

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2:
2024	73	$36.19	to	$32.7	$2,595	0.91%	1.30%	to	2.00%	10.27%	to	9.47%
2023	80	$32.82	to	$29.87	$2,589	0.53%	1.30%	to	2.00%	11.29%	to	10.55%
2022	98	$29.49	to	$27.02	$2,868	0.99%	1.30%	to	2.00%	(11.23)%	to	(11.84)%
2021	118	$33.22	to	$30.65	$3,856	1.05%	1.30%	to	2.00%	23.72%	to	22.85%
2020	132	$26.85	to	$24.95	$3,501	1.54%	1.30%	to	2.00%	3.83%	to	3.10%

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2:
2024	341	$9.53	to	$9.19	$3,250	4.12%	0.75%	to	1.40%	0.63%	to	(0.11)%
2023	296	$9.47	to	$9.2	$2,804	2.74%	0.75%	to	1.40%	3.61%	to	3.02%
2022	255	$9.14	to	$8.93	$2,330	2.28%	0.75%	to	1.40%	(10.39)%	to	(10.97)%
2021	240	$10.2	to	$10.03	$2,444	2.44%	0.75%	to	1.40%	(2.58)%	to	(3.19)%
2020	228	$10.47	to	$10.36	$2,389	1.74%	0.75%	to	1.40%	3.05%	to	2.37%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4:
2024	266	$7.5	to	$6.58	$1,951	—%	0.75%	to	2.00%	(12.08)%	to	(13.19)%
2023	288	$8.53	to	$7.58	$2,401	—%	0.75%	to	2.00%	2.16%	to	0.80%
2022	290	$8.35	to	$7.52	$2,353	—%	0.75%	to	2.00%	(5.86)%	to	(7.05)%
2021	322	$8.87	to	$8.09	$2,782	—%	0.75%	to	2.00%	(5.74)%	to	(6.90)%
2020	332	$9.41	to	$8.69	$3,043	6.85%	0.75%	to	2.00%	(6.09)%	to	(7.26)%

Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2:
2024	20			$28.96	$582	0.94%			0.85%			4.47%
2023	21			$27.72	$581	3.31%			0.85%			20.00%
2022	22			$23.1	$510	0.16%			0.85%			(12.23)%
2021	23			$26.32	$612	1.14%			0.85%			3.95%
2020	24			$25.32	$617	2.93%			0.85%			4.93%

Global Emerging Markets Account – Class 1:
2024	790	$4.75	to	$32.77	$24,143	1.95%	0.39%	to	2.00%	6.06%	to	4.36%
2023	972	$4.48	to	$31.4	$27,135	2.45%	0.39%	to	2.00%	12.06%	to	10.33%
2022	1,115	$4	to	$28.46	$28,639	1.57%	0.40%	to	2.00%	(22.98)%	to	(24.19)%
2021	1,178	$5.19	to	$37.54	$39,901	0.43%	0.45%	to	2.00%	0.16%	to	(1.42)%
2020	1,246	$5.19	to	$38.08	$43,556	2.45%	0.36%	to	2.00%	18.73%	to	16.85%

Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares:
2024	183	$46.06	to	$40.29	$8,324	0.97%	1.30%	to	2.00%	10.93%	to	10.14%
2023	219	$41.52	to	$36.58	$8,965	0.96%	1.30%	to	2.00%	9.99%	to	9.23%
2022	262	$37.75	to	$33.49	$9,777	0.66%	1.30%	to	2.00%	(11.16)%	to	(11.78)%
2021	304	$42.49	to	$37.96	$12,777	0.45%	1.30%	to	2.00%	29.27%	to	28.37%
2020	366	$32.87	to	$29.57	$11,872	0.65%	1.30%	to	2.00%	7.00%	to	6.25%

Goldman Sachs VIT – Mid Cap Value Fund – Service Shares:
2024	155	$17.87	to	$18.72	$2,784	0.72%	0.75%	to	1.40%	11.27%	to	10.57%
2023	189	$16.06	to	$16.93	$3,077	0.73%	0.75%	to	1.40%	10.30%	to	9.58%
2022	189	$14.56	to	$15.45	$2,802	0.46%	0.75%	to	1.40%	(10.89)%	to	(11.46)%
2021	159	$16.34	to	$17.45	$2,649	0.23%	0.75%	to	1.40%	29.58%	to	28.69%
2020	139	$12.61	to	$13.56	$1,798	0.46%	0.75%	to	1.40%	7.41%	to	6.69%

Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares:
2024	60	$11.42	to	$10.24	$683	2.81%	0.75%	to	1.40%	2.51%	to	1.79%
2023	55	$11.14	to	$10.06	$614	6.25%	0.75%	to	1.40%	7.01%	to	6.34%
2022	61	$10.41	to	$9.46	$635	3.53%	0.75%	to	1.40%	(7.30)%	to	(7.89)%
2021	54	$11.23	to	$10.27	$604	1.88%	0.75%	to	1.40%	4.08%	to	3.42%
2020	15	$10.79	to	$9.93	$166	1.78%	0.75%	to	1.40%	5.89%	to	5.19%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares:
2024	99	$38.11	to	$33.34	$3,719	0.91%	1.30%	to	2.00%	17.51%	to	16.70%
2023	121	$32.43	to	$28.57	$3,891	0.95%	1.30%	to	2.00%	17.76%	to	16.90%
2022	150	$27.54	to	$24.44	$4,091	0.30%	1.30%	to	2.00%	(20.43)%	to	(20.96)%
2021	177	$34.61	to	$30.92	$6,058	0.46%	1.30%	to	2.00%	22.17%	to	21.30%
2020	205	$28.33	to	$25.49	$5,730	0.23%	1.30%	to	2.00%	7.19%	to	6.43%

Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares:
2024	75	$16	to	$21.24	$1,248	0.71%	0.75%	to	1.40%	17.91%	to	17.15%
2023	88	$13.57	to	$18.13	$1,234	0.84%	0.75%	to	1.40%	18.10%	to	17.35%
2022	79	$11.49	to	$15.45	$950	0.09%	0.75%	to	1.40%	(20.26)%	to	(20.77)%
2021	81	$14.41	to	$19.5	$1,225	0.29%	0.75%	to	1.40%	22.53%	to	21.80%
2020	53	$11.76	to	$16.01	$673	—%	0.75%	to	1.40%	7.59%	to	6.88%

Government & High Quality Bond Account – Class 1:
2024	4,365	$2.83	to	$10.1	$41,788	3.04%	0.41%	to	2.00%	0.19%	to	(1.37)%
2023	4,832	$2.82	to	$10.24	$47,779	2.28%	0.43%	to	2.00%	4.20%	to	2.61%
2022	5,669	$2.71	to	$9.98	$54,321	1.37%	0.39%	to	2.00%	(12.17)%	to	(13.59)%
2021	6,567	$3.08	to	$11.55	$73,054	2.25%	0.45%	to	2.00%	(1.74)%	to	(3.27)%
2020	7,184	$3.14	to	$11.94	$81,574	2.57%	0.41%	to	2.00%	2.44%	to	0.84%

Guggenheim Investments VIF Global Managed Futures Strategy Fund:
2024	23	$11.28	to	$8.79	$255	2.67%	0.75%	to	2.00%	(0.44)%	to	(1.68)%
2023	24	$11.33	to	$8.94	$256	2.75%	0.75%	to	2.00%	3.09%	to	1.82%
2022	162	$10.99	to	$8.78	$1,547	3.65%	0.75%	to	2.00%	10.45%	to	9.07%
2021	19	$9.95	to	$8.05	$181	—%	0.75%	to	2.00%	0.20%	to	(1.11)%
2020	20	$9.93	to	$8.14	$187	3.99%	0.75%	to	2.00%	1.74%	to	0.62%

Guggenheim Investments VIF Multi-Hedge Strategies Fund:
2024	45	$11.03	to	$9.64	$481	4.67%	0.75%	to	2.00%	(4.42)%	to	(5.58)%
2023	54	$11.54	to	$10.21	$600	3.16%	0.75%	to	2.00%	3.59%	to	2.30%
2022	78	$11.14	to	$9.98	$834	1.22%	0.75%	to	2.00%	(4.13)%	to	(5.31)%
2021	63	$11.62	to	$10.54	$711	—%	0.75%	to	2.00%	7.29%	to	5.93%
2020	57	$10.83	to	$9.95	$594	1.36%	0.75%	to	2.00%	6.59%	to	5.29%

Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series):
2024	435	$12.1	to	$11.69	$5,312	8.01%	0.75%	to	2.00%	6.05%	to	4.66%
2023	497	$11.41	to	$11.17	$5,750	3.51%	0.75%	to	2.00%	10.24%	to	8.98%
2022	485	$10.35	to	$10.25	$5,108	2.49%	0.75%	to	2.00%	(1.62)%	to	(2.84)%
2021	325	$10.52	to	$10.55	$3,509	2.45%	0.75%	to	2.00%	1.74%	to	0.48%
2020	268	$10.34	to	$10.5	$2,876	5.91%	0.75%	to	2.00%	(0.67)%	to	(1.96)%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Invesco V.I. American Franchise Fund – Series I Shares:
2024	111	$47.33	to	$43.86	$5,277	—%	1.30%	to	1.90%	33.14%	to	32.35%
2023	125	$35.55	to	$33.14	$4,460	—%	1.30%	to	1.90%	39.14%	to	38.26%
2022	131	$25.55	to	$23.97	$3,358	—%	1.30%	to	1.90%	(32.01)%	to	(32.40)%
2021	139	$37.58	to	$35.46	$5,221	—%	1.30%	to	1.90%	10.50%	to	9.82%
2020	162	$34.01	to	$32.29	$5,526	0.07%	1.30%	to	1.90%	40.48%	to	39.66%

Invesco V.I. American Value Fund – Series I Shares:
2024	196	$14.71	to	$14.39	$2,877	0.95%	1.40%	to	2.00%	28.58%	to	27.80%
2023	249	$11.44	to	$11.26	$2,842	0.60%	1.40%	to	2.00%	14.06%	to	13.39%
2022	308	$10.03	to	$9.93	$3,084	0.74%	1.40%	to	2.00%	(4.02)%	to	(4.52)%
2021 (6)	374	$10.45	to	$10.4	$3,909	0.58%	1.40%	to	2.00%	4.50%	to	4.00%

Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares:
2024	93	$11.57	to	$12.44	$1,085	5.97%	0.75%	to	1.40%	2.75%	to	2.13%
2023	96	$11.26	to	$12.18	$1,097	—%	0.75%	to	1.40%	5.63%	to	4.91%
2022	93	$10.66	to	$11.61	$1,010	7.97%	0.75%	to	1.40%	(15.13)%	to	(15.69)%
2021	72	$12.56	to	$13.77	$928	3.36%	0.75%	to	1.40%	8.46%	to	7.75%
2020	51	$11.58	to	$12.78	$612	8.73%	0.75%	to	1.40%	9.14%	to	8.40%

Invesco V.I. Core Equity Fund – Series I Shares:
2024	367	$33.91	to	$29.34	$12,457	0.68%	1.30%	to	1.90%	23.99%	to	23.23%
2023	428	$27.35	to	$23.81	$11,720	0.72%	1.30%	to	1.90%	21.77%	to	21.05%
2022	482	$22.46	to	$19.67	$10,837	0.90%	1.30%	to	1.90%	(21.58)%	to	(22.04)%
2021	539	$28.64	to	$25.23	$15,437	0.66%	1.30%	to	1.90%	26.11%	to	25.34%
2020	600	$22.71	to	$20.13	$13,636	1.35%	1.30%	to	1.90%	12.37%	to	11.71%

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares:
2024	44	$16.31	to	$15.85	$722	—%	1.30%	to	1.90%	22.63%	to	21.83%
2023	47	$13.3	to	$13.01	$619	—%	1.30%	to	1.90%	11.67%	to	11.01%
2022	62	$11.91	to	$11.72	$739	—%	1.30%	to	1.90%	(31.86)%	to	(32.25)%
2021	64	$17.48	to	$17.3	$1,126	—%	1.30%	to	1.90%	17.55%	to	16.81%
2020 (4)	78	$14.87	to	$14.81	$1,158	—%	1.30%	to	1.90%	47.08%	to	46.49%

Invesco V.I. EQV International Equity Fund – Series I Shares:
2024	271	$14.79	to	$13.38	$4,007	1.71%	1.40%	to	2.00%	(0.74)%	to	(1.40)%
2023	300	$14.9	to	$13.57	$4,471	0.19%	1.40%	to	2.00%	16.50%	to	15.78%
2022	367	$12.79	to	$11.72	$4,696	1.73%	1.40%	to	2.00%	(19.46)%	to	(19.89)%
2021	387	$15.88	to	$14.63	$6,123	1.27%	1.40%	to	2.00%	4.40%	to	3.76%
2020	440	$15.21	to	$14.1	$6,663	2.34%	1.40%	to	2.00%	12.42%	to	11.73%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Invesco V.I. EQV International Equity Fund – Series II Shares:
2024	274	$12.2	to	$12.47	$3,355	1.56%	0.75%	to	1.40%	(0.41)%	to	(1.11)%
2023	272	$12.25	to	$12.61	$3,356	—%	0.75%	to	1.40%	17.00%	to	16.22%
2022	263	$10.47	to	$10.85	$2,790	1.52%	0.75%	to	1.40%	(19.15)%	to	(19.63)%
2021	228	$12.95	to	$13.5	$3,001	1.09%	0.75%	to	1.40%	4.86%	to	4.17%
2020	191	$12.35	to	$12.96	$2,422	2.28%	0.75%	to	1.40%	12.89%	to	12.11%

Invesco V.I. Health Care Fund – Series I Shares:
2024	143	$33.43	to	$15.34	$4,283	—%	1.30%	to	2.00%	2.83%	to	2.06%
2023	180	$32.51	to	$15.03	$5,057	—%	1.30%	to	2.00%	1.69%	to	1.01%
2022	206	$31.97	to	$14.88	$5,707	—%	1.30%	to	2.00%	(14.45)%	to	(15.02)%
2021	225	$37.37	to	$17.51	$7,332	0.20%	1.30%	to	2.00%	10.86%	to	10.06%
2020	240	$33.71	to	$15.91	$7,106	0.31%	1.30%	to	2.00%	12.97%	to	12.20%

Invesco V.I. Health Care Fund – Series II Shares:
2024	369	$15.21	to	$14.81	$5,606	—%	0.75%	to	1.40%	3.12%	to	2.42%
2023	414	$14.75	to	$14.46	$6,113	—%	0.75%	to	1.40%	1.94%	to	1.33%
2022	457	$14.47	to	$14.27	$6,626	—%	0.75%	to	1.40%	(14.18)%	to	(14.76)%
2021	492	$16.86	to	$16.74	$8,308	—%	0.75%	to	1.40%	11.21%	to	10.50%
2020	333	$15.16	to	$15.15	$5,066	0.11%	0.75%	to	1.40%	13.39%	to	12.64%

Invesco V.I. Main Street Small Cap Fund – Series II Shares:
2024	18	$25.78	to	$24.04	$466	—%	1.30%	to	1.90%	10.93%	to	10.28%
2023	19	$23.24	to	$21.8	$451	0.97%	1.30%	to	1.90%	16.32%	to	15.59%
2022	18	$19.98	to	$18.86	$354	0.25%	1.30%	to	1.90%	(17.13)%	to	(17.64)%
2021	20	$24.11	to	$22.9	$487	0.18%	1.30%	to	1.90%	20.67%	to	19.96%
2020	23	$19.98	to	$19.09	$462	0.37%	1.30%	to	1.90%	18.09%	to	17.40%

Invesco V.I. Small Cap Equity Fund – Series I Shares:
2024	88	$44.01	to	$38.5	$3,824	0.12%	1.30%	to	2.00%	16.55%	to	15.75%
2023	119	$37.76	to	$33.26	$4,440	—%	1.30%	to	2.00%	15.09%	to	14.26%
2022	144	$32.81	to	$29.11	$4,693	—%	1.30%	to	2.00%	(21.53)%	to	(22.08)%
2021	163	$41.81	to	$37.36	$6,720	0.16%	1.30%	to	2.00%	18.85%	to	18.04%
2020	188	$35.18	to	$31.65	$6,541	0.35%	1.30%	to	2.00%	25.60%	to	24.70%

Invesco V.I. Technology Fund – Series I Shares:
2024	109	$30.93	to	$26.84	$3,381	—%	1.30%	to	1.90%	32.52%	to	31.76%
2023	124	$23.34	to	$20.37	$2,902	—%	1.30%	to	1.90%	45.06%	to	44.16%
2022	126	$16.09	to	$14.13	$2,027	—%	1.30%	to	1.90%	(40.71)%	to	(41.08)%
2021	135	$27.14	to	$23.98	$3,677	—%	1.30%	to	1.90%	12.94%	to	12.27%
2020	159	$24.03	to	$21.36	$3,827	—%	1.30%	to	1.90%	44.24%	to	43.36%

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio

Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
2024	23	$12.55	to	$12.15	$289	0.24%	0.75%	to	2.00%	10.18%	to	8.77%
2023	16	$11.39	to	$11.17	$177	0.78%	0.75%	to	2.00%	22.34%	to	20.89%
2022 (8)	5	$9.31	to	$9.24	$46	1.58%	0.75%	to	2.00%	(7.27)%	to	(7.97)%

Janus Henderson Series Balanced Portfolio – Service Shares:
2024	700	$11.84	to	$11.57	$8,280	1.76%	0.75%	to	1.40%	14.29%	to	13.54%
2023	708	$10.36	to	$10.19	$7,327	1.83%	0.75%	to	1.40%	14.22%	to	13.60%
2022	555	$9.07	to	$8.97	$5,025	1.22%	0.75%	to	1.40%	(17.17)%	to	(17.78)%
2021 (7)	418	$10.95	to	$10.91	$4,581	0.75%	0.75%	to	1.40%	9.61%	to	9.21%

Janus Henderson Series Enterprise Portfolio – Service Shares:
2024	209	$10.81	to	$10.73	$8,465	0.63%	0.75%	to	2.00%	8.32%	to	7.52%
2023	230	$35.83	to	$31.19	$8,251	0.09%	1.30%	to	1.90%	16.26%	to	15.56%
2022	261	$30.82	to	$26.99	$8,039	0.27%	1.30%	to	1.90%	(17.24)%	to	(17.74)%
2021	278	$37.24	to	$32.81	$10,355	0.24%	1.30%	to	1.90%	15.04%	to	14.36%
2020	314	$32.37	to	$28.69	$10,153	0.04%	1.30%	to	1.90%	17.62%	to	16.96%

Janus Henderson Series Flexible Bond Portfolio – Service Shares:
2024	983	$10.55	to	$9.4	$10,251	4.27%	0.75%	to	2.00%	0.86%	to	(0.42)%
2023	925	$10.46	to	$9.44	$9,565	3.75%	0.75%	to	2.00%	4.60%	to	3.17%
2022	833	$10	to	$9.15	$8,223	2.19%	0.75%	to	2.00%	(14.60)%	to	(15.59)%
2021	803	$11.71	to	$10.84	$9,275	2.33%	0.75%	to	2.00%	(1.84)%	to	(3.04)%
2020	624	$11.93	to	$11.18	$7,338	2.47%	0.75%	to	2.00%	9.45%	to	8.02%

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares:
2024	396	$25.47	to	$24.57	$10,090	—%	0.75%	to	1.40%	30.75%	to	29.93%
2023	371	$19.48	to	$18.91	$7,226	—%	0.75%	to	1.40%	53.14%	to	52.13%
2022	352	$12.72	to	$12.43	$4,473	—%	0.75%	to	1.40%	(37.59)%	to	(38.00)%
2021	397	$20.38	to	$20.05	$8,082	0.62%	0.75%	to	1.40%	16.86%	to	16.10%
2020	189	$17.44	to	$17.27	$3,300	—%	0.75%	to	1.40%	49.57%	to	48.62%

LargeCap Growth Account I – Class 1:
2024	2,266	$7.76	to	$161.28	$162,814	—%	0.46%	to	2.00%	24.61%	to	22.64%
2023	2,452	$6.23	to	$131.51	$154,124	—%	0.40%	to	2.00%	39.76%	to	37.58%
2022	2,646	$4.46	to	$95.59	$126,043	—%	0.41%	to	2.00%	(34.43)%	to	(35.46)%
2021	2,861	$6.8	to	$148.11	$210,317	—%	0.50%	to	2.00%	21.38%	to	19.48%
2020	3,166	$5.6	to	$123.96	$197,310	0.03%	0.56%	to	2.00%	35.63%	to	33.49%

LargeCap S&P 500 Index Account – Class 1:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	2,684	$6.37	to	$40.33	$94,633	1.46%	0.47%	to	2.00%	24.21%	to	22.25%
2023	2,895	$5.13	to	$32.99	$89,024	1.39%	0.41%	to	2.00%	25.45%	to	23.51%
2022	3,260	$4.09	to	$26.71	$83,768	1.28%	0.40%	to	2.00%	(18.67)%	to	(19.96)%
2021	3,460	$5.03	to	$33.37	$115,616	1.37%	0.38%	to	2.00%	27.80%	to	25.78%
2020	4,148	$3.93	to	$26.53	$104,574	1.80%	0.44%	to	2.00%	17.58%	to	15.75%

LargeCap S&P 500 Index Account – Class 2:
2024	3,005	$22.85	to	$27.4	$69,321	1.35%	0.75%	to	1.40%	23.45%	to	22.65%
2023	2,785	$18.51	to	$22.34	$52,322	1.25%	0.75%	to	1.40%	24.73%	to	23.97%
2022	2,783	$14.84	to	$18.02	$42,043	1.15%	0.75%	to	1.40%	(19.13)%	to	(19.66)%
2021	2,485	$18.35	to	$22.43	$46,636	1.34%	0.75%	to	1.40%	27.08%	to	26.22%
2020	1,865	$14.44	to	$17.77	$27,800	1.78%	0.75%	to	1.40%	16.92%	to	16.14%

LVIP American Century Capital Appreciation Fund – Standard Class II:
2024 (13)	41	$26.54	to	$24.89	$1,080	—%	1.40%	to	2.00%	14.40%	to	13.91%

LVIP American Century Disciplined Core Value Fund – Standard Class II:
2024 (13)	239	$37.37	to	$29.47	$8,369	1.23%	0.85%	to	1.90%	5.95%	to	5.21%

LVIP American Century Inflation Protection Fund – Service Class:
2024 (13)	1,721	$10.87	to	$11.97	$22,077	4.12%	0.75%	to	2.00%	2.74%	to	1.87%

LVIP American Century Mid Cap Value Fund – Service Class:
2024 (13)	132	$35.87	to	$32.49	$4,688	2.49%	1.30%	to	2.00%	5.78%	to	5.28%

LVIP American Century Ultra Fund – Service Class:
2024 (13)	224	$72.54	to	$64.2	$16,266	—%	1.40%	to	2.00%	18.18%	to	17.71%

LVIP American Century Ultra Fund – Standard Class II:
2024 (13)	58	$63.26	to	$54.9	$3,668	—%	1.30%	to	1.90%	18.38%	to	17.89%

LVIP American Century Value Fund – Service Class:
2024 (13)	566	$16.64	to	$35.22	$15,523	2.84%	0.75%	to	1.90%	5.92%	to	5.10%

Macquarie VIP Small Cap Value Series – Service Class:
2024 (20)	71	$21.1	to	$19.46	$1,471	1.05%	1.30%	to	2.00%	9.55%	to	8.84%
2023	90	$19.26	to	$17.88	$1,717	0.66%	1.30%	to	2.00%	7.66%	to	6.94%
2022	116	$17.89	to	$16.72	$2,051	0.54%	1.30%	to	2.00%	(13.45)%	to	(14.12)%
2021	143	$20.67	to	$19.47	$2,932	0.63%	1.30%	to	2.00%	32.25%	to	31.38%
2020	147	$15.63	to	$14.82	$2,264	1.06%	1.30%	to	2.00%	(3.46)%	to	(4.08)%

MFS® International Intrinsic Value Portfolio – Service Class:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	514	$13.84	to	$14.95	$7,504	1.15%	0.75%	to	2.00%	6.13%	to	4.84%
2023	552	$13.04	to	$14.26	$7,663	0.47%	0.75%	to	2.00%	16.43%	to	15.00%
2022	589	$11.2	to	$12.4	$7,133	0.52%	0.75%	to	2.00%	(24.27)%	to	(25.26)%
2021	661	$14.79	to	$16.59	$10,791	0.14%	0.75%	to	2.00%	9.39%	to	8.08%
2020	612	$13.52	to	$15.35	$9,347	0.78%	0.75%	to	2.00%	19.33%	to	17.90%

MFS® New Discovery Series – Service Class:
2024	324	$15.75	to	$20.57	$5,466	—%	0.75%	to	2.00%	5.63%	to	4.31%
2023	349	$14.91	to	$19.72	$5,626	—%	0.75%	to	2.00%	13.38%	to	11.98%
2022	369	$13.15	to	$17.61	$5,306	—%	0.75%	to	2.00%	(30.50)%	to	(31.37)%
2021	378	$18.92	to	$25.66	$7,907	—%	0.75%	to	2.00%	0.80%	to	(0.47)%
2020	357	$18.77	to	$25.78	$7,508	—%	0.75%	to	2.00%	44.50%	to	42.75%

MFS® Utilities Series – Service Class:
2024	612	$15.66	to	$32.09	$12,594	2.03%	0.75%	to	2.00%	10.52%	to	9.11%
2023	711	$14.17	to	$29.41	$13,525	3.29%	0.75%	to	2.00%	(3.08)%	to	(4.23)%
2022	829	$14.62	to	$30.71	$17,010	2.26%	0.75%	to	2.00%	(0.27)%	to	(1.51)%
2021	747	$14.66	to	$31.18	$16,806	1.55%	0.75%	to	2.00%	12.94%	to	11.56%
2020	686	$12.98	to	$27.95	$14,652	2.23%	0.75%	to	2.00%	4.85%	to	3.52%

MFS® Value Series – Service Class:
2024	60	$42.34	to	$38.55	$2,550	1.40%	1.40%	to	2.00%	9.80%	to	9.14%
2023	74	$38.56	to	$35.32	$2,841	1.31%	1.40%	to	2.00%	6.14%	to	5.50%
2022	111	$36.33	to	$33.48	$4,011	1.15%	1.40%	to	2.00%	(7.44)%	to	(8.00)%
2021	113	$39.25	to	$36.39	$4,416	1.11%	1.40%	to	2.00%	23.39%	to	22.69%
2020	135	$31.81	to	$29.66	$4,297	1.34%	1.40%	to	2.00%	1.79%	to	1.16%

MidCap Account – Class 1:
2024	1,484	$29.65	to	$200.28	$276,321	0.24%	0.41%	to	2.00%	19.76%	to	17.87%
2023	1,755	$24.75	to	$169.91	$274,723	—%	0.39%	to	2.00%	25.56%	to	23.59%
2022	1,991	$19.72	to	$137.48	$254,820	0.19%	0.39%	to	2.00%	(23.30)%	to	(24.50)%
2021	2,177	$25.7	to	$182.09	$369,568	0.13%	0.44%	to	2.00%	25.00%	to	23.04%
2020	2,483	$20.56	to	$147.99	$340,438	0.72%	0.43%	to	2.00%	17.84%	to	15.98%

MidCap Account – Class 2:
2024	1,484	$16.46	to	$15.98	$24,428	0.05%	0.75%	to	1.40%	19.02%	to	18.28%
2023	1,396	$13.83	to	$13.51	$19,291	—%	0.75%	to	1.40%	24.82%	to	24.06%
2022	1,296	$11.08	to	$10.89	$14,344	—%	0.75%	to	1.40%	(23.74)%	to	(24.27)%
2021	916	$14.53	to	$14.38	$13,299	—%	0.75%	to	1.40%	24.29%	to	23.43%
2020 (5)	305	$11.69	to	$11.65	$3,567	0.67%	0.75%	to	1.40%	15.63%	to	15.23%

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	159	$18.94	to	$21.03	$3,263	—%	0.75%	to	2.00%	22.83%	to	21.28%
2023	174	$15.42	to	$17.34	$2,949	—%	0.75%	to	2.00%	17.08%	to	15.60%
2022	199	$13.17	to	$15	$2,914	—%	0.75%	to	2.00%	(29.35)%	to	(30.23)%
2021	223	$18.64	to	$21.5	$4,639	—%	0.75%	to	2.00%	11.88%	to	10.48%
2020	233	$16.66	to	$19.46	$4,382	—%	0.75%	to	2.00%	38.60%	to	36.95%

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares:
2024	74	$54.28	to	$48.03	$4,042	0.21%	1.40%	to	2.00%	24.07%	to	23.31%
2023	102	$43.75	to	$38.95	$4,463	0.33%	1.40%	to	2.00%	25.14%	to	24.40%
2022	135	$34.96	to	$31.31	$4,699	0.43%	1.40%	to	2.00%	(19.58)%	to	(20.07)%
2021	161	$43.47	to	$39.17	$6,993	0.37%	1.40%	to	2.00%	21.76%	to	21.04%
2020	186	$35.7	to	$32.36	$6,614	0.59%	1.40%	to	2.00%	17.90%	to	17.20%

Neuberger Berman AMT Sustainable Equity Portfolio – Class S Shares:
2024	38	$20.21	to	$19.37	$770	—%	0.75%	to	1.40%	24.52%	to	23.77%
2023	28	$16.23	to	$15.65	$450	0.09%	0.75%	to	1.40%	25.62%	to	24.80%
2022	15	$12.92	to	$12.54	$194	0.14%	0.75%	to	1.40%	(19.25)%	to	(19.77)%
2021	6	$16	to	$15.63	$99	0.20%	0.75%	to	1.40%	22.23%	to	21.45%
2020	4	$13.09	to	$12.87	$50	0.40%	0.75%	to	1.40%	18.46%	to	17.64%

PIMCO VIT All Asset Portfolio – Administrative Class:
2024	62	$19.17	to	$17.45	$1,188	6.52%	1.40%	to	2.00%	2.40%	to	1.75%
2023	70	$18.72	to	$17.15	$1,308	2.88%	1.40%	to	2.00%	6.48%	to	5.93%
2022	93	$17.58	to	$16.19	$1,634	7.76%	1.40%	to	2.00%	(13.06)%	to	(13.61)%
2021	115	$20.22	to	$18.74	$2,317	11.14%	1.40%	to	2.00%	14.63%	to	13.92%
2020	121	$17.64	to	$16.45	$2,126	4.99%	1.40%	to	2.00%	6.52%	to	5.86%

PIMCO VIT All Asset Portfolio – Advisor Class:
2024	37	$12.38	to	$12.88	$458	6.28%	0.75%	to	1.40%	2.74%	to	2.06%
2023	28	$12.05	to	$12.62	$338	2.82%	0.75%	to	1.40%	7.21%	to	6.59%
2022	28	$11.24	to	$11.84	$319	7.83%	0.75%	to	1.40%	(12.53)%	to	(13.13)%
2021	20	$12.85	to	$13.63	$265	10.82%	0.75%	to	1.40%	15.25%	to	14.44%
2020	14	$11.15	to	$11.91	$163	4.86%	0.75%	to	1.40%	7.11%	to	6.43%

PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class:
2024	25	$12.32	to	$9.81	$308	1.94%	0.75%	to	1.40%	2.92%	to	2.29%
2023	25	$11.97	to	$9.59	$299	21.61%	0.75%	to	1.40%	(8.77)%	to	(9.44)%
2022	68	$13.12	to	$10.59	$851	19.65%	0.75%	to	1.40%	7.54%	to	6.97%
2021	38	$12.2	to	$9.9	$423	5.25%	0.75%	to	1.40%	31.75%	to	30.95%
2020	8	$9.26	to	$7.56	$72	5.20%	0.75%	to	1.40%	0.33%	to	(0.40)%

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	91	$9.67	to	$9.45	$877	6.42%	0.75%	to	1.40%	6.73%	to	6.06%
2023	95	$9.06	to	$8.91	$858	5.68%	0.75%	to	1.40%	10.35%	to	9.59%
2022	91	$8.21	to	$8.13	$749	4.82%	0.75%	to	1.40%	(16.40)%	to	(16.87)%
2021 (7)	30	$9.82	to	$9.78	$293	3.86%	0.75%	to	1.40%	(1.80)%	to	(2.20)%

PIMCO VIT High Yield Portfolio – Administrative Class:
2024	1,427	$12.65	to	$17.11	$20,698	5.83%	0.75%	to	2.00%	6.12%	to	4.78%
2023	1,473	$11.92	to	$16.33	$20,595	5.65%	0.75%	to	2.00%	11.40%	to	9.97%
2022	1,523	$10.7	to	$14.85	$19,820	5.07%	0.75%	to	2.00%	(10.98)%	to	(12.03)%
2021	1,558	$12.02	to	$16.88	$23,370	4.43%	0.75%	to	2.00%	2.91%	to	1.56%
2020	1,322	$11.68	to	$16.62	$20,567	4.84%	0.75%	to	2.00%	4.94%	to	3.68%

PIMCO VIT Low Duration Portfolio – Advisor Class:
2024	735	$10.46	to	$9.22	$7,668	3.86%	0.75%	to	2.00%	3.56%	to	2.33%
2023	642	$10.1	to	$9.01	$6,449	3.49%	0.75%	to	2.00%	4.12%	to	2.85%
2022	560	$9.7	to	$8.76	$5,406	1.61%	0.75%	to	2.00%	(6.55)%	to	(7.69)%
2021	475	$10.38	to	$9.49	$4,901	0.43%	0.75%	to	2.00%	(1.70)%	to	(2.97)%
2020	323	$10.56	to	$9.78	$3,382	0.93%	0.75%	to	2.00%	2.03%	to	0.82%

PIMCO VIT Total Return Portfolio – Administrative Class:
2024	2,333	$10.45	to	$11.57	$25,847	4.03%	0.75%	to	2.00%	1.75%	to	0.52%
2023	2,326	$10.27	to	$11.51	$25,668	3.56%	0.75%	to	2.00%	5.12%	to	3.88%
2022	2,364	$9.77	to	$11.08	$25,160	2.63%	0.75%	to	2.00%	(14.97)%	to	(16.06)%
2021	2,381	$11.49	to	$13.2	$30,375	1.82%	0.75%	to	2.00%	(1.96)%	to	(3.15)%
2020	2,161	$11.72	to	$13.63	$28,912	2.09%	0.75%	to	2.00%	7.82%	to	6.48%

Principal Capital Appreciation Account – Class 1:
2024	1,957	$51.58	to	$43.24	$74,664	0.71%	0.95%	to	2.00%	24.65%	to	23.33%
2023	2,453	$41.38	to	$35.06	$76,049	0.81%	0.95%	to	2.00%	23.97%	to	22.67%
2022	2,869	$33.38	to	$28.58	$72,828	0.80%	0.95%	to	2.00%	(17.21)%	to	(18.06)%
2021	3,265	$40.32	to	$34.88	$101,112	0.83%	0.95%	to	2.00%	26.63%	to	25.29%
2020	3,898	$31.84	to	$27.84	$96,553	1.29%	0.95%	to	2.00%	17.58%	to	16.34%

Principal Capital Appreciation Account – Class 2:
2024	683	$24.08	to	$30.09	$16,594	0.60%	0.75%	to	1.40%	24.57%	to	23.78%
2023	719	$19.33	to	$24.31	$14,092	0.67%	0.75%	to	1.40%	23.91%	to	23.09%
2022	719	$15.6	to	$19.75	$11,416	0.64%	0.75%	to	1.40%	(17.24)%	to	(17.74)%
2021	664	$18.85	to	$24.01	$12,808	0.77%	0.75%	to	1.40%	26.60%	to	25.71%
2020	532	$14.89	to	$19.1	$8,159	1.10%	0.75%	to	1.40%	17.52%	to	16.75%

Principal LifeTime 2020 Account – Class 1:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	1,809	$13.14	to	$22.13	$44,562	2.82%	0.75%	to	2.00%	6.57%	to	5.28%
2023	2,190	$12.33	to	$21.02	$50,570	2.55%	0.75%	to	2.00%	11.48%	to	10.05%
2022	2,612	$11.06	to	$19.1	$54,254	3.21%	0.75%	to	2.00%	(15.05)%	to	(16.08)%
2021	3,069	$13.02	to	$22.76	$75,498	1.62%	0.75%	to	2.00%	8.41%	to	7.01%
2020	3,480	$12.01	to	$21.27	$79,678	2.63%	0.75%	to	2.00%	12.03%	to	10.67%

Principal LifeTime 2030 Account – Class 1:
2024	1,318	$14.22	to	$24.71	$35,318	2.09%	0.75%	to	2.00%	8.22%	to	6.88%
2023	1,670	$13.14	to	$23.12	$41,261	1.72%	0.75%	to	2.00%	14.26%	to	12.84%
2022	1,875	$11.5	to	$20.49	$40,826	2.79%	0.75%	to	2.00%	(17.44)%	to	(18.50)%
2021	2,228	$13.93	to	$25.14	$59,023	1.33%	0.75%	to	2.00%	11.98%	to	10.55%
2020	2,504	$12.44	to	$22.74	$59,916	2.08%	0.75%	to	2.00%	14.02%	to	12.63%

Principal LifeTime 2040 Account – Class 1:
2024	378	$15.39	to	$28.39	$11,226	1.65%	0.75%	to	2.00%	10.72%	to	9.32%
2023	432	$13.9	to	$25.97	$11,722	1.31%	0.75%	to	2.00%	17.40%	to	15.94%
2022	480	$11.84	to	$22.4	$11,034	3.13%	0.75%	to	2.00%	(18.68)%	to	(19.71)%
2021	571	$14.56	to	$27.9	$16,396	1.26%	0.75%	to	2.00%	14.38%	to	13.00%
2020	650	$12.73	to	$24.69	$16,446	1.97%	0.75%	to	2.00%	15.31%	to	13.83%

Principal LifeTime 2050 Account – Class 1:
2024	205	$16.18	to	$30.4	$6,596	1.38%	0.75%	to	2.00%	12.44%	to	11.03%
2023	271	$14.39	to	$27.38	$7,496	1.11%	0.75%	to	2.00%	19.42%	to	18.02%
2022	344	$12.05	to	$23.2	$7,892	3.49%	0.75%	to	2.00%	(19.40)%	to	(20.41)%
2021	413	$14.95	to	$29.15	$11,674	1.10%	0.75%	to	2.00%	16.16%	to	14.72%
2020	474	$12.87	to	$25.41	$11,670	1.77%	0.75%	to	2.00%	15.84%	to	14.36%

Principal LifeTime Strategic Income Account – Class 1:
2024	718	$16.9	to	$15.73	$12,762	2.60%	0.95%	to	2.00%	5.69%	to	4.59%
2023	930	$15.99	to	$15.04	$15,711	1.41%	0.95%	to	2.00%	9.75%	to	8.59%
2022	399	$14.57	to	$13.85	$6,181	3.21%	0.95%	to	2.00%	(13.89)%	to	(14.82)%
2021	508	$16.92	to	$16.26	$9,167	1.84%	0.95%	to	2.00%	3.55%	to	2.46%
2020	573	$16.34	to	$15.87	$10,029	2.24%	0.95%	to	2.00%	9.22%	to	8.11%

Real Estate Securities Account – Class 1:
2024	481	$8.54	to	$71.58	$37,122	2.33%	0.42%	to	2.00%	5.14%	to	3.48%
2023	578	$8.12	to	$69.17	$43,054	1.94%	0.39%	to	2.00%	12.86%	to	11.10%
2022	662	$7.2	to	$62.26	$44,771	1.22%	0.45%	to	2.00%	(25.72)%	to	(26.89)%
2021	746	$9.69	to	$85.16	$68,805	1.42%	0.36%	to	2.00%	39.85%	to	37.67%
2020	825	$6.93	to	$61.86	$56,340	1.97%	0.52%	to	2.00%	(3.83)%	to	(5.34)%

Real Estate Securities Account – Class 2:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	638	$14.91	to	$17.7	$9,604	2.14%	0.75%	to	1.40%	4.63%	to	3.93%
2023	722	$14.25	to	$17.03	$10,446	1.76%	0.75%	to	1.40%	12.12%	to	11.45%
2022	707	$12.71	to	$15.28	$9,161	1.06%	0.75%	to	1.40%	(26.10)%	to	(26.61)%
2021	645	$17.2	to	$20.82	$11,375	1.27%	0.75%	to	1.40%	39.05%	to	38.06%
2020	524	$12.37	to	$15.08	$6,720	1.75%	0.75%	to	1.40%	(4.40)%	to	(4.98)%

Rydex VI Basic Materials Fund:
2024	48	$14.06	to	$15.29	$694	0.85%	0.75%	to	1.40%	(3.17)%	to	(3.84)%
2023	51	$14.52	to	$15.9	$765	—%	0.75%	to	1.40%	8.12%	to	7.43%
2022	49	$13.43	to	$14.8	$674	0.55%	0.75%	to	1.40%	(10.29)%	to	(10.90)%
2021	51	$14.97	to	$16.61	$799	0.58%	0.75%	to	1.40%	22.00%	to	21.24%
2020	33	$12.27	to	$13.7	$436	1.06%	0.75%	to	1.40%	18.90%	to	18.10%

Rydex VI Commodities Strategy Fund:
2024	125	$11.71	to	$8.11	$1,303	3.88%	0.75%	to	2.00%	7.43%	to	6.15%
2023	145	$10.9	to	$7.64	$1,381	10.33%	0.75%	to	2.00%	(6.92)%	to	(8.17)%
2022	263	$11.71	to	$8.32	$2,634	6.11%	0.75%	to	2.00%	21.98%	to	20.41%
2021	158	$9.6	to	$6.91	$1,262	—%	0.75%	to	2.00%	38.53%	to	36.83%
2020	95	$6.93	to	$5.05	$522	0.84%	0.75%	to	2.00%	(23.34)%	to	(24.29)%

Rydex VI NASDAQ 100 Fund:
2024	426	$28.22	to	$41.09	$12,473	0.20%	0.75%	to	1.40%	22.96%	to	22.18%
2023	484	$22.95	to	$33.63	$11,641	—%	0.75%	to	1.40%	52.09%	to	51.08%
2022	564	$15.09	to	$22.26	$8,927	—%	0.75%	to	1.40%	(34.62)%	to	(35.05)%
2021	583	$23.08	to	$34.27	$14,217	—%	0.75%	to	1.40%	24.62%	to	23.76%
2020	477	$18.52	to	$27.69	$9,468	0.28%	0.75%	to	1.40%	43.79%	to	42.95%

SAM Balanced Portfolio – Class 1:
2024	11,535	$3.74	to	$21.14	$267,603	1.97%	0.49%	to	2.00%	12.15%	to	10.39%
2023	14,448	$3.33	to	$19.15	$301,847	2.34%	0.40%	to	2.00%	15.51%	to	13.72%
2022	16,624	$2.89	to	$16.84	$304,355	2.36%	0.43%	to	2.00%	(16.50)%	to	(17.81)%
2021	18,731	$3.46	to	$20.49	$414,419	1.54%	0.42%	to	2.00%	13.26%	to	11.48%
2020	20,936	$3.05	to	$18.38	$414,619	2.20%	0.38%	to	2.00%	10.81%	to	9.08%

SAM Balanced Portfolio – Class 2:
2024	2,722	$14.85	to	$16.41	$41,092	1.79%	0.75%	to	1.40%	11.57%	to	10.80%
2023	2,890	$13.31	to	$14.81	$39,201	2.17%	0.75%	to	1.40%	14.74%	to	14.01%
2022	3,034	$11.6	to	$12.99	$36,044	2.23%	0.75%	to	1.40%	(16.91)%	to	(17.42)%
2021	2,698	$13.96	to	$15.73	$38,820	1.43%	0.75%	to	1.40%	12.58%	to	11.80%
2020	2,128	$12.4	to	$14.07	$27,483	1.99%	0.75%	to	1.40%	10.12%	to	9.41%

SAM Conservative Balanced Portfolio – Class 1:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	2,920	$21.36	to	$17.9	$58,245	2.52%	0.95%	to	2.00%	7.93%	to	6.74%
2023	3,458	$19.79	to	$16.77	$64,189	2.78%	0.95%	to	2.00%	10.93%	to	9.82%
2022	4,113	$17.84	to	$15.27	$69,026	2.39%	0.95%	to	2.00%	(15.25)%	to	(16.19)%
2021	4,796	$21.05	to	$18.22	$95,296	1.81%	0.95%	to	2.00%	8.67%	to	7.56%
2020	5,387	$19.37	to	$16.94	$98,902	2.36%	0.95%	to	2.00%	8.58%	to	7.42%

SAM Conservative Balanced Portfolio – Class 2:
2024	1,157	$13.21	to	$14.06	$15,409	2.36%	0.75%	to	1.40%	7.84%	to	7.16%
2023	1,310	$12.25	to	$13.12	$16,255	2.71%	0.75%	to	1.40%	10.96%	to	10.25%
2022	1,288	$11.04	to	$11.9	$14,447	2.31%	0.75%	to	1.40%	(15.34)%	to	(15.84)%
2021	1,244	$13.04	to	$14.14	$16,588	1.76%	0.75%	to	1.40%	8.67%	to	7.94%
2020	1,055	$12	to	$13.1	$13,091	2.34%	0.75%	to	1.40%	8.40%	to	7.73%

SAM Conservative Growth Portfolio – Class 1:
2024	2,085	$28.28	to	$23.71	$55,122	1.46%	0.95%	to	2.00%	14.12%	to	12.96%
2023	2,571	$24.78	to	$20.99	$59,776	1.72%	0.95%	to	2.00%	18.28%	to	17.00%
2022	3,175	$20.95	to	$17.94	$62,649	2.07%	0.95%	to	2.00%	(18.58)%	to	(19.41)%
2021	3,602	$25.73	to	$22.26	$87,461	1.18%	0.95%	to	2.00%	16.64%	to	15.40%
2020	4,184	$22.06	to	$19.29	$87,397	1.87%	0.95%	to	2.00%	11.87%	to	10.73%

SAM Conservative Growth Portfolio – Class 2:
2024	1,693	$16.32	to	$18.81	$28,414	1.30%	0.75%	to	1.40%	14.13%	to	13.31%
2023	1,874	$14.3	to	$16.6	$27,720	1.61%	0.75%	to	1.40%	18.18%	to	17.40%
2022	1,896	$12.1	to	$14.14	$23,966	1.86%	0.75%	to	1.40%	(18.63)%	to	(19.11)%
2021	1,903	$14.87	to	$17.48	$29,663	1.08%	0.75%	to	1.40%	16.63%	to	15.84%
2020	1,452	$12.75	to	$15.09	$19,609	1.63%	0.75%	to	1.40%	11.84%	to	11.12%

SAM Flexible Income Portfolio – Class 1:
2024	3,161	$19.24	to	$16.13	$56,957	2.94%	0.95%	to	2.00%	5.66%	to	4.54%
2023	3,816	$18.21	to	$15.43	$65,286	3.22%	0.95%	to	2.00%	8.33%	to	7.23%
2022	4,666	$16.81	to	$14.39	$73,943	2.83%	0.95%	to	2.00%	(13.93)%	to	(14.85)%
2021	5,790	$19.53	to	$16.9	$106,960	2.31%	0.95%	to	2.00%	5.85%	to	4.77%
2020	6,401	$18.45	to	$16.13	$112,074	2.79%	0.95%	to	2.00%	6.28%	to	5.15%

SAM Flexible Income Portfolio – Class 2:
2024	2,003	$12.2	to	$12.57	$24,553	2.83%	0.75%	to	1.40%	5.63%	to	5.01%
2023	2,370	$11.55	to	$11.97	$27,540	3.20%	0.75%	to	1.40%	8.45%	to	7.64%
2022	2,346	$10.65	to	$11.12	$25,199	2.61%	0.75%	to	1.40%	(14.04)%	to	(14.59)%
2021	2,650	$12.39	to	$13.02	$33,155	2.40%	0.75%	to	1.40%	5.81%	to	5.17%
2020	1,907	$11.71	to	$12.38	$22,698	2.76%	0.75%	to	1.40%	6.26%	to	5.54%

SAM Strategic Growth Portfolio – Class 1:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	1,383	$30.5	to	$25.57	$39,455	1.06%	0.95%	to	2.00%	15.88%	to	14.66%
2023	1,671	$26.32	to	$22.3	$41,289	1.37%	0.95%	to	2.00%	20.73%	to	19.44%
2022	1,934	$21.8	to	$18.67	$39,556	2.14%	0.95%	to	2.00%	(19.56)%	to	(20.38)%
2021	2,186	$27.1	to	$23.45	$55,573	0.95%	0.95%	to	2.00%	18.70%	to	17.48%
2020	2,442	$22.83	to	$19.96	$52,432	1.78%	0.95%	to	2.00%	14.32%	to	13.15%

SAM Strategic Growth Portfolio – Class 2:
2024	1,442	$17.47	to	$20.35	$25,478	0.90%	0.75%	to	1.40%	15.77%	to	15.04%
2023	1,330	$15.09	to	$17.69	$20,475	1.22%	0.75%	to	1.40%	20.72%	to	19.85%
2022	1,330	$12.5	to	$14.76	$17,165	1.94%	0.75%	to	1.40%	(19.61)%	to	(20.09)%
2021	1,430	$15.55	to	$18.47	$23,377	0.93%	0.75%	to	1.40%	18.61%	to	17.87%
2020	1,016	$13.11	to	$15.67	$14,344	1.68%	0.75%	to	1.40%	14.30%	to	13.55%

Short-Term Income Account – Class 1:
2024	3,187	$10.74	to	$11.21	$39,261	3.30%	0.75%	to	2.00%	4.27%	to	3.03%
2023	3,571	$10.3	to	$10.88	$42,402	1.75%	0.75%	to	2.00%	4.78%	to	3.52%
2022	4,238	$9.83	to	$10.51	$48,149	1.13%	0.75%	to	2.00%	(4.10)%	to	(5.40)%
2021	5,400	$10.25	to	$11.11	$64,485	1.51%	0.75%	to	2.00%	(1.54)%	to	(2.71)%
2020	6,027	$10.41	to	$11.42	$73,530	2.11%	0.75%	to	2.00%	2.66%	to	1.33%

SmallCap Account – Class 1:
2024	1,820	$4.51	to	$33.69	$64,411	0.36%	0.48%	to	2.00%	6.54%	to	4.86%
2023	2,028	$4.23	to	$32.13	$70,500	0.29%	0.38%	to	2.00%	15.05%	to	13.25%
2022	2,287	$3.68	to	$28.37	$70,258	0.06%	0.46%	to	2.00%	(20.96)%	to	(22.21)%
2021	2,578	$4.65	to	$36.47	$100,279	0.30%	0.47%	to	2.00%	19.62%	to	17.76%
2020	2,930	$3.89	to	$30.97	$97,992	0.50%	0.36%	to	2.00%	21.69%	to	19.76%

SmallCap Account – Class 2:
2024	322	$14.88	to	$17.03	$4,845	0.13%	0.75%	to	1.40%	5.91%	to	5.19%
2023	342	$14.05	to	$16.19	$4,895	0.05%	0.75%	to	1.40%	14.51%	to	13.77%
2022	352	$12.27	to	$14.23	$4,429	—%	0.75%	to	1.40%	(21.50)%	to	(21.98)%
2021	326	$15.63	to	$18.24	$5,282	0.15%	0.75%	to	1.40%	18.95%	to	18.21%
2020	268	$13.14	to	$15.43	$3,730	0.28%	0.75%	to	1.40%	20.99%	to	20.17%

T. Rowe Price Blue Chip Growth Portfolio – II:
2024	1,473	$20.89	to	$65.23	$43,146	—%	0.75%	to	2.00%	34.17%	to	32.47%
2023	1,549	$15.57	to	$49.24	$35,441	—%	0.75%	to	2.00%	47.86%	to	46.03%
2022	1,558	$10.53	to	$33.72	$26,429	—%	0.75%	to	2.00%	(39.13)%	to	(39.88)%
2021	1,422	$17.3	to	$56.09	$43,230	—%	0.75%	to	2.00%	16.42%	to	15.01%
2020	1,075	$14.86	to	$48.77	$34,934	—%	0.75%	to	2.00%	32.92%	to	31.28%

T. Rowe Price Health Sciences Portfolio – II:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	165	$84.8	to	$75.04	$14,025	—%	1.40%	to	2.00%	(0.01)%	to	(0.61)%
2023	194	$84.81	to	$75.5	$16,435	—%	1.40%	to	2.00%	1.27%	to	0.65%
2022	235	$83.75	to	$75.01	$19,642	—%	1.40%	to	2.00%	(13.90)%	to	(14.41)%
2021	276	$97.27	to	$87.64	$26,785	—%	1.40%	to	2.00%	11.25%	to	10.59%
2020	324	$87.43	to	$79.25	$28,126	—%	1.40%	to	2.00%	27.47%	to	26.72%

The Merger Fund VL:
2024	24	$12.5	to	$11.99	$296	1.53%	0.75%	to	1.40%	2.63%	to	1.96%
2023	27	$12.18	to	$11.76	$327	1.69%	0.75%	to	1.40%	3.57%	to	2.89%
2022	33	$11.76	to	$11.43	$388	1.52%	0.75%	to	1.40%	0.17%	to	(0.52)%
2021	34	$11.74	to	$11.49	$401	—%	0.75%	to	1.40%	0.26%	to	(0.26)%
2020	34	$11.71	to	$11.52	$398	—%	0.75%	to	1.40%	6.65%	to	5.88%

TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares:
2024	92	$15.07	to	$13.88	$1,381	0.97%	0.75%	to	2.00%	10.89%	to	9.55%
2023	84	$13.59	to	$12.67	$1,138	0.82%	0.75%	to	2.00%	16.25%	to	14.76%
2022	87	$11.69	to	$11.04	$1,015	0.87%	0.75%	to	2.00%	(16.74)%	to	(17.80)%
2021	84	$14.04	to	$13.43	$1,182	0.44%	0.75%	to	2.00%	18.18%	to	16.78%
2020	85	$11.88	to	$11.5	$1,010	1.40%	0.75%	to	2.00%	11.44%	to	10.05%

TOPS® Balanced ETF Portfolio – Investor Class Shares:
2024	322	$12.8	to	$11.79	$4,110	1.88%	0.75%	to	2.00%	5.79%	to	4.43%
2023	255	$12.1	to	$11.29	$3,079	1.68%	0.75%	to	2.00%	10.30%	to	8.98%
2022	199	$10.97	to	$10.36	$2,180	1.40%	0.75%	to	2.00%	(12.03)%	to	(13.16)%
2021	167	$12.47	to	$11.93	$2,084	0.76%	0.75%	to	2.00%	8.53%	to	7.19%
2020	91	$11.49	to	$11.13	$1,044	1.32%	0.75%	to	2.00%	7.28%	to	6.00%

TOPS® Conservative ETF Portfolio – Investor Class Shares:
2024	123	$12.2	to	$11.24	$1,485	2.18%	0.75%	to	2.00%	4.99%	to	3.69%
2023	130	$11.62	to	$10.84	$1,489	1.95%	0.75%	to	2.00%	8.09%	to	6.80%
2022	118	$10.75	to	$10.15	$1,253	1.45%	0.75%	to	2.00%	(9.74)%	to	(10.89)%
2021	103	$11.91	to	$11.39	$1,216	0.99%	0.75%	to	2.00%	5.40%	to	4.11%
2020	31	$11.3	to	$10.94	$349	1.61%	0.75%	to	2.00%	5.90%	to	4.59%

TOPS® Growth ETF Portfolio – Investor Class Shares:
2024	131	$14.5	to	$13.36	$1,895	1.05%	0.75%	to	2.00%	9.60%	to	8.27%
2023	125	$13.23	to	$12.34	$1,656	1.10%	0.75%	to	2.00%	14.94%	to	13.52%
2022	84	$11.51	to	$10.87	$964	0.95%	0.75%	to	2.00%	(15.55)%	to	(16.64)%
2021	103	$13.63	to	$13.04	$1,395	0.46%	0.75%	to	2.00%	15.41%	to	14.09%
2020	59	$11.81	to	$11.43	$694	0.61%	0.75%	to	2.00%	10.58%	to	9.06%

TOPS® Moderate Growth ETF Portfolio – Investor Class Shares:

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
		Unit fair value								Total return (3)
		corresponding					Expense			corresponding
		to lowest			Net	Investment	ratio (2)			to lowest
	Units	to highest			assets	income	lowest to			to highest
Division	(000's)	expense ratio			(000's)	ratio (1)	highest			expense ratio
2024	84	$13.75	to	$12.66	$1,144	1.48%	0.75%	to	2.00%	7.67%	to	6.30%
2023	76	$12.77	to	$11.91	$965	1.34%	0.75%	to	2.00%	12.41%	to	11.00%
2022	58	$11.36	to	$10.73	$661	1.44%	0.75%	to	2.00%	(13.74)%	to	(14.84)%
2021	39	$13.17	to	$12.6	$515	0.83%	0.75%	to	2.00%	11.70%	to	10.43%
2020	27	$11.79	to	$11.41	$323	1.41%	0.75%	to	2.00%	9.47%	to	8.05%

U.S. LargeCap Buffer April Account – Class 2:
2024	2,887	$13.19	to	$12.9	$37,947	0.36%	0.75%	to	2.00%	17.56%	to	16.01%
2023 (12)	1,927	$11.22	to	$11.12	$21,590	0.43%	0.75%	to	2.00%	12.20%	to	11.20%

U.S. LargeCap Buffer January Account – Class 2:
2024	4,923	$13.92	to	$13.57	$68,309	0.10%	0.75%	to	2.00%	17.47%	to	15.98%
2023	4,932	$11.85	to	$11.7	$58,340	0.34%	0.75%	to	2.00%	18.50%	to	17.00%
2022 (11)	2,560	$10	to	$10	$25,599	—%	0.75%	to	2.00%	—%	to	—%

U.S. LargeCap Buffer July Account – Class 2:
2024	2,810	$13.94	to	$13.51	$38,896	0.04%	0.75%	to	2.00%	16.95%	to	15.47%
2023	4,562	$11.92	to	$11.7	$54,229	0.59%	0.75%	to	2.00%	17.44%	to	15.96%
2022 (9)	2,485	$10.15	to	$10.09	$25,218	0.65%	0.75%	to	2.00%	1.50%	to	0.90%

U.S. LargeCap Buffer October Account – Class 2:
2024	4,078	$14.74	to	$14.33	$59,838	0.03%	0.75%	to	2.00%	18.30%	to	16.79%
2023	1,514	$12.46	to	$12.27	$18,808	0.47%	0.75%	to	2.00%	18.55%	to	17.08%
2022 (10)	1,610	$10.51	to	$10.48	$16,910	0.58%	0.75%	to	2.00%	5.10%	to	4.80%

VanEck VIP Trust Global Gold Fund – Class S Shares:
2024	120	$11.1	to	$10.75	$1,327	3.58%	0.75%	to	2.00%	13.50%	to	12.10%
2023	50	$9.78	to	$9.59	$483	—%	0.75%	to	2.00%	9.64%	to	8.24%
2022 (8)	37	$8.92	to	$8.86	$330	—%	0.75%	to	2.00%	(9.63)%	to	(10.23)%

VanEck VIP Trust Global Resources Fund – Class S Shares:
2024	299	$10.73	to	$10.17	$3,273	2.36%	0.75%	to	2.00%	(3.77)%	to	(5.04)%
2023	347	$11.15	to	$10.71	$3,965	2.50%	0.75%	to	2.00%	(4.54)%	to	(5.72)%
2022	431	$11.68	to	$11.36	$5,142	1.54%	0.75%	to	2.00%	7.25%	to	5.97%
2021	407	$10.89	to	$10.72	$4,589	0.31%	0.75%	to	2.00%	17.86%	to	16.40%
2020	445	$9.24	to	$9.21	$4,251	0.73%	0.75%	to	2.00%	17.86%	to	16.43%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4)	Commenced operations April 30, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(5)	Commenced operations June 8, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(6)	Commenced operations April 29, 2021. Investment income ratios have been annualized for the year ended December 31, 2021.
(7)	Commenced operations June 7, 2021. Investment income ratios have been annualized for the year ended December 31, 2021.
(8)	Fund made available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(9)	Fund made available to policyholders on June 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(10)	Fund made available to policyholders on September 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(11)	Fund made available to policyholders on December 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(12)	Fund made available to policyholders on March 30, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.
(13)	Fund made available to policyholders on April 26, 2024. Investment income ratios have been annualized for the year ended, December 31, 2024.
(14)	Fund made available to policyholders on June 3, 2024. Investment income ratios have been annualized for the year ended, December 31, 2024.
(15)	Represented the operations of Calvert VP EAFE International Index Portfolio – Class F until June 1, 2024.
(16)	Represented the operations of Calvert VP Investment Grade Bond Index Portfolio – Class F until June 1, 2024.
(17)	Represented the operations of Calvert VP Nasdaq 100 Index Portfolio – Class F until June 1, 2024.
(18)	Represented the operations of Calvert VP Russell 2000 Small Cap Index Portfolio – Class F until June 1, 2024.
(19)	Represented the operations of Calvert VP S&P MidCap 400 Index Portfolio – Class F until June 1, 2024.
(20)	Represented the operations of Delaware VIP Small Cap Value Series – Service Class until June 1, 2024.
(21)	Represented the operations of Diversified Balanced Managed Volatility Account – Class 2 until June 1, 2024.
(22)	Represented the operations of Diversified Balanced Volatility Control Account – Class 2 until June 1, 2024.
(23)	Represented the operations of Diversified Growth Managed Volatility Account – Class 2 until June 1, 2024.
(24)	Represented the operations of Diversified Growth Volatility Control Account – Class 2 until June 1, 2024.

7. Subsequent Events

Principal Life Insurance Co
Separate Account B

Notes to Financial Statements

December 31, 2024

    Separate Account B performed an evaluation of subsequent events through March 28, 2025, and determined no items required recognition or disclosure.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of investments in securities
Description of the Matter
A subset of the Company’s $66.2 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities, which include bonds, asset-backed securities, redeemable preferred stock and certain non-redeemable preferred securities, are classified as either available-for-sale or trading and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 19 of the consolidated financial statements, for certain securities the Company obtains prices from third party pricing vendors, a subset of which exhibit higher estimation uncertainty given the characteristics of the security. In addition, the Company uses a matrix priced internal model to develop the fair value for a subset of corporate bonds. The fair value is developed using a risk spread which creates higher estimation uncertainty.

Auditing the fair value of the securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over management’s valuation process for the fixed income securities portfolio that exhibits higher estimation uncertainty. This included, among others, testing the review and approval process that management has in place over validating the fair value from third party pricing sources and the assumptions used in determining the fair value for matrix priced securities.

To test the fair value calculation, we utilized the support of our valuation specialists which included, among others, independently calculating a reasonable range of fair values for a sample of securities by using a cash flow model and cash flow and yield assumptions based on independently obtained information or available transaction data for similar securities. We compared these ranges to management’s estimates of fair value for the selected securities.

Liability for future policy benefits and claims

Description of the Matter
At December 31, 2024, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $44.3 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP
Des Moines, Iowa
March 28, 2025

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31,
	2024	2023
	(in millions, except share amounts)
Assets
Fixed maturities, available-for-sale (1)	$65,260.4	$62,530.2
Fixed maturities, trading (2024 and 2023 include $74.7 million and $45.2 million related to consolidated
variable interest entities)	890.7	715.3
Equity securities	804.6	43.0
Mortgage loans (2024 and 2023 include $944.5 million and $871.9 million related to consolidated variable
interest entities and $140.6 million and $0.0 million measured at fair value under the fair value option)	19,657.9	19,221.2
Real estate (2024 and 2023 include $781.8 million and $779.1 million related to consolidated variable
interest entities)	2,463.7	2,343.5
Policy loans	852.4	793.2
Other investments (2024 and 2023 include $149.6 million and $182.1 million related to consolidated variable
interest entities and $129.0 million and $163.2 million measured at fair value under the fair value option)	5,274.9	4,118.8
Total investments	95,204.6	89,765.2
Cash and cash equivalents (2024 and 2023 include $58.0 million and $64.9 million related to consolidated
variable interest entities)	3,327.4	3,638.0
Accrued investment income	817.0	774.0
Reinsurance recoverable and deposit receivable	23,596.3	24,424.7
Premiums due and other receivables	3,883.2	4,076.9
Deferred acquisition costs	3,925.3	3,926.5
Market risk benefit asset	199.5	153.4
Property and equipment	639.4	780.1
Goodwill	59.5	48.3
Other intangibles	26.7	10.6
Separate account assets	138,860.2	131,641.7
Other assets	505.8	530.7
Total assets	$271,044.9	$259,770.1

Liabilities
Contractholder funds	$43,008.5	$41,362.9
Future policy benefits and claims	44,303.3	42,488.0
Market risk benefit liability	62.1	111.9
Other policyholder funds	961.0	909.5
Short-term debt (2024 and 2023 include $119.0 million and $0.0 million related to consolidated variable
interest entities)	119.0	—
Long-term debt	24.7	3.0
Deferred income taxes	1,622.4	1,541.0
Separate account liabilities	138,860.2	131,641.7
Funds withheld payable	22,497.9	23,744.9
Other liabilities (2024 and 2023 include $89.3 million and $83.9 million related to consolidated variable
interest entities)	10,882.2	9,843.6
Total liabilities	262,341.3	251,646.5

Redeemable noncontrolling interest	5.0	—

Stockholder's equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued and
outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,316.9	6,320.0
Retained earnings	5,265.6	4,922.0
Accumulated other comprehensive loss	(2,891.4)	(3,128.7)
Total stockholder's equity attributable to Principal Life Insurance Company	8,693.6	8,115.8
Noncontrolling interest	5.0	7.8
Total stockholder's equity	8,698.6	8,123.6
Total liabilities and stockholder's equity	$271,044.9	$259,770.1

(1) See Note 5, Investments, for further details relating to the amortized cost of fixed maturities, available-for-sale.

See accompanying notes.
1

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Revenues
Premiums and other considerations	$6,091.2	$6,396.7	$5,264.3
Fees and other revenues	2,334.0	2,204.7	2,168.1
Net investment income	3,534.4	3,285.5	2,852.4
Net realized capital gains (losses) (1)	(152.2)	(154.7)	83.3
Net realized capital gains on funds withheld assets (1)	86.0	161.8	749.4
Change in fair value of funds withheld embedded derivative	579.9	(1,326.7)	3,652.8
Total revenues	12,473.3	10,567.3	14,770.3
Expenses
Benefits, claims and settlement expenses	6,832.4	7,226.2	5,882.7
Liability for future policy benefits remeasurement (gain) loss	661.2	(52.5)	(259.8)
Market risk benefit remeasurement loss	50.6	33.7	131.2
Dividends to policyholders	99.9	89.2	94.8
Operating expenses	3,236.0	3,121.5	3,135.9
Total expenses	10,880.1	10,418.1	8,984.8
Income before income taxes	1,593.2	149.2	5,785.5
Income taxes (benefits)	224.3	(87.4)	1,106.0
Net income	1,368.9	236.6	4,679.5
Net income attributable to noncontrolling interest	12.0	19.6	62.2
Net income attributable to Principal Life Insurance Company	$1,356.9	$217	$4,617.3

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.
2

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net income	$1,368.9	$236.6	$4,679.5
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	(679.2)	1,909.3	(9,751.4)
Net unrealized gains (losses) on derivative instruments	53.9	(41.8)	(23.1)
Liability for future policy benefits discount rate remeasurement gain (loss)	868.6	(392.2)	4,973.4
Market risk benefit nonperformance risk remeasurement gain (loss)	(8.9)	(31.1)	111.5
Net unrecognized postretirement benefit obligation	2.9	1.8	(2.0)
Other comprehensive income (loss)	237.3	1,446.0	(4,691.6)
Comprehensive income (loss)	1,606.2	1,682.6	(12.1)
Comprehensive income attributable to noncontrolling interest	12.0	19.6	62.2
Comprehensive income (loss) attributable to Principal Life Insurance Company	$1,594.2	$1,663	$(74.3)

See accompanying notes.
3

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances as of January 1, 2022	$2.5	$6,340.9	$2,718.2	$2.5	$17.8	$9,081.9
Capital distributions to parent	—	(30.3)	—	—	—	(30.3)
Stock-based compensation	—	24.8	(2.8)	—	—	22.0
Dividends to parent	—	—	(1,425.0)	—	—	(1,425.0)
Distributions to noncontrolling interest	—	—	—	—	(81.1)	(81.1)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Purchase of subsidiary shares from noncontrolling
interest	—	(4.3)	—	—	(2.4)	(6.7)
Adjustment for reinsurance	—	—	—	114.4	—	114.4
Net income	—	—	4,617.3	—	62.2	4,679.5
Other comprehensive loss	—	—	—	(4,691.6)	—	(4,691.6)
Balances as of December 31, 2022	2.5	6,331.1	5,907.7	(4,574.7)	3.8	7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	2.5	6,320.0	4,922.0	(3,128.7)	7.8	8,123.6
Capital distributions to parent	—	(35.4)	—	—	—	(35.4)
Stock-based compensation	—	32.3	(3.3)	—	—	29.0
Dividends to parent	—	—	(1,010.0)	—	—	(1,010.0)
Distributions to noncontrolling interest	—	—	—	—	(18.7)	(18.7)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Noncontrolling interest of deconsolidated entities	—	—	—	—	(3.0)	(3.0)
Net income	—	—	1,356.9	—	11.6	1,368.5
Other comprehensive income	—	—	—	237.3	—	237.3
Balances as of December 31, 2024	$2.5	$6,316.9	$5,265.6	$(2,891.4)	$5	$8,698.6

See accompanying notes.
4

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Operating activities
Net income	$1,368.9	$236.6	$4,679.5
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital (gains) losses	152.2	154.7	(83.3)
Net realized capital gains on funds withheld assets	(86.0)	(161.8)	(749.4)
Change in fair value of funds withheld embedded derivative	(579.9)	1,326.7	(3,652.8)
Depreciation and amortization expense	145.0	151.2	175.1
Amortization of deferred acquisition costs and contract costs	395.0	396.3	393.3
Additions to deferred acquisition costs and contract costs	(396.7)	(384.9)	(393.2)
Amortization of reinsurance loss	642.3	20.4	19.3
Market risk benefit remeasurement loss	50.6	33.7	131.2
Stock-based compensation	29.0	25.1	22.1
Income from equity method investments, net of dividends received	(33.2)	(27.5)	(42.9)
Changes in:
Accrued investment income	(43.0)	(45.5)	(50.1)
Net cash flows for trading securities and equity securities with operating intent	(8.8)	(60.0)	(389.0)
Premiums due and other receivables	4.4	(205.8)	(3,259.3)
Contractholder and policyholder liabilities and dividends	3,028.5	3,513.3	2,071.0
Current and deferred income taxes (benefits)	95.2	(191.2)	893.6
Real estate acquired through operating activities	(82.4)	(130.8)	(164.4)
Real estate sold through operating activities	130.3	164.8	—
Funds withheld, net of reinsurance recoverable and deposit receivable	(96.2)	(338.3)	2,904.5
Other assets and liabilities	(154.6)	176.1	417.2
Other	219.8	255.9	548.4
Net adjustments	3,411.5	4,672.4	(1,208.7)
Net cash provided by operating activities	4,780.4	4,909.0	3,470.8
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(14,221.2)	(10,704.4)	(18,288.2)
Sales	2,952.1	4,871.3	12,685.1
Maturities	7,134.2	4,957.2	6,566.9
Mortgage loans acquired or originated	(2,415.8)	(1,998.7)	(3,633.2)
Mortgage loans sold or repaid	1,802.2	2,011.4	2,513.2
Real estate acquired	(167.8)	(187.5)	(245.2)
Real estate sold	125.8	130.8	373.9
Net purchases of property and equipment	(43.3)	(41.1)	(68.4)
Purchase of business or interests in subsidiaries, net of cash acquired	(27.1)	—	—
Net change in other investments	(740.8)	(781.8)	(218.1)
Net cash used in investing activities	(5,601.7)	(1,742.8)	(314.0)
Financing activities
Payments for financing element derivatives	(43.1)	(42.1)	(50.6)
Purchase of subsidiary shares from noncontrolling interest	—	—	(6.7)
Dividends paid to parent	(1,010.0)	(1,200.0)	(1,425.0)
Distributions to parent	(35.4)	(39.0)	(30.3)
Issuance of long-term debt	21.8	—	15.4
Principal repayments of long-term debt	(0.1)	(64.0)	(2.1)
Net proceeds from short-term borrowings	119.0	—	—
Investment contract deposits	11,745.4	8,152.2	6,881.3
Investment contract withdrawals	(10,858.5)	(9,326.3)	(7,524.6)
Net increase (decrease) in banking operation deposits	571.2	(338.6)	1,086.3
Other	0.4	0.3	0.2
Net cash provided by (used in) financing activities	510.7	(2,857.5)	(1,056.1)
Net increase (decrease) in cash and cash equivalents	(310.6)	308.7	2,100.7
Cash and cash equivalents at beginning of period	3,638.0	3,329.3	1,228.6
Cash and cash equivalents at end of period	$3,327.4	$3,638	$3,329.3

Supplemental information:
Cash paid for interest	$0.1	$1.3	$2.6
Cash paid for income taxes	70.9	63.1	43.5

Supplemental disclosure of non-cash activities:
Assets received in kind from pension risk transfer transactions	$405	$—	$—
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	—	(389.7)	(220.7)
Increase in fixed maturities, available-for-sale	—	286.2	167.6
Increase in fixed maturities, trading	—	10.8	—
Assets transferred in kind for settlement to reinsurer	—	—	(428.5)

See accompanying notes.
5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2024

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

During the fourth quarter of 2023, we closed a coinsurance with funds withheld reinsurance transaction with Principal Financial Services (Bermuda) Ltd. (“PFS Bermuda”), an affiliated Class C reinsurer that is a Bermuda exempted company limited by shares, pursuant to which we ceded certain of our term life and pension risk transfer (“PRT”) blocks of business.

We evaluated subsequent events through March 28, 2025, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Disaggregation of Income Statement Expenses
This authoritative guidance expands the disclosures about a public entity’s expenses and addresses requests for more granular information about the types of expenses in commonly presented expense categories.
	December 31, 2027	We are currently evaluating the impact this guidance will have on our notes to the consolidated financial statements.
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	January 1, 2025	This guidance will not have a material impact on our notes to the consolidated financial statements.
Standards adopted:
Improvements to reportable segments disclosures
This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.
	December 31, 2024	The enhanced disclosures can be found in Note 21, Segment Information.
Targeted improvements to the accounting for long-duration insurance contracts
This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).
2.Market risk benefits (“MRBs”), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.
3.Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.
4.Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.
January 1, 2023
This guidance changed how we account for many of our insurance and annuity products.

The additional disclosure requirements can be found in the following notes:
•Note 8, Deferred Acquisition Costs and Other Actuarial Balances
•Note 9, Separate Account Balances
•Note 10, Contractholder Funds
•Note 11, Future Policy Benefits and Claims
•Note 12, Market Risk Benefits

7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for MRBs was applied retrospectively.
Troubled debt restructurings and vintage disclosures
This authoritative guidance eliminated the accounting requirements for troubled debt restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of TDRs, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Targeted improvements to accounting for hedging activities – portfolio layer method
This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Facilitation of the effects of reference rate reform on financial reporting
This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.
	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Duration Insurance Contracts Disclosures

We include disaggregated rollforwards for DAC, the unearned revenue liability, separate account liabilities, policyholder account balances, the liability for future policy benefits, the additional liability for certain benefit features and MRBs. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

Amounts from different reportable segments cannot be aggregated for disclosures. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for long-duration insurance contract disclosures.

•Retirement and Income Solutions:
oWorkplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans
oIndividual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings
oPension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions
oIndividual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings
oIndividual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines
oInvestment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions
•Benefits and Protection – Specialty Benefits:
oIndividual disability – Disability insurance providing protection to individuals and/or business owners
•Benefits and Protection – Life Insurance:
oUniversal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited universal life insurance with secondary guarantee (“ULSG”) business
oTerm life – Term life insurance products offered to individuals and/or business owners
oParticipating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of long-duration insurance contracts disclosures for DAC
•Corporate:
oLong-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment uses a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Use of Estimates in the Preparation of Financial Statements

    The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•the fair value of investments in the absence of quoted market values;
•investment impairments and valuation allowances;
•the fair value of derivatives;
•the fair value of MRBs;
•the liability for future policy benefits and claims, including the deferred profit liability;
•the value of our other postretirement benefit obligation and
•accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

    We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on certain fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.
The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

10

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a change to the valuation allowance and/or a write-off is needed. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details. Prior to the implementation of authoritative guidance in 2023, we assessed loan modifications to determine if a TDR had occurred. See Note 5, Investments, under the caption "Troubled Debt Restructuring" for further details

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $218.5 million and $228.8 million as of December 31, 2024 and 2023, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on certain fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

    Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

11

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Accounting and Financial Statement Presentation

    We designate derivatives as either:

(a)    a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b)    a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c)    a derivative not designated as a hedging instrument.

    Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those derivatives are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale and mortgage loans, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

    Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

    Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

    Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

    We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.
12

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

    If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of accumulated other comprehensive income (“AOCI”) related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

    Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

    Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

    Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

    Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

13

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

    Participating business represented approximately 2%, 2% and 3% of our life insurance in force and 15%, 16% and 17% of the number of life insurance policies in force as of December 31, 2024, 2023 and 2022, respectively. Participating business represented approximately 15%, 16% and 18% of life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

    Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Short-Duration Contracts

    We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

Liability for Unpaid Claims

    The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

    Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
    Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

14

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

    Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

    Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

    Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

    Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

15

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

16

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

Income Taxes

    Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

Actuarial Balance Re-Cohorting

In 2021, we completed a comprehensive review of our business mix and capital management options (the “Strategic Review”). We made the decision to exit our U.S. retail ULSG business. The ULSG business was previously managed together with our other universal life (“UL”) business within our Benefits and Protection segment. As such, calculations of actuarial balances included UL and ULSG in the same cohorts, which are the unit of account used for measurement. As a result of the Strategic Review, we made the decision in the second quarter of 2022 to manage the ULSG business separately from our other UL business effective as of January 1, 2022. This led to us re-cohorting the UL business, resulting in separate cohorts for the ULSG business vs. the remaining UL business.

17

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The re-cohorting impacted the measurement of our cost of reinsurance and additional liability for certain benefit features. The pre-tax impacts to comprehensive income were as follows:

For the year ended
December 31, 2022
(in millions)
Increase to income before taxes
Cost of reinsurance amortization (1)	$33.7
Change in additional liability for certain benefit features (1)	167.4
Total increase to income before income taxes	201.1

Increase to pre-tax other comprehensive income
Cost of reinsurance unrealized losses	(2.1)
Change in additional liability for certain benefit features unrealized gains	7.8
Total increase to pre-tax other comprehensive income	5.7

Total increase to pre-tax comprehensive income	$206.8

(1) Reported in liability for future policy benefits remeasurement (gain) loss.

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2024, 2023 and 2022, we received $567.9 million, $524.6 million and $606.0 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable (payable) to PFS of $73.9 million and $71.5 million as of December 31, 2024 and 2023, respectively, and earned interest of $8.3 million, $10.1 million and $4.2 million during 2024, 2023 and 2022, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $6,514.5 million and $5,919.9 million as of December 31, 2024 and 2023, respectively. In addition, we recognized premiums and other fees of $992.3 million, $938.1 million and $890.2 million for the years ended December 31, 2024, 2023 and 2022, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,254.0 million, $1,076.2 million and $970.9 million for the years ended December 31, 2024, 2023 and 2022, respectively, associated with this agreement.

18

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and PRT blocks of business. Under this agreement, we had a reinsurance recoverable of $4,106.3 million and $3,813.1 million as of December 31, 2024 and 2023, respectively. We had a $0.0 million and $1.7 million receivable from PFS Bermuda and a $62.2 million and $26.2 million payable to PFS Bermuda as of December 31, 2024 and 2023, respectively, associated with the settlement statements. In addition, we ceded premiums of $733.1 million and $53.4 million and benefits of $813.2 million and $76.4 million for the years ended December 31, 2024 and 2023, respectively, associated with this agreement. We passed net investment income of $228.9 million and $56.1 million and net realized capital gains (losses) of $1.7 million and $(1.1) million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2024 and 2023, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $129.5 million and $31.2 million for the years ended December 31, 2024 and 2023, respectively.

Notes Receivable

As of December 31, 2024, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $3.3 million, $4.6 million and $5.9 million for the years ended December 31, 2024, 2023 and 2022, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $438.2 million, $407.1 million and $412.6 million for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $158.3 million, $95.9 million and $81.5 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $44.5 million, $44.2 million and $41.3 million during 2024, 2023 and 2022, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $2.1 million, $1.8 million and $2.3 million during 2024, 2023 and 2022, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $43.7 million, $38.8 million and $55.4 million of pension expense from PFG during 2024, 2023 and 2022, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $117.0 million, $108.1 million and $109.3 million of asset management fee expense for the years ended December 31, 2024, 2023 and 2022, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.
19

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2023	$18.8	$29.5	$—	$48.3
Balance as of December 31, 2023	18.8	29.5	—	48.3
Goodwill from acquisitions (1)	11.2	—	—	11.2
Balance as of December 31, 2024	$30	$29.5	$—	$59.5

(1)Relates to the acquisition of employee stock ownership plan business from Ascensus within our Retirement and Income Solutions segment.

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2024	2023
	(in millions)
Gross carrying value	$52.7	$34.9
Accumulated amortization	26.0	24.3
Net carrying value	$26.7	$10.6

The amortization expense for intangible assets with finite useful lives was $1.7 million, $1.0 million and $2.8 million for 2024, 2023 and 2022, respectively. As of December 31, 2024, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2025	$2.5
2026	2.5
2027	2.5
2028	2.5
2029	2.5

4. Variable Interest Entities

We have relationships with various types of entities which may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2024 and December 31, 2023.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting
20

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Sponsored Investment Fund

We sponsor and invest in an investment fund for which a related party provides asset management services. The fund is a VIE as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined we are the primary beneficiary of the VIE where our interest in the entity is more than insignificant.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs. We deconsolidated trusts in 2023 as we no longer held substantially all of the certificates.

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2024		December 31, 2023
	Total	Total	Total	Total
	assets	liabilities	assets	liabilities
	(in millions)
Real estate (1)	$814.3	$69.4	$829.1	$63
Sponsored investment fund (2)	150.8	140.8	—	—
Residential mortgage loans (3)	806.5	19.9	874.7	20.9
Asset-backed limited partnership (4)	250.0	—	249.3	—
Total	$2,021.6	$230.1	$1,953.1	$83.9

(1) The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.
(2) The assets of the sponsored investment fund VIE are primarily commercial mortgage loans and cash. The liabilities include short-term debt and long-term debt. The consolidated statements of financial position included a $5.0 million and $0.0 million redeemable noncontrolling interest for the sponsored investment fund as of December 31, 2024 and 2023, respectively. We have unfunded commitments to the VIE. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional capital when called upon to do so by the investment manager.
(3) The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.
(4) The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position.

21

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities ("RMBS") and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

22

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2024
Fixed maturities, available-for-sale:
Corporate	$308.2	$359.7
Residential mortgage-backed pass-through securities	3,319.6	3,517.1
Commercial mortgage-backed securities	5,177.1	5,622.0
Collateralized debt obligations (2)	6,556.6	6,514.8
Other debt obligations	8,882.5	10,555.8
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	9.1	9.1
Commercial mortgage-backed securities	44.1	44.1
Collateralized debt obligations (2)	210.1	210.1
Other debt obligations	210.1	210.1
Other investments:
Other limited partnership and fund interests	2,355.0	4,042.6

December 31, 2023
Fixed maturities, available-for-sale:
Corporate	$364.9	$369.8
Residential mortgage-backed pass-through securities	2,824.9	2,959.8
Commercial mortgage-backed securities	4,743.4	5,391.6
Collateralized debt obligations (2)	5,397.8	5,459.0
Other debt obligations	7,879.4	8,976.2
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	10.4	10.4
Commercial mortgage-backed securities	53.1	53.1
Collateralized debt obligations (2)	2.0	2.0
Other debt obligations	228.4	228.4
Other investments:
Other limited partnership and fund interests	1,661.2	2,954.3

(1)Our risk of loss is limited to our initial investment measured at amortized cost excluding portfolio layer method basis adjustments for fixed maturities, available-for-sale. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

23

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

    The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

		Gross	Gross	Allowance
	Amortized	unrealized	unrealized	for credit
	cost (1)	gains	losses	loss	Fair value
	(in millions)
December 31, 2024
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,732.7	$0.2	$298	$—	$1,434.9
Non-U.S. governments	553.8	12.6	84.4	—	482.0
States and political subdivisions	7,161.3	11.5	1,133.9	—	6,038.9
Corporate	36,649.4	343.8	3,619.9	16.1	33,357.2
Residential mortgage-backed pass-through securities	3,517.1	8.7	206.2	—	3,319.6
Commercial mortgage-backed securities	5,622.0	4.9	449.8	—	5,177.1
Collateralized debt obligations (2)	6,514.8	48.0	6.2	—	6,556.6
Other debt obligations	9,421.1	50.0	576.8	0.2	8,894.1
Total excluding portfolio layer method basis
adjustment	71,172.2	479.7	6,375.2	16.3	65,260.4
Unallocated portfolio layer method basis
adjustment (3)	(55.7)	55.7	—	—	—
Total fixed maturities, available-for-sale	$71,116.5	$535.4	$6,375.2	$16.3	$65,260.4

December 31, 2023
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,719.1	$19.3	$233.5	$—	$1,504.9
Non-U.S. governments	522.2	16.9	59.2	—	479.9
States and political subdivisions	7,493.9	45.4	926.0	—	6,613.3
Corporate	35,707.6	433.7	3,059.9	1.9	33,079.5
Residential mortgage-backed pass-through securities	2,959.8	25.7	160.6	—	2,824.9
Commercial mortgage-backed securities	5,391.6	1.6	649.8	—	4,743.4
Collateralized debt obligations (2)	5,379.6	45.0	26.8	—	5,397.8
Other debt obligations	8,447.2	42.2	602.8	0.1	7,886.5
Total fixed maturities, available-for-sale	$67,621	$629.8	$5,718.6	$2	$62,530.2

(1)Amortized cost excludes accrued interest receivable of $642.3 million and $616.0 million as of December 31, 2024 and 2023, respectively.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.
(3)Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

24

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2024, by expected maturity, were as follows:

	Amortized cost (1)	Fair value
	(in millions)
Due in one year or less	$1,243	$1,241.3
Due after one year through five years	8,603.6	8,409.3
Due after five years through ten years	9,493.5	9,041.1
Due after ten years	26,757.1	22,621.3
Subtotal	46,097.2	41,313.0
Mortgage-backed and other asset-backed securities	25,075.0	23,947.4
Total	$71,172.2	$65,260.4

(1)Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

    The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$2,323.6	$2,230	$1,734.4
Fixed maturities, trading	30.7	32.4	19.6
Equity securities	6.3	3.5	(35.4)
Mortgage loans	695.6	661.5	619.9
Real estate	177.8	177.2	276.2
Policy loans	41.9	39.1	34.4
Cash and cash equivalents	214.7	148.2	37.6
Derivatives	94.3	38.6	171.3
Other	258.6	231.6	194.8
Total	3,843.5	3,562.1	3,052.8
Investment expenses	(309.1)	(276.6)	(200.4)
Net investment income	$3,534.4	$3,285.5	$2,852.4

25

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of a reinsurance transaction for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading and equity securities.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$12.9	$46.8	$38.9
Gross losses	(45.7)	(134.8)	(120.7)
Net credit losses (1)	(21.7)	(31.3)	(11.5)
Hedging, net	(11.5)	2.2	(0.7)
Fixed maturities, trading (2)	(0.5)	0.7	(8.6)
Equity securities (3)	(13.8)	0.7	(7.4)
Mortgage loans (4)	(100.7)	(133.8)	(74.1)
Derivatives	35.7	(5.3)	154.7
Other	(6.9)	100.1	112.7
Net realized capital gains (losses)	$(152.2)	$(154.7)	$83.3

(1)Includes credit sales, adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.
(2)Unrealized gains (losses) on fixed maturities, trading still held at the reporting date were $(1.4) million, $(0.2) million and $(7.8) million for the years ended December 31, 2024, 2023 and 2022, respectively. This excludes $1.7 million, $2.9 million and $(16.6) million in unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in market risk benefit remeasurement (gain) loss and $2.0 million, $6.8 million and $(1.4) million of unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(3)Unrealized gains (losses) on equity securities still held at the reporting date were $(13.8) million, $0.7 million and $(7.1) million for the years ended December 31, 2024, 2023 and 2022, respectively. This excludes $0.0 million, $1.7 million and $(1.7) million unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(4)Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in both 2023 and 2022.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,867.2 million, $4,950.4 million and $12,273.0 million in 2024, 2023 and 2022, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons
26

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2024
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2
Additions for
credit losses
not previously
recorded	—	—	—	16.1	—	—	—	0.1	16.2
Reductions for
securities sold
during the
period	—	—	—	(0.3)	—	—	—	—	(0.3)
Write-offs
charged against
allowance	—	—	—	(1.6)	—	—	—	—	(1.6)
Ending balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Accrued interest
written off to
net investment
income	$—	$—	$—	$1	$—	$—	$—	$—	$1

27

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for
credit losses
not previously
recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs
charged against
allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2

Accrued interest
written off to
net investment
income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

	For the year ended December 31, 2022
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$4.5	$—	$0.3	$—	$0.1	$4.9
Reductions for
securities sold
during the
period	—	—	—	(8.7)	—	—	—	—	(8.7)
Additional
increases
(decreases)
for credit
losses on
securities with
an allowance
recorded in the
previous period	—	—	—	4.2	—	—	—	—	4.2
Write-offs
charged against
allowance	—	—	—	—	—	(0.3)	—	—	(0.3)
Ending balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.

During 2022, we did not write off any accrued interest to net investment income.

28

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Available-For-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

    For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2024
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$710.9	$17.2	$806.9	$280.8	$1,517.8	$298
Non-U.S. governments	33.0	1.3	296.8	83.1	329.8	84.4
States and political subdivisions	743.2	25.9	4,708.2	1,108.0	5,451.4	1,133.9
Corporate	4,659.5	149.0	19,625.6	3,470.0	24,285.1	3,619.0
Residential mortgage-backed pass-
through securities	1,652.5	27.6	1,152.5	178.6	2,805.0	206.2
Commercial mortgage-backed
securities	691.7	8.2	3,849.1	441.5	4,540.8	449.7
Collateralized debt obligations (2)	582.2	1.3	28.9	5.0	611.1	6.3
Other debt obligations	1,732.4	21.8	3,677.3	554.5	5,409.7	576.3
Total fixed maturities, available-for-sale	$10,805.4	$252.3	$34,145.3	$6,121.5	$44,950.7	$6,373.8

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2024. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,747 securities reflecting an average price of 98 as of December 31, 2024. Of this portfolio, 96% was investment grade (rated AAA through BBB-) as of December 31, 2024, with associated unrealized losses of $245.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 6,219 securities reflecting an average price of 85 and an average credit rating of A as of December 31, 2024. Corporate securities with unrealized losses had an average price of 85 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 81 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 83 and an average credit rating of AAA. Commercial mortgage-backed securities with unrealized losses had an average price of 90 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2024. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses
29

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

	December 31, 2023
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$315.3	$3.1	$974.2	$230.5	$1,289.5	$233.6
Non-U.S. governments	41.9	1.7	307.9	57.5	349.8	59.2
States and political subdivisions	596.6	19.0	5,011.7	906.9	5,608.3	925.9
Corporate	2,540.5	89.7	22,305.9	2,968.9	24,846.4	3,058.6
Residential mortgage-backed pass-
through securities	472.9	2.9	1,275.6	157.7	1,748.5	160.6
Commercial mortgage-backed
securities	280.3	4.1	4,160.3	645.6	4,440.6	649.7
Collateralized debt obligations (2)	404.8	1.5	2,296.3	25.3	2,701.1	26.8
Other debt obligations	1,183.7	18.5	4,386.0	584.2	5,569.7	602.7
Total fixed maturities, available-for-sale	$5,836	$140.5	$40,717.9	$5,576.6	$46,553.9	$5,717.1

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 94% were investment grade (rated AAA through BBB-) with an average price of 89 (carrying value/amortized cost) as of December 31, 2023. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2023, primarily due to a tightening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 983 securities reflecting an average price of 98 as of December 31, 2023. Of this portfolio, 91% was investment grade (rated AAA through BBB-) as of December 31, 2023, with associated unrealized losses of $131.2 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 7,042 securities reflecting an average price of 88 and an average credit rating of A as of December 31, 2023. Corporate securities with unrealized losses had an average price of 88 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 85 and an average credit rating of AA-. Commercial mortgage-backed securities with unrealized losses had an average price of 87 and an average credit rating of AA. Collateralized mortgage obligation securities with unrealized losses had an average price of 85 and an average credit rating of AAA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2023. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.
30

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Net Unrealized Gains and Losses on Available-For-Sale Securities and Derivative Instruments

    The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(6,003.6)	$(5,128.4)
Net unrealized gains (losses) on derivative instruments	66.1	(1.6)
Adjustments for assumed changes in amortization patterns	5.1	(5.2)
Adjustments for assumed changes in policyholder liabilities	12.2	1.4
Net unrealized gains on other investments and noncontrolling interest
adjustments	2.9	2.9
Provision for deferred income tax benefits	1,260.7	1,099.6
Net unrealized losses on available-for-sale securities and derivative instruments	$(4,656.6)	$(4,031.3)

(1)Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien and home equity mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. The amortized cost of our residential mortgage loans also includes basis adjustments related to fair value hedges in a closed portfolio. See Note 6, Derivative Financial Instruments, for further information. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

31

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$1,176.9	$795.1	$1,180.2	$2,016.8	$1,427.7	$6,461.8	$13,058.5
BBB+ thru BBB-	210.0	394.1	232.2	235.3	162.9	1,198.9	2,433.4
BB+ thru BB-	215.7	143.4	154.3	37.8	40.1	230.4	821.7
B+ and below	—	—	—	—	—	321.7	321.7
Total	$1,602.6	$1,332.6	$1,566.7	$2,289.9	$1,630.7	$8,212.8	$16,635.3

Residential mortgage
loans:
Performing	$324	$372.2	$935.4	$1,177.8	$131.3	$268.6	$3,209.3
Non-performing	—	3.1	4.0	3.3	1.2	2.5	14.1
Total excluding portfolio
layer method basis
adjustments	$324	$375.3	$939.4	$1,181.1	$132.5	$271.1	3,223.4
Unallocated portfolio
layer method basis
adjustment (1)							(8.4)
Total							$3,215

Other loans:
Performing	$84.2	$61.9	$—	$—	$—	$—	$146.1
Non-performing	0.1	—	—	—	—	0.1	0.2
Total	$84.3	$61.9	$—	$—	$—	$0.1	$146.3

Reinsurance recoverable and deposit receivable							$23,599.6

32

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$667.4	$1,214.8	$2,271.5	$1,535.8	$1,921	$5,447.2	$13,057.7
BBB+ thru BBB-	282.6	356.8	343.0	203.3	309.9	886.9	2,382.5
BB+ thru BB-	110.6	142.1	—	—	35.3	234.6	522.6
B+ and below	—	—	—	—	83.5	53.9	137.4
Total	$1,060.6	$1,713.7	$2,614.5	$1,739.1	$2,349.7	$6,622.6	$16,100.2

Residential mortgage
loans:
Performing	$456.3	$1,023.4	$1,272.5	$150.4	$86.8	$253.6	$3,243
Non-performing	—	2.1	4.0	—	1.8	2.3	10.2
Total	$456.3	$1,025.5	$1,276.5	$150.4	$88.6	$255.9	$3,253.2

Other loans:
Performing	$168.5	$—	$—	$—	$—	$—	$168.5
Non-performing	—	—	—	—	—	0.1	0.1
Total	$168.5	$—	$—	$—	$—	$0.1	$168.6

Reinsurance recoverable and deposit receivable							$24,427.9

(1)Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $68.2 million, $10.9 million and $1.3 million, respectively, as of December 31, 2024, and $57.1 million, $10.3 million and $1.6 million, respectively, as of December 31, 2023.
Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The models stress expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.
33

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2024
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$53.9	$66.6	$—
Residential mortgage loans	8.2	12.2	—
Total	$62.1	$78.8	$—

	December 31, 2023
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$43.8	$53.9	$—
Residential mortgage loans	16.0	8.2	0.5
Total	$59.8	$62.1	$0.5

    Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)

Commercial mortgage loans	$0.8	$1.2	$0.9
Total	$0.8	$1.2	$0.9

34

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2024
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$57	$—	$20.6	$77.6	$16,557.7	$16,635.3	$—
Residential mortgage loans (2)	12.4	—	12.4	24.8	3,198.6	3,223.4	1.9
Other loans	2.1	1.8	1.6	5.5	140.8	146.3	1.4
Total	$71.5	$1.8	$34.6	$107.9	$19,897.1	$20,005	$3.3

	December 31, 2023
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$7.9	$7.9	$16,092.3	$16,100.2	$—
Residential mortgage loans	8.5	1.8	8.7	19.0	3,234.2	3,253.2	2.0
Other loans	1.0	0.5	0.7	2.2	166.4	168.6	0.6
Total	$9.5	$2.3	$17.3	$29.1	$19,492.9	$19,522	$2.6

(1)As of both December 31, 2024 and 2023, no reinsurance recoverables or deposit receivables were considered past due.
(2)Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. During 2024 and 2023, we did not write off any commercial mortgage loan accrued interest or residential mortgage loan accrued interest.

For commercial and residential mortgage loans, management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit
35

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset's effective interest rate or the asset's observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

36

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2024
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$126.1	$6.1	$3.2	$135.4
Provision	111.5	(0.6)	0.1	111.0
Charge-offs	(51.4)	(0.2)	—	(51.6)
Recoveries	—	0.9	—	0.9
Ending balance	$186.2	$6.2	$3.3	$195.7

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

	For the year ended December 31, 2022
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$42	$1.7	$2.7	$46.4
Provision	33.5	1.2	—	34.7
Charge-offs	—	(0.2)	—	(0.2)
Recoveries	—	2.3	—	2.3
Ending balance	$75.5	$5	$2.7	$83.2

For the years ended December 31, 2024, 2023 and 2022, no allowance was recorded for other loans.

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Commercial mortgage loans:
Purchased	$116.8	$108.1	$261.3
Sold	144.2	—	—
Residential mortgage loans:
Purchased (1)	354.4	505.6	1,805.2
Sold	5.8	99.3	512.8

(1) Includes mortgage loans purchased by residential mortgage loan VIEs in 2023 and 2022.

37

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2024		December 31, 2023
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$348.2	2.1%	$367.6	2.3%
Middle Atlantic	4,726.6	28.4	4,525.0	28.1
East North Central	592.1	3.6	584.5	3.6
West North Central	394.8	2.4	336.9	2.1
South Atlantic	2,995.0	18.0	2,768.8	17.2
East South Central	418.3	2.5	430.3	2.7
West South Central	1,313.9	7.9	1,272.0	7.9
Mountain	981.1	5.9	825.9	5.1
Pacific	4,865.3	29.2	4,989.2	31.0
Total	$16,635.3	100.0%	$16,100.2	100.0%

Property type distribution
Office	$3,189.6	19.2%	$3,651.5	22.7%
Retail	1,479.8	8.9	1,457.4	9.1
Industrial	4,376.2	26.3	3,526.7	21.9
Apartments	7,239.1	43.5	7,148.5	44.4
Hotel	65.0	0.4	68.6	0.4
Mixed use/other	285.6	1.7	247.5	1.5
Total	$16,635.3	100.0%	$16,100.2	100.0%

Mortgage Loan Modifications
Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the years ended December 31, 2024 and 2023.

38

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Troubled Debt Restructuring

Prior to the implementation of authoritative guidance in 2023, we assessed loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. When we had commercial mortgage loan TDRs, they were modified to delay or reduce principal payments and to reduce or delay interest payments. The commercial mortgage loan modifications result in delayed cash receipts, a decrease in interest income and loan rates that were considered below market. When we had residential mortgage loan TDRs, they included modifications of interest-only payment periods, delays in principal balloon payments and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

When we had commercial mortgage loan TDRs, they were reserved for in the mortgage loan valuation allowance at the estimated fair value of the underlying collateral reduced by the cost to sell.

When we had residential mortgage loan TDRs, they were specifically reserved for in the mortgage loan valuation allowance if losses resulted from the modification. Residential mortgage loans that had defaulted or had been discharged through bankruptcy were reduced to the expected collectible amount.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated.

	For the year ended December 31, 2022
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Commercial mortgage loans	1	$35.5	—	$—
Total	1	$35.5	—	$—

Real Estate

    Depreciation expense on invested real estate was $69.5 million, $69.8 million and $66.1 million in 2024, 2023 and 2022, respectively. Accumulated depreciation was $925.2 million and $749.6 million as of December 31, 2024 and 2023, respectively.

Other Investments

    Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

39

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

		December 31,
		2024	2023
		(in millions)
Total assets		$138,031.1	$119,329.9
Total liabilities		14,294.2	16,131.8
Total equity		$123,736.9	$103,198.1
Net investment in unconsolidated entities		$2,527.4	$1,869.9

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Total revenues	$14,542.8	$2,555.9	$36,915.1
Net income	8,914.6	(3,110.6)	33,194.6
Our share of net income of unconsolidated entities	164.1	151.0	119.5

40

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,273.5 million and $1,186.3 million of cash surrender value of company owned life insurance as of December 31, 2024 and 2023, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

Securities Posted as Collateral

    As of December 31, 2024 and 2023, we posted $6,748.8 million and $6,616.8 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2024 and 2023, we posted $3,615.0 million and $4,129.6 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2024 and 2023, $206.0 million and $509.8 million, respectively, could be sold or repledged by the secured party.

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2024
Derivative assets	$629.7	$(241.8)	$(387)	$0.9
Reverse repurchase agreements	97.5	—	(97.5)	—
Total	$727.2	$(241.8)	$(484.5)	$0.9
December 31, 2023
Derivative assets	$253	$(166)	$(81)	$6
Reverse repurchase agreements	122.7	—	(122.7)	—
Total	$375.7	$(166)	$(203.7)	$6

(1)The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

41

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2024
Derivative liabilities	$471.4	$(241.8)	$(226.4)	$3.2
December 31, 2023
Derivative liabilities	$473.4	$(166)	$(295.5)	$11.9

(1)    The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)    Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2024 and December 31, 2023.

6. Derivative Financial Instruments

    Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication and income generation strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

42

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed-upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. We use interest rate swaps to hedge against cash variability related to forecasted transactions. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

A swaption is an option to enter into an interest rate swap at a future date. We have purchased swaptions to hedge interest rate exposure for certain assets and liabilities. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including to be announced (“TBA”) forwards, bond forwards and treasury forwards, are contracts to take delivery of a fixed income security at a specified price at a future date. TBA forwards deliver government guaranteed mortgage-backed securities. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of the TBA and certain treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate, municipal and certain treasury bonds. We have used TBA forwards to gain exposure to the investment risk and return of agency mortgage-backed security pools in order to reduce asset and liability duration mismatch. Treasury forwards are used to hedge against changes in the value of the GMWB MRB and to more closely match the interest rate characteristics of assets and liabilities. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity and equity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated investments.
43

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity products. We also use equity options to hedge returns credited to policyholder accounts related to our RILA products. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB and returns credited to policyholder accounts related to our RILA products. We have used equity futures to hedge the economic exposure to certain fund closures in process.

    We use equity total return swaps to hedge for income enhancement. Total return swaps are contracts in which we agree with other parties to periodically exchange the total return on a referenced security for an agreed-upon reference rate or spread based on specified notional amounts.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed.

We also use credit total return swaps for income enhancement. In the case of a predefined credit event, total return swaps require the total return receiver to pay for the decline in the price of the referenced security.

In cases where we sell protection, we also buy a quality cash bond to match against the swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with coinsurance with funds withheld reinsurance agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

44

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Exposure

    Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

    Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $512.0 million and $536.9 million in cash and securities under collateral arrangements as of December 31, 2024 and December 31, 2023, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2024 and December 31, 2023, was $472.3 million and $474.2 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $512.0 million and $536.9 million as of December 31, 2024 and December 31, 2023, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2024, we would be required to post up to an additional $95.7 million of collateral to our counterparties.

As of December 31, 2024 and December 31, 2023, we had received $345.3 million and $97.0 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

45

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$60,776.6	$57,766.6
Interest rate options	4,735.0	4,498.4
Interest rate forwards	2,125.6	1,990.8
Interest rate futures	845.0	1,174.5
Foreign exchange contracts:
Currency swaps	2,669.3	1,888.5
Currency forwards	56.0	54.2
Equity contracts:
Equity options	4,380.1	2,331.3
Equity futures	852.5	559.6
Total return swaps	775.3	—
Credit contracts:
Credit default swaps	375.0	305.0
Total return swaps	250.0	—
Other contracts:
Embedded derivatives	27,797.5	26,454.2
Total notional amounts at end of period	$105,637.9	$97,023.1

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$10	$42.9
Interest rate options	28.1	37.0
Interest rate forwards	—	4.2
Foreign exchange contracts:
Currency swaps	178.1	89.8
Currency forwards	2.4	0.7
Equity contracts:
Equity options	388.1	83.8
Total return swaps	20.8	—
Credit contracts:
Credit default swaps	4.0	4.7
Total return swaps	14.3	—
Total gross credit exposure	645.8	263.1
Less: collateral received	432.8	107.1
Net credit exposure	$213	$156

46

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$—	$9	$83	$72.6
Foreign exchange contracts	169.5	84.6	20.7	38.9
Total derivatives designated as hedging
instruments	$169.5	$93.6	$103.7	$111.5

Derivatives not designated as hedging
instruments
Interest rate contracts	$35.4	$70.3	$246.9	$284.3
Foreign exchange contracts	2.4	0.7	—	2.3
Equity contracts	405.0	83.8	119.8	74.2
Credit contracts	17.4	4.6	1.0	1.1
Other contracts	—	—	(2,327.8)	(2,210.6)
Total derivatives not designated as hedging
instruments	460.2	159.4	(1,960.1)	(1,848.7)

Total derivative instruments	$629.7	$253	$(1,856.4)	$(1,737.2)

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $578.2 million and $115.5 million as of December 31, 2024 and 2023, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,906.0) million and $(2,326.1) million as of December 31, 2024 and 2023, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps” or “single name total return swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2024 and 2023, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

47

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following tables show our derivative protection by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2024
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40	$0.2	$40	0.5
BBB	160.0	3.6	160.0	2.1
Sovereign
A	20.0	0.1	20.0	0.5
Total single name credit default swaps	220.0	3.9	220.0	1.7

Single name total return swaps
Government/municipalities
AAA	40.0	2.3	40.0	30.6
AA	130.0	6.4	130.0	26.5
A	80.0	4.8	80.0	30.7
Total single name total return swaps	250.0	13.5	250.0	28.5

Total credit derivatives sold	$470	$17.4	$470	15.9

	December 31, 2023
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40	$0.3	$40	1.5
BBB	140.0	3.8	140.0	3.0
BB	20.0	0.2	20.0	3.5
Sovereign
A	20.0	0.2	20.0	1.5

Total credit derivatives sold	$220	$4.5	$220	2.7

Fair Value and Cash Flow Hedges

Fair Value Hedges

    We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

    We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

48

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$3,152.7	$3,510.1	$(88.8)	$(87)
Discontinued hedging relationships	527.4	304.7	(7.0)	(5.2)
Total fixed maturities, available-for-sale in
active or discontinued hedging relationships	$3,680.1	$3,814.8	$(95.8)	$(92.2)

Mortgage loans (2):
Active hedging relationships	$1,698.7	$—	$(8.4)	$—
Total mortgage loans in active or
discontinued hedging relationships	$1,698.7	$—	$(8.4)	$—

Investment contracts:
Active hedging relationships	$2,769.6	$300.5	$(22)	$0.4
Total investment contracts in active or
discontinued hedging relationships	$2,769.6	$300.5	$(22)	$0.4

(1)These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2024 and December 31, 2023, the amortized cost basis of the closed portfolios used in these hedging relationships was $2,793.5 million and $3,178.5 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(55.7) million and $(62.2) million, respectively, and the amount of the designated hedged items were $1,160.0 million and $1,395.0 million, respectively.
(2)These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2024 and December 31, 2023, the amortized cost basis of the closed portfolios used in these hedging relationships was $1,698.7 million and $0.0 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(8.4) million and $0.0 million, respectively, and the amount of the designated hedged items were $220.0 million and $0.0 million, respectively.

For the years ended December 31, 2024, 2023 and 2022, $(0.9) million, $(1.8) million and $0.0 million, respectively, of the derivative instruments’ gains (losses) were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

    We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities.

    We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

We use bond forwards and floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
49

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 2.2 years. As of December 31, 2024, we had $10.8 million of net losses reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2024	2023	2022
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$(10.8)	$30.4	$(102.1)
Interest rate contracts	Investment contracts	(9.0)	(11.0)	15.9
Foreign exchange contracts	Fixed maturities, available-for-sale	92.2	(64.0)	84.2
Total		$72.4	$(44.6)	$(2)

We expect to reclassify net gains of $28.1 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

50

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2024
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,534.4	$(152.2)	$6,832.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(4)	$—	$(22.3)
Gain recognized on derivatives	6.1	—	25.8
Amortization of hedged item basis adjustments	2.6	—	—
Amounts related to periodic settlements on derivatives	59.0	—	(23.4)

Foreign exchange contracts:
Loss recognized on hedged item	—	(11.7)	—
Gain recognized on derivatives	—	11.7	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$66.8	$—	$(19.9)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$3.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	0.5	—
Amounts related to periodic settlements on derivatives	—	—	9.8

Foreign exchange contracts:
Loss reclassified from AOCI on derivatives	—	(0.2)	—
Amounts related to periodic settlements on derivatives	26.1	—	—
Total gain recognized for cash flow hedging relationships	$29.5	$0.3	$9.6

51

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

52

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$2,852.4	$83.3	$5,882.7

Gains on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(154.4)	$—	$—
Gain recognized on derivatives	151.6	—	—
Amortization of hedged item basis adjustments	(1.3)	—	—
Amounts related to periodic settlements on derivatives	5.2	—	—
Total gain recognized for fair value hedging relationships	$1.1	$—	$—

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$9	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	18.5	—
Amounts related to periodic settlements on derivatives	—	—	3.7

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	0.6	—
Amounts related to periodic settlements on derivatives	14.5	—	—
Total gain recognized for cash flow hedging relationships	$23.5	$19.1	$3.6

Derivatives Not Designated as Hedging Instruments

    We use futures, certain swaptions and swaps, option collars, options and forwards in effective economic hedges that have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

53

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2024	2023	2022
	(in millions)
Interest rate contracts	$(80.9)	$(46.5)	$(317.7)
Foreign exchange contracts	5.1	(2.8)	1.4
Equity contracts	55.7	(136.6)	20.7
Credit contracts	16.3	4.1	0.1
Other contracts (1)	117.1	(1,395.9)	3,682.2
Total	$113.3	$(1,577.7)	$3,386.7

(1)Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2024 and 2023, the PDO was $0.0 million.

54

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2024	December 31, 2023

	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,850	$2,982.9
Other policyholder funds	4.4	5.1
Policyholder dividends payable	155.1	157.2
Income taxes currently payable	1.3	4.0
Other liabilities	27.6	23.2
Total Closed Block liabilities	3,038.4	3,172.4

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,752.0	1,766.7
Fixed maturities, trading	0.7	2.0
Equity securities	0.9	0.9
Mortgage loans	413.3	469.5
Policy loans	353.6	379.9
Other investments	61.2	61.2
Total investments	2,581.7	2,680.2
Cash and cash equivalents	—	6.1
Accrued investment income	32.3	32.6
Reinsurance recoverable and deposit receivable	3.5	3.5
Premiums due and other receivables	—	3.4
Deferred tax asset	51.6	52.1
Other assets	2.0	5.3
Total assets designated to the Closed Block	2,671.1	2,783.2
Excess of Closed Block liabilities over assets designated to the Closed Block	367.3	389.2
Amounts included in accumulated other comprehensive income	(66.2)	(69.6)
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$301.1	$319.6

    Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Revenues
Premiums and other considerations	$153	$166.1	$178
Net investment income	130.6	127.3	129.1
Net realized capital losses	(11.2)	(10.0)	(21.2)
Total revenues	272.4	283.4	285.9

Expenses
Benefits, claims and settlement expenses	151.1	161.6	184.3
Dividends to policyholders	97.4	86.8	92.5
Operating expenses	1.9	2.6	2.2
Total expenses	250.4	251.0	279.0
Closed Block revenues, net of Closed Block expenses, before income
taxes	22.0	32.4	6.9
Income taxes	4.2	6.1	0.7
Closed Block revenues, net of Closed Block expenses and income taxes	17.8	26.3	6.2
Funding adjustments and other transfers	0.7	(1.4)	28.5
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustments	$18.5	$24.9	$34.7

55

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Beginning of year	$319.6	$344.5	$379.2
End of year	301.1	319.6	344.5
Change in maximum future earnings	$(18.5)	$(24.9)	$(34.7)

    We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $388.0 million, $388.7 million and $385.7 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022, respectively.

56

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$515.5	$506.4
Individual variable annuities	323.4	279.5
Pension risk transfer	19.6	15.4
Individual fixed deferred annuities	84.2	106.1
Investment only	13.0	11.5
Total Retirement and Income Solutions	955.7	918.9
Benefits and Protection:
Specialty Benefits:
Individual disability	696.9	667.7
Life Insurance:
Universal life	1,527.7	1,545.3
Term life	636.6	678.8
Participating life	77.8	84.7
Total Benefits and Protection	2,939.0	2,976.5
Short-duration contracts	30.6	31.1
Total DAC per consolidated statements of financial position	$3,925.3	$3,926.5

Retirement and Income Solutions

    The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only

	(in millions)
Balances as of January 1, 2023	$498	$278	$8.1	$131	$14.9
Costs deferred	48.1	27.4	7.9	—	1.3
Amortized to expense	(39.7)	(25.9)	(0.6)	(24.9)	(4.7)
Balances as of December 31, 2023	506.4	279.5	15.4	106.1	11.5
Costs deferred	47.7	72.7	5.1	—	6.5
Amortized to expense	(38.6)	(28.8)	(0.9)	(21.9)	(5.0)
Balances as of December 31, 2024	$515.5	$323.4	$19.6	$84.2	$13

57

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life

	(in millions)
Balances as of January 1, 2023	$626.1	$1,569.7	$685.7	$93
Costs deferred	86.7	70.7	55.0	1.4
Amortized to expense	(45.1)	(95.1)	(61.9)	(9.7)
Balances as of December 31, 2023	667.7	1,545.3	678.8	84.7
Costs deferred	79.0	76.7	17.1	1.7
Amortized to expense	(49.8)	(94.3)	(59.3)	(8.6)
Balances as of December 31, 2024	$696.9	$1,527.7	$636.6	$77.8

Unearned Revenue Liability
An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$510.1	$485.5
Total unearned revenue liability	$510.1	$485.5

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	(in millions)
Balance at beginning of period	$485.5	$459
Deferrals	56.1	56.3
Revenue recognized	(31.5)	(29.8)
Balance at end of period	510.1	485.5
Reinsurance impact	(220.8)	(225.1)
Balance at end of period after reinsurance	$289.3	$260.4

58

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

9. Separate Account Balances
The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2024 and December 31, 2023, the separate accounts included a separate account valued at $79.8 million and $88.2 million, respectively, which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities:
U.S. government and agencies	$7,504.4	$6,948.6
Non-U.S. governments	1,507.8	1,258.6
States and political subdivisions	170.1	205.1
Corporate	6,211.2	6,102.9
Residential mortgage-backed pass-through securities	3,726.4	4,096.2
Commercial mortgage-backed securities	201.4	221.1
Other debt obligations	529.6	505.8
Total fixed maturities	19,850.9	19,338.3
Equity securities	106,250.3	98,884.9
Real estate	441.4	494.6
Other investments	7,972.0	8,997.9
Cash and cash equivalents	3,518.6	3,162.3
Other assets	827.0	763.7
Total separate account assets per consolidated statements of financial position	$138,860.2	$131,641.7
59

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$125,103.1	$117,518.5
Individual variable annuities	8,334.9	9,131.9
Total Retirement and Income Solutions	133,438.0	126,650.4
Benefits and Protection - Life Insurance:
Universal life	5,422.2	4,991.3
Total separate account liabilities per consolidated statements of financial position	$138,860.2	$131,641.7

Retirement and Income Solutions

    The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$117,518.5	$9,131.9	$107,240.1	$8,659
Premiums and deposits (1)	16,573.1	344.5	11,379.0	328.5
Policy charges	(365.6)	(197.6)	(366.0)	(204.5)
Surrenders, withdrawals and benefit payments (1)	(19,191.4)	(1,977.7)	(13,916.8)	(1,018.2)
Investment performance	14,632.1	1,079.0	15,820.7	1,315.1
Net transfers (to) from general account (1)	(4,148.3)	(2.1)	(2,461.1)	30.4
Other (2)	84.7	(43.1)	(177.4)	21.6
Balance at end of period	$125,103.1	$8,334.9	$117,518.5	$9,131.9

Cash surrender value (3)	$123,965.4	$8,219.1	$116,522.1	$9,011.5

(1)Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.
(3)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

60

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	(in millions)
Balance at beginning of period	$4,991.3	$4,380.5
Premiums and deposits (1)	212.4	232.8
Policy charges	(98.4)	(100.0)
Surrenders, withdrawals and benefit payments (1)	(421.7)	(302.4)
Investment performance	728.5	773.6
Net transfers (to) from general account (1)	10.1	6.8
Balance at end of period	$5,422.2	$4,991.3

Cash surrender value (2)	$5,476.40	$5,062.4

(1)Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines are reflected in net transfers from (to) separate account.
(2)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

10. Contractholder Funds

    Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$13,982.8	$12,721.5
Individual variable annuities	1,746.0	514.2
Individual fixed deferred annuities	4,462.3	5,538.3
Total Retirement and Income Solutions	20,191.1	18,774.0
Benefits and Protection – Life Insurance:
Universal life	6,930.4	6,910.4
Total policyholder account balances for contracts with significant
insurance risk or investment contracts with significant fee revenue	27,121.5	25,684.4

Reconciling items:
Investment contracts without significant fee revenue (1)	15,676.9	15,624.3
Embedded derivatives and other balances (2)	210.1	54.2
Total contractholder funds per consolidated statements of financial
position	$43,008.5	$41,362.9

(1)Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)Includes insignificant balances for long-duration contracts, embedded derivative (assets) liabilities, including associated host contract (asset) liability adjustments, and amounts that are not accrued to the benefit of the contractholder and,
61

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

therefore, are not included within the disaggregated rollforward or GMIR disclosures below. Refer to Note 19, Fair Value Measurements, for details on the changes in Level 3 fair value measurements of embedded derivatives.

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the
FHLB Des Moines under their membership funding programs. As of December 31, 2024 and 2023, $3,976.5 million and $3,981.8 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2024 and 2023, $75.8 million and $75.9 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2024 and 2023, $202.0 million and $201.9 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we were authorized to issue up to $5.0 billion of funding agreements under a program that was originally established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In June 2015, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2017, this program was amended to authorize issuance of up to an additional $4.0 billion. In February 2021, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2023, this program was amended to authorize issuance of up to an additional $4.0 billion. As of December 31, 2024 and 2023, $8,335.8 million and $8,072.6 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

62

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Policyholder Account Balances

Retirement and Income Solutions

    The changes in policyholder account balances were as follows:

	For the year ended December 31, 2024			For the year ended December 31, 2023
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
	($ in millions)
Balance at beginning of
period	$12,721.5	$514.2	$5,538.3	$12,154.7	$381.4	$7,228.3
Premiums and deposits	4,945.1	1,686.5	43.2	4,441.7	586.7	36.8
Policy charges	(36.7)	—	—	(31.6)	—	—
Surrenders, withdrawals
and benefit payments	(3,791.8)	(2,098.2)	(1,255.7)	(4,356.6)	(1,123.0)	(1,888.4)
Net transfers from
(to) separate
account (2)	(220.5)	1,635.3	—	264.8	659.3	—
Interest credited	395.9	8.0	136.5	280.2	9.8	161.6
Other	(30.7)	0.2	—	(31.7)	—	—
Balance at end of period	$13,982.8	$1,746	$4,462.3	$12,721.5	$514.2	$5,538.3

Weighted-average
crediting rate (3)	3.26%	3.39%	3.09%	2.54%	3.22%	2.84%
Cash surrender value (4)	$12,524.6	$1,778.7	$4,208.5	$11,211.9	$512.6	$5,434.4

(1)We use the deposit method of accounting for the reinsurance of this exited business.
(2)Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. The cash surrender value for RILA products also includes an equity and bond adjustment that may result in cash surrender value being greater than account balance.

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

63

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	($ in millions)
Balance at beginning of period	$6,910.4	$6,947.9
Premiums and deposits	1,283.7	1,260.5
Policy charges	(877.1)	(858.1)
Surrenders, withdrawals and benefit payments	(591.7)	(483.6)
Net transfers from (to) separate account (1)	(76.4)	(197.7)
Interest credited	282.6	242.1
Other	(1.1)	(0.7)
Balance at end of period	6,930.4	6,910.4
Reinsurance impact	(3,232.8)	(3,396.8)
Balance at end of period after reinsurance	$3,697.6	$3,513.6

Weighted-average crediting rate (2)	4.13%	4.01%
Net amount at risk (3)	$86,141.3	$86,671
Cash surrender value (4)	$6,052.5	$5,953

(1)Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(2)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.
(3)For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.
(4)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

64

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Guaranteed Minimum Interest Rate

    The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2024
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$1,041.7	$445.2	$1,486.9
1.01% - 2.00%	3,727.0	—	—	1,056.3	—	4,783.3
2.01% - 3.00%	4.6	186.9	1.8	2,900.0	2,740.1	5,833.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	13.9	—	—	—	—	13.9
Subtotal	3,753.1	186.9	1.8	4,998.0	3,185.3	12,125.1
No GMIR						1,857.7
Total						$13,982.8

Individual variable annuities
Up to 1.00%	$19.2	$—	$—	$—	$—	$19.2
1.01% - 2.00%	3.8	—	—	—	—	3.8
2.01% - 3.00%	231.5	—	—	—	—	231.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	254.5	—	—	—	—	254.5
No GMIR						1,491.5
Total						$1,746

Individual fixed deferred annuities
Up to 1.00%	$213.1	$27.5	$56	$196.9	$1,093.2	$1,586.7
1.01% - 2.00%	78.8	0.3	4.8	48.2	7.4	139.5
2.01% - 3.00%	2,416.4	—	—	—	—	2,416.4
3.01% - 4.00%	142.0	—	—	—	—	142.0
4.01% and above	—	—	—	—	—	—
Subtotal	2,850.3	27.8	60.8	245.1	1,100.6	4,284.6
No GMIR						177.7
Total						$4,462.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$1.5	$14.9	$4.9	$21.3
1.01% - 2.00%	268.6	—	424.0	518.6	452.3	1,663.5
2.01% - 3.00%	646.0	632.2	771.9	368.7	6.3	2,425.1
3.01% - 4.00%	1,559.7	56.7	34.5	105.4	7.0	1,763.3
4.01% and above	23.5	2.5	7.0	18.9	—	51.9
Subtotal	2,497.8	691.4	1,238.9	1,026.5	470.5	5,925.1
No GMIR						1,005.3
Total						$6,930.4

65

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$3.3	$101.8	$1,006	$312.8	$1,423.9
1.01% - 2.00%	5,135.0	3.8	1,153.1	—	874.6	7,166.5
2.01% - 3.00%	357.1	0.1	0.8	59.1	1,701.2	2,118.3
3.01% - 4.00%	7.4	—	—	—	—	7.4
4.01% and above	16.9	—	—	—	—	16.9
Subtotal	5,516.4	7.2	1,255.7	1,065.1	2,888.6	10,733.0
No GMIR						1,988.5
Total						$12,721.5

Individual variable annuities
Up to 1.00%	$22.6	$—	$—	$—	$—	$22.6
1.01% - 2.00%	4.6	—	—	—	—	4.6
2.01% - 3.00%	273.5	—	—	—	—	273.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	300.7	—	—	—	—	300.7
No GMIR						213.5
Total						$514.2

Individual fixed deferred annuities
Up to 1.00%	$305.5	$115.4	$121.8	$449.4	$999.5	$1,991.6
1.01% - 2.00%	100.8	0.9	26.3	123.5	2.4	253.9
2.01% - 3.00%	2,897.7	—	—	—	—	2,897.7
3.01% - 4.00%	156.9	—	—	—	—	156.9
4.01% and above	—	—	—	—	—	—
Subtotal	3,460.9	116.3	148.1	572.9	1,001.9	5,300.1
No GMIR						238.2
Total						$5,538.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$16.1	$1	$2.4	$19.5
1.01% - 2.00%	294.1	—	418.1	485.6	415.4	1,613.2
2.01% - 3.00%	729.7	677.2	836.3	350.6	3.0	2,596.8
3.01% - 4.00%	1,657.0	49.8	37.6	36.4	3.2	1,784.0
4.01% and above	40.5	3.9	8.3	1.5	—	54.2
Subtotal	2,721.3	730.9	1,316.4	875.1	424.0	6,067.7
No GMIR						842.7
Total						$6,910.4

66

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

    The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$24,958.1	$23,855.8
Individual fixed income annuities	4,504.6	4,914.1
Total Retirement and Income Solutions	29,462.7	28,769.9
Benefits and Protection:
Specialty Benefits:
Individual disability	1,829.0	1,898.4
Life Insurance:
Term life	1,248.0	1,085.9
Total Benefits and Protection	3,077.0	2,984.3
Corporate:
Long-term care insurance	164.8	166.7
Total liability for future policy benefits	32,704.5	31,920.9

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	6,037.2	5,326.5
Total additional liability for certain benefit features	6,037.2	5,326.5

Reconciling items:
Participating contracts	2,924.2	3,060.5
Short-duration contracts	1,267.4	1,283.4
Cost of reinsurance liability	1,202.2	673.3
Reinsurance recoverable liability	60.3	45.2
Other (3)	107.5	178.2
Future policy benefits and claims per consolidated statements of financial
position	$44,303.3	$42,488

(1)Amounts include the deferred profit liability.
(2)Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

67

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Balance at beginning of period	$1,405.9	$1,395	$1,370.9
Less: reinsurance recoverable	67.8	68.6	68.7
Net balance at beginning of period	1,338.1	1,326.4	1,302.2
Incurred:
Current year	1,749.4	1,650.4	1,581.8
Prior years	(111.2)	(95.4)	(44.4)
Total incurred	1,638.2	1,555.0	1,537.4
Payments:
Current year	1,288.0	1,189.2	1,138.0
Prior years	369.6	354.1	375.2
Total payments	1,657.6	1,543.3	1,513.2
Net balance at end of period	1,318.7	1,338.1	1,326.4
Plus: reinsurance recoverable	61.2	67.8	68.6
Balance at end of period	$1,379.9	$1,405.9	$1,395

    Incurred liability adjustments relating to prior years, which affected current operations during 2024, 2023 and 2022, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•LTD: Claim frequency is based on submitted reserve claim counts.
•Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.
•Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.
•STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.
•Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2024.

Claims Development

68

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2024	2024
	($ in millions)
Incurral
year
2015	$231	$227.2	$217.2	$215.3	$208.2	$210	$211.8	$210.5	$208.3	$208.5	$0.1	7,184
2016		229.8	228.4	219.4	219.5	214.4	218.7	221.9	219.0	218.0	0.1	6,172
2017			238.4	239.7	243.1	245.8	245.2	246.5	248.9	248.7	0.1	6,092
2018				239.4	245.1	239.2	239.8	235.3	238.0	241.9	0.1	5,784
2019					255.2	248.4	240.4	240.2	238.6	243.4	0.1	5,962
2020						252.1	231.0	221.1	217.7	211.3	0.1	5,942
2021							259.7	244.5	221.6	221.2	6.2	5,586
2022								274.3	240.5	227.6	8.5	5,646
2023									267.4	245.2	15.2	5,354
2024										263.9	96.7	2,953
Total net incurred claims										$2,329.7

	Net cumulative paid claims (1)
	December 31,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(in millions)
Incurral
year
2015	$16.9	$67	$98	$114.6	$126.8	$137.1	$146.5	$154	$160.3	$166.5
2016		16.2	70.6	105.6	124.9	136.8	147.2	157.1	165.3	171.5
2017			17.8	76.5	115.0	135.9	151.7	165.4	176.8	185.6
2018				20.1	79.9	115.7	135.7	150.3	163.3	173.3
2019					19.2	79.7	117.5	136.4	150.6	163.6
2020						20.6	78.8	113.1	130.0	140.8
2021							19.8	79.0	113.2	128.6
2022								19.6	76.6	111.4
2023									20.0	77.3
2024										24.5
Total net paid claims										1,343.1
All outstanding liabilities for unpaid claims prior to 2015 net of reinsurance										249.3
Total outstanding liabilities for unpaid claims net of reinsurance										$1,235.9

(1) 2015-2023 unaudited.

69

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2023	2024	2024	2024
	($ in millions)
Incurral year
2023	$1,032.3	$1,022.1	$—	4,774,225
2024		1,129.3	66.9	4,787,967
Total net incurred claims		$2,151.4

	Net cumulative
	paid claims (1)
	December 31,
	2023	2024
	(in millions)
Incurral year
2023	$954	$1,021.3
2024		1,039.9
Total net paid claims		2,061.2
All outstanding liabilities for unpaid claims prior to 2023 net of
reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$90.2

(1) 2023 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2023	2024	2024	2024
	($ in millions)
Incurral year
2023	$284.8	$283.1	$0.9	5,814
2024		285.1	29.6	5,265
Total net incurred claims		$568.2

	Net cumulative
	paid claims (1)
	December 31,
	2023	2024
	(in millions)
Incurral year
2023	$215.1	$277.2
2024		223.7
Total net paid claims		500.9
All outstanding liabilities for unpaid claims prior to 2023 net of
reinsurance		6.1
Total outstanding liabilities for unpaid claims net of reinsurance		$73.4

(1) 2023 unaudited.

70

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

    Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2024
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,235.9	$90.2	$73.4	$1,399.5

Reconciling items:
Reinsurance recoverable on unpaid claims	35.1	—	0.2	35.3
Impact of discounting	(226.6)	—	—	(226.6)
Loss adjustment expense liability	17.7	4.1	10.3	32.1
Liability for unpaid claims - short-duration
contracts	$1,062.1	$94.3	$83.9	1,240.3
Insurance contracts other than short-duration				139.6
Liability for unpaid claims				$1,379.9

Claim Duration and Payout

    Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2024 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.4%	92.2%	78.4%
2	24.9	7.6	19.5
3	15.5
4	8.0
5	5.8
6	5.2
7	4.4
8	3.6
9	2.9
10	2.9

(1) Unaudited.

71

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Discounting

    The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

				Dental, Vision, STD,
				Critical Illness,
	LTD and Group			Accident, Hospital
	Life Waiver			Indemnity and PFML			Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2024	$1,062.1			$94.3			$83.9
December 31, 2023	1,082.6			83.7			97.1
Range of discount rates
December 31, 2024	2.8	-	7.0%	—	-	—%	—	-	—%
December 31, 2023	2.8	-	7.0	—	-	—	—	-	—
Aggregate amount of discount
December 31, 2024	$226.6			$—			$—
December 31, 2023	215.0			—			—
Interest accretion
For the year ended:
December 31, 2024	$34.7			$—			$—
December 31, 2023	34.7			—			—
December 31, 2022	33.0			—			—

72

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2024	2023	2022	2024	2023	2022
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$3,103.1	$2,905.9	$1,941	$1,135.1	$1,008.6	$935.7
Individual fixed income annuities	46.6	42.5	30.1	208.4	219.1	229.7
Total Retirement and Income Solutions	3,149.7	2,948.4	1,971.1	1,343.5	1,227.7	1,165.4
Benefits and Protection:
Specialty Benefits:
Individual disability	640.0	624.6	601.0	99.8	94.5	90.2
Life Insurance:
Universal life	715.3	681.8	577.7	253.3	209.2	171.2
Term life	673.3	649.1	630.5	57.0	48.2	43.9
Total Benefits and Protection	2,028.6	1,955.5	1,809.2	410.1	351.9	305.3
Corporate:
Long-term care insurance	4.9	5.1	5.2	9.3	9.6	9.8
Total per consolidated statements of operations	$5,183.2	$4,909	$3,785.5	$1,762.9	$1,589.2	$1,480.5

(1)Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.
(2)Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

    The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse. Cohorts are used as the unit of account for liability measurement. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. We review and update, if necessary, assumptions used to measure cash flows for the LFPB during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are
73

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities

	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$23,855.8	$4,914.1	$21,211.4	$5,019.4
Effect of changes in discount rate assumptions at beginning of
period	1,036.1	296.7	1,799.6	439.0
Balance at beginning of period at original discount rate	24,891.9	5,210.8	23,011.0	5,458.4
Effect of changes in cash flow assumptions	(3.4)	(38.4)	(53.4)	(1.3)
Effect of actual variances from expected experience	(1.5)	(1.7)	(14.6)	(0.1)
Adjusted beginning of period balance at original discount rate	24,887.0	5,170.7	22,943.0	5,457.0
Interest accrual	1,135.1	208.4	1,008.6	219.1
Benefit payments	(2,238.1)	(500.2)	(1,981.4)	(507.3)
Issuances	3,112.9	46.1	2,921.7	42.0
Balance at end of period at original discount rate	26,896.9	4,925.0	24,891.9	5,210.8
Effect of changes in discount rate assumptions at end of period	(1,938.8)	(420.4)	(1,036.1)	(296.7)
Future policy benefits	24,958.1	4,504.6	23,855.8	4,914.1
Reinsurance impact	(3,734.0)	(4,469.4)	(3,540.8)	(4,869.1)
Future policy benefits after reinsurance	$21,224.1	$35.2	$20,315	$45

Weighted-average duration for future policy benefits (years) (1)	8.0	7.2	8.5	7.9

(1)Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

74

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,552.3	$3,793.7	$2,341.8	$3,423.2
Effect of changes in discount rate assumptions at beginning of
period	313.7	100.1	395.2	196.0
Balance at beginning of period at original discount rate	2,866.0	3,893.8	2,737.0	3,619.2
Effect of changes in cash flow assumptions	183.9	419.9	(37.6)	143.5
Effect of actual variances from expected experience	168.3	42.5	244.3	103.3
Adjusted beginning of period balance at original discount rate	3,218.2	4,356.2	2,943.7	3,866.0
Interest accrual	103.5	190.9	95.6	171.9
Net premiums collected	(289.1)	(390.8)	(273.4)	(359.8)
Issuances	84.4	241.0	100.1	215.7
Balance at end of period at original discount rate	3,117.0	4,397.3	2,866.0	3,893.8
Effect of changes in discount rate assumptions at end of period	(436.4)	(290.1)	(313.7)	(100.1)
Balance at end of period	$2,680.6	$4,107.2	$2,552.3	$3,793.7

Present value of expected future policy benefit payments
Balance at beginning of period	$4,450.7	$4,879.6	$4,040.6	$4,332.2
Effect of changes in discount rate assumptions at beginning of
period	903.5	124.5	1,021.4	251.6
Balance at beginning of period at original discount rate	5,354.2	5,004.1	5,062.0	4,583.8
Effect of changes in cash flow assumptions	216.2	488.1	(51.5)	181.8
Effect of actual variances from expected experience	173.2	45.1	260.8	116.8
Adjusted beginning of period balance at original discount rate	5,743.6	5,537.3	5,271.3	4,882.4
Interest accrual	203.3	247.9	190.1	220.1
Benefit payments	(219.0)	(321.6)	(210.0)	(330.4)
Issuances	84.5	257.6	102.8	232.0
Balance at end of period at original discount rate	5,812.4	5,721.2	5,354.2	5,004.1
Effect of changes in discount rate assumptions at end of period	(1,302.8)	(366.0)	(903.5)	(124.5)
Balance at end of period	$4,509.6	$5,355.2	$4,450.7	$4,879.6

Future policy benefits (1)	$1,829	$1,248	$1,898.4	$1,085.9
Reinsurance impact	(412.1)	(333.8)	(421.6)	(214.3)
Future policy benefits after reinsurance	$1,416.9	$914.2	$1,476.8	$871.6

Weighted-average duration for future policy benefits (years) (2)	18.3	8.4	18.4	9.4

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

75

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $32.3 million increase in the LFPB and an $18.2 million decrease to income before taxes, net of reinsurance, for Individual disability. This was primarily due to unfavorable updates to termination and lapse assumptions. The updates also resulted in a $68.2 million increase in the LFPB and a $45.0 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality and lapse assumptions.

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $13.9 million decrease in the LFPB and a $10.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to claim incidence assumptions. The updates also resulted in a $38.3 million increase in the LFPB and a $25.4 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality assumptions.

Additional Liability for Certain Benefit Features
The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2024 or December 31, 2023.
The balances and the changes in the additional liability for certain benefit features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Balance at beginning of period	$5,326.5	$4,095.2
Effect of changes in cash flow assumptions	151.9	725.4
Effect of actual variances from expected experience	28.0	45.2
Interest accrual	253.3	209.2
Net assessments collected	425.2	378.1
Benefit payments	(147.7)	(126.6)
Balance at end of period	6,037.2	5,326.5
Reinsurance impact	(6,011.3)	(5,306.2)
Balance at end of period after reinsurance	$25.9	$20.3

Weighted-average duration for additional liability (years) (1)	23.3	26.2

(1)Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $151.9 million increase in the additional liability for certain benefit features primarily due to mortality assumptions related to ULSG products, resulting in a $0.3 million decrease to income before taxes, net of reinsurance

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $725.4 million increase in the additional liability for certain benefit features primarily due to policyholder lapse behavior assumptions related to ULSG products, resulting in a $13.1 million decrease to income before taxes, net of reinsurance.

76

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$42.8	$64.6
Effect of changes in discount rate assumptions at beginning of period	(3.0)	(3.6)
Balance at beginning of period at original discount rate	39.8	61.0
Effect of changes in cash flow assumptions	(5.3)	(13.3)
Effect of actual variances from expected experience	(2.2)	(5.7)
Adjusted beginning of period balance at original discount rate	32.3	42.0
Interest accrual	1.9	2.9
Net premiums collected	(4.7)	(5.1)
Balance at end of period at original discount rate	29.5	39.8
Effect of changes in discount rate assumptions at end of period	1.3	3.0
Balance at end of period	$30.8	$42.8

Present value of expected future policy benefit payments
Balance at beginning of period	$209.5	$248.1
Effect of changes in discount rate assumptions at beginning of period	(20.0)	(18.9)
Balance at beginning of period at original discount rate	189.5	229.2
Effect of changes in cash flow assumptions	(1.2)	(40.5)
Effect of actual variances from expected experience	2.5	2.5
Adjusted beginning of period balance at original discount rate	190.8	191.2
Interest accrual	11.2	12.5
Benefit payments	(15.2)	(14.2)
Balance at end of period at original discount rate	186.8	189.5
Effect of changes in discount rate assumptions at end of period	8.8	20.0
Balance at end of period	$195.6	$209.5

Future policy benefits (1)	$164.8	$166.7
Reinsurance impact	(164.8)	(166.7)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	9.3	10.4

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

77

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2024	December 31, 2023
	(in millions)

Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$39,532.3	$36,325.5

Individual fixed income annuities
Expected undiscounted future benefit payments	$6,622.6	$7,292

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,484	$5,456.4
Expected undiscounted future gross premiums	$8,680	$8,264.8
Expected undiscounted future benefit payments	$9,808.8	$8,981.2

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,651.2	$6,385.1
Expected undiscounted future gross premiums	$11,391.4	$10,287.2
Expected undiscounted future benefit payments	$8,970.7	$7,832.3

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$38.4	$42.8
Expected undiscounted future gross premiums	$55.7	$60.3
Expected undiscounted future benefit payments	$357.3	$371

78

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Retirement and Income Solutions:
Pension risk transfer	4.61%	4.52%	5.55%	4.99%
Individual fixed income annuities	4.22%	4.22%	5.50%	4.97%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.89%	3.96%	5.64%	5.05%
Life Insurance:
Universal life	4.75%	4.75%	See note (1)	See note (1)
Term life	4.82%	4.83%	5.35%	4.90%
Corporate:
Long-term care insurance	6.16%	6.16%	5.58%	5.01%

(1)The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

    Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts and other investment contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including return-of-premium GMDB and GMWB riders for its RILA products.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

    MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

79

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.
The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2024			December 31, 2023
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$199.5	$62.1	$137.4	$153.4	$111.9	$41.5
Total MRB per consolidated statements
of financial position	$199.5	$62.1	$137.4	$153.4	$111.9	$41.5

80

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Retirement and Income Solutions

    The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Balance at beginning of period	$41.5	$(72.2)
Effect of changes in nonperformance risk at beginning of period	7.7	(31.7)
Adjusted balance at beginning of period	49.2	(103.9)
Effect of:
Interest accrual and expected policyholder behavior	(66.8)	(80.9)
Benefit payments	0.6	0.4
Changes in interest rates	100.4	39.9
Changes in equity markets	92.4	155.1
Changes in equity index volatility	12.0	47.9
Actual policyholder behavior different from expected behavior	(12.7)	(4.0)
Changes in future expected policyholder behavior	(20.2)	—
Changes in other future expected assumptions	1.5	(5.3)
Adjusted balance at end of period	156.4	49.2
Effect of changes in nonperformance risk at end of period	(19.0)	(7.7)
Balance at end of period	$137.4	$41.5

Weighted-average attained age of policyholders (years) (1)	67.4	67.7
Net amount at risk (2)	$46.8	$111.2

(1)The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. We had a decrease in the net amount at risk in 2024 primarily as a result of increases in the equity markets.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Increased	Favorable
Equity market volatilities	Decreased	Favorable	Decreased	Favorable
Own nonperformance risk	Decreased	Unfavorable	Decreased	Unfavorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

81

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2024				December 31, 2023
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.78	-	4.85%	4.81%	4.00	-	4.20%	4.10%
Long-term equity market volatility	18.10	-	35.53%	21.76%	18.00	-	33.00%	22.00%
Nonperformance risk	0.40	-	1.10%	0.89%	0.80	-	1.60%	1.30%
Lapse rate	0.90	-	55.00%	5.79%	1.10	-	55.00%	5.90%

(1)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term (“YRT”) or coinsurance basis. We have coinsurance with funds withheld reinsurance agreements in which we cede certain of our term life and PRT blocks of business using the reinsurance method of accounting. We also have coinsurance with funds withheld reinsurance agreements in which we cede our retail fixed annuity and ULSG blocks of business using both the reinsurance and deposit methods of accounting.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2024 and 2023, we had $18,698.7 million and $18,346.0 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2024 and 2023, we had $60.3 million and $45.2 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial position. As of December 31, 2024 and 2023, $18,396.2 million, or 99%, and $18,093.5 million, or 99%, were with our five largest ceded reinsurers, respectively.

82

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Premiums and other considerations:
Direct	$6,822.9	$6,423.8	$5,216.5
Assumed	532.4	517.0	503.5
Ceded	(1,264.1)	(544.1)	(455.7)
Net premiums and other considerations	$6,091.2	$6,396.7	$5,264.3

Benefits, claims and settlement expenses:
Direct	$8,681.1	$8,022	$6,579.3
Assumed	1,019.8	853.7	772.1
Ceded (1)	(2,868.5)	(1,649.5)	(1,468.7)
Net benefits, claims and settlement expenses	$6,832.4	$7,226.2	$5,882.7

Liability for future policy benefits remeasurement (gain) loss:
Direct	$124.7	$466.9	$(166.5)
Assumed	126.9	269.6	(8.3)
Ceded (1)	409.6	(789.0)	(85.0)
Net liability for future policy benefits remeasurement (gain) loss	$661.2	$(52.5)	$(259.8)

(1)Includes the one-time impact of YRT reinsurance transactions in 2024.

As of December 31, 2024 and 2023, we had a $4,897.6 million and $6,078.7 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Cost of reinsurance asset	$3,426.5	$3,529.7

Cost of reinsurance liability	$1,202.2	$673.3

Cost of reinsurance amortization, including the impacts of remeasurement, of $642.3 million, $20.4 million and $19.3 million for the years ended December 31, 2024, 2023 and 2022, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations. The 2024 impacts of remeasurement include the one-time impact of YRT reinsurance transactions.

83

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreements and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities, available-for-sale	$17,514.5	$19,220.7
Fixed maturities, trading	299.4	316.8
Equity securities	0.3	0.3
Mortgage loans	2,620.2	2,826.0
Other investments	1,166.7	621.4
Cash and cash equivalents	1,200.6	942.0
Accrued interest income	213.8	231.7
Net other liabilities	(287.7)	(201.9)
Net assets	$22,727.8	$23,957

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2024 and 2023, we had a $22,497.9 million and $23,744.9 million funds withheld payable, which was net of a $2,906.0 million and $2,326.1 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $579.9 million, $(1,326.7) million and $3,652.8 million for the years ended December 31, 2024, 2023 and 2022, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to reinsurers. The realized gains and losses that do not flow to reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$1,028.2	$906.9	$745.9
Fixed maturities, trading	21.5	11.9	2.0
Equity securities	—	0.2	0.6
Mortgage loans	138.3	125.2	98.4
Cash and cash equivalents	59.5	58.9	18.2
Other	90.1	64.0	4.8
Total	1,337.6	1,167.0	870.0
Investment expenses	(41.4)	(24.7)	(20.6)
Net investment income	$1,296.2	$1,142.3	$849.4

84

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$(58.7)	$(230.9)	$(235.5)
Fixed maturities, trading	—	(0.1)	(6.4)
Equity securities	—	(1.2)	(2.4)
Mortgage loans	(1.9)	(34.1)	(24.8)
Derivatives	2.4	7.2	2.7
Other	—	—	3.3
Net realized capital losses	$(58.2)	$(259.1)	$(263.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2024
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800	$—
	Secured subscription
Principal Credit Real Estate Income Trust	facility		126.0	119.0
Total			$926	$119

			December 31, 2023
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800	$—
Total			$800	$—

    Our revolving credit facility is committed and available for general corporate purposes. This credit facility also provides 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2024 and 2023.

    The secured subscription facility provides for revolving loans, up to a maximum aggregate availability of $150.0 million, which are secured by outstanding capital commitments of us and an unaffiliated insurance company. Borrowings are permitted for any purpose under the borrowers’ constituent documents and are required to be repaid within twelve months of issuance. The weighted-average interest rate on short-term borrowings as of December 31, 2024, was 6.84%.

85

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Term Debt

    The components of long-term debt were as follows:

	December 31, 2024
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Secured credit facilities	$21.8	$—	$21.8
Non-recourse mortgages and notes payable	3.0	(0.1)	2.9
Total long-term debt	$24.8	$(0.1)	$24.7

	December 31, 2023
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$3.1	$(0.1)	$3
Total long-term debt	$3.1	$(0.1)	$3

Our secured credit facilities are primarily financings for real estate loans. As of December 31, 2024, the outstanding principal balance was $21.8 million for one loan with an interest rate of 6.47%. Outstanding debt is secured by the underlying real estate loans, which were reported as mortgage loans on our consolidated statements of financial position with a carrying value of $29.0 million as of December 31, 2024.

The non-recourse mortgages and notes payable are primarily financings for a real estate development. As of December 31, 2024 and 2023, the notes had outstanding principal balances of $2.9 million and $3.0 million, respectively, with an interest rate of 4.0%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $14.3 million and $321.7 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2025	$21.8
2026	0.1
2027	0.1
2028	2.7
2029	—
Thereafter	—
Total future maturities of long-term debt	$24.7

86

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

15. Income Taxes

Income Taxes (Benefits)

    Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Current income taxes (benefits):
U.S. federal	$178.2	$45.8	$(142.9)
State	24.9	19.1	21.7
Total current income taxes (benefits)	203.1	64.9	(121.2)
Deferred income taxes (benefits):
U.S. federal	16.4	(141.0)	1,231.7
State	4.8	(11.3)	(4.5)
Total deferred income taxes (benefits)	21.2	(152.3)	1,227.2
Income taxes (benefits)	$224.3	$(87.4)	$1,106

    Our income before income taxes was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Domestic	$1,593.2	$149.2	$5,785.5
Total income before income taxes	$1,593.2	$149.2	$5,785.5

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate was as follows:

	For the year ended December 31,
	2024	2023	2022
U.S. corporate income tax rate	21%	21%	21%
Dividends received deduction	(5)	(47)	(1)
Tax credits	(4)	(40)	(1)
Interest exclusion from taxable income	(2)	(15)	—
Impact of noncontrolling interest presentation	—	(3)	—
Employee compensation	—	(2)	—
Other postretirement employee benefits redesignation	—	(2)	—
Low income housing tax credit amortization	3	24	—
State income taxes	2	4	—
Nondeductible expenses	—	2	—
Other	(1)	(1)	—
Effective income tax rate	14%	(59)%	19%

87

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unrecognized Tax Benefits

    Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Balance at beginning of period	$37.7	$40.6	$43.9
Additions based on tax positions related to the current year	0.3	0.3	—
Reductions for tax positions related to the current year	(3.2)	(3.2)	(3.3)
Balance at end of period (1)	$34.8	$37.7	$40.6

(1) Our 2024 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2024 and 2023, we had recognized $1.9 million and $1.7 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively. We do not believe there is a reasonable possibility the total amount of the unrecognized tax benefits will significantly increase or decrease in the next twelve months considering recent settlements and the status of current and pending Internal Revenue Service (“IRS”) examinations.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2024	2023
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$1,273.1	$1,098.3
Net operating and capital loss carryforwards	21.3	42.9
Tax credit carryforwards	—	64.2
Employee benefits	54.1	30.0
Intangible assets	71.4	42.2
Other deferred income tax assets	—	8.5
Gross deferred income tax assets	1,419.9	1,286.1
Valuation allowance	(11.9)	(12.0)
Total deferred income tax assets	1,408.0	1,274.1
Deferred income tax liabilities:
Deferred acquisition costs	(611.6)	(622.5)
Investments, including derivatives	(207.4)	(210.1)
Funds withheld embedded derivative	(610.3)	(488.5)
Real estate	(124.6)	(136.7)
Insurance liabilities	(1,241.2)	(1,165.6)
Gain on sale of discontinued operations (1)	(166.8)	(174.5)
Other deferred income tax liabilities	(59.3)	—
Total deferred income tax liabilities	(3,021.2)	(2,797.9)
Total net deferred income tax liabilities	$(1,613.2)	$(1,523.8)

(1)Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

88

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2024	2023
	(in millions)
Deferred income tax assets:
State	$9.2	$17.2
Net deferred income tax assets	9.2	17.2
Deferred income tax liabilities:
U.S. federal	(1,622.4)	(1,541.0)
Net deferred income tax liabilities	(1,622.4)	(1,541.0)
Total net deferred income tax liabilities	$(1,613.2)	$(1,523.8)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset are tax credit carryforwards available to offset future taxable income or income taxes. As of December 31, 2024 and 2023, we had tax credit carryforwards for U.S. federal income tax purposes of $0.0 million and $64.2 million, respectively. As of December 31, 2024, these carryforwards were fully utilized before expiration.

As of December 31, 2024 and 2023, state net operating loss carryforwards were $67.1 million and $178.5 million, respectively, and will expire between 2032 and 2040. As of December 31, 2024, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of December 31, 2024 and 2023, valuation allowances of $11.9 million and $12.0 million, respectively, had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

Effects of Tax Legislation

We are currently monitoring global enactments of the Pillar Two model rules proposed by the Organisation for Economic Co-operation and Development, which brings forward a 15% global minimum tax. Generally, a company is required to consider the impact of new tax law on realizability of its deferred tax assets (“DTAs”), including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard the Pillar Two model rules when evaluating DTAs and rather recognize a current period tax expense when incurred.

The Inflation Reduction Act of 2022 (“IRA 2022”) was enacted by the U.S. government on August 16, 2022. The IRA 2022 implements a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023. We are an “Applicable Corporation,” which requires computation of the U.S. federal income tax liability under two systems, the U.S. regular corporate tax (“RCT”) and the CAMT. Although the CAMT may apply in any given year when tentative minimum tax (“TMT”) exceeds the RCT liability, as a “prepayment” the CAMT generates a corresponding alternative minimum tax credit (“AMTC”). The AMTC is accounted for as a DTA with an indefinite carryover life recoverable in years when the RCT liability exceeds TMT. Our tax sharing agreement with PFG was amended in 2023 to allocate the CAMT exclusively to PFS.

The tax accounting consequences of a change in tax law is required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard our CAMT status when evaluating DTAs under the RCT system associated with the IRA 2022.

Other Tax Information

Income tax returns are filed in U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The IRS has completed examination of our consolidated U.S. federal income tax returns for years prior to 2015.

89

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant's cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent has been able to become a new participant in the nonqualified plan after 2018.

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents ("other postretirement benefits"). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

90

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Obligations and Funded Status

    The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2024	2023
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(56.9)	$(58.6)
Interest cost	(2.6)	(2.8)
Actuarial gain (loss)	1.5	(3.0)
Participant contributions	(6.1)	(6.1)
Benefits paid	12.3	13.6
Benefit obligation at end of year	$(51.8)	$(56.9)

Change in plan assets
Fair value of plan assets at beginning of year	$74	$70.4
Actual return on plan assets	6.4	9.6
Employer contribution	1.2	1.5
Participant contributions	6.1	6.1
Benefits paid	(12.3)	(13.6)
Fair value of plan assets at end of year	$75.4	$74

Amount recognized in statement of financial position
Other assets	$23.6	$17.1
Total	$23.6	$17.1

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(24.1)	$(20.5)
Pre-tax accumulated other comprehensive income	$(24.1)	$(20.5)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2024, the other postretirement benefit plans had an actuarial gain primarily due to an increase in discount rates. For the year ended December 31, 2023, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in discount rates.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Interest cost	$2.6	$2.8	$1.9
Expected return on plan assets	(3.4)	(3.5)	(3.8)
Recognized net actuarial gain	(0.9)	(0.7)	(0.8)
Net periodic benefit income	$(1.7)	$(1.4)	$(2.7)

We use the fair market value of assets to determine components of net periodic benefit cost.

91

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

The other postretirement plans use a straight-line amortization over the average future lifetime of its remaining covered group of retirees.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2024	2023
	(in millions)
Other changes recognized in accumulated other comprehensive income
Net actuarial gain	$(4.5)	$(3.1)
Amortization of net gain	0.9	0.7
Total recognized in pre-tax accumulated other comprehensive income	$(3.6)	$(2.4)
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive income	$(5.3)	$(3.8)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2024	2023
Discount rate	5.35%	4.80%
Rate of compensation increase	N/A	N/A

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2024	2023	2022
Discount rate	4.80%	5.05%	2.55%
Expected long-term return on plan assets	4.70%	5.20%	4.25%
Rate of compensation increase	N/A	N/A	N/A %

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.7% expected long-term return on plan assets for 2024 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2024	2023
Health care cost trend rate assumed for next year under age 65	7.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2033	2032
92

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.
•Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2024
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.8	$0.8	$—	$—
Fixed income security portfolios (1)	35.5	35.5	—	—
U.S. equity portfolios (2)	28.9	28.9	—	—
International equity portfolios (3)	10.2	10.2	—	—
Total	$75.4	$75.4	$—	$—

	December 31, 2023
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.1	$1.1	$—	$—
Fixed income security portfolios (1)	34.9	34.9	—	—
U.S. equity portfolios (2)	27.6	27.6	—	—
International equity portfolios (3)	10.4	10.4	—	—
Total	$74	$74	$—	$—

(1)The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(2)The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(3)The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

    We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

•Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
•Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.
93

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

•Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

    In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement
benefits (gross benefit
payments, including
prescription drug benefits)
(in millions)
Year ending December 31:
2025	$11
2026	10.0
2027	8.9
2028	8.0
2029	7.4
2030-2034	30.5

    The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2024.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

94

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

In addition, regulatory bodies such as state insurance departments, the SEC, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2024.

Guarantees and Indemnifications

    In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2024, was approximately $105.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2024 and 2023, the liability balance for guaranty fund assessments, which is not discounted, was $28.3 million and $20.7 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2024 and 2023, $16.6 million and $9.9 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Leases

95

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

    We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

    The lease assets and liabilities were as follows:

	December 31,
	2024	2023
	(in millions)
Assets
Operating lease assets (1)	$95.4	$113
Finance lease assets (1)	67.6	73.8
Total lease assets	$163	$186.8

Liabilities
Operating lease liabilities (2)	$88.1	$104.5
Finance lease liabilities (2)	69.0	74.8
Total lease liabilities	$157.1	$179.3

(1)Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$29.8	$32.9	$34
Interest on lease liabilities	2.6	1.9	1.2
Operating lease cost (1)	29.6	28.9	34.6
Other lease cost (1) (2)	6.7	6.6	9.5
Sublease income (3)	(0.5)	(0.3)	(1.5)
Total lease cost	$68.2	$70	$77.8

(1)Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)Other lease cost primarily reflects variable and short-term lease costs.
(3)Sublease income is included in fees and other revenues on the consolidated statements of operations.

Payments for operating leases for the years ended December 31, 2024, 2023 and 2022, were $27.4 million, $32.4 million and $32.0 million, respectively. Payments for finance leases for the years ended December 31, 2024, 2023 and 2022, were $32.0 million, $34.3 million and $35.1 million, respectively. The following represents future payments due by period for lease obligations:

96

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2025	$23	$29.1	$52.1
2026	20.4	24.5	44.9
2027	17.0	14.9	31.9
2028	12.4	4.3	16.7
2029	7.0	—	7.0
2030 and thereafter	20.1	—	20.1
Total lease payments	99.9	72.8	172.7
Less: interest	11.8	3.8	15.6
Present value of lease liabilities	$88.1	$69	$157.1

    The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2024	2023	2022
Weighted-average remaining lease term (in years):
Operating leases	7.0	7.3	7.7
Finance leases	2.8	3.0	2.8

Weighted-average discount rate:
Operating leases	3.1%	2.9%	2.5%
Finance leases	4.0%	3.5%	1.7%

18. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2024
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(996.6)	$205.4	$(791.2)
Reclassification adjustment for losses included in net income (1)	121.4	(25.6)	95.8
Adjustments for assumed changes in amortization patterns	9.8	(2.1)	7.7
Adjustments for assumed changes in policyholder liabilities	10.8	(2.3)	8.5
Net unrealized losses on available-for-sale securities	(854.6)	175.4	(679.2)

Net unrealized gains on derivative instruments during the period	71.2	(15.0)	56.2
Reclassification adjustment for gains included in net income (2)	(3.5)	0.8	(2.7)
Adjustments for assumed changes in amortization patterns	0.5	(0.1)	0.4
Net unrealized gains on derivative instruments	68.2	(14.3)	53.9

Liability for future policy benefits discount rate remeasurement gain (3)	1,099.6	(231.0)	868.6

Market risk benefit nonperformance risk loss (4)	(11.3)	2.4	(8.9)

Unrecognized postretirement benefit obligation during the period	4.5	(0.9)	3.6
Amortization of amounts included in net periodic benefit cost (5)	(0.9)	0.2	(0.7)
Net unrecognized postretirement benefit obligation	3.6	(0.7)	2.9

Other comprehensive income	$305.5	$(68.2)	$237.3

97

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446

	For the year ended December 31, 2022
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(12,980.2)	$2,753	$(10,227.2)
Reclassification adjustment for losses included in net income (1)	333.3	(70.4)	262.9
Adjustments for assumed changes in amortization patterns	(3.7)	0.7	(3.0)
Adjustments for assumed changes in policyholder liabilities	273.2	(57.3)	215.9
Net unrealized losses on available-for-sale securities	(12,377.4)	2,626.0	(9,751.4)

Net unrealized losses on derivative instruments during the period	(1.4)	0.4	(1.0)
Reclassification adjustment for gains included in net income (2)	(28.0)	5.8	(22.2)
Adjustments for assumed changes in amortization patterns	(0.1)	—	(0.1)
Adjustments for assumed changes in policyholder liabilities	0.4	(0.2)	0.2
Net unrealized losses on derivative instruments	(29.1)	6.0	(23.1)

Liability for future policy benefits discount rate remeasurement gain (3)	6,295.5	(1,322.1)	4,973.4

Market risk benefit nonperformance risk gain (4)	141.2	(29.7)	111.5

Unrecognized postretirement benefit obligation during the period	(1.7)	0.3	(1.4)
Amortization of amounts included in net periodic benefit cost (5)	(0.8)	0.2	(0.6)
Net unrecognized postretirement benefit obligation	(2.5)	0.5	(2.0)

Other comprehensive loss	$(5,972.3)	$1,280.7	$(4,691.6)

(1)     Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.
98

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3) Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4) See Note 12, Market Risk Benefits, for further details.
(5) Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

Accumulated Other Comprehensive Loss

	Net unrealized	Net unrealized	LFPB		Unrecognized	Accumulated
	gains (losses) on	gains (losses) on	discount rate	MRB	postretirement	other
	available-for-sale	derivative	remeasurement	nonperformance	benefit	comprehensive
	securities (1)	instruments	gain (loss)	risk gain (loss)	obligation	income (loss)
	(in millions)
Balances as of January 1, 2022	$3,704.3	$57	$(3,688.7)	$(86.5)	$16.4	$2.5
Other comprehensive loss during
the period, net of adjustments	(10,014.3)	(0.9)	4,973.4	111.5	(1.4)	(4,931.7)
Amounts reclassified from AOCI	262.9	(22.2)	—	—	(0.6)	240.1
Other comprehensive loss	(9,751.4)	(23.1)	4,973.4	111.5	(2.0)	(4,691.6)
Adjustments for reinsurance (2)	108.3	6.1	—	—	—	114.4
Balances as of December 31, 2022	(5,938.8)	40.0	1,284.7	25.0	14.4	(4,574.7)
Other comprehensive income during
the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	(4,029.5)	(1.8)	892.5	(6.1)	16.2	(3,128.7)
Other comprehensive income during
the period, net of adjustments	(775.0)	56.6	868.6	(8.9)	3.6	144.9
Amounts reclassified from AOCI	95.8	(2.7)	—	—	(0.7)	92.4
Other comprehensive income	(679.2)	53.9	868.6	(8.9)	2.9	237.3
Balances as of December 31, 2024	$(4,708.7)	$52.1	$1,761.1	$(15)	$19.1	$(2,891.4)

(1)Net unrealized losses on available-for-sale securities for which an allowance for credit loss has been recorded were $1.4 million, $1.5 million and $1.8 million as of December 31, 2024, 2023 and 2022, respectively.
(2)Reflects the January 1, 2022, balance associated with our exited ULSG business that was ceded to an unaffiliated reinsurance company.

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holder in one of our consolidated entities maintains an equity interest that is redeemable at the option of the holder, which can be exercised on varying future dates. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest”.

99

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Beginning balance	$—	$—	$—
Net income attributable to redeemable noncontrolling interest	0.4	—	—
Contributions from redeemable noncontrolling interest	5.0	—	—
Distributions to redeemable noncontrolling interest	(0.4)	—	—
Ending balance	$5.0	$—	$—

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2024 statutory results, we could pay approximately $1,313.1 million in ordinary stockholder dividends in 2025 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2025, some or all of such dividends may be extraordinary and require regulatory approval.

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

100

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2024.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2024, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

101

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans reported at fair value include those of a consolidated VIE for which the fair value option was elected. Fair values of commercial mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. These are reflected in Level 3. Mortgage loans valued using securitized pricing based on observable market data should be reflected in Level 2 of the fair value hierarchy.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the SOFR curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and interest rate options, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. Certain total return swaps use an accrual method
102

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

comparing both cash flows to determine fair value. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have total return swaps and a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.
103

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

Long-Term Debt

Long-term debt reported at fair value includes that of a consolidated VIE for which the fair value option was elected. The long-term debt is a secured credit facility that is primarily financing for commercial real estate loans. The fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 2.

104

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Assets and Liabilities Measured at Fair Value on a Recurring Basis

    Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2024
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,434.9	$—	$1,178	$256.9	$—
Non-U.S. governments	482.0	—	—	482.0	—
States and political subdivisions	6,038.9	—	—	5,973.8	65.1
Corporate	33,357.2	—	29.1	30,977.7	2,350.4
Residential mortgage-backed pass-
through securities	3,319.6	—	—	3,319.6	—
Commercial mortgage-backed securities	5,177.1	—	—	5,174.4	2.7
Collateralized debt obligations (1)	6,556.6	—	—	6,556.6	—
Other debt obligations	8,894.1	—	—	7,415.8	1,478.3
Total fixed maturities, available-for-sale	65,260.4	—	1,207.1	60,156.8	3,896.5
Fixed maturities, trading	890.7	—	—	459.4	431.3
Equity securities	804.6	—	773.9	30.7	—
Mortgage loans	140.6	—	—	—	140.6
Derivative assets (2)	629.7	—	—	608.3	21.4
Other investments	237.1	106.7	—	—	130.4
Cash equivalents	2,421.9	—	199.9	2,222.0	—
Market risk benefit asset (3)	199.5	—	—	—	199.5
Sub-total excluding separate account
assets	70,584.5	106.7	2,180.9	63,477.2	4,819.7

Separate account assets	138,860.2	7,573.6	111,650.4	18,909.5	726.7
Total assets	$209,444.7	$7,680.3	$113,831.3	$82,386.7	$5,546.4

Liabilities
Investment and universal life contracts (4)	$(578.2)	$—	$—	$—	$(578.2)
Market risk benefit liability (3)	(62.1)	—	—	—	(62.1)
Funds withheld payable embedded
derivative (4)	2,906.0	—	—	—	2,906.0
Long-term debt	(21.8)	—	—	(21.8)	—
Derivative liabilities (2)	(471.4)	—	—	(463.7)	(7.7)
Total liabilities	$1,772.5	$—	$—	$(485.5)	$2,258

Net assets	$211,217.2	$7,680.3	$113,831.3	$81,901.2	$7,804.4

105

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,504.9	$—	$1,210.8	$294.1	$—
Non-U.S. governments	479.9	—	—	479.9	—
States and political subdivisions	6,613.3	—	—	6,545.1	68.2
Corporate	33,079.5	—	30.9	30,742.7	2,305.9
Residential mortgage-backed pass-
through securities	2,824.9	—	—	2,824.9	—
Commercial mortgage-backed securities	4,743.4	—	—	4,740.4	3.0
Collateralized debt obligations (1)	5,397.8	—	—	5,322.4	75.4
Other debt obligations	7,886.5	—	—	6,703.9	1,182.6
Total fixed maturities, available-for-sale	62,530.2	—	1,241.7	57,653.4	3,635.1
Fixed maturities, trading	715.3	—	27.7	307.8	379.8
Equity securities	43.0	—	14.9	28.1	—
Derivative assets (2)	253.0	—	—	246.9	6.1
Other investments	238.3	73.7	—	—	164.6
Cash equivalents	3,010.2	—	449.6	2,560.6	—
Market risk benefit asset (3)	153.4	—	—	—	153.4
Sub-total excluding separate account
assets	66,943.4	73.7	1,733.9	60,796.8	4,339.0

Separate account assets	131,641.7	8,692.0	103,598.9	18,598.0	752.8
Total assets	$198,585.1	$8,765.7	$105,332.8	$79,394.8	$5,091.8

Liabilities
Investment and universal life contracts (4)	$(115.5)	$—	$—	$—	$(115.5)
Market risk benefit liability (3)	(111.9)	—	—	—	(111.9)
Funds withheld payable embedded
derivative (4)	2,326.1	—	—	—	2,326.1
Derivative liabilities (2)	(473.4)	—	—	(472.6)	(0.8)
Total liabilities	$1,625.3	$—	$—	$(472.6)	$2,097.9

Net assets	$200,210.4	$8,765.7	$105,332.8	$78,922.2	$7,189.7

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $3.1 million and $7.1 million as of December 31, 2024 and 2023, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.
106

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2024

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2024	income (2)	income (3)	(4)	Level 3	Level 3	2024
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$68.2	$—	$(1.5)	$0.8	$15.5	$(17.9)	$65.1
Corporate	2,305.9	(28.2)	(25.1)	38.9	58.9	—	2,350.4
Commercial mortgage-backed
securities	3.0	—	—	(0.3)	—	—	2.7
Collateralized debt obligations	75.4	—	(0.7)	(71.7)	—	(3.0)	—
Other debt obligations	1,182.6	0.2	(0.8)	267.7	140.2	(111.6)	1,478.3
Total fixed maturities,
available-for-sale	3,635.1	(28.0)	(28.1)	235.4	214.6	(132.5)	3,896.5
Fixed maturities, trading	379.8	(1.5)	—	53.0	—	—	431.3
Mortgage loans	—	—	—	140.6	—	—	140.6
Other investments	164.6	(22.9)	—	(11.3)	—	—	130.4
Separate account assets (1)	752.8	(17.5)	—	(8.6)	—	—	726.7

Liabilities
Investment and universal life
contracts	(115.5)	(166.1)	—	(296.6)	—	—	(578.2)
Funds withheld payable
embedded derivative	2,326.1	579.9	—	—	—	—	2,906.0

Derivatives
Net derivative assets (liabilities)	5.3	8.3	—	0.4	0.1	(0.4)	13.7

107

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed
securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities,
available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life
contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable
embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

108

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2022	income (2)	income (3)	(4)	Level 3	Level 3	2022
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$92.4	$—	$(23.5)	$(1.6)	$12	$(10.2)	$69.1
Corporate	834.3	(4.8)	(28.6)	626.3	176.3	(35.2)	1,568.3
Commercial mortgage-backed
securities	19.2	—	(1.0)	(4.6)	—	(10.2)	3.4
Collateralized debt obligations	85.8	—	(1.0)	151.8	—	(180.4)	56.2
Other debt obligations	42.1	(0.3)	(20.4)	474.2	—	(27.8)	467.8
Total fixed maturities,
available-for-sale	1,073.8	(5.1)	(74.5)	1,246.1	188.3	(263.8)	2,164.8
Fixed maturities, trading	4.9	(0.6)	—	72.9	29.0	—	106.2
Other investments	1.4	—	—	—	—	—	1.4
Separate account assets (1)	946.0	112.0	—	(23.9)	—	—	1,034.1

Liabilities
Investment and universal life
contracts	(83.2)	36.1	—	0.8	—	—	(46.3)
Funds withheld payable
embedded derivative	—	3,652.8	—	—	—	—	3,652.8

Derivatives
Net derivative assets (liabilities)	0.6	(4.0)	(0.3)	—	—	(0.3)	(4.0)

(1) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

109

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$(39.1)	$0.3	$(1.3)
Other debt obligations	0.2	1.9	—
Total fixed maturities, available-for-sale	(38.9)	2.2	(1.3)
Fixed maturities, trading	(7.0)	2.3	(0.6)
Other investments	(10.0)	(5.3)	—
Separate account assets	(9.8)	(80.3)	89.8

Liabilities
Investment and universal life contracts	(155.8)	(29.2)	22.6
Funds withheld payable embedded derivative	579.9	(1,326.7)	3,652.8

Derivatives
Net derivative assets (liabilities)	8.1	7.3	(4.0)

(3) Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$(1.4)	$(4.1)	$(21.7)
Corporate	(25.7)	(38.9)	(19.8)
Commercial mortgage-backed securities	—	—	(0.5)
Collateralized debt obligations	0.1	0.7	—
Other debt obligations	(0.5)	(29.8)	(18.5)
Total fixed maturities, available-for-sale	(27.5)	(72.1)	(60.5)

Derivatives
Net derivative assets (liabilities)	—	—	(0.2)
110

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(4) Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2024
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$2.5	$—	$—	$(1.7)	$0.8
Corporate	659.3	(322.2)	—	(298.2)	38.9
Commercial mortgage-backed securities	—	—	—	(0.3)	(0.3)
Collateralized debt obligations	35.1	(90.0)	—	(16.8)	(71.7)
Other debt obligations	601.3	(101.4)	—	(232.2)	267.7
Total fixed maturities, available-for-sale	1,298.2	(513.6)	—	(549.2)	235.4
Fixed maturities, trading	309.5	(147.6)	—	(108.9)	53.0
Mortgage loans	140.6	—	—	—	140.6
Other investments	182.1	—	—	(193.4)	(11.3)
Separate account assets (5)	—	(30.3)	(60.0)	81.7	(8.6)

Liabilities
Investment and universal life contracts	—	—	(364.4)	67.8	(296.6)

Derivatives
Net derivative assets (liabilities)	0.4	—	—	—	0.4

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

111

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.6)	$(1.6)
Corporate	817.3	(50.4)	—	(140.6)	626.3
Commercial mortgage-backed securities	—	(4.1)	—	(0.5)	(4.6)
Collateralized debt obligations	151.9	—	—	(0.1)	151.8
Other debt obligations	487.4	(8.2)	—	(5.0)	474.2
Total fixed maturities, available-for-sale	1,456.6	(62.7)	—	(147.8)	1,246.1
Fixed maturities, trading	106.9	(32.6)	—	(1.4)	72.9
Separate account assets (5)	11.8	(4.5)	(50.0)	18.8	(23.9)

Liabilities
Investment and universal life contracts	—	—	(22.2)	23.0	0.8

(5)    Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2024
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$15.5	$—	$17.9
Corporate	—	58.9	—	—
Collateralized debt obligations	—	—	—	3.0
Other debt obligations	—	140.2	—	111.6
Total fixed maturities, available-for-sale	—	214.6	—	132.5

Derivatives
Net derivative assets (liabilities)	—	0.1	—	0.4

112

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

	For the year ended December 31, 2022
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$12	$—	$10.2
Corporate	—	176.3	—	35.2
Commercial mortgage-backed securities	—	—	—	10.2
Collateralized debt obligations	—	—	—	180.4
Other debt obligations	—	—	—	27.8
Total fixed maturities, available-for-sale	—	188.3	—	263.8
Fixed maturities, trading	—	29.0	—	—

Derivatives
Net derivative assets (liabilities)	—	—	—	0.3

Assets transferred into Level 3 during 2024, 2023 and 2022, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2024, 2023 and 2022, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

113

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. The commercial mortgage loans of a consolidated VIE are excluded from the table as the determination of fair value was based on transaction price due to proximity of purchase to year-end, and thus no inputs to be provided. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

December 31, 2024
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,817.8	Discounted cash flow	Discount rate (1)	2.1%-12.7%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x-1.7x	1.3x
			Illiquidity premium	30 basis points ("bps")-791bps	142bps
			Comparability adjustment	(42)bps-2,947bps	149bps
Other debt obligations	1,343.1	Discounted cash flow	Discount rate (1)	4.9%-7.7%	5.4%
			Illiquidity premium	(83)bps-260bps	120bps
			Comparability adjustment	(19)bps-415bps	128bps
Fixed maturities, trading	175.4	Discounted cash flow	Discount rate (1)	9.5%-13.0%	10.4%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x	1.1x
			Illiquidity premium	(32)bps-2,947bps	186bps

114

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2024
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	726.7	Discounted cash flow - real estate	Discount rate (1)	7.0%-11.0%	7.2%
			Terminal capitalization rate	5.5%-9.5%	6.0%
			Average market rent growth rate	2.0%-4.5%	2.7%
		Discounted cash flow - real estate debt	Loan to value	46.4%-69.5%	59.2%
			Market interest rate	4.9%-7.2%	6.1%

Liabilities
Investment and universal life contracts (4)	(578.2)	Discounted cash flow	Long duration interest rate	3.0%-4.9% (2)	4.8%
			Long-term equity market volatility	14.5%-49.3%	21.4%
			Nonperformance risk	0.4%-1.1%	0.8%
			Lapse rate	0.0%-55.0%	8.5%
			Mortality rate	See note (3)

December 31, 2023
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,997.4	Discounted cash flow	Discount rate (1)	4.9%-24.2%	12.0%
			Earnings before interest, taxes, depreciation and amortization multiple	3.25x	3.25x
			Illiquidity premium	30bps-483bps	121bps
			Comparability adjustment	67bps-217bps	141bps
Collateralized debt obligations	74.6	Discounted cash flow	Discount rate (1)	4.1%	4.1%
			Comparability adjustment	20bps	20bps

115

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Other debt obligations	879.5	Discounted cash flow	Discount rate (1)	5.0%-10.6%	7.4%
			Illiquidity premium	69bps-650bps	337bps
			Comparability adjustment	(20)bps-213bps	92bps
Fixed maturities, trading	168.7	Discounted cash flow	Discount rate (1)	11.4%-22.3%	13.4%
Other investments	163.2	Discounted cash flow	Discount rate (1)	12.0%-13.5%	12.6%
			Probability of default	6.0%-10.0%	8.5%
			Potential loss severity	87.0%-100.0%	90.7%
Separate account assets	752.8	Discounted cash flow - real estate	Discount rate (1)	6.5%-10.0%	7.5%
			Terminal capitalization rate	5.3%-9.5%	6.1%
			Average market rent growth rate	2.0%-3.7%	2.9%
		Discounted cash flow - real estate debt	Loan to value	46.0%-72.0%	55.3%
			Market interest rate	5.3%-8.1%	6.4%

Liabilities
Investment and universal life contracts (4)	(115.5)	Discounted cash flow	Long duration interest rate	2.5%-4.8% (2)	4.0%
			Long-term equity market volatility	15.5%-40.1%	19.2%
			Nonperformance risk	0.8%-1.6%	1.1%
			Lapse rate	0.0%-55.0%	7.0%
			Mortality rate	See note (3)

(1)Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by
116

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2024, 2023 and 2022.

Fair Value Option

We elected fair value accounting for:
•Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance so that credit losses are recognized within the changes in fair value in the consolidated statements of operations.
•Certain mortgage loans and long-term debt of a consolidated VIE to provide alignment between the consolidated VIE’s financial reporting and the calculation of net asset value per share used to determine the prices at which investors can purchase and redeem shares of the entity’s stock.

The following table presents information regarding the assets for which the fair value option was elected.

	December 31,
	2024	2023
	(in millions)
Mortgage loans of consolidated VIE (1)
Fair value (1)	$140.6	$—
Aggregate contractual principal	140.6	—

Other loans of consolidated VIE (2)
Fair value (2)	$129	$163.2
Aggregate contractual principal	139.9	167.1

Long-term debt of consolidated VIE (1)
Fair value (1)	$21.8	$—
Aggregate contractual principal	21.8	—

(1)Assets and liabilities from consolidated VIE, which are reported as mortgage loans and long-term debt on the consolidated statements of financial position, originated in December 2024 with no change in fair value recognized due to timing of origination.
(2)Reported with other investments on the consolidated statements of financial position. See Note 5, Investments, for additional information relating to other loans more than 90 days past due or in non-accrual status.

117

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(22.8)	$(5.6)	$—
Change in fair value pre-tax loss (1)	(22.8)	(5.6)	—
Interest income (2)	31.0	8.1	—

(1)Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rate of the loans.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2024
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,517.3	$17,640.2	$—	$—	$17,640.2
Policy loans	852.4	802.4	—	—	802.4
Other investments	264.9	262.4	—	97.5	164.9
Cash and cash equivalents	905.5	905.5	905.5	—	—
Reinsurance deposit receivable	4,897.6	4,401.9	—	—	4,401.9
Cash collateral receivable	3.0	3.0	3.0	—	—
Investment contracts	(34,092.5)	(32,868.1)	—	(8,306.4)	(24,561.7)
Short-term debt	(119.0)	(119.0)	—	(119.0)	—
Long-term debt	(2.9)	(2.5)	—	—	(2.5)
Separate account liabilities	(125,100.3)	(124,232.6)	—	—	(124,232.6)
Bank deposits (1)	(440.4)	(442.1)	—	(442.1)	—
Cash collateral payable	(415.3)	(415.3)	(415.3)	—	—

	December 31, 2023
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,221.2	$17,583.5	$—	$—	$17,583.5
Policy loans	793.2	780.1	—	—	780.1
Other investments	248.4	240.7	—	122.7	118.0
Cash and cash equivalents	627.8	627.8	627.8	—	—
Reinsurance deposit receivable	6,078.7	5,487.7	—	—	5,487.7
Cash collateral receivable	33.2	33.2	33.2	—	—
Investment contracts	(33,847.5)	(32,071.2)	—	(7,828.1)	(24,243.1)
Long-term debt	(3.0)	(0.4)	—	—	(0.4)
Separate account liabilities	(117,504.5)	(116,642.3)	—	—	(116,642.3)
Bank deposits (1)	(399.5)	(385.3)	—	(385.3)	—
Cash collateral payable	(170.7)	(170.7)	(170.7)	—	—

(1)Excludes deposit liabilities without defined or contractual maturities.
118

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term, universal life and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2024 and 2023, our affiliated reinsurance subsidiaries assumed statutory reserves of $19,013.3 million and $18,474.2 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2024 and 2023, assets admitted under these practices totaled $4,254.5 million and $4,153.8 million, respectively. In addition, as of December 31, 2024 and 2023, one of our affiliated reinsurance subsidiaries in Vermont ceded $10,847.6 million and $10,406.3 million of the ULSG reserves it assumed from us to an unaffiliated reinsurance company, respectively.

    Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2024	2023	2022
	(in millions)
Statutory net income (loss)	$1,093.6	$1,285	$(1,563.1)
Statutory capital and surplus	4,695.5	4,753.4	4,304.4

21. Segment Information

    We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities (including RILAs), pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance focused on the business market customer, including universal life and variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life),
119

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

120

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Our chief operating decision maker (“CODM”) is our chief executive officer. Our CODM and management team, use segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. In addition, the financial information provided to our CODM is used in making decisions about the allocation of resources and determining annual incentive compensation paid to our employees. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:
•Periodic settlements and accruals on derivative instruments not designated as hedging instruments,
•Certain market value adjustments of derivatives and embedded derivatives and
•Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain market value adjustments to fee revenues,
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,
•Pre-tax net realized capital gains (losses) related to other adjustments,
•Certain variable annuity fees,
•Market value adjustments of market risk benefits,
•Related changes in the amortization pattern of actuarial balances,
•Certain hedge accounting market value expense adjustments and
•Net realized capital gains (losses) distributed.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, strategic review costs and impacts, amortization of reinsurance gain (loss) and other impacts of reinsured business. The strategic review costs and impacts primarily include actuarial balance re-cohorting impacts resulting from the Strategic Review and costs to close the reinsurance transaction. Other impacts of reinsured business primarily include change in reserves and DAC amortization.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:
•Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain variable annuity fees and
•Certain market value adjustments to fee revenues.
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,
•Pre-tax revenues from exited business and
121

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

•Pre-tax other adjustments management believes are not indicative of overall operating trends.

Segment expenses reflect consolidated U.S. GAAP total expenses excluding:
•Pre-tax expenses associated with net realized capital gains (losses),
•Periodic settlements and accruals on derivatives used to hedge MRBs,
•Pre-tax expenses from exited business and
•Pre-tax expense adjustments management believes are not indicative of overall operating trends.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of other postretirement benefit costs. The Corporate segment reflects the non-service components of other postretirement benefit costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

Segment Assets

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions	$225,778.6	$215,894.6
Benefits and Protection	44,806.4	42,889.7
Corporate	459.9	985.8
Total assets per consolidated statements of financial position	$271,044.9	$259,770.1

Segment Operating Revenues

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$4,957.8	$3,181.7	$2.7	$8,142.2
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(74.7)	25.1	—	(49.6)
Net investment income included in operating revenues	3,040.1	607.8	218.1	3,866.0
Operating revenues from equity method investments	5.7	—	—	5.7
Inter-segment operating revenues	89.8	9.7	(92.4)	7.1
Eliminations of inter-segment operating revenues	—	—	(7.1)	(7.1)
Other affiliated operating revenues	(756.2)	707.8	(36.2)	(84.6)
Segment operating revenues (3)	$7,262.5	$4,532.1	$85.1	11,879.7

Net realized capital gains, net of related revenue
adjustments				126.1
Revenues from exited business (4)				513.3
Market risk benefit derivative settlements				(45.8)
Total revenues per consolidated statements of
operations				$12,473.3

122

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$4,647.5	$3,032.1	$8.6	$7,688.2
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(80.5)	12.6	—	(67.9)
Net investment income included in operating revenues	2,647.9	579.1	229.5	3,456.5
Inter-segment operating revenues	65.9	13.5	(71.4)	8.0
Eliminations of inter-segment operating revenues	—	—	(8.0)	(8.0)
Other affiliated operating revenues	(86.1)	853.1	(38.4)	728.6
Segment operating revenues (3)	$7,194.7	$4,490.4	$120.3	11,805.4

Net realized capital losses, net of related revenue
adjustments				(264.7)
Revenues from exited business (4)				(927.5)
Market risk benefit derivative settlements				(45.9)
Total revenues per consolidated statements of
operations				$10,567.3

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$3,649.4	$2,858.6	$9.7	$6,517.7
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(89.2)	—	—	(89.2)
Net investment income included in operating revenues	2,322.0	585.9	139.2	3,047.1
Inter-segment operating revenues	27.2	4.7	(29.2)	2.7
Eliminations of inter-segment operating revenues	—	—	(2.7)	(2.7)
Other affiliated operating revenues	(28.0)	846.0	(56.3)	761.7
Segment operating revenues (3)	$5,881.4	$4,295.2	$60.7	10,237.3

Net realized capital gains, net of related revenue
adjustments				153.2
Revenues from exited business (4)				4,414.8
Market risk benefit derivative settlements				(35.0)
Total revenues per consolidated statements of
operations				$14,770.3

(1)Includes amounts reported in premiums and other considerations as well as fees and other revenues on the consolidated statement of operations.
(2)Includes certain revenues associated with our exited U.S. retail fixed annuity and ULSG businesses and fees associated with net realized capital gains (losses) that are not included in segment operating revenue.
(3)See Note 22, Revenues from Contracts with Customers, for additional detail relating to segment operating revenues.
(4)Revenues from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$447.4	$(1,085.7)	$3,652.8
Net realized capital gains on funds withheld assets	87.7	165.0	749.4
Amortization of reinsurance gain	3.3	5.9	12.6
Other impacts of reinsured business	(25.1)	(12.7)	—
Total revenues from exited business	$513.3	$(927.5)	$4,414.8

123

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Segment Expenses

    The expense categories within total segment expenses included:

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$4,507.1	$2,465.8	$1.7
Liability for future policy benefits remeasurement
(gain) loss	(4.9)	145.3	—
Market risk benefit remeasurement loss	32.2	—	—
Dividends to policyholders	0.2	99.7	—

Commission expense	267.3	527.3	—
Capitalization of deferred acquisition costs and contract
costs	(141.8)	(254.9)	—
Amortization of deferred acquisition costs and contract
costs	80.3	249.7	—
Depreciation and amortization	52.5	16.6	6.4
Compensation and other	1,451.4	828.5	73.1
Total operating expenses	1,709.7	1,367.2	79.5
Total segment expenses	$6,244.3	$4,078	$81.2	$10,403.5

Net realized capital losses expense adjustments				94.0
Market risk benefit derivative settlements				(45.8)
Expenses from exited business (1)				428.4
Total expenses per consolidated statements of
operations				$10,880.1

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$4,586.3	$2,537.7	$1.4
Liability for future policy benefits remeasurement
(gain) loss	(68.0)	16.0	—
Market risk benefit remeasurement loss	3.7	—	—
Dividends to policyholders	0.2	89.0	—

Commission expense	201.4	494.5	—
Capitalization of deferred acquisition costs and contract
costs	(93.7)	(291.2)	—
Amortization of deferred acquisition costs and contract
costs	78.6	247.6	—
Depreciation and amortization	57.2	19.2	5.0
Compensation and other	1,366.9	854.2	87.7
Total operating expenses	1,610.4	1,324.3	92.7
Total segment expenses	$6,132.6	$3,967	$94.1	$10,193.7

Net realized capital losses expense adjustments				70.0
Market risk benefit derivative settlements				(45.9)
Expenses from exited business (1)				200.3
Total expenses per consolidated statements of
operations				$10,418.1

124

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$3,290.4	$2,453.4	$1
Liability for future policy benefits remeasurement
gain	(11.1)	(43.8)	—
Market risk benefit remeasurement loss	3.1	—	—
Dividends to policyholders	0.2	94.6	—

Commission expense	189.2	447.1	—
Capitalization of deferred acquisition costs and contract
costs	(86.6)	(306.6)	—
Amortization of deferred acquisition costs and contract
costs	77.4	236.8	—
Depreciation and amortization	58.0	18.9	5.3
Interest expense on corporate debt	0.1	—	0.4
Compensation and other	1,332.1	829.5	108.8
Total operating expenses	1,570.2	1,225.7	114.5
Total segment expenses	$4,852.8	$3,729.9	$115.5	$8,698.2

Net realized capital losses expense adjustments				203.6
Market risk benefit derivative settlements				(35.0)
Expenses from exited business (1)				118.0
Total expenses per consolidated statements of
operations				$8,984.8

(1) Expenses from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Strategic review costs and impacts	$—	$—	$(74.4)
Amortization of reinsurance loss	592.9	74.6	69.3
Other impacts of reinsured business	(164.5)	125.7	123.1
Total expenses from exited business	$428.4	$200.3	$118

Segment Pre-Tax Operating Earnings

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings (losses)	$1,018.2	$454.1	$(8.1)	$1,464.2

Pre-tax net realized capital gains, as adjusted (1)				32.1
Pre-tax income from exited business (2)				84.9
Adjustments related to equity method investments
and noncontrolling interest				12.0
Total income before income taxes per consolidated
statements of operations				$1,593.2

125

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings	$1,062.1	$523.4	$6.6	$1,592.1

Pre-tax net realized capital losses, as adjusted (1)				(334.7)
Pre-tax loss from exited business (2)				(1,127.8)
Adjustments related to equity method investments
and noncontrolling interest				19.6
Total income before income taxes per consolidated
statements of operations				$149.2

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings (losses)	$1,028.6	$565.3	$(117)	$1,476.9

Pre-tax net realized capital losses, as adjusted (1)				(50.4)
Pre-tax income from exited business (2)				4,296.8
Adjustments related to equity method
investments and noncontrolling interest				62.2
Total income before income taxes per consolidated
statements of operations				$5,785.5

(1)Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Net realized capital gains (losses)	$(152.2)	$(154.7)	$83.3
Funds withheld adjustments	130.8	(244.2)	—
Derivative and hedging-related revenue adjustments	76.1	59.6	(6.7)
Market value adjustments to fee revenues	0.1	1.3	0.7
Certain variable annuity fees	71.3	73.3	75.9
Net realized capital gains (losses), net of related revenue adjustments	126.1	(264.7)	153.2

Amortization of actuarial balances	(1.7)	(0.1)	(0.1)
Capital losses distributed	0.1	2.5	0.5
Derivative and hedging-related expense adjustments	(3.5)	1.8	—
Market value adjustments of market risk benefits	(64.2)	(75.9)	(163.1)
Market value adjustments of embedded derivatives	(24.7)	1.7	(40.9)
Net realized capital losses, net of related expense adjustments	(94.0)	(70.0)	(203.6)
Pre-tax net realized capital gains (losses), as adjusted (a)	$32.1	$(334.7)	$(50.4)

(a)As adjusted before noncontrolling interest capital gains (losses).

126

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$447.4	$(1,085.7)	$3,652.8
Net realized capital gains on funds withheld assets	87.7	165.0	749.4
Strategic review costs and impacts	—	—	74.4
Amortization of reinsurance loss	(589.6)	(68.7)	(56.7)
Other impacts of reinsured business	139.4	(138.4)	(123.1)
Total pre-tax income (loss) from exited business	$84.9	$(1,127.8)	$4,296.8

Income Tax Expense

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$123.7	$90.9	$(17.1)	$197.5

Tax expense related to net realized capital gains, as
adjusted				8.9
Tax expense from exited business (1)				17.9
Total income taxes per consolidated statements
of operations				$224.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$134.2	$95	$(13.3)	$215.9

Tax benefit related to net realized capital losses, as
adjusted				(66.5)
Tax benefit from exited business (1)				(236.8)
Total income tax benefit per consolidated statements
of operations				$(87.4)

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$111.2	$108.7	$(8.1)	$211.8

Tax benefit related to net realized capital losses, as
adjusted				(13.7)
Tax expense from exited business (1)				907.9
Total income taxes per consolidated statements
of operations				$1,106

127

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(1) Income tax expense (benefit) related to exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$94	$(228)	$767.1
Net realized capital gains on funds withheld assets	18.4	34.7	157.4
Strategic review costs and impacts (a)	—	—	21.2
Amortization of reinsurance loss	(123.8)	(14.4)	(11.9)
Other impacts of reinsured business	29.3	(29.1)	(25.9)
Total income tax expense (benefit) related to exited business	$17.9	$(236.8)	$907.9

(a)Includes Global Intangible Low-Taxed Income allocated to exited business.

22. Revenues from Contracts with Customers

    The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$667.1	$556.3	$533.6
Benefits and Protection:
Specialty Benefits	12.1	12.7	12.3
Life Insurance	92.0	73.1	64.4
Total Benefits and Protection	104.1	85.8	76.7
Corporate	(0.8)	(0.8)	(0.9)
Total segment revenue from contracts with customers	770.4	641.3	609.4
Adjustments for fees and other revenues not within the scope of
revenue recognition guidance (1)	1,488.9	1,482.9	1,469.5
Pre-tax other adjustments (2)	74.7	80.5	89.2
Total fees and other revenues per consolidated statements of
operations	$2,334	$2,204.7	$2,168.1

(1)     Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)     Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

128

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Administrative service fee revenue	$651.1	$539.5	$519.2
Deposit account fee revenue	12.4	11.3	10.2
Commission income	3.6	1.9	1.2
Other fee revenue	—	3.6	3.0
Total revenues from contracts with customers	667.1	556.3	533.6
Fees and other revenues not within the scope of revenue
recognition guidance	1,123.3	1,118.7	1,114.0
Total fees and other revenues	1,790.4	1,675.0	1,647.6
Premiums and other considerations	2,644.0	2,935.0	1,959.7
Net investment income	2,828.1	2,584.7	2,274.1
Total operating revenues	$7,262.5	$7,194.7	$5,881.4

Benefits and Protection

    Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.
129

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Specialty Benefits:
Administrative service fees	$12.1	$12.7	$12.3
Total revenues from contracts with customers	12.1	12.7	12.3
Fees and other revenues not within the scope of revenue
recognition guidance	17.8	18.2	18.5
Total fees and other revenues	29.9	30.9	30.8
Premiums and other considerations	3,223.9	3,020.9	2,771.2
Net investment income	191.5	174.3	179.6
Total operating revenues	$3,445.3	$3,226.1	$2,981.6

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Life Insurance:
Administrative service fees	$36.9	$30.3	$26.9
Commission income	55.1	42.8	37.5
Total revenues from contracts with customers	92.0	73.1	64.4
Fees and other revenues not within the scope of revenue
recognition guidance	341.5	332.6	321.0
Total fees and other revenues	433.5	405.7	385.4
Premiums and other considerations	251.5	461.6	535.8
Net investment income	402.2	397.8	392.6
Total operating revenues	$1,087.2	$1,265.1	$1,313.8

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Eliminations	$(0.8)	$(0.8)	$(0.9)
Total revenues from contracts with customers	(0.8)	(0.8)	(0.9)
Fees and other revenues not within the scope of revenue
recognition guidance	6.3	13.4	16.0
Total fees and other revenues	5.5	12.6	15.1
Premiums and other considerations	(2.7)	(7.3)	(2.2)
Net investment income	82.3	115.0	47.8
Total operating revenues	$85.1	$120.3	$60.7

Contract Costs

    Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $47.1 million and $44.3 million as of December 31, 2024 and 2023,
130

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

respectively.
We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2024, 2023 and 2022, $7.0 million, $7.6 million and $7.6 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2024, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan ("Stock-Based Compensation Plans"), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, we assess the impact of material nonpublic information on PFG’s share price or expected volatility, as applicable, at the time of grant. No awards in 2024 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Compensation cost	$29	$25.3	$22.2
Related income tax benefit	5.9	5.1	4.6
Capitalized as part of an asset	1.2	1.1	1.2

Nonqualified Stock Options
    No nonqualified stock options were granted to employees during 2024, 2023 and 2022. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date.

    As of December 31, 2024, we did not have any unrecognized compensation cost related to nonvested stock options.

Performance Share Awards

    Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. The performance share awards include a relative total shareholder return modifier under which the number of shares ultimately awarded is also impacted by PFG’s actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant's continued employment through the performance
131

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2024, 2023 and 2022 was $82.52, $91.47 and $66.62, respectively.

As of December 31, 2024, we had $16.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units
    Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2024, 2023 and 2022 was $80.38, $86.86 and $69.80, respectively.

As of December 31, 2024, we had $36.0 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

Employee Stock Purchase Plan

    Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares' fair market value as of the end of the purchase period.

    We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $8.30, $7.49 and $7.31 during 2024, 2023 and 2022, respectively.

132

Report of Independent Registered Public Accounting Firm To the Stockholder and Board of Directors of Principal Life Insurance Company We have audited the consolidated financial statements of Principal Life Insurance Company (the Company) as of December 31, 2024 and 2023, for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated March 28, 2025 incorporated by reference in this Form N-4. Our audits of the consolidated financial statements included the financial statement schedules included in form N-VPFS (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits. In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements. /s/ Ernst & Young LLP Des Moines, Iowa March 28, 2025

Schedule I - Summary of Investments - Other Than Investments in Related Parties
December 31, 2024

			Amount as
			shown in the
			consolidated
			statement of
		Fair	financial
Type of Investment	Cost	value	position
	(in millions)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S government
corporations and agencies	$1,732.7	$1,434.9	$1,434.9
States, municipalities and political subdivisions	7,161.3	6,038.9	6,038.9
Foreign governments	553.8	482.0	482.0
Public utilities	5,077.3	4,452.8	4,452.8
Redeemable preferred stock	251.7	236.7	236.7
All other corporate bonds	31,320.4	28,667.7	28,667.7
Residential mortgage-backed securities	3,517.1	3,319.6	3,319.6
Commercial mortgage-backed securities	5,622.0	5,177.1	5,177.1
Collateralized debt obligations	6,514.8	6,556.6	6,556.6
Other debt obligations	9,421.1	8,894.1	8,894.1
Unallocated portfolio layer method basis adjustment	(55.7)	—	—
Total fixed maturities, available-for-sale	71,116.5	65,260.4	65,260.4
Fixed maturities, trading	890.7	890.7	890.7
Equity securities:
Banks, trust and insurance companies	30.7	30.7	30.7
Industrial, miscellaneous and all other	758.4	758.4	758.4
Non-redeemable preferred stock	15.5	15.5	15.5
Total equity securities	804.6	804.6	804.6
Mortgage loans	19,657.9	XXXX	19,657.9
Real estate, net:
Other real estate	2,463.7	XXXX	2,463.7
Policy loans	852.4	XXXX	852.4
Other investments	5,274.9	XXXX	5,274.9
Total investments	$101,060.7	XXXX	$95,204.6

Schedule III - Supplementary Insurance Information
As of December 31, 2024 and 2023 and for each of the years ended December 31, 2024, 2023 and 2022

				Contractholder
	Deferred		Future policy	and other	Market risk
	acquisition	Market risk	benefits and	policyholder	benefit
Segment	costs	benefit asset	claims	funds	liability
	(in millions)
2024:
Retirement and Income Solutions	$955.7	$199.5	$29,818.3	$36,027	$62.1
Benefits and Protection	2,969.6	—	14,290.5	7,940.9	—
Corporate	—	—	194.5	1.6	—
Total	$3,925.3	$199.5	$44,303.3	$43,969.5	$62.1

2023:
Retirement and Income Solutions	$918.9	$153.4	$29,161.9	$34,399.6	$111.9
Benefits and Protection	3,007.6	—	13,137.0	7,870.8	—
Corporate	—	—	189.1	2.0	—
Total	$3,926.5	$153.4	$42,488	$42,272.4	$111.9

Schedule III - Supplementary Insurance Information - (continued)
As of December 31, 2024 and 2023 and for each of the years ended December 31, 2024, 2023 and 2022

				Liability for
			Benefits,	future policy	Market risk	Amortization
	Premiums	Net	claims and	benefits	benefit	of deferred	Other
	and other	investment	settlement	remeasurement	remeasurement	acquisition	operating
Segment	considerations	income (1)	expenses	(gain) loss	loss	costs	expenses (1)
	(in millions)
2024:
Retirement and
Income
Solutions	$2,644	$2,840.5	$4,543	$(14.5)	$50.6	$95.2	$1,649.8
Benefits and
Protection	3,449.9	583.1	2,287.7	675.7	—	292.8	1,118.7
Corporate	(2.7)	110.8	1.7	—	—	—	79.5
Total	$6,091.2	$3,534.4	$6,832.4	$661.2	$50.6	$388	$2,848

2023:
Retirement and
Income
Solutions	$2,935	$2,618.8	$4,615.8	$(68.5)	$33.7	$95.9	$1,562.1
Benefits and
Protection	3,469.0	545.7	2,609.0	16.0	—	292.8	1,078.0
Corporate	(7.3)	121.0	1.4	—	—	—	92.7
Total	$6,396.7	$3,285.5	$7,226.2	$(52.5)	$33.7	$388.7	$2,732.8

2022:
Retirement and
Income
Solutions	$1,959.7	$2,252.2	$3,328	$(14.9)	$131.2	$101	$1,514.2
Benefits and
Protection	3,306.8	560.3	2,553.7	(244.9)	—	284.7	1,018.8
Corporate	(2.2)	39.9	1.0	—	—	—	217.2
Total	$5,264.3	$2,852.4	$5,882.7	$(259.8)	$131.2	$385.7	$2,750.2

(1) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

Schedule IV - Reinsurance
As of December 31, 2024, 2023 and 2022 and for each of the years then ended

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other		assumed
	amount	companies	companies	Net amount	to net
	($ in millions)
2024:
Life insurance in force	$338,344	$351,462.3	$402,770.5	$389,652.2	103.4%

Premiums:
Life insurance and annuities	$4,116.5	$1,113.3	$532.4	$3,535.6	15.1%
Accident and health insurance	2,706.4	150.8	—	2,555.6	—%
Total	$6,822.9	$1,264.1	$532.4	$6,091.2	8.7%

2023:
Life insurance in force	$329,287.2	$333,380.6	$388,012.8	$383,919.4	101.1%

Premiums:
Life insurance and annuities	$3,847.1	$387.9	$517	$3,976.2	13.0%
Accident and health insurance	2,576.7	156.2	—	2,420.5	—%
Total	$6,423.8	$544.1	$517	$6,396.7	8.1%

2022:
Life insurance in force	$317,116.8	$222,711.4	$374,462.3	$468,867.7	79.9%

Premiums:
Life insurance and annuities	$2,824.1	$297.9	$503.5	$3,029.7	16.6%
Accident and health insurance	2,392.4	157.8	—	2,234.6	—%
Total	$5,216.5	$455.7	$503.5	$5,264.3	9.6%